                                                    Registration No. 333-165395
                                                     Registration No. 811-07659

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4
                         REGISTRATION STATEMENT
                                  UNDER
                        THE SECURITIES ACT OF 1933      [_]
                       PRE-EFFECTIVE AMENDMENT NO.      [_]
                      POST-EFFECTIVE AMENDMENT NO. 8    [X]
                                  AND/OR
                          REGISTRATION STATEMENT
                                  UNDER
                    THE INVESTMENT COMPANY ACT OF 1940  [_]
                            AMENDMENT NO. 329           [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                            SEPARATE ACCOUNT NO. 49
                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  DODIE KENT
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                           901 NEW YORK AVENUE, N.W.
                            WASHINGTON, D.C. 20001

                               -----------------

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

    [_]Immediately upon filing pursuant to paragraph (b) of Rule 485.
    [X]On May 1, 2014 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in Separate Account under variable annuity contracts.

================================================================================

                               EXPLANATORY NOTE:

This Post-Effective Amendment No. 8 ("PEA") to the Form N-4 Registration Statement No. 333-165395 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 49 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectus and Statement of Additional Information. Part C has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

Structured Capital Strategies(R)

A variable and index-linked deferred annuity contract


PROSPECTUS DATED MAY 1, 2014


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING OR TAKING ANY OTHER ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

WHAT IS STRUCTURED CAPITAL STRATEGIES(R)?

Structured Capital Strategies(R) is a variable and index-linked deferred annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Structured Capital Strategies(R) Series B ("Series B"), Structured Capital Strategies(R) Series C ("Series C") and Structured Capital Strategies(R) Series ADV ("Series ADV"). The contracts provide for the accumulation of retirement savings. The contract also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, in one or more of the Segments comprising the Structured Investment Option or in our Dollar Cap Averaging Program. See "Definition of key terms" later in this Prospectus for a more detailed explanation of terms associated with the Structured Investment Option.

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.

The contract may not currently be available in all states. In addition, certain features described in this Prospectus may vary in your state. Not all indices are available in all states. For a state-by-state description of all material variations to this contract, see "Appendix II" later in this Prospectus. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.

WE RESERVE THE RIGHT TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON, CONTRIBUTIONS INTO CERTAIN INVESTMENT OPTIONS, INCLUDING ANY OR ALL OF THE SEGMENTS COMPRISING THE STRUCTURED INVESTMENT OPTION. IF WE EXERCISE THIS RIGHT, YOUR ABILITY TO INVEST IN YOUR CONTRACT, INCREASE YOUR CONTRACT VALUE AND, CONSEQUENTLY, INCREASE YOUR DEATH BENEFIT WILL BE LIMITED.

--------------------------------------------------------------------------------

PLEASE REFER TO PAGE 14 OF THIS PROSPECTUS FOR A DISCUSSION OF RISK FACTORS.

--------------------------------------------------------------------------------

Our variable investment options are subaccounts offered through Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("portfolio") of the EQ Advisors Trust (the "Trust"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio. Below is a complete list of the variable investment options:

------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
------------------------------------------------------------
EQ/Core Bond Index   EQ/Equity 500 Index   EQ/Money Market
------------------------------------------------------------

We also offer our Structured Investment Option, which permits you to invest in one or more segments, each of which provides performance tied to the performance of a securities or commodities index for a set period (1 year, 3 years or 5 years). The Structured Investment Option does not involve an investment in any underlying portfolio. Instead, it is an obligation of AXA Equitable Life Insurance Company. Unlike an index fund, the Structured Investment Option provides a return at segment maturity designed to provide a combination of protection against certain decreases in the index and a limitation on participation in certain increases in the index. The extent of the downside protection at segment maturity varies by segment, ranging from the first 10%, 20% or 30% of loss. THERE IS A RISK OF A SUBSTANTIAL LOSS OF YOUR PRINCIPAL BECAUSE YOU AGREE TO ABSORB ALL LOSSES TO THE EXTENT THEY EXCEED THE PROTECTION PROVIDED BY THE STRUCTURED INVESTMENT OPTION AT SEGMENT MATURITY. IF YOU WOULD LIKE A GUARANTEE OF PRINCIPAL, WE OFFER OTHER PRODUCTS THAT PROVIDE SUCH GUARANTEES.

The total amount earned on an investment in a segment of the Structured Investment Option is only applied at segment maturity. If you take a withdrawal from a segment on any date prior to segment maturity, we calculate the interim value of the segment as described in "Appendix III -- Segment Interim Value." This amount may be less than the amount invested and may be less than the amount you would receive had you held the investment until segment maturity. The Segment Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. All other factors being equal, the Segment Interim Value would be lower the earlier a withdrawal or surrender is made during a Segment. Also, participation in upside performance for early withdrawals is pro-rated based on the period those amounts were invested in a Segment. This means you participate to a lesser extent in upside performance the earlier you take a withdrawal.

We currently offer the Structured Investment Option using the following indices:


-----------------------------------------------------------------------------------------------
 INDICES
-----------------------------------------------------------------------------------------------
.. S&P 500 Price Return Index                    . MSCI Emerging Markets Price Return Index

.. London Gold Market Fixing Ltd PM Fix          . NYMEX West Texas Intermediate Crude Oil
  Price/USD (the "Gold Index")                    Generic Front-Month Futures (the "Oil Index")

.. Russell 2000(R) Price Return Index            . MSCI EAFE Price Return Index

.. iShares(R) Dow Jones U.S. Real Estate Index   . NASDAQ-100 Price Return Index
  Fund
-----------------------------------------------------------------------------------------------




THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                            SCS

                                                                        #611826

TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

A minimum contribution of $25,000 is required to purchase a contract.

You can purchase this contract in one of three ways: (i) as a Series B contract, which has withdrawal charges, (ii) as a Series C contract, which has no withdrawal charges, or (iii) as a Series ADV contract, if you are a participant in an account established under a fee-based program sponsored by a registered investment adviser that we accept, which has no withdrawal charges.

The principal underwriters of the contract are AXA Advisors, LLC and AXA Distributors, LLC. The offering of the contract is intended to be continuous.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2014, is a part of the registration statement filed on Form N-4. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

Contents of this Prospectus

--------------------------------------------------------------------------------


       Who is AXA Equitable?                                          5
       Definitions of key terms                                       6
       Structured Capital Strategies(R) at a glance -- key features   8


       -----------------------------------------------------------------
       FEE TABLE                                                     11
       -----------------------------------------------------------------

       Examples                                                      12
       Condensed financial information                               13


       -----------------------------------------------------------------
       1.RISK FACTORS                                                14
       -----------------------------------------------------------------


       -----------------------------------------------------------------
       2. HOW TO REACH US                                            16
       -----------------------------------------------------------------


       -----------------------------------------------------------------
       3.CONTRACT FEATURES AND BENEFITS                              18
       -----------------------------------------------------------------
       How you can purchase and contribute to your contract          18
       Owner and annuitant requirements                              21
       How you can make your contributions                           21
       Allocating your contributions                                 22
       What are your investment options under the contract?          22
       Portfolios of the Trust                                       23
       Structured Investment Option                                  25
       Dollar Cap Averaging Program                                  31
       Pre-Packaged Segment Selection                                32
       Your right to cancel within a certain number of days          32


       -----------------------------------------------------------------
       4.DETERMINING YOUR CONTRACT'S VALUE                           34
       -----------------------------------------------------------------
       Your account value and cash value                             34
       Your contract's value in the variable investment options and
         Segment Type Holding Accounts                               34
       Your contract's value in the Structured Investment Option     34


       -----------------------------------------------------------------
       5.TRANSFERRING YOUR MONEY AMONG INVESTMENT
         OPTIONS                                                     36
       -----------------------------------------------------------------
       Transferring your account value                               36
       Disruptive transfer activity                                  36


-------------
"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner. When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

        ---------------------------------------------------------------
        6.ACCESSING YOUR MONEY                                      38
        ---------------------------------------------------------------
        Withdrawing your account value                              38
        How withdrawals are taken from your account value           39
        Surrendering your contract to receive its cash value        39
        Withdrawals treated as surrenders                           39
        When to expect payments                                     39
        Your annuity payout options                                 39


        ---------------------------------------------------------------
        7.CHARGES AND EXPENSES                                      42
        ---------------------------------------------------------------
        Charges that AXA Equitable deducts                          42
        Charges under the contracts                                 42
        Charges that the Trust deducts                              44
        Group or sponsored arrangements                             44
        Other distribution arrangements                             44


        ---------------------------------------------------------------
        8.PAYMENT OF DEATH BENEFIT                                  45
        ---------------------------------------------------------------
        Your beneficiary and payment of benefit                     45
        Beneficiary continuation option                             46


        ---------------------------------------------------------------
        9.TAX INFORMATION                                           49
        ---------------------------------------------------------------
        Overview                                                    49
        Buying a contract to fund a retirement arrangement          49
        Transfers among investment options                          49
        Taxation of nonqualified annuities                          49
        Individual retirement arrangements ("IRAs")                 51
        Roth individual retirement annuities ("Roth IRAs")          56
        Federal and state income tax withholding and information
          reporting                                                 59
        Impact of taxes to AXA Equitable                            59


        ---------------------------------------------------------------
        10.MORE INFORMATION                                         60
        ---------------------------------------------------------------
        About Separate Account No. 49                               60
        About Separate Account No. 68                               60
        About the Trust                                             60
        About the general account                                   61
        About other methods of payment                              61
        Dates and prices at which contract events occur             61
        About your voting rights                                    62
        Statutory compliance                                        62
        About legal proceedings                                     62
        Financial statements                                        62
        Transfers of ownership, collateral assignments, loans, and
          borrowing                                                 63
        About Custodial IRAs                                        63
        Distribution of the contracts                               63


                  --------------------------------------------------------------------------
                  11.INCORPORATION OF CERTAIN DOCUMENTS
                     BY REFERENCE                                                       66
                  --------------------------------------------------------------------------


        ----------------------------------------------------------------
        APPENDICES
        ----------------------------------------------------------------
          I  --  Condensed financial information                     I-1
         II  --  State contract availability and/or variations of
                   certain features and benefits                    II-1
        III  --  Segment Interim Value                             III-1
         IV  --  Index Publishers                                   IV-1
          V  --  Segment Maturity Date and Segment Start Date
                   examples                                          V-1
         VI  --  Purchase considerations for defined benefit and
                   defined contribution plans                       VI-1


        ----------------------------------------------------------------
        STATEMENT OF ADDITIONAL INFORMATION
          Table of contents
        ----------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $552.3 billion in assets as of December 31, 2013. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

Definitions of key terms


--------------------------------------------------------------------------------

ACCOUNT VALUE -- Your "account value" is the total of: (i) the values you have in the variable investment options, (ii) the values you have in the Segment Type Holding Accounts and (iii) your Segment Interim Values.

ANNUITANT -- The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.

BUSINESS DAY -- Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

CASH VALUE -- At any time before annuity payments begin, your contract's cash value is equal to the account value less any applicable withdrawal charges.

CONTRACT DATE -- The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract.

CONTRACT DATE ANNIVERSARY -- The end of each 12 month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.

CONTRACT YEAR -- The 12 month period beginning on your contract date and each 12 month period after that date is a "contract year."

DOLLAR CAP AVERAGING PROGRAM -- Our Dollar Cap Averaging Program allows for the systematic transfer of amounts in the dollar cap averaging account into the Segment Type Holding Accounts.

INDEX -- An Index is used to determine the Segment Rate of Return for a Segment. We currently offer Segment Types based on the performance of (1) securities indices, (2) commodities indices and (3) exchange-traded funds. Throughout this Prospectus, we refer to these indices and exchange-traded funds using the term "Index" or, collectively, "Indices." In the future, we may offer Segment Types based on other types of Indices.

INDEX PERFORMANCE RATE -- For a Segment, the percentage change in the value of the related Index from the Segment Start Date to the Segment Maturity Date. The Index Performance Rate may be positive or negative.

IRA -- Individual retirement annuity contract, either traditional IRA or Roth IRA (may also refer to an individual retirement account or an individual retirement arrangement).

IRS -- Internal Revenue Service

NQ CONTRACT -- Nonqualified contract.

OWNER -- The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits.

PERFORMANCE CAP RATE -- The highest Segment Rate of Return that can be credited on a Segment Maturity Date. The Performance Cap Rate is not an annual rate of return.

PERFORMANCE CAP THRESHOLD -- A minimum rate you may specify as a participation requirement that the Performance Cap Rate for a new Segment must equal or exceed in order for amounts to be transferred from a Segment Type Holding Account into a new Segment.

SAI -- Statement of Additional Information.

SEC -- Securities and Exchange Commission.

SEGMENT -- An investment option we establish with a specific Index, Segment Duration, Segment Buffer, Segment Maturity Date and Performance Cap Rate.

SEGMENT BUFFER -- The portion of any negative Index Performance Rate that we absorb on a Segment Maturity Date for a particular Segment. Any percentage decline in a Segment's Index Performance Rate in excess of the Segment Buffer reduces your Segment Maturity Value. We currently offer Segment Buffers of -10%, -20% and -30%.

SEGMENT BUSINESS DAY -- A business day that all Indices underlying available Segments are scheduled to be open and to publish prices. A scheduled holiday for any one Index disqualifies that day from being scheduled as a Segment Business Day for all Segments. We use Segment Business Days in this manner so that, based on published holiday schedules, we mature all Segments on the same day and start all new Segments on a subsequent day. This design, among other things, facilitates the roll over of maturing Segment Investments into new Segments. It is possible that due to emergency conditions, an Index cannot provide a price on a day that was scheduled to be a Segment Business Day. These unforeseen events can have two results. (1) If the NYSE experiences an emergency close and cannot publish a price, we cannot mature or start any Segments for any Index. (2) If any Index other than the NYSE experiences an emergency close and cannot publish a price, we will mature or start Segments for all unaffected Indices.

SEGMENT DURATION -- The period from the Segment Start Date to the Segment Maturity Date. We currently offer Segment Durations of 1 year, 3 years or 5 years.

SEGMENT INTERIM VALUE -- The value of your investment in a Segment prior to the Segment Maturity Date.

SEGMENT INVESTMENT -- The amount transferred to a Segment on its Segment Start Date, as adjusted for any withdrawals from that Segment.

SEGMENT MATURITY DATE -- The Segment Business Day on which a Segment ends. This is generally the first Segment Business Day occurring after the 13th of the same month as the Segment Start Date in the calendar year in which the Segment Duration ends.


SEGMENT MATURITY DATE REQUIREMENT -- You will not be permitted to invest in a Segment if the Segment Maturity Date is later than your contract maturity date.

      DEFINITIONS OF KEY TERMS

SEGMENT MATURITY VALUE -- The value of your investment in a Segment on the Segment Maturity Date.

SEGMENT PARTICIPATION REQUIREMENTS -- The requirements that must be met before we transfer amounts from a Segment Type Holding Account to a new Segment on a Segment Start Date.

SEGMENT RATE OF RETURN -- If the Index Performance Rate is positive, then the Segment Rate of Return is a rate equal to the Index Performance Rate, but not more than the Performance Cap Rate. If the Index Performance Rate is negative, but declines by a percentage less than or equal to the Segment Buffer, then the Segment Rate of Return is 0%. If the Index Performance Rate is negative, and declines by more than the Segment Buffer, then the Segment Rate of Return is negative, but will not reflect the first -10%, -20% or -30% of downside performance, depending on the Segment Buffer applicable to that Segment.

SEGMENT RETURN AMOUNT -- Equals the Segment Investment multiplied by the Segment Rate of Return.

SEGMENT START DATE -- The Segment Business Day on which a new Segment is established. This is generally the second Segment Business Day occurring after the 13th of each month.


SEGMENT TYPE -- Comprises all Segments having the same Index, Segment Duration, and Segment Buffer. Each Segment Type has a corresponding Segment Type Holding Account.


SEGMENT TYPE HOLDING ACCOUNT -- An account that holds all contributions and transfers allocated to a Segment Type pending investment in a Segment. There is a Segment Type Holding Account for each Segment Type. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option.

STRUCTURED INVESTMENT OPTION -- An investment option that permits you to invest in various Segments, each tied to the performance of an Index, and participate in the performance of that Index.

                           DEFINITIONS OF KEY TERMS

Structured Capital Strategies(R) at a glance -- key features

--------------------------------------------------------------------------------

THREE CONTRACT SERIES        This Prospectus describes three contract series of
                             Structured Capital Strategies(R) -- Series B, Series C and
                             Series ADV. Series B contracts are subject to a withdrawal charge schedule, while the Series C and Series ADV
                             contracts are not subject to a withdrawal charge schedule.
                             Series ADV contracts can only be purchased through an
                             account established under a fee-based program offered by a registered investment adviser. The fees and expenses of
                             your fee-based program are separate from and in addition to the fees and expenses of the contract and generally provide for various advisory and other services. We do not create
                             or approve these fee-based programs, which are the sole
                             responsibility of the registered investment adviser that
                             maintains them.

                             Each series provides for the accumulation of retirement
                             savings and income, and provides for the payment of account value to your beneficiary upon death, and offers various
                             payout options.

                             Each series has a different charge structure. For details, please see the "Fee table" and "Charges and expenses"
                             sections later in this Prospectus.

                             Throughout the Prospectus, any differences in the series
                             are identified. Also see "Definition of key terms" earlier in this Prospectus for a more detailed explanation of terms associated with the Structured Investment Option.

                             You should work with your financial professional to decide which series of the contract may be appropriate for you
                             based on a thorough analysis of your particular insurance
                             needs, financial objectives, investment goals, time
                             horizons and risk tolerance.

                             Before you purchase a Series C contract, you should be
                             aware that you will pay higher Separate account annual
                             expenses than if you purchase a Series B or Series ADV
                             contract. If you plan to hold your Series C contract for an extended period of time or invest in segment durations of 5 years, you may be better off in a Series B or Series ADV
                             contract. You should consider this possibility before
                             purchasing the contract.

                             Not all contract series may be available in your state.
                             Please see "Appendix II: State contract availability and/or variations of certain features and benefits" later in this prospectus.
-----------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS  Structured Capital Strategies(R) variable investment options invest in portfolios sub-advised by professional
                             investment advisers. The contract currently offers three
                             variable investment options. Depending upon the performance of the variable investment options, you could lose money by investing in one or more variable investment options.
-----------------------------------------------------------------------------------------
STRUCTURED INVESTMENT        See "Definition of key terms" on the prior page and
OPTION                       "Contract features and benefits" later in this Prospectus
                             for more detailed explanations of terms associated with the
                             Structured Investment Option.
                             ------------------------------------------------------------
                             .   18 Segment Types with Segment Durations of 1, 3 and 5
                                 years.
                             .   Investments in Segments are not investments in
                                 underlying mutual funds; Segments are not "index
                                 funds." Each Segment Type offers an opportunity to
                                 invest in a Segment that is tied to the performance of
                                 a Securities or Commodities Index or exchange-trade
                                 fund. Throughout this Prospectus, we refer to these
                                 indices and exchange-traded funds using the term
                                 "Index" or, collectively, "Indices." You participate in
                                 the performance of that Index by investing in the
                                 Segment. You do not participate in the investment
                                 results of any assets we hold in relation to the
                                 Segments. We hold assets in a "non-unitized" separate
                                 account we have established under the New York
                                 Insurance Law to support our obligations under the
                                 Structured Investment Option. We calculate the results
                                 of an investment in a Segment pursuant to one or more
                                 formulas described later in this Prospectus. Depending
                                 upon the performance of the Indices, you could lose
                                 money by investing in one or more Segments.
                             .   An "Index" is used to determine the Segment Rate of
                                 Return for a Segment. We currently offer Segment Types
                                 based on the performance of (1) securities indices, (2)
                                 commodities indices and (3) exchange-traded funds.
                                 Throughout this Prospectus, we refer to these indices
                                 and exchange-traded funds using the term "Index" or,
                                 collectively, "Indices." In the future, we may offer
                                 Segment Types based on other types of Indices. The
                                 Indices are as follows:
                                -- S&P 500 Price Return Index;
                                -- Russell 2000(R) Price Return Index;
                                -- MSCI EAFE Price Return Index;
                                -- MSCI Emerging Markets Price Return Index;
                                -- iShares(R) Dow Jones U.S. Real Estate Index Fund;
                                -- NASDAQ-100 Price Return Index;
                                -- London Gold Market Fixing Ltd PM Fix Price /USD (the
                                   "Gold Index"); and
-----------------------------------------------------------------------------------------

         STRUCTURED CAPITAL STRATEGIES(R) AT A GLANCE -- KEY FEATURES

-----------------------------------------------------------------------------------
STRUCTURED INVESTMENT     -- NYMEX West Texas Intermediate Crude Oil Generic
OPTION (CONTINUED)           Front-Month Futures (the "Oil Index").
                         .   The Segment Return Amount (which equals the Segment
                             Investment multiplied by the Segment Rate of Return)
                             will only be applied on the Segment Maturity Date.
                       .   The Segment Rate of Return could be positive, zero, or
                           negative. THERE IS A RISK OF A SUBSTANTIAL LOSS OF YOUR
                           PRINCIPAL BECAUSE YOU AGREE TO ABSORB ALL LOSSES TO THE
                           EXTENT THEY EXCEED THE APPLICABLE SEGMENT BUFFER.
                       .   On any date prior to segment maturity, we calculate the
                           Segment Interim Value for each Segment as described in
                           "Appendix III -- Segment Interim Value". This amount
                           may be less than the amount invested and may be less
                           than the amount you would receive had you held the
                           investment until segment maturity. The Segment Interim
                           Value will generally be negatively affected by
                           increases in the expected volatility of index prices,
                           interest rate increases, and by poor market
                           performance. All other factors being equal, the Segment
                           Interim Value would be lower the earlier a withdrawal
                           or surrender is made during a Segment. Also,
                           participation in upside performance for early
                           withdrawals is pro-rated based on the period those
                           amounts were invested in a Segment. This means you
                           participate to a lesser extent in upside performance
                           the earlier you take a withdrawal.
                       .   BOTH THE PERFORMANCE CAP RATE AND THE SEGMENT BUFFER
                           ARE RATES OF RETURN FROM THE SEGMENT START DATE TO THE
                           SEGMENT MATURITY DATE, NOT ANNUAL RATES OF RETURN, EVEN
                           IF THE SEGMENT DURATION IS LONGER THAN ONE YEAR.
                           THEREFORE YOUR PERFORMANCE CAP THRESHOLD IS ALSO NOT AN
                           ANNUAL RATE, AS IT IS BASED ON THE SEGMENT DURATION.
                       .   THE HIGHEST LEVEL OF PROTECTION ON A SEGMENT MATURITY
                           DATE IS THE -30% SEGMENT BUFFER AND LOWEST LEVEL OF
                           PROTECTION IS THE -10% SEGMENT BUFFER.
                       .   THIS PRODUCT GENERALLY OFFERS GREATER UPSIDE POTENTIAL,
                           BUT LESS DOWNSIDE PROTECTION, ON A SEGMENT MATURITY
                           DATE THAN FIXED INDEXED ANNUITIES, WHICH PROVIDE A
                           GUARANTEED MINIMUM RETURN.
-----------------------------------------------------------------------------------

TAX CONSIDERATIONS  .   On earnings inside the     No tax until you make withdrawals
                        contract                   from your contract or receive
                                                   annuity payments.
                    ------------------------------------------------------------------
                    .   On transfers inside the    No tax on transfers among
                        contract                   investment options, including on a
                                                   Segment Maturity Date.
                    ------------------------------------------------------------------

                      If you are purchasing an annuity contract as an Individual
                      Retirement Annuity (IRA), you should be aware that such
                      annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code for
                      individual retirement arrangements. Before purchasing this contract, you should consider whether its features and
                      benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits
                      and costs of this contract with any other investment that
                      you may use in connection with your individual retirement
                      arrangement. You should also be aware that income received under the contract is taxable as ordinary income and not as capital gain. For more information, see "Tax information"
                      later in this Prospectus.
------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS  .   NQ
                         $25,000 (initial) (minimum)
                         $500 (additional) (minimum)
                      .   Traditional or Roth IRA
                         $25,000 (initial) (minimum)
                         $50 (subsequent) (minimum)
                      .   Maximum contribution limitations apply to all contracts.
                      --------------------------------------------------------------
                      In general, contributions are limited to $1.5 million under all Structured Capital Strategies(R) contracts with the
                      same owner or annuitant and $2.5 million under all AXA
                      Equitable annuity accumulation contracts with the same
                      owner or annuitant. Higher contributions may only be made
                      with our prior approval. Upon advance notice to you, we may exercise certain rights we have under the contract
                      regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and
                      limitations, and (ii) discontinue acceptance of
                      contributions including contributions in general, or to
                      particular investment options. In addition, we may, at any time, exercise our right to limit or terminate transfers
                      into any variable investment option. For more information, see "How you can purchase and contribute to your contract"
                      in "Contract features and benefits" later in this
                      Prospectus.
------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY  .   Partial withdrawals
                      .   Contract surrender
                      .   You may be subject to tax on any income you receive
                          and, unless you are 59 1/2 or another exception
                          applies, an additional 10% federal income tax penalty.
                          For Series B, you may also incur a withdrawal charge
                          for certain withdrawals or if you surrender your
                          contract.
------------------------------------------------------------------------------------

         STRUCTURED CAPITAL STRATEGIES(R) AT A GLANCE -- KEY FEATURES

---------------------------------------------------------------------------------------
ADDITIONAL FEATURES        .   Dollar Cap Averaging Program (available to all
                               contracts on or about June 24, 2013)
                           .   Pre-Packaged Segment Selection (available to contracts
                               purchased on or after June 24, 2013)
---------------------------------------------------------------------------------------
FEES AND CHARGES           Please see "Fee table" later in this section for complete
                           details.
---------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  0-85
AGES
---------------------------------------------------------------------------------------
YOUR RIGHT TO CANCEL       To exercise your cancellation right you must notify us,
                           with a signed letter of instruction electing this right, to our processing office within 10 days after you receive your contract. If state law requires, this "free look" period
                           may be longer. See "Your right to cancel within a certain
                           number of days" in "Contract features and benefits" later
                           in this Prospectus for more information.
---------------------------------------------------------------------------------------

THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. ALL SEGMENT TYPES MAY NOT BE AVAILABLE IN ALL STATES. FOR A STATE-BY-STATE DESCRIPTION OF ALL MATERIAL VARIATIONS TO THIS CONTRACT, SEE "APPENDIX II" LATER IN THIS PROSPECTUS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from those in the contracts offered by this Prospectus. Not every contract we issue is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether this contract is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

         STRUCTURED CAPITAL STRATEGIES(R) AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase a Variable Immediate Annuity payout option, request special services or make certain transfers and exchanges. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply./(1)/

------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU
 REQUEST CERTAIN TRANSACTIONS
------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of
contributions withdrawn (deducted if you
surrender your contract or make certain
withdrawals or apply your cash value to certain    SERIES B/(2)/ SERIES C SERIES ADV
payout options).                                   5.00%         N/A      N/A

Charge for each additional transfer in excess of          Maximum Charge: $35
12 transfers per contract year:/(3)/                      Current Charge: $0

SPECIAL SERVICES CHARGES

..   Wire transfer charge       Current and Maximum Charge:  $90

..   Express mail charge        Current and Maximum Charge:  $35

..   Duplicate contract charge  Current and Maximum Charge:  $35
----------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying Trust portfolio fees and expenses.

-----------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS (INCLUDING THE SEGMENT TYPE
 HOLDING ACCOUNTS) EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                            SERIES B SERIES C SERIES ADV
                                                             -------- -------- ----------
Contract fee/(4)/                                            1.25%    1.65%    0.65%

---------------------------------------------------------------------------------------------------------
 ADJUSTMENTS FOR EARLY SURRENDER OR WITHDRAWAL FROM A SEGMENT
---------------------------------------------------------------------------------------------------------
 WHEN CALCULATION IS MADE                                        MAXIMUM AMOUNT THAT MAY BE LOST/(5)/
---------------------------------------------------------------------------------------------------------
                                                              -10% BUFFER    -20% BUFFER    -30% BUFFER
---------------------------------------------------------------------------------------------------------
Segment Interim Value is applied on surrender or withdrawal  90% of Segment 80% of Segment 70% of Segment
from a Segment prior to its Segment Maturity Date            Investment     Investment     Investment
---------------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust Prospectus for the portfolio.


-----------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2013 (expenses that are deducted from                Lowest Highest
portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)/(6)/  0.62%  0.72%
-----------------------------------------------------------------------------------------------------------------


(1)The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal, surrender your contract to receive its cash value, or surrender your contract to apply your cash value to a non-life contingent annuity payment option. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1").

Contract Year
-------------
     1........ 5.00%
     2........ 5.00%
     3........ 5.00%
     4........ 4.00%
     5........ 3.00%
     6+....... 0.00%

                                   FEE TABLE

(3)Currently, we do not charge for transfers among variable investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each variable transfer at the time each transfer is processed. See "Transfer charge" in "Charges and expenses" later in this Prospectus. We will not count transfers from Segment Type Holding Accounts into Segments on a Segment Start Date, or the allocation of Segment Maturity Value on a Segment Maturity Date in calculating the number of transfers subject to this charge.

(4)On a non-guaranteed basis, we may waive any portion of the contract fee as it applies to the EQ/Money Market variable investment option to the extent that the fee exceeds the income distributed by the underlying EQ/Money Market Portfolio. This waiver is limited to the contract fee, and it is not a fee waiver or performance guarantee for the underlying EQ/Money Market Portfolio. See "Contract fee" in "Charges and expenses" later in this Prospectus.


(5)The actual amount of the Interim Value Calculation is determined by a formula that depends on, among other things, the Segment Buffer and how the Index has performed since the Segment Start Date, as discussed in detail under "Appendix III" later in this Prospectus. The maximum loss would occur if there is a total distribution for a Segment with a -10%, -20% or -30% buffer at a time when the Index price has declined to zero. If you surrender or cancel your contract, die or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date, and any upside performance will be limited to a percentage lower than the Performance Cap Rate.

(6)The "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the EQ/Core Bond Index Portfolio and EQ/Money Market Portfolio.


EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses). These examples do not reflect charges for any special service you may request. For a complete description of portfolio charges and expenses, please see the prospectuses for the Trust.

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated under a Series B contract, a Series C contract and under a Series ADV contract.

The Structured Investment Option and the Dollar Cap Averaging Program are not covered by the fee table and examples. However, the withdrawal charge, if any, applies to the Structured Investment Option.

These examples should not be considered a representation of past or future expenses for any variable investment option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) the total annual expenses of the portfolios set forth in the previous tables; and (ii) there is no waiver of any withdrawal charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                    SERIES B                                                 SERIES B
----------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
----------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                       1 YEAR   3 YEARS  5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------------
EQ/CoreBond Index                     $707    $1,139   $1,397    $2,364    $207     $639     $1,097     $2,364
----------------------------------------------------------------------------------------------------------------
EQ/Equity500 Index                    $696    $1,107   $1,343    $2,255    $196     $607     $1,043     $2,255
----------------------------------------------------------------------------------------------------------------
EQ/MoneyMarket                        $707    $1,139   $1,397    $2,364    $207     $639     $1,097     $2,364
----------------------------------------------------------------------------------------------------------------


                                             SERIES C
---------------------------------------------------------------------------------------------------------------
                                                                                   IF YOU DO NOT
                                    IF YOU SURRENDER YOUR CONTRACT AT THE SURRENDER YOUR CONTRACT AT THE END OF
                                    END OF THE APPLICABLE TIME PERIOD       THE APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                      1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST
---------------------------------------------------------------------------------------------------------------
EQ/CoreBond Index                    $249     $765     $1,308    $2,789    $249     $765     $1,308    $2,789
---------------------------------------------------------------------------------------------------------------
EQ/Equity500 Index                   $238     $734     $1,256    $2,685    $238     $734     $1,256    $2,685
---------------------------------------------------------------------------------------------------------------
EQ/MoneyMarket                       $249     $765     $1,308    $2,789    $249     $765     $1,308    $2,789
---------------------------------------------------------------------------------------------------------------

                                   FEE TABLE

                             SERIES
                              ADV
------------------------------------------------------------------------------------------
                                                              IF YOU DO NOT
               IF YOU SURRENDER YOUR CONTRACT AT THE SURRENDER YOUR CONTRACT AT THE END OF
               END OF THE APPLICABLE TIME PERIOD       THE APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------

PORTFOLIO
NAME           1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
------------------------------------------------------------------------------------------

EQ
ADVISORS
TRUST:
------------------------------------------------------------------------------------------
EQ/Core
       Bond
       Index    $144     $447      $772     $1,692    $144     $447      $772     $1,692
------------------------------------------------------------------------------------------
EQ/Equity
         500
         Index  $133     $415      $717     $1,576    $133     $415      $717     $1,576
------------------------------------------------------------------------------------------
EQ/Money
        Market  $144     $447      $772     $1,692    $144     $447      $772     $1,692
------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2013.

                                   FEE TABLE

1. Risk factors

--------------------------------------------------------------------------------

This section discusses risks associated with some features of the contract. See "Definition of key terms" earlier in this Prospectus and "Contract features and benefits" later in this Prospectus for more detailed explanations of terms associated with the Structured Investment Option.

..   There is a risk of a substantial loss of your principal because you agree to absorb all losses from the portion of any negative Index Performance Rate that exceeds the Segment Buffer on the Segment Maturity Date. The highest level of protection provided by a single Segment Investment Option is the -30% Segment Buffer and the lowest level of protection is the -10% Segment Buffer on a Segment Maturity Date. For example, the -10% Segment Buffer protects your Segment Investment against the first 10% of loss. If the Index Performance Rate declines by more than the Segment Buffer, you will lose an amount equal to 1% of your Segment Investment for every 1% that the Index Performance Rate declines below the Segment Buffer. This means that you could lose up to 70% of your principal with a -30% Segment Buffer, up to 80% of your principal with a -20% Segment Buffer and up to 90% of your principal with a -10% Segment Buffer. Each time you roll over your Segment Maturity Value into a new Segment you are subject to the same risk of loss as described above.

..   Your Segment Rate of Return for any Segment is limited by its Performance
    Cap Rate, which could cause your Segment Rate of Return to be lower than it would otherwise be if you invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Index.

..   The Performance Cap Rate is determined on the Segment Start Date. You will not know the rate in advance. Prior to the Segment Start Date, you may elect a Performance Cap Threshold. The threshold represents the minimum Performance Cap Rate you find acceptable for a particular Segment. If we declare a cap that is lower than the threshold you specify, you will not be invested in that Segment and your contribution will remain in that Segment Type Holding Account, until the next available Segment for which your threshold is met or you provide us with alternative instructions. If you do not specify a threshold, you risk the possibility that the Performance Cap Rate established will have a lower cap than you would find acceptable. Currently, we will not establish a Segment if the Performance Cap Rate would be less than 2% for a 1-Year Segment, 6% for a 3-Year Segment or 10% for a 5-Year Segment. The Performance Cap Rate is a rate of return from the Segment Start Date to the Segment Maturity Date, NOT an annual rate of return, even if the Segment Duration is longer than one year. We reserve the right to reduce or remove our current minimum Performance Cap Rate for establishing a Segment. Please see "Appendix II" later in this Prospectus for state variations.

..   The method we use in calculating your Segment Interim Value may result in an amount lower than your Segment Investment, even if the corresponding Index has experienced positive investment performance since the Segment Start Date. Also, this amount may be less than the amount you would receive had you held the investment until the Segment Maturity Date.

   -- If you take a withdrawal, including required minimum distributions, and there is insufficient value in the variable investment options and the Segment Type Holding Accounts, we will withdraw amounts from any active Segments in your contract. Amounts withdrawn from active Segments will be valued using the formula for calculating the Segment Interim Value.

   -- If you die or cancel or surrender your contract before the Segment
      Maturity Date, we will pay the Segment Interim Value.

   -- Any calculation of the Segment Interim Value will generally be affected by changes in both the volatility and level of the relevant Index, as well as interest rates. The calculation of the Segment Interim Value is linked to various factors, including the value of a basket of put and call options on the relevant Index as described in "Appendix III" of this Prospectus. The Segment Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. Prior to the Segment Maturity Date you will not receive the full potential of the Performance Cap since the participation in upside performance for early withdrawals is pro-rated based on the period those amounts were invested in a Segment. Generally you will not receive the full protection of the Segment Buffer prior to the Segment Maturity Date, because the Segment Interim Value reflects a portion of the downside protection expected to be provided on the Segment Maturity Date. As a Segment moves closer to the Segment Maturity Date, the Segment Interim Value would generally reflect higher realized gains of the Index performance or, in the case of negative performance, increased downside Segment Buffer protection. All other factors being equal, the Segment Interim Value would be lower the earlier a withdrawal or surrender is made during a Segment. This means you participate to a lesser extent in upside performance and downside protection the earlier you take a withdrawal.

..   You cannot transfer out of a Segment prior to its maturity to another investment option. You can only make withdrawals out of a Segment or surrender your contract. The amount you would receive would be calculated using the formula for the Segment Interim Value.

..   We may not offer new Segments of any or all Segment Types, so a Segment may
    not be available for you to transfer your Segment Maturity Value into after the Segment Maturity Date.

..   We have the right to substitute an alternative index prior to Segment
    Maturity if the publication of one or more Indices is discontinued or at our sole discretion we determine that our use of such Indices should be discontinued or if the calculation of one or more of the Indices is substantially changed. If we substitute an index for an existing Segment, we would not change the Segment Buffer or Performance Cap Rate. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index.

                                 RISK FACTORS

..   If a Segment cannot be matured until after the scheduled Segment Start Date for a particular month, we may create new Segments of Segment Types that utilize unaffected Indices on the scheduled Segment Start Date. This may occur if the Segment Maturity Date for a Segment is delayed more than once because the value for the relevant underlying Index of the Segment is not published on the designated Segment Maturity Date. If your instructions include an allocation from a Segment whose Segment Maturity Date has been delayed to a new Segment whose underlying Index is unaffected, we will not be able to transfer that portion of your Segment Maturity Value from the affected Segment to the unaffected Segment. We will use reasonable efforts to allocate your Segment Maturity Value in accordance with your instructions, which may include holding amounts in Segment Type Holding Accounts until the next Segment Start Date.

..   The amounts held in a Segment Type Holding Account may earn a return that is less than the return you might have earned if those amounts were held in another variable investment option.

..   Segment Types with greater protection tend to have lower Performance Cap
    Rates than other Segment Types that use the same index and duration but provide less protection.

..   The value of your variable investment options will fluctuate and you could lose some or all of your account value.

..   The level of risk you bear and your potential investment performance will differ depending on the investments you choose.

..   If your account value falls below the applicable minimum account size as a result of a withdrawal, the contract will terminate.

..   For Series B contracts only, if you surrender your contract, any applicable withdrawal charge is calculated as a percentage of contributions, not account value. It is possible that the percentage of account value withdrawn could exceed the applicable withdrawal charge percentage. For example, assume you make a onetime contribution of $1,000 at contract issue. If your account value is $800 in contract year 3 and you surrender your contract, a withdrawal charge percentage of 5% is applied. The withdrawal charge would be $50 (5% of the $1,000 contribution). This is a 6.25% reduction of your account value, which results in a cash value of $750 paid to you.

..   No company other than AXA Equitable has any legal responsibility to pay amounts that AXA Equitable owes under the contract. An owner should look to the financial strength of AXA Equitable for its claims-paying ability.


..   Your Segment Maturity Value is dependent on the performance of the index as calculated on the Segment Maturity Date.


..   The Segment Maturity Value will be based solely on the price of the Index on the Segment Maturity Date. The Segments track the performance of an Index. By investing in the Structured Investment Option, you are not actually invested in an index, an exchange-traded fund that tracks an index, or any underlying securities or commodities.

..   As an investor in the Segment, you will not have voting rights or rights to receive cash dividends or other distributions or other rights that holders of the shares of the funds or holders of securities comprising the indices would have.

..   Values of securities and commodities can fluctuate, and sometimes wildly fluctuate, in response to changes in the financial condition of a company as well as general market, economic or political conditions.

   -- Foreign securities involve risks not associated with U.S. securities.
      Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values. There are greater risks involved with investments linked to emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

   -- The price of commodities may be affected by a variety of factors, including the global supply and demand, activities of speculative communities, and investor's expectations. Developments affecting the value of commodities may have significant impact on the investments that are linked to the value of such commodities. Commodity markets may be subject to sharp price fluctuations, which may lead to significant price fluctuations in investments that are linked to the value of such commodities.

..   If you invest in a Segment that provides performance tied to the performance of the iShares(R) Dow Jones U.S. Real Estate Index Fund, you should consider the following:

   -- The performance of the iShares(R) Dow Jones U.S. Real Estate Index Fund may not replicate the performance of, and may underperform the iShares(R) Dow Jones U.S. Real Estate Index (the "underlying index"). The price of the iShares(R) Dow Jones U.S. Real Estate Index Fund will reflect expenses and fees that will reduce its relative performance. Moreover, it is also possible that the iShares(R) Dow Jones U.S. Real Estate Index Fund may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. Because the return on your Segment Investment (subject to the Performance Cap and downside Segment Buffer protection) is linked to the performance of the iShares(R) Dow Jones U.S. Real Estate Index Fund and not the underlying index, the return on your Segment Investment may be less than that of an alternative investment linked directly to the underlying index or the components of the underlying index.

   -- The investment objective and strategies of the Ishares(R) Dow Jones U.S.
      Real Estate Index Fund are potentially subject to change.

   -- There are risks associated with the real estate industry. The iShares(R)
      Dow Jones U.S. Real Estate Index Fund invests in companies that invest in real estate, such as REITs or real estate holding companies. The value of real estate and, consequently, companies that invest in real estate may be affected by many complex factors that interrelate with each other in complex and unpredictable ways.


..   Past performance of an index is not an indication of its future performance.

                                 RISK FACTORS

2. How to reach us

--------------------------------------------------------------------------------

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.

--------------------------------------------------------------------------------
OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NYSE IS OPEN FOR REGULAR TRADING
AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). IF THE SECURITIES AND EXCHANGE COMMISSION DETERMINES THE EXISTENCE OF EMERGENCY CONDITIONS ON ANY DAY, AND CONSEQUENTLY, THE NYSE DOES NOT OPEN, THEN THAT DAY IS NOT A BUSINESS DAY. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR IN "MORE INFORMATION" LATER IN THIS PROSPECTUS."
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   written confirmation of financial transactions and certain non-financial transactions, including when money is transferred into a Segment from a Segment Type Holding Account; when money is not transferred from a Segment Type Holding Account into a Segment on a Segment Start Date for any reason; when a Segment matures; when you change a Performance Cap Threshold; or when you change your current instructions; and

..   at the close of each calendar quarter and statement of your contract values at the close of each calendar year.

See "Definition of key terms" earlier in this Prospectus for a more detailed explanation of terms associated with the Structured Investment Option.
--------------------------------------------------------------------------------
 ONLINE ACCOUNT ACCESS SYSTEMS:

Online Account Access is designed to provide you with up-to-date information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   your Performance Cap Threshold;

..   your instructions on file for allocating the Segment Maturity Value on the
    Segment Maturity Date;

..   the number of units you have in the variable investment options and the
    Segment Type Holding Accounts;

..   the daily unit values for the variable investment options and the Segment
    Type Holding Accounts; and

..   performance information regarding the variable investment options.

You can also:

..   elect or change your Performance Cap Threshold;

..   change your allocation percentages and/or transfer among the variable investment options (not available for transfers to Segment Type Holding Accounts);

..   change your Online Account Access password;

..   elect to receive certain contract statements electronically;

..   change your address;

..   elect or change your Performance Cap Threshold; and

..   access "Frequently Asked Questions" and certain service forms.

                                HOW TO REACH US

Online Account Access is normally available seven days a week, 24 hours a day. You may use Online Account Access by visiting our website at www.axa.com and clicking on Online Account Access. Of course, for reasons beyond our control, these services may sometimes be unavailable.


We have established procedures to reasonably confirm that the instructions communicated through the Internet are genuine. For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).
--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-877-899-3743) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days.

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)authorization for transfers, including transfers of your Segment Maturity Value on a Segment Maturity Date, by your financial professional;

(2)conversion of a traditional IRA to a Roth IRA contract;

(3)tax withholding elections (see withdrawal request form);

(4)election of the beneficiary continuation option;


(5)election of a predetermined form of death benefit payout;

(6)IRA contribution recharacterizations;

(7)Section 1035 exchanges;

(8)direct transfers and specified direct rollovers;

(9)death claims;

(10)change in ownership (NQ only, if available under your contract);

(11)purchase by, or change of ownership to, a non-natural owner;

(12)requests to transfer, re-allocate, make subsequent contributions and change your future allocations (except that certain transactions may be permitted through TOPS and the Online Account Access systems);

(13)establishing and changing a Performance Cap Threshold;

(14)providing instructions for allocating the Segment Maturity Value on the Segment Maturity Date; and

(15)requests for withdrawals:


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)instructions on file for allocating the Segment Maturity Value on the Segment Maturity Date; and

(2)instructions to withdraw your Segment Maturity Value on the Segment Maturity Date.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes; and

(2)contract surrender;

(3)dollar cap averaging; and

(4)pre-packaged segment selection.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)the date annuity payments are to begin;

(2)dollar cap averaging; and

(3)pre-packaged segment selection.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                                HOW TO REACH US

3. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. The following table summarizes our current rules regarding contributions to your contract, which rules are subject to change. For a traditional IRA contract, your initial contribution must be a direct transfer from another traditional IRA or a rollover from an eligible retirement plan (including another traditional IRA). For a Roth IRA contract, your initial contribution must be a direct transfer from another Roth IRA or a rollover from an eligible retirement plan including traditional IRA or another Roth IRA. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant. Subsequent contributions may not be permitted in your state. Please see Appendix II later in this Prospectus for any applicable state variations.

--------------------------------------------------------------------------------
WE RESERVE THE RIGHT TO CHANGE OUR CURRENT LIMITATIONS ON YOUR CONTRIBUTIONS
AND TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS.
--------------------------------------------------------------------------------

We currently do not accept any contribution if (i) the aggregate contributions under one or more Structured Capital Strategies(R) contracts with the same owner or annuitant would then total more than $1,500,000; or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria we determine, including issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix II later in this Prospectus for more information on state variations.

--------------------------------------------------------------------------------
THE "OWNER" IS THE PERSON WHO IS THE NAMED OWNER IN THE CONTRACT AND, IF AN INDIVIDUAL, IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS. THE "ANNUITANT" IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING THE CONTRACT'S MATURITY DATE. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER. WHERE THE OWNER OF A CONTRACT IS NON-NATURAL, THE ANNUITANT IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS.
--------------------------------------------------------------------------------

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to:

..   Change our contribution requirements and limitations and our transfer rules, including to:

   -- increase or decrease our minimum contribution requirements and increase or decrease our maximum contribution limitations;

   -- discontinue the acceptance of subsequent contributions to the contract;

   -- discontinue the acceptance of subsequent contributions and/or transfers into one or more of the variable investment options; and

   -- discontinue the acceptance of subsequent contributions and/or transfers into one or more of the Segment Type Holding Accounts or the Segments.

..   Further limit the number of Segment Type Holding Accounts and Segments you may invest in at any one time.

..   Limit or terminate new contributions or transfers to any variable investment option, Segment Type Holding Account or Segment ("investment options").

WE RESERVE THE RIGHT IN OUR SOLE DISCRETION TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON CONTRIBUTIONS AND TRANSFERS INTO CERTAIN INVESTMENT OPTIONS, INCLUDING ANY OR ALL OF THE SEGMENT TYPES. IF WE EXERCISE THIS RIGHT, YOUR ABILITY TO INVEST IN YOUR CONTRACT, INCREASE YOUR CONTRACT VALUE AND, CONSEQUENTLY, INCREASE YOUR DEATH BENEFIT WILL BE LIMITED.

                        CONTRACT FEATURES AND BENEFITS

                                    SERIES B, SERIES C & SERIES ADV
-----------------------------------------------------------------------------------------------------------------------
                                                                                    ADDITIONAL
                 AVAILABLE FOR OWNER AND  MINIMUM              SOURCE OF            LIMITATIONS ON
 CONTRACT TYPE   ANNUITANT ISSUE AGES     CONTRIBUTIONS        CONTRIBUTIONS        CONTRIBUTIONS TO YOUR CONTRACT/(1)/
-----------------------------------------------------------------------------------------------------------------------
NQ                    0 through 85        .   $25,000          .   After-tax money.        .   You may make
                                              (initial)                                        subsequent
                                                               .   Paid to us by               contributions
                                          .   $500                 check or                    to the contract
                                              (subsequent)         transfer of                 until the later
                                                                   contract value              of attained age
                                                                   in a tax                    86 or, if
                                                                   deferred                    later, the
                                                                   exchange under              first contract
                                                                   Section 1035 of             date
                                                                   the Internal                anniversary./(2)/
                                                                   Revenue Code.
-----------------------------------------------------------------------------------------------------------------------
Traditional IRA       0 through 85        .   $25,000          .   Eligible                .   You may make
                                              (initial)            rollover                    rollover or
                                                                   distributions               direct transfer
                                          .   $50 (subsequent)     from 403(b)                 contributions
                                                                   plans,                      until the later
                                                                   qualified plans             of attained age
                                                                   and                         86 or the first
                                                                   governmental                contract date
                                                                   employer 457(b)             anniversary./(2)/
                                                                   plans.
                                                                                           .   Contributions
                                                               .   Rollovers from              made after age
                                                                   another                     70 1/2 must be
                                                                   traditional                 net of required
                                                                   individual                  minimum
                                                                   retirement                  distributions.
                                                                   arrangement.
                                                                                           .   Although we
                                                               .   Direct                      accept regular
                                                                   custodian-to-               IRA
                                                                   custodian                   contributions
                                                                   transfers from              (limited to
                                                                   another                     $5,500 per
                                                                   traditional                 calendar year)
                                                                   individual                  under
                                                                   retirement                  traditional IRA
                                                                   arrangement.                contracts, we
                                                                                               intend that the
                                                               .   Regular IRA                 contract be
                                                                   contributions.              used primarily
                                                                                               for rollover
                                                               .   Additional                  and direct
                                                                   catch-up                    transfer
                                                                   contributions.              contributions.

                                                                                           .   Subsequent
                                                                                               catch-up
                                                                                               contributions
                                                                                               of up to $1,000
                                                                                               per calendar
                                                                                               year where the
                                                                                               owner is at
                                                                                               least age 50
                                                                                               but under age
                                                                                               70 1/2 at any
                                                                                               time during the
                                                                                               calendar year
                                                                                               for which the
                                                                                               contribution is
                                                                                               made.
-----------------------------------------------------------------------------------------------------------------------

(1)Subsequent contributions may not be permitted under certain conditions in your state. Please see Appendix II later in this Prospectus for more information on contribution limitations in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into any investment option at any time.
(2)The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.

                        CONTRACT FEATURES AND BENEFITS

-----------------------------------------------------------------------------------------------------------------------
                                                                                    ADDITIONAL
                 AVAILABLE FOR OWNER AND  MINIMUM              SOURCE OF            LIMITATIONS ON
 CONTRACT TYPE   ANNUITANT ISSUE AGES     CONTRIBUTIONS        CONTRIBUTIONS        CONTRIBUTIONS TO YOUR CONTRACT/(1)/
-----------------------------------------------------------------------------------------------------------------------
Roth IRA         0 through 85             .   $25,000          .   Rollovers from   .   You may make
                                              (initial)            another Roth         rollover or
                                                                   IRA.                 direct transfer
                                          .   $50 (subsequent)                          contributions
                                                               .   Rollovers from       until the later
                                                                   a designated         of attained age
                                                                   Roth                 86 or the first
                                                                   contribution         contract date
                                                                   account under        anniversary./(2)/
                                                                   specified
                                                                   retirement       .   Conversion
                                                                   plans.               rollovers after
                                                                                        age 70 1/2 must
                                                               .   Conversion           be net of
                                                                   rollovers from       required
                                                                   a traditional        minimum
                                                                   IRA or other         distributions
                                                                   eligible             for the
                                                                   retirement plan.     traditional IRA
                                                                                        or other
                                                               .   Direct               eligible
                                                                   custodian-to-        retirement plan
                                                                   custodian            that is the
                                                                   transfers from       source of the
                                                                   another Roth         conversion
                                                                   individual           rollover.
                                                                   retirement
                                                                   arrangement.     .   Although we
                                                                                        accept Roth IRA
                                                               .   Regular Roth         contributions
                                                                   IRA                  (limited to
                                                                   contributions.       $5,500 per
                                                                                        calendar year)
                                                               .   Additional           under Roth IRA
                                                                   catch-up             contracts, we
                                                                   contributions.       intend that the
                                                                                        contract be
                                                                                        used primarily
                                                                                        for rollover
                                                                                        and direct
                                                                                        transfer
                                                                                        contributions.

                                                                                    .   Subsequent
                                                                                        catch-up
                                                                                        contributions
                                                                                        of up to $1,000
                                                                                        per calendar
                                                                                        year where the
                                                                                        owner is at
                                                                                        least 50 at any
                                                                                        time during the
                                                                                        calendar year
                                                                                        for which the
                                                                                        contribution is
                                                                                        made.
-----------------------------------------------------------------------------------------------------------------------

(1)Subsequent contributions may not be permitted under certain conditions in your state. Please see Appendix II later in this Prospectus for more information on contribution limitations in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into any investment option at any time.
(2)The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.

                        CONTRACT FEATURES AND BENEFITS

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner. We reserve the right to prohibit availability of this contract to any non-natural owner.


Owners which are not individuals may be required to document their status to avoid 30% FATCA withholding from U.S. source income beginning in 2014.


For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code and only where the joint annuitants are spouses.

We also permit defined benefit and defined contribution plan trusts to use pooled plan assets to purchase NQ contracts. See "Appendix VI: Purchase considerations for defined benefit and defined contribution plans" later in this Prospectus.

Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant.


For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules. Certain same-sex civil union and domestic partners may not be eligible for tax benefits under federal law and may be required to take post-death distributions.


In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act in your state.

In this Prospectus, when we use the terms OWNER and JOINT OWNER, we intend these to be references to ANNUITANT and JOINT ANNUITANT, respectively, if the contract has a non-natural owner. Unless otherwise stated, if the contract is jointly owned or is issued to a non-natural owner, benefits are based on the age of the older joint owner or older joint annuitant, as applicable.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

If you are purchasing the contract to fund a charitable remainder trust and allocate any account value to the Structured Investment Option, you should strongly consider "split-funding": that is the trust holds investments in addition to this Structured Capital Strategies(R) contract. Charitable remainder trusts are required to make specific distributions. The charitable remainder trust annual distribution requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Structured Capital Strategies(R) contract is the only source for such distributions, you may need to take withdrawals from Segments before their Segment Maturity Dates. See the discussion of the Structured Investment Option later in this section.

--------------------------------------------------------------------------------
SEGMENT -- AN INVESTMENT OPTION WE ESTABLISH WITH A SPECIFIC INDEX, SEGMENT DURATION, SEGMENT BUFFER, SEGMENT MATURITY DATE AND PERFORMANCE CAP RATE. SEGMENT MATURITY DATE -- THE SEGMENT BUSINESS DAY ON WHICH A SEGMENT ENDS. THIS IS GENERALLY THE FIRST SEGMENT BUSINESS DAY OCCURRING AFTER THE 13TH OF THE
SAME MONTH AS THE SEGMENT START DATE IN THE CALENDAR YEAR IN WHICH THE SEGMENT DURATION ENDS.
--------------------------------------------------------------------------------

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made for NQ contracts, pursuant to an intended Section 1035 tax-free exchange or for IRA contracts, pursuant to a direct transfer. For a traditional IRA contract, your initial contribution must be a direct transfer from another traditional IRA or a rollover from an eligible retirement plan (including a traditional IRA). For a Roth IRA contract, your initial contribution must be a direct transfer from another Roth IRA or a rollover from an eligible retirement plan including a traditional IRA or another Roth IRA. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form or not in accordance with our administrative procedures.

For your convenience, we will accept initial and subsequent contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. These methods of payment are discussed in detail in "More information" later in this Prospectus.

--------------------------------------------------------------------------------
THE "CONTRACT DATE" IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12 MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12 MONTH PERIOD AFTER THAT DATE IS A "CONTRACT YEAR."
THE END OF EACH 12 MONTH PERIOD IS YOUR "CONTRACT DATE ANNIVERSARY." FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
--------------------------------------------------------------------------------

If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the time requirements set by applicable rules of the Financial Industry Regulatory Authority ("FINRA"). Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing. If the period for obtaining this information extends through a Segment Start Date, your initial investment will not be allocated to new Segments until the next Segment Start Date.

If your application is in good order when we receive it from AXA Advisors for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information. If the period for obtaining this information extends through a Segment Start Date, your initial investment will not be allocated to new Segments until the next Segment Start Date.

                        CONTRACT FEATURES AND BENEFITS

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information. If the period for obtaining this information extends through a Segment Start Date, your initial investment will not be allocated to new Segments until the next Segment Start Date.

ALLOCATING YOUR CONTRIBUTIONS


Your allocation instructions determine how your contributions are allocated, which may be among one or more of the investment options. The total number of Segments and Segment Type Holding Accounts that may be active in your contract at any time is 70. If a transfer from a Segment Type Holding Account into a Segment will cause a contract to exceed this limit, such transfers will be defaulted to the EQ/Money Market variable investment option. If there are multiple Segments scheduled to be established on a Segment Start Date, new Segments will be established in the order of those that would have the largest initial Segment Investment first until the limit of 70 is reached. Any remaining amount that is not transferred into a Segment will then be defaulted to the EQ/Money Market variable investment option. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options they become part of your account value. Subsequent contributions are allocated according to instructions on file unless you provide new instructions. We discuss account value in "Determining your contract's value" later in this Prospectus.


--------------------------------------------------------------------------------
SEGMENT TYPE HOLDING ACCOUNT -- AN ACCOUNT THAT HOLDS ALL CONTRIBUTIONS AND TRANSFERS ALLOCATED TO A SEGMENT TYPE PENDING INVESTMENT IN A SEGMENT. THERE IS A SEGMENT TYPE HOLDING ACCOUNT FOR EACH SEGMENT TYPE. THE SEGMENT TYPE HOLDING ACCOUNTS ARE PART OF THE EQ/MONEY MARKET VARIABLE INVESTMENT OPTION.
SEGMENT START DATE -- THE SEGMENT BUSINESS DAY ON WHICH A NEW SEGMENT IS ESTABLISHED. THIS IS GENERALLY THE SECOND SEGMENT BUSINESS DAY OCCURRING AFTER THE 13TH OF EACH MONTH.
SEGMENT INVESTMENT -- THE AMOUNT TRANSFERRED TO A SEGMENT ON ITS SEGMENT START DATE, AS ADJUSTED FOR ANY WITHDRAWALS FROM THAT SEGMENT.
--------------------------------------------------------------------------------

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply, particularly with regard to any fee-based arrangement you may have in connection with your Series ADV contract.

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options, the Segments comprising the Structured Investment Option and the Dollar Cap Averaging Program. The term variable investment options includes the Segment Type Holding Accounts unless otherwise noted. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option. The Structured Investment Option and the Segment Type Holding Accounts are discussed later in this section under "Structured Investment Option." The Dollar Cap Averaging Program invests in the dollar cap averaging account, which is part of the EQ/Money Market variable investment option. See "Dollar Cap Averaging Program" later in this section for more information.

VARIABLE INVESTMENT OPTIONS


Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. Because the variable investment options are not Segments, they are not protected by any Segment Buffer. Therefore, you can lose all of your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives, and their sub-advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers into any of the variable investment options and to limit the number of variable investment options you may elect.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUST

We offer an affiliated Trust, which in turn offers one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trust and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA Equitable Funds Management Group, LLC a wholly owned subsidiary of AXA Equitable receives management fees and administrative fees in connection with the services it provides to the affiliated Portfolios. As such, it is generally more profitable for AXA Equitable to offer affiliated Portfolios than to offer unaffiliated Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

   (a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

   (b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.


------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 (CLASS IB SHARES)
 PORTFOLIO NAME      OBJECTIVE                                    SUB-ADVISER
------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX   Seeks to achieve a total return before       .   AXA Equitable Funds
                     expenses that approximates the total return      Management Group, LLC
                     performance of the Barclays Intermediate     .   SSgA Funds Management,
                     U.S. Government/Credit Index, including          Inc.
                     reinvestment of dividends, at a risk level
                     consistent with that of the Barclays
                     Intermediate U.S. Government/Credit
                     Index.
------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 (CLASS IB SHARES)
 PORTFOLIO NAME      OBJECTIVE                                    SUB-ADVISER
------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX  Seeks to achieve a total return before       .   AllianceBernstein L.P.
                     expenses that approximates the total return
                     performance of the S&P 500 Index,
                     including reinvestment of dividends, at a
                     risk level consistent with that of the S&P
                     500 Index.
------------------------------------------------------------------------------------------------
EQ/MONEY MARKET      Seeks to obtain a high level of current      .   The Dreyfus Corporation
                     income, preserve its assets and maintain
                     liquidity.
------------------------------------------------------------------------------------------------

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUST CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF THE TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-877-899-3743.

                        CONTRACT FEATURES AND BENEFITS

STRUCTURED INVESTMENT OPTION

The Structured Investment Option consists of a number of Segment Types, each of which provides a rate of return tied to the performance of a specified Securities or Commodities Index. Each month, you have the opportunity to invest in any of the Segment Types described below, subject to the requirements, limitations and procedures disclosed in this section. You participate in the performance of an Index by investing in the corresponding Segment. Investments in Segments are not investments in underlying mutual funds; Segments are not "index funds."

SEGMENT TYPES


We currently offer a total of 18 Segment Types. We intend to offer each Segment Type each month, with a Segment Start Date which is generally the second Segment Business Day occurring after the 13th of the month. We are not obligated to offer any one particular Segment Type. Also, we are not obligated to offer any Segment Types. Each investment in a Segment Type that starts on a particular Segment Start Date is referred to as a Segment. A Segment Type refers to Segments that have the same Index, Segment Duration, and Segment Buffer. Each Segment Type has a corresponding Segment Type Holding Account. Please refer to the "Definitions of key terms" section earlier in this Prospectus for a discussion of these terms.


--------------------------------------------------------------------------------
SEGMENT BUSINESS DAY -- A BUSINESS DAY THAT ALL INDICES UNDERLYING AVAILABLE SEGMENTS ARE SCHEDULED TO BE OPEN AND TO PUBLISH PRICES. A SCHEDULED HOLIDAY
FOR ANY ONE INDEX DISQUALIFIES THAT DAY FROM BEING SCHEDULED AS A SEGMENT BUSINESS DAY FOR ALL SEGMENTS. WE USE SEGMENT BUSINESS DAYS IN THIS MANNER SO THAT, BASED ON PUBLISHED HOLIDAY SCHEDULES, WE MATURE ALL SEGMENTS ON THE SAME DAY AND START ALL NEW SEGMENTS ON A SUBSEQUENT DAY. THIS DESIGN, AMONG OTHER THINGS, FACILITATES THE ROLL OVER OF MATURING SEGMENT INVESTMENTS INTO NEW SEGMENTS. IT IS POSSIBLE THAT DUE TO EMERGENCY CONDITIONS, AN INDEX CANNOT PROVIDE A PRICE ON A DAY THAT WAS SCHEDULED TO BE A SEGMENT BUSINESS DAY. THESE UNFORESEEN EVENTS CAN HAVE TWO RESULTS. (1) IF THE NYSE EXPERIENCES AN
EMERGENCY CLOSE AND CANNOT PUBLISH A PRICE, WE CANNOT MATURE OR START ANY SEGMENTS FOR ANY INDEX. (2) IF ANY INDEX OTHER THAN THE NYSE EXPERIENCES AN EMERGENCY CLOSE AND CANNOT PUBLISH A PRICE, WE WILL MATURE OR START SEGMENTS
FOR ALL UNAFFECTED INDICES.
SEGMENT DURATION -- THE PERIOD FROM THE SEGMENT START DATE TO THE SEGMENT MATURITY DATE. WE CURRENTLY OFFER SEGMENT DURATIONS OF 1 YEAR, 3 YEARS OR 5 YEARS.
SEGMENT BUFFER -- THE PORTION OF ANY NEGATIVE INDEX PERFORMANCE RATE THAT WE ABSORB ON A SEGMENT MATURITY DATE FOR A PARTICULAR SEGMENT. ANY PERCENTAGE DECLINE IN A SEGMENT'S INDEX PERFORMANCE RATE IN EXCESS OF THE SEGMENT BUFFER REDUCES YOUR SEGMENT MATURITY VALUE. WE CURRENTLY OFFER SEGMENT BUFFERS OF
-10%, -20% AND -30%.
--------------------------------------------------------------------------------

The following chart lists the current Segment Types:

-------------------------------------------------------------------------------------
             INDEX                    SEGMENT DURATION           SEGMENT BUFFER
-------------------------------------------------------------------------------------
S&P 500 Price Return Index                 5 year               -10%; -20%; -30%
-------------------------------------------------------------------------------------
S&P 500 Price Return Index                 3 year                  -10%; -20%
-------------------------------------------------------------------------------------
S&P 500 Price Return Index                 1 year                     -10%
-------------------------------------------------------------------------------------
Russell 2000(R) Price Return               5 year               -10%; -20%; -30%
Index
-------------------------------------------------------------------------------------
Russell 2000(R) Price Return               3 year                  -10%; -20%
Index
-------------------------------------------------------------------------------------
Russell 2000(R) Price Return               1 year                     -10%
Index
-------------------------------------------------------------------------------------
iShares(R) Dow Jones U.S. Real             1 year                     -10%
Estate Index Fund
-------------------------------------------------------------------------------------
MSCI EAFE Price Return Index               1 year                     -10%
-------------------------------------------------------------------------------------
MSCI Emerging Markets Price                1 year                     -10%
Return Index
-------------------------------------------------------------------------------------
NASDAQ-100 Price Return Index              1 year                     -10%
-------------------------------------------------------------------------------------
Gold Index                                 1 year                     -10%
-------------------------------------------------------------------------------------
Oil Index                                  1 year                     -10%
-------------------------------------------------------------------------------------

ON A SEGMENT MATURITY DATE, THE HIGHEST LEVEL OF PROTECTION IS THE -30% SEGMENT BUFFER AND LOWEST LEVEL OF PROTECTION IS THE -10% SEGMENT BUFFER.

The Indices are described in more detail below, under the heading "Indices."


Each Segment has a Performance Cap Rate that we set on the Segment Start Date. See "Performance Cap Rate" below. For example, a Segment could be S&P 500 Price Return Index/3 year/-20%/September 2017 with a 30% Performance Cap Rate declared on the Segment Start Date. This means that you will participate in the performance of the S&P 500 Price Return Index for three years starting from the September 2014 Segment Start Date. If the Index performs positively during this period, your rate of return on the Segment Maturity Date could be as much as 30% for that Segment Duration. If the Index performs negatively during this period, at maturity you will be protected from the first 20% of the Index's decline. If the Index performance is between -20% and 0%, your Segment Return Amount on the Segment Maturity Date will equal your Segment Investment. PLEASE NOTE, SEGMENT TYPES WITH GREATER PROTECTION TEND TO HAVE LOWER PERFORMANCE CAP RATES THAN OTHER SEGMENT TYPES THAT USE THE SAME INDEX AND DURATION BUT PROVIDE LESS PROTECTION.

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------
PERFORMANCE CAP RATE -- THE HIGHEST SEGMENT RATE OF RETURN THAT CAN BE CREDITED ON A SEGMENT MATURITY DATE. THE PERFORMANCE CAP RATE IS NOT AN ANNUAL RATE OF RETURN.
INDEX PERFORMANCE RATE -- FOR A SEGMENT, THE PERCENTAGE CHANGE IN THE VALUE OF THE RELATED INDEX FROM THE SEGMENT START DATE TO THE SEGMENT MATURITY DATE. THE INDEX PERFORMANCE RATE MAY BE POSITIVE OR NEGATIVE.

PERFORMANCE CAP THRESHOLD -- A MINIMUM RATE YOU MAY SPECIFY AS A PARTICIPATION REQUIREMENT THAT THE PERFORMANCE CAP RATE FOR A NEW SEGMENT MUST EQUAL OR EXCEED IN ORDER FOR AMOUNTS TO BE TRANSFERRED FROM A SEGMENT TYPE HOLDING ACCOUNT INTO A NEW SEGMENT.

--------------------------------------------------------------------------------

BOTH THE PERFORMANCE CAP RATE AND THE SEGMENT RATE OF RETURN ARE RATES OF RETURN FROM THE SEGMENT START DATE TO THE SEGMENT MATURITY DATE, NOT ANNUAL RATES OF RETURN, EVEN IF THE SEGMENT DURATION IS LONGER THAN ONE YEAR. THEREFORE THE INDEX PERFORMANCE RATE AND THE PERFORMANCE CAP THRESHOLD ARE ALSO NOT ANNUAL RATES. The performance of the Index, the Performance Cap Rate and the Segment Buffer are all measured from the Segment Start Date to the Segment Maturity Date, and the Performance Cap Rate and Segment Buffer apply if you hold the Segment until the Segment Maturity Date. If you surrender or cancel your contract, die or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date, and any upside performance will be limited to a percentage lower than the Performance Cap Rate. Please see "Your contract's value in the Structured Investment Option" in "Determining your contract's value" later in this Prospectus. A partial withdrawal from a Segment does not affect the Performance Cap Rate and Segment Buffer that apply to any remaining amounts that are held in the Segment through the Segment Maturity Date.

We reserve the right to offer any or all Segment Types less frequently than monthly or to stop offering any or all of them or to suspend offering any or all of them temporarily. Please see "Suspension, termination and changes to Segment Types" later in this section. All Segment Types may not be available in all states. We may also add Segment Types in the future.

The total number of Segments and Segment Type Holding Accounts that may be active on a contract at any time is 70.

INDICES


Each Segment Type references an Index that determines the performance of its associated Segments. We currently offer Segment Types based on the performance of (1) securities indices, (2) commodities indices and (3) exchange-traded funds. Throughout this Prospectus, we refer to these indices and exchange-traded funds using the term "Index" or, collectively, "Indices." Not all Indices may be available under your contract. Please see "Appendix II:
State contract availability and/or variations of certain features and benefits" later in this Prospectus.


SECURITIES INDICES. The following Securities Indices are currently available:

S&P 500 PRICE RETURN INDEX. The S&P 500 Price Return Index was established by Standard & Poor's. The S&P 500 Price Return Index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The S&P 500 Price Return Index does not include dividends declared by any of the companies included in this Index.

RUSSELL 2000(R) PRICE RETURN INDEX. The Russell 2000(R) Price Return Index was established by Russell Investments. The Russell 2000(R) Price Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000(R) Price Return Index is a subset of the Russell 3000(R) Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000(R) Price Return Index does not include dividends declared by any of the companies included in this Index.

MSCI EAFE PRICE RETURN INDEX. The MSCI EAFE Price Return Index was established by MSCI. The MSCI EAFE Price Return Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. As of the date of this Prospectus the MSCI EAFE Price Return Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Price Return Index does not include dividends declared by any of the companies included in this Index.

MSCI EMERGING MARKETS PRICE RETURN INDEX. The MSCI Emerging Markets Price Return Index was established by MSCI. The MSCI Emerging Markets Price Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of the date of this prospectus, the MSCI Emerging Markets Price Return Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The MSCI Emerging Markets Price Return Index does not include dividends declared by any of the companies included in this Index.

NASDAQ-100 PRICE RETURN INDEX. The NASDAQ-100 Price Return Index (the "NASDAQ-100 Index") includes securities of 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies. The NASDAQ-100 Price Return Index does not include dividends declared by any of the companies included in this Index.

EXCHANGE-TRADED FUNDS. The following exchange-traded fund is currently available:

ISHARES(R) DOW JONES U.S. REAL ESTATE INDEX FUND. The iShares(R) Dow Jones U.S. Real Estate Index Fund seeks investment results that correspond generally to the performance of the Dow Jones U.S. Real Estate Index, which is the underlying index. The underlying index measures the performance of the Real Estate industry of the U.S. equity market, including real estate holding and developing and real estate investment trusts (REITS) subsectors. The iShares(R) Dow Jones U.S. Real Estate Index Fund is an exchange-traded fund. The performance of the iShares(R) Dow Jones U.S. Real Estate Index Fund may not replicate the performance of, and may underperform the underlying index. The price of the iShares(R) Dow Jones U.S. Real Estate Index Fund will reflect expenses and fees that will reduce its relative performance. Moreover, it is also possible that the iShares(R) Dow Jones U.S. Real Estate Index Fund may not

                        CONTRACT FEATURES AND BENEFITS
fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. Because the return on your Segment Investment (subject to the Performance Cap and downside Segment Buffer protection) is linked to the performance of the iShares(R) Dow Jones U.S. Real Estate Index Fund and not the underlying index, the return on your Segment Investment may be less than that of an alternative investment linked directly to the underlying index or the components of the underlying index. The investment performance of the iShares(R) Dow Jones U.S. Real Estate Index Segment is only based on the closing share price of the Index Fund. The iShares(R) Dow Jones U.S. Real Estate Index Segment does not include dividends and other distributions declared by the Index Fund.

COMMODITIES INDICES. The following Commodities Indices are currently available:

GOLD INDEX. The Gold Index measures the performance of the price of gold. The gold price referenced by the Gold Index is the "London Gold Market Fixing Ltd -- LBMA PM Fixing Price/USD", a benchmark price per ounce in U.S. Dollars fixed daily at 3 P.M. London Time by The London Gold Market Fixing Ltd. ("London Gold Fixing"). Visit www.lbma.org.uk to see the current gold price set by London Gold Fixing and to access daily price data going back to 1968 (select Statistics | Historical Statistics | Gold Fixings).

OIL INDEX. The Oil Index measures the performance of the price of crude oil. The oil price referenced by the Oil Index is the price of the "NYMEX West Texas Intermediate Crude Oil Generic Front-Month Futures" contract (the "WTI Contract"), a benchmark contract price in U.S. Dollars for a barrel of West Texas Intermediate crude oil. The Oil Index uses the daily closing price of the WTI Contract on the New York Mercantile Exchange. Visit www.cmegroup.com/trading/energy/crude-oil/light-sweet-crude-cash-settled.html to see the current WTI Contract price and to access historical price information (click the Charts link associated with a particular contract).

Please see Appendix IV later in this Prospectus for important information regarding the publishers of the Indices.

SEGMENT TYPE HOLDING ACCOUNTS

Any contribution or transfer designated for a Segment Type will be allocated to the corresponding Segment Type Holding Account until the Segment Start Date. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option. The Segment Type Holding Accounts have the same rate of return as the EQ/Money Market variable investment option. You must transfer or contribute to the Segment Type Holding Account for the corresponding Segment Type if you want to invest in a Segment; you cannot transfer or contribute directly to a Segment.

You can transfer amounts from a Segment Type Holding Account into any of the variable investment options, or another Segment Type Holding Account at any time up to the close of business on the last business day before the Segment Start Date.

SEGMENT START DATE

Each Segment will have a Segment Start Date, which is generally the second Segment Business Day occurring after the 13th of the month. However, the Segment Start Date may sometimes be a later date under certain circumstances. Please see "Setting the Segment Maturity Date and Segment Start Date" below.

PERFORMANCE CAP RATE


The Performance Cap Rate determines the maximum Segment Rate of Return that each Segment will be credited with on the Segment Maturity Date. We will declare a Performance Cap Rate for each Segment on the Segment Start Date.


--------------------------------------------------------------------------------
SEGMENT RATE OF RETURN -- IF THE INDEX PERFORMANCE RATE IS POSITIVE, THEN THE SEGMENT RATE OF RETURN IS A RATE EQUAL TO THE INDEX PERFORMANCE RATE, BUT NOT MORE THAN THE PERFORMANCE CAP RATE. IF THE INDEX PERFORMANCE RATE IS NEGATIVE, BUT DECLINES BY A PERCENTAGE LESS THAN OR EQUAL TO THE SEGMENT BUFFER, THEN THE SEGMENT RATE OF RETURN IS 0%. IF THE INDEX PERFORMANCE RATE IS NEGATIVE, AND DECLINES BY MORE THAN THE SEGMENT BUFFER, THEN THE SEGMENT RATE OF RETURN IS NEGATIVE, BUT WILL NOT REFLECT THE FIRST -10%, -20% OR -30% OF DOWNSIDE PERFORMANCE, DEPENDING ON THE SEGMENT BUFFER APPLICABLE TO THAT SEGMENT.
--------------------------------------------------------------------------------

Please note that this means that you will not know the Performance Cap Rate for a new Segment until after your account value has been transferred from the corresponding Segment Type Holding Account into the Segment. You may not transfer out of a Segment before the Segment Maturity Date. Please see "Transfers" below. For this reason, we permit you to specify a Performance Cap Threshold, which we describe below under "Segment Participation Requirements." For more information regarding transfer restrictions, please see "Transferring your account value" later in this Prospectus.


PLEASE NOTE THAT THE PERFORMANCE CAP RATE AND SEGMENT RATE OF RETURN ARE CUMULATIVE RATES OF RETURN FROM THE SEGMENT START DATE TO THE SEGMENT MATURITY DATE, NOT ANNUAL RATES, EVEN IF THE SEGMENT DURATION IS LONGER THAN ONE YEAR. THE PERFORMANCE CAP RATE IS SET AT OUR SOLE DISCRETION.


SEGMENT PARTICIPATION REQUIREMENTS


Provided that all participation requirements are met, all amounts allocated to a Segment Type that are in the associated Segment Type Holding Account as of the close of business on the business day preceding the Segment Start Date, plus any earnings on those amounts, will be transferred into the new Segment on the Segment Start Date. However, amounts transferred into the Segment Type Holding Account on the Segment Start Date itself will not be included in any new Segment created that day. These amounts will remain in the Segment Type Holding Account until they are transferred out or the next Segment Start Date on which the participation requirements are met for the amounts to be transferred into a new Segment.

The participation requirements are as follows: (1) Segment is available;
(2) Segment Maturity Date Requirement is met; and (3) Performance Cap Threshold is met. If these requirements are met, your account value in the Segment Type Holding Account will be transferred into a new Segment. This amount is your initial Segment Investment. Once your account value has been swept from a Segment Type Holding Account into a Segment, transfers into or out of that Segment before its Segment Maturity Date are not permitted.

(1) SEGMENT IS AVAILABLE. The Segment must actually be created on the Segment Start Date as scheduled. We may suspend or terminate any Segment Type, at our sole discretion, at any time. If we terminate a Segment Type, no new Segments of that Segment Type will be created, and the amount that would have been transferred to the Segment will be transferred to the EQ/Money Market variable investment option instead.

                        CONTRACT FEATURES AND BENEFITS

If we suspend a Segment Type, no new Segments of that Segment Type will be created until the suspension ends, and the amount that would have been transferred to the Segment will remain in the Segment Type Holding Account.

(2) SEGMENT MATURITY DATE REQUIREMENT IS MET. The Segment Maturity Date must occur on or before the contract maturity date. If the Segment Maturity Date is after the contract maturity date, your account value in the Segment Type Holding Account will be transferred to the EQ/Money Market variable investment option.

(3) PERFORMANCE CAP THRESHOLD IS MET. When you allocate a contribution or transfer account value to a Segment Type, you may also specify a Performance Cap Threshold. The Performance Cap Threshold represents the minimum Performance Cap Rate you find acceptable for a particular Segment. As long as it remains in effect, the Performance Cap Threshold will prevent your value in the Segment Type Holding Account from being transferred into the corresponding Segment unless the Performance Cap Threshold is equal to or exceeded by the Performance Cap Rate we declare on the Segment Start Date, assuming the other participation requirements are met. Performance Cap Thresholds are expressed as whole percentage rates.

--------------------------------------------------------------------------------
PERFORMANCE CAP THRESHOLD -- A MINIMUM RATE YOU MAY SPECIFY AS A PARTICIPATION REQUIREMENT THAT THE PERFORMANCE CAP RATE FOR A NEW SEGMENT MUST EQUAL OR
EXCEED IN ORDER FOR AMOUNTS TO BE TRANSFERRED FROM A SEGMENT TYPE HOLDING ACCOUNT INTO A NEW SEGMENT.
--------------------------------------------------------------------------------

For example, for a given Segment Type, you may specify a Performance Cap Threshold of 10%. If we set a Performance Cap Rate of 10% or higher for the next available Segment of that Segment Type, then we will transfer your account value in the applicable Segment Type Holding Account to the new Segment on the Segment Start Date, provided all other participation requirements are met. However, if we set the Performance Cap Rate at 9.9% for that Segment, your account value will not be transferred to the new Segment.

If you have allocated amounts to multiple Segment Types in a particular month, you may specify a different Performance Cap Threshold for each Segment Type.

You are not required to specify a Performance Cap Threshold, but doing so provides you with additional flexibility in managing your contract. The Performance Cap Threshold is an option for owners who want to invest in a particular Segment Type only if we set a Performance Cap Rate at a certain level or higher. If we declare a Performance Cap Rate that is lower than the Performance Cap Threshold you specify, you will not be invested in that Segment and your contribution will remain in that Segment Type Holding Account until the Performance Cap Threshold is no longer in effect or you provide us with alternative instructions.

We do not require that you specify a Performance Cap Threshold because some owners may wish to invest in a Segment regardless of the particular Performance Cap Rate. If you do not specify a threshold, you risk the possibility that the Performance Cap Rate established will have a lower cap on returns than you would otherwise find acceptable. You may wish to discuss with your financial professional whether to specify a Performance Cap Threshold and, if so, at what percentage.

If you do not specify a Performance Cap Threshold, then we will transfer your account value from the Segment Type Holding Account into a Segment if the other participation requirements are met, regardless of the Performance Cap Rate that we set.

In order for a new Performance Cap Threshold to be effective for a forthcoming Segment, you must set it at least one day prior to the Segment Start Date. Similarly, while you can change an existing Performance Cap Threshold at any time, the revised Performance Cap Threshold will only apply to a Segment if you make the change at least one day prior to the Segment Start Date. This means that if you set a new or change an existing Performance Cap Threshold on a Segment Start Date, that new or revised Performance Cap Threshold will not affect the participation requirements for any Segment created that day. For example if you have a Performance Cap Threshold on file of 12%, but change it to 15% on a Segment Start Date, any amounts in that Segment Type Holding Account will be transferred into a new Segment of that Segment Type that we create that day with a Participation Cap Rate of 13%, if the other participation requirements are met.

If you specify a Performance Cap Threshold, the time period for which it will remain in effect depends on when your Structured Capital Strategies(R) contract was issued:

..   For contracts issued prior to August 25, 2014, a Performance Cap Threshold will remain in effect until the later of 90 days after we receive your election and the date amounts in the Segment Type Holding Account are transferred into a Segment. If you specify a Performance Cap Threshold on the required form in connection with your application, the 90 days will be measured from your contract date.

..   For contracts issued on or after August 25, 2014, a Performance Cap
    Threshold will remain in effect until the day after the third scheduled Segment Start Date following your Performance Cap Threshold election. This means that if the declared Performance Cap Rate for a Segment has not matched or exceeded your Performance Cap Threshold on any of the three scheduled Segment Start Dates following your election, amounts in the applicable Segment Type Holding Account (including any funds transferred to that holding account after your election) will be transferred into the Segment created on the fourth scheduled Segment Start Date after your election, unless you renew the Performance Cap Threshold prior to that date.

   In addition, if your Performance Cap Threshold was satisfied on the first or second Segment Start Date following your election and amounts in the applicable Segment Type Holding Account were transferred into a Segment, the Performance Cap Threshold will continue to apply to any amounts you subsequently transfer into that Segment Type Holding Account until the day after the third scheduled Segment Start Date following your election.

In all cases, if you complete a new Performance Cap Threshold election, it will override any existing Performance Cap Threshold then in effect. Transferring funds from a Segment Holding Account to one of the variable investment options will not terminate a Performance Cap Threshold you may have set for the Segment Type associated with that Segment Holding Account.

If you elect to invest in the Dollar Cap Averaging Program or, at issue, elect to invest using Pre-Packaged Segment Selection, you may not specify a Performance Cap Threshold and any Performance Cap Threshold previously established will no longer be valid. By making these elections, you agree that your investment will be transferred into your selected Segments at any declared Performance Cap Rate.


SEGMENT MATURITY DATE

Your Segment Maturity Date is generally the first Segment Business Day occurring after the 13th day of the same month as the Segment

                        CONTRACT FEATURES AND BENEFITS

Start Date in the calendar year in which the Segment Duration ends. However, the Segment Maturity Date in a particular month may be a later date under certain circumstances. Please see "Setting the Segment Maturity Date and Segment Start Date" below.

You will receive advance notice of maturing Segments in which you are currently invested in your quarterly statement. You may also elect to receive a second advance notice of maturing Segments in which you are currently invested. The additional notice service is available by mail or electronically and is provided at least 30 days before a Segment Maturity Date. There is no charge for this service. We reserve the right to discontinue this service at any time. Please speak with your financial professional or call us for additional information about electing this service.


You may specify maturity instructions that tell us how to allocate the Segment Maturity Value among the investment options and you can change these instructions at any time. You may tell us either to follow your allocation instructions on file for new contributions, to withdraw all or part of your Segment Maturity Value, or to transfer your Segment Maturity Value to the next available Segment of the same Segment Type, provided the participation requirements are met. While you may specify or change your maturity instructions for maturing Segments at any time until the close of business on the Segment Maturity Date, we recommend submitting new or revised instructions at least five business days prior to the Segment Maturity Date.


--------------------------------------------------------------------------------
SEGMENT MATURITY VALUE -- THE VALUE OF YOUR INVESTMENT IN A SEGMENT ON THE SEGMENT MATURITY DATE.
--------------------------------------------------------------------------------


As stated above, you may elect to have maturing Segments invested according to your allocation instructions on file, and those instructions may include allocations to different Segment Types, or you may elect to transfer your Segment Maturity Value to the next available Segment of the same Segment Type in which you are currently invested. If you take either of these steps, then the designated portion of your Segment Maturity Value will be transferred to the corresponding Segment Type Holding Account, as of the close of business on the Segment Maturity Date. Assuming that all participation requirements are met, the designated amounts will be treated like any other amounts in a Segment Type Holding Account. On the next Segment Start Date, the designated amounts in the Segment Type Holding Account will be transferred into the corresponding Segment. Typically, this means the designated amounts would be held in a Segment Type Holding Account for one business day.

If you have not provided us with maturity instructions, the Segment Maturity Value will be transferred to the Segment Type Holding Account for the same Segment Type as the maturing Segment, unless you chose the Pre-Packaged Segments (in which case the Segment Maturity Value will be invested according to your allocation instructions on file). Your Segment Maturity Value would then be transferred from that Segment Type Holding Account into the next Segment of that Segment Type on the Segment Start Date except that:

..   if the next Segment to be created in the Segment Type would not meet the
    Segment Maturity Date Requirement or that Segment Type has been terminated, we will instead transfer your Segment Maturity Value to the EQ/Money Market variable investment option; and

..   if you designate a Performance Cap Threshold that is not met on
..   the next Segment Start Date or if the Segment Type has been suspended, your
    Segment Maturity Value will remain in the Segment Type Holding Account.

If you are impacted by these delays, you may transfer your Segment Maturity Value into another Segment Type Holding Account or any other variable investment option at any time before the next month's Segment Start Date.


SEGMENT MATURITY VALUE

On the Segment Maturity Date, we calculate your Segment Maturity Value using your Segment Investment and the Segment Rate of Return. The Segment Rate of Return is equal to the Index Performance Rate, subject to the Performance Cap Rate and Segment Buffer, as follows:

---------------------------------------------------------------------------------
    IF THE INDEX PERFORMANCE RATE:       YOUR SEGMENT RATE OF RETURN WILL BE:
---------------------------------------------------------------------------------
goes up by more than the Performance     positive, equal to the Performance Cap
Cap Rate                                 Rate
---------------------------------------------------------------------------------
goes up by less than the Performance     positive, equal to the Index
Cap Rate                                 Performance Rate
---------------------------------------------------------------------------------
stays flat or goes down by a percentage  equal to 0%
equal to or less than the Segment Buffer
---------------------------------------------------------------------------------
goes down by a percentage greater than   negative, to the extent of the
the Segment Buffer                       percentage exceeding the Segment Buffer
---------------------------------------------------------------------------------

Your Segment Maturity Value is calculated as follows:

We multiply your Segment Investment by your Segment Rate of Return to get your Segment Return Amount. Your Segment Maturity Value is equal to your Segment Investment plus or minus your Segment Return Amount. Your Segment Return Amount may be negative, in which case your Segment Maturity Value will be less than your Segment Investment. All of these values are based on the value of the relevant Index on the Segment Start Date and the Segment Maturity Date. Any fluctuations in the value of the Index between those dates is ignored in calculating the Segment Maturity Value.

For example, assume that you invest $1,000 in an S&P 500 Price Return Index, 3-year Segment with a -20% Segment Buffer, we set the Performance Cap Rate for that Segment at 17%, and you make no withdrawal from the Segment. If the S&P 500 Price Return Index is 20% higher on the Segment Maturity Date than on the Segment Start Date, you will receive a 17% Segment Rate of Return, and your Segment Maturity Value would be $1,170. We reach that amount as follows:

..   The Index Performance Rate (20%) is greater than the Performance Cap Rate
    (17%), so the Segment Rate of Return (17%) is equal to the Performance Cap Rate.

..   The Segment Return Amount ($170) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (17%).

..   The Segment Maturity Value ($1,170) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($170).

If the S&P Price Return Index is only 15% higher on the Segment Maturity Date than on the Segment Start Date, then you will receive a 15% Segment Rate of Return, and your Segment Maturity Value would be $1,150. We reach that amount as follows:

                        CONTRACT FEATURES AND BENEFITS

..   The Index Performance Rate (15%) is less than the Performance Cap Rate
    (17%), so the Segment Rate of Return (15%) is equal to the Index Performance Rate.

..   The Segment Return Amount ($150) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (15%).

..   The Segment Maturity Value ($1,150) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($150).


If the S&P Price Return Index is 10% lower on the Segment Maturity Date than on the Segment Start Date, then you will receive a 0% Segment Rate of Return, and your Segment Maturity Value would be $1,000. We reach that amount as follows:

..   The Index Performance Rate is -10% and the Segment Buffer absorbs the first
    20% of negative performance, so the Segment Rate of Return is 0%.


..   The Segment Return Amount ($0) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (0%).

..   The Segment Maturity Value ($1,000) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($0).


If the S&P Price Return Index is 30% lower on the Segment Maturity Date than on the Segment Start Date, then you will receive a -10% Segment Rate of Return, and your Segment Maturity Value would be $900. We reach that amount as follows:

..   The Index Performance Rate is -30% and the Segment Buffer absorbs the first
    20% of negative performance, so the Segment Rate of Return is -10%.


..   The Segment Return Amount (-$100) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (-10%).

..   The Segment Maturity Value ($900) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount (-$100).

SETTING THE SEGMENT MATURITY DATE AND SEGMENT START DATE

There will be a Segment Maturity Date and Segment Start Date each month that the contract is outstanding. The Segment Maturity Date for Segments maturing in a given month and the Segment Start Date for new Segments starting in that same month will always be scheduled to occur on the first two consecutive business days that are also Segment business days occurring after the 13th of a month.

Please see Appendix V later in this prospectus for a demonstration of the effects that weekends and scheduled holidays can have on the Segment Maturity Date and the Segment Start Date.

EFFECT OF AN EMERGENCY CLOSE. Segments are scheduled to mature and start on Segment Business Days. The Segment Maturity Date for Segments maturing in a given month and the Segment Start Date for new Segments starting in that same month will always occur on the first two consecutive business days that are also Segment Business Days occurring after the 13th of the month. It is possible that an Index could experience an emergency close on a Segment Business Date, thereby affecting the Index's ability to publish a price and our ability to mature or start Segments based on the affected Index. Emergency closes can have two consequences.

1. If the New York Stock Exchange ("NYSE") experiences an emergency close and cannot publish any prices, we will delay the maturity or start of all Segments for all Indices.

2. If any Index other than the NYSE experiences an emergency close, we will delay the maturity and start of the Segments using the affected Index and mature or start Segments for all unaffected Indices.

The emergency closure of an INDEX OTHER THAN THE NYSE can have a different effect if it occurs on a Segment Maturity Date rather than a Segment Start Date.

..   IF AN EMERGENCY CLOSE OCCURS ON A SCHEDULED SEGMENT MATURITY DATE, then the
    Segment Maturity Date for that Segment will be delayed until the next Segment Business Day. The next Segment Business Day would be the Segment Start Date. If the emergency close only lasted that one day, the Segment Start Date and the Segment Maturity Date for the affected Segment would occur on the same day.

   -- For example, assume Monday the 14th is the scheduled Segment Maturity
      Date in a given month. If the NYMEX does not open due to an emergency condition, there would be no reference price that day for the Oil Index. If the NYSE opened on the 14th, the S&P 500 Price Return Index and Russell 2000(R) Price Return Index would be published. In this case, the Segment Maturity Date for any Segments based on the S&P 500 Price Return Index or Russell 2000 Price Return Index would be Monday the 14th. Any Segment based on the Oil Index that was scheduled to mature on the 14th of that month could not mature, because we would not have a price with which to calculate the Segment Maturity Value. This would mean the Segment Maturity Date for Segments that utilize the S&P 500 Price Return Index or Russell 2000(R) Price Return Index would be Monday the 14th, and if the NYMEX opens on the Tuesday the 15th the Segment Maturity Date for Segments that utilize the Oil Index would be Tuesday the 15th. However, the Segment Start Date for all new Segments created that month (including both those that utilize the S&P 500 Price Return Index or Russell 2000(R) Price Return Index and those that utilize the Oil Index) would be Tuesday the 15th.

..   IF AN EMERGENCY CLOSE OCCURS ON AN INDEX OTHER THAN THE NYSE ON A SCHEDULED
    SEGMENT START DATE, then we would not create Segments that utilize the affected Index. However, on that day we would create Segments that utilize unaffected Indices. Consequently, Segment Maturity Values designated for Segment Types that utilize an affected Index would not be allocated to Segments that month and would remain in the corresponding Segment Type Holding Account.


   -- For example, assume that only the Oil Index could not mature on the 14th or the 15th. This would mean that the Segment Maturity Date for Segments that utilize the S&P 500 Price Return Index or the Russell 2000(R) Price Return Index would be Monday the 14th and the Segment Start Date for those indices would be Tuesday the 15th. However, Segments that utilize the Oil Index would be matured at the next available price after the 15th and, consequently, could not participate in Segments established for that month. The resulting Segment

                        CONTRACT FEATURES AND BENEFITS

      Maturity Values would remain in the corresponding Segment Type Holding Account until the following month or until further instruction was provided from the contract owner.

If the conditions that cause an emergency close persist, we will use reasonable efforts to calculate the Segment Maturity Value of any affected Segments. If the affected Index cannot be priced within eight days, we will contact a calculating agency, normally a bank we have a contractual relationship with, which will determine a price to reflect a reasonable estimate of the Index level.

SUSPENSION, TERMINATION AND CHANGES TO SEGMENT TYPES AND INDICES

We may decide at any time until the close of business on each Segment Start Date whether to offer any or all of the Segment Types described in this Prospectus on a Segment Start Date for a particular Segment. We may suspend a Segment Type for a month or a period of several months, or we may terminate a Segment Type entirely.

If a Segment Type is suspended, your account value will remain in the Segment Type Holding Account until a Segment of that Segment Type is offered or you transfer out of the Segment Type Holding Account. We will provide you with written confirmation when money is not transferred from a Segment Type Holding Account into a segment due to the suspension of a Segment Type.

If a Segment Type is terminated, your account value in the corresponding Segment Type Holding Account will be defaulted into the EQ/Money Market variable investment option on the date that would have been the Segment Start Date.

We have the right to substitute an alternative index prior to Segment Maturity if the publication of one or more Indices is discontinued or at our sole discretion we determine that our use of such Indices should be discontinued or if the calculation of one or more of the Indices is substantially changed. In addition, we reserve the right to use any or all reasonable methods to end any outstanding Segments that use such Indices. We also have the right to add additional Indices under the contract at any time. We would provide notice about the use of additional or alternative Indices, as soon as practicable, in a supplement to this Prospectus. If an alternative index is used, its performance could impact the Index Performance Rate, Segment Rate of Return, Segment Maturity Value and Segment Interim Value. An alternative index would not change the Segment Buffer or Performance Cap Rate for an existing Segment. If a similar index cannot be found, we will end the affected Segments prematurely by applying the Performance Cap Rate and Segment Buffer that were established on the applicable Segment Start Date to the actual gains or losses on the original Index as of the date of termination. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index. For example, if the Russell 2000(R) Index were not available, we might use the NASDAQ or the S&P 400 Price Return Index.

We reserve the right to offer any or all Segment Types less frequently than monthly or to stop offering any or all of them or to suspend offering any or all of them temporarily. If we stop offering or suspend certain Segment Types, each existing Segment of those Segment Types will remain invested until its respective Segment Maturity Date.

DOLLAR CAP AVERAGING PROGRAM



Our Dollar Cap Averaging Program ("Program") is an administrative service designed to systematically invest in any of the available Segments over a period of either three or six months. The Program invests in the dollar cap averaging account, which is part of the EQ/Money Market variable investment option. The dollar cap averaging account has the same rate of return as the EQ/Money market variable investment option. The Program allows you to gradually allocate amounts to available Segment Type Holding Accounts by periodically transferring approximately the same dollar amount to your selected Segment Type Holding Accounts. Regular allocations to the Segment Type Holding Accounts will allow you to invest in the Segments at different Performance Cap Rates. Therefore, you may get a higher average cap over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses. We may, at any time, exercise our right to terminate transfers to any of the Segment Type Holding Accounts, limit the number of Segments which you may elect or discontinue offering the Program.

Under the Dollar Cap Averaging Program, the following applies:

..   The minimum initial contribution required to establish a Program is $25,000.

..   There is no minimum contribution requirement for subsequent contributions to an existing Program. Subsequent contributions do not extend the time period of the Program. Subsequent contributions will increase the amount of each periodic transfer into the designated Segment Type Holding Account(s) for the remainder of the Program.

..   The Program can be funded from both new contributions to your contract and transfers from the investment options, including the EQ/Money Market variable investment option.

..   If you elect to invest in the Program at contract issue, 100% of your initial contribution must be allocated to the Program. In other words, your initial contribution cannot be split between your Program and any other investment option available under the contract.

..   Your allocation instructions for the Program must match your allocation instructions on file on the day the Program is established. If you change your allocation instructions on file, the instructions for your Program will change to match your new allocation instructions.

..   You may not specify a Performance Cap Threshold if you elect to invest in the Program. This means you will invest in the Segment(s) based on the Performance Cap Rate declared on the Segment Start Date.

..   We offer time periods of 3 and 6 months. We may also offer other time periods. You may only have one time period in effect at any time and once you select a time period, you may not change it.

..   Currently, your account value will be transferred from the Program into your designated Segment Type Holding Accounts on a monthly basis. We may offer the Program in the future with transfers on a different basis. You can learn more about the Program by contacting your financial professional or our processing office.

..   Transfers from the dollar cap averaging account into the designated Segment
    Type Holding Account(s) will occur the business day preceding the next Segment Start Date. For example, if a contract is

                        CONTRACT FEATURES AND BENEFITS

..   issued on January 5th and the next Segment Start Date is January 15th and
    January 14th is a business day, the first transfer from the dollar cap averaging account into the designated Segment Type Holding Account(s) will occur on January 14th.

..   Any transfers or withdrawals from the dollar cap averaging account will terminate the Program. Upon termination, all funds will be transferred to the investment options according to your allocation instructions. However, any forced withdrawals from the dollar cap averaging account as a result of an RMD will not terminate the Program.

..   If a Segment Type is suspended, any amount in the dollar cap averaging account destined for that Segment will be transferred to the Segment Type Holding Account. It will remain there until the next Segment Start Date on which the Segment is not suspended. If one of the Segment Types is terminated or discontinued, the value in the terminated Segment Type Holding Account will be moved to the EQ/Money Market variable investment option and the Program will continue.

..   You may cancel your participation in the Program at any time by notifying us in writing. If you terminate your Program, we will transfer any amount remaining in the dollar cap averaging account to the investment options according to your allocation instructions.

PRE-PACKAGED SEGMENT SELECTION
(available at contract issue only to contracts purchased on or after June 24,
2013)


Pre-Packaged Segment Selections ("packages") are only available at contract issue. You may select only one package and you must allocate 100% of your initial contribution to that package. Each package consists of several Segment Types, to which specified percentages of your contribution will be allocated. If you elect to invest in one of these packages, we will invest your initial contribution among the Segment Types within the package according to the specified allocation percentages.

You may not specify a Performance Cap Threshold if you select a package. This means you will invest in the Segments based on the Performance Cap Rate declared on the Segment Start Date.

Your account value in a package will not be rebalanced during the Segment Duration. We will only rebalance your investment to account for varying performance among the Segments in the package on the Segment Maturity Date, when your Segment Maturity Value will be reallocated according to the original allocation percentages of your package.

If you make a subsequent contribution to your contract, that contribution will be invested according to the allocation percentages of your package. If you submit new allocation instructions after contract issue, but before the Segment Start Date for the package these instructions will replace your existing instructions, and will terminate your package. Similarly, if you submit new allocation instructions after the Segment Start Date for a package, these instructions will replace your existing instructions, and will terminate your package on the Segment Maturity Date. In either case, you will not be able to select a new package. However, you can always submit new instructions that replicate the allocation percentages under an existing package. At issue, you may also elect to invest in a package through the Dollar Cap Averaging Program.


If you are interested in the Pre-Packaged Segment Selection feature, you should work with your financial professional to select the package that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. In providing these packages, we are not providing investment advice. You are responsible for determining which package is best for you. Investing by means of Pre-Packaged Segment Selection does not ensure a profit or protect against a loss. The composition of the packages we offer may vary over time. The composition of the package you select will not change unless a Segment Type is terminated or you terminate your package by amending your allocation instructions. If one of the Segment Types is terminated or discontinued, the value in the terminated Segment Type Holding Account will be moved to the EQ/Money Market variable investment option and your package will continue. If a Segment Type is suspended, any amount in the Segment Type Holding Account will remain there until the next Segment Start Date on which the Segment is not suspended. We reserve the right to discontinue offering new or current packages.


If you elect to invest using one of our Pre-Packaged Segment Selection options at issue, you may choose one of the packages listed below. Each Segment Type represents a 1 year Segment Duration and a 10% Segment Buffer.


---------------------------------------------------
                     PACKAGE 1
---------------------------------------------------
                                         ALLOCATION
 SEGMENT TYPE (1 YR -10% BUFFER)         PERCENTAGE
---------------------------------------------------
S&P 500 Price Return Index               65%
---------------------------------------------------
Russell 2000 Price Return Index          30%
---------------------------------------------------
MSCI EAFE Price Return Index             5%
---------------------------------------------------
                     PACKAGE 2
---------------------------------------------------
                                         ALLOCATION
 SEGMENT TYPE (1 YR -10% BUFFER)         PERCENTAGE
---------------------------------------------------
S&P 500 Price Return Index               45%
---------------------------------------------------
Russell 2000 Price Return Index          40%
---------------------------------------------------
NASDAQ 100 Price Return Index            5%
---------------------------------------------------
MSCI EAFE Price Return Index             10%

---------------------------------------------------
                     PACKAGE 3
---------------------------------------------------
                                         ALLOCATION
 SEGMENT TYPE (1 YR -10% BUFFER)         PERCENTAGE
---------------------------------------------------
S&P 500 Price Return Index               25%
---------------------------------------------------
Russell 2000 Price Return Index          50%
---------------------------------------------------
NASDAQ 100 Price Return Index            10%
---------------------------------------------------
MSCI EAFE Price Return Index             10%
---------------------------------------------------
MSCI Emerging Markets Price Return Index 5%
---------------------------------------------------

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund. To exercise this cancellation right, you must notify us with a signed letter of instruction electing this right, to our processing office within 10 days after you receive your contract. If state law requires, this "free look" period may be longer. Other state variations

                        CONTRACT FEATURES AND BENEFITS
may apply. Please contact your financial professional and/or see Appendix II to find out what applies in your state.

Generally, your refund will equal your account value under the contract on the day we receive written notification of your decision to cancel the contract and will reflect any investment gain or loss in the investment options (less the daily charges we deduct) through the date we receive your contract. This includes the Segment Interim Value for amounts allocated to existing Segments. Some states, however, require that we refund the full amount of your contribution (not reflecting investment gain or loss). In addition, in some states, the amount of your refund (either your account value or the full amount of your contributions), and the length of your "free look" period, depend on whether you purchased the contract as a replacement. Please refer to your contract or supplemental materials or contact us for more information. For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

--------------------------------------------------------------------------------
SEGMENT INTERIM VALUE -- THE VALUE OF YOUR INVESTMENT IN A SEGMENT PRIOR TO THE SEGMENT MATURITY DATE.
--------------------------------------------------------------------------------

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information," later in this Prospectus.

CONTRACT CANCELLATION PROVISION FOR LACK OF SEGMENT

In addition to your right to cancel within a certain number of days, as described in the previous section, you may also cancel your contract under certain other conditions.

If you allocate all or a portion of your initial investment to Segment Type Holding Accounts on your application, and no Segments are created in any of the corresponding Segment Types on the first Segment Start Date following your contract's issue date, you may cancel your contract, without paying any applicable withdrawal charges. You may exercise this cancellation right by mailing the contract, with a signed letter of instruction electing this right, to our processing office by the first day of the month following the first Segment Start Date after your contract date. If you transfer any amounts into or out of any Segment Type Holding Accounts prior to the first Segment Start Date under your contract, you will give up this right.

If your state's law requires that we refund the full amount of your contribution upon cancellation, and you are within the time period specified by your state's law to exercise your right to cancel, then you will receive the full amount of your contribution. If that time has expired before we receive your contract, or if your state's law does not require that we return the full amount of your contribution, we will refund your account value, as described in the previous section.

If you elected to invest through the Dollar Cap Averaging Program, you are not eligible to exercise the contract cancellation provision for lack of creation of Segment(s).

PARTIAL WITHDRAWAL PROVISION FOR LACK OF SEGMENT

We reserve the right, in our sole discretion, to terminate or suspend Segment Types. It is possible that when you designate your entire initial investment to more than one Segment Type Holding Account, or to one or more variable investment options and one or more Segment Type Holding Accounts on your application, no Segments are created in some or all of the corresponding Segment Types on the first Segment Start Date following your contract date because we have exercised our right to terminate or suspend those Segment Types. If the Segment Type has been suspended, you may request that we return to you the amount of your initial contribution to any Segment Type Holding Account from which no Segment was created. The amount we return to you will not be greater than your account value in the corresponding Segment Type Holding Accounts on the date your request is received at our processing office. If the Segment Type has been terminated and the account value in the Segment Type Holding Account has been transferred to the EQ/Money Market variable investment option, then the amount we return to you may not be greater than the amount transferred from the Segment Type Holding Account to the EQ/Money Market variable investment option. Under these circumstances, we will not assess any otherwise applicable withdrawal charge on amounts returned to you. You will have until the first day of the month following the first Segment Start Date to exercise this right. Exercising this right will not cancel the rest of your contract.

You may also exercise this right if you make (i) a subsequent contribution,
(ii) a contribution or transfer pursuant to an intended Section 1035 tax-free exchange, or (iii) a IRA direct transfer, after your contract's issue date. In these cases, we will measure your ability to exercise this right using the Segment Start Date after we receive funds at our processing office, rather than your contract date.

If you elected to invest through the Dollar Cap Averaging Program, you are not eligible to exercise the partial withdrawal provision for lack of creation of Segment(s).

We reserve the right to change or cancel this provision at any time.

                        CONTRACT FEATURES AND BENEFITS

4. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of: (i) the values you have in the variable investment options, (ii) the values you have in the Segment Type Holding Accounts, (iii) the values you have in the Dollar Cap Averaging Program and
(iv) your Segment Interim Values.


Your contract also has a "cash value." If you have a Series B contract, at any time before annuity payments begin, your contract's cash value is equal to the account value less any applicable withdrawal charges. Please see "Surrender of your contract to receive its cash value" in "Accessing your money" later in this Prospectus.


For Series C and Series ADV contracts, at any time before annuity payments begin, your contract's cash value is equal to its account value.

If you have a Series C or Series ADV contract, disregard any references to "withdrawal charges" or "free withdrawal amount" in this section; these terms only apply to Series B contracts, not Series C or Series ADV contracts.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS AND SEGMENT TYPE HOLDING ACCOUNTS

Each variable investment option and Segment Type Holding Account invests in shares of a corresponding portfolio. Your value in each variable investment option and Segment Type Holding Account is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

--------------------------------------------------------------------------------
UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
--------------------------------------------------------------------------------

The unit value for each variable investment option and Segment Type Holding Account depends on the investment performance of that option minus daily charges for the Contract fee. Each Segment Type Holding Account is part of the EQ/Money Market variable investment option. On any day, your value in any variable investment option or Segment Type Holding Account equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option or Segment Type Holding Account does not change unless it is:

(i)increased to reflect additional contributions;

(ii)decreased to reflect a withdrawal (including applicable withdrawal charges); or

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option and Segment Type Holding Account.

A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE STRUCTURED INVESTMENT OPTION

Your value in each Segment on the Segment Maturity Date is calculated as described under "Segment Rate of Return" in "Contract Features and Benefits" earlier in this Prospectus.

In setting the Performance Cap Rate that we use in calculating the Segment Maturity Value, we assume that you are going to hold a Segment until the Segment Maturity Date. However, you have the right under the contract to access amounts in the Segments before the Segment Maturity Date under certain circumstances. Therefore, we calculate a Segment Interim Value on each business day, which is also a Segment Business Day, between the Segment Start Date and the Segment Maturity Date. The method we use to calculate the Segment Interim Value is different than the method we use to calculate the value of the Segment on the Segment Maturity Date. Prior to the Segment Maturity Date, we use the Segment Interim Value to calculate (1) your account value; (2) the amount your beneficiary would receive as a death benefit; (3), the amount you would receive if you make a withdrawal from a Segment; (4) the amount you would receive if you surrender your contract; or (5) the amount you would receive if you cancel your contract and return it to us for a refund within your state's "free look" period (unless your state requires that we refund the full amount of your contribution upon cancellation).

The Segment Interim Value is calculated based on a formula that provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. Appendix III later in this Prospectus sets forth in detail the specific calculation formula as well as numerous hypothetical examples. The formula is calculated by adding the fair value of three components. These components provide us with a market value estimate of the risk of loss and the possibility of gain at the end of a Segment. As detailed in Appendix III, these components are used to calculate the Segment Interim Value. The three components are:

(1)Fair value of fixed instruments is calculated as the present value of the Segment Investment (using a risk-free swap interest rate for the remaining duration of the Segment). We use this component because we are forgoing the opportunity to earn interest on the Segment Investment by having to make an early distribution.

                                     PLUS

(2)Fair value of derivatives is calculated by using the Black Scholes model, as described in Appendix III, to value three hypothetical options (one put and two call options) on the index underlying the Segment. The put option is used to estimate the potential losses at Segment Maturity. The call options are used to estimate the potential gains at Segment Maturity. The value of these options also reflects the limits on positive performance (i.e., the Performance Cap Rate) and some protection against negative performance (i.e., the Segment Buffer).

                       DETERMINING YOUR CONTRACT'S VALUE

                                     PLUS

(3)Cap calculation factor is a positive adjustment of the percentage of the estimated expenses corresponding to the portion of the Segment Duration that has not elapsed. This component reflects the fact that an early withdrawal from a Segment means that we no longer have to incur expected expenses associated with administering the Segment for the full period.

We then compare the sum of the three components above with a limitation based on the Performance Cap Rate. In particular, the Segment Interim Value is never greater than the Segment Investment multiplied by the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. This limitation is imposed to discourage owners from withdrawing from a Segment before the Segment Maturity Date where there may have been significant increases in the relevant Index early in the Segment Duration. For more information, please see Appendix III.

EVEN IF THE CORRESPONDING INDEX HAS EXPERIENCED POSITIVE INVESTMENT PERFORMANCE SINCE THE SEGMENT START DATE, BECAUSE OF THE FACTORS WE TAKE INTO ACCOUNT IN THE CALCULATION ABOVE, YOUR SEGMENT INTERIM VALUE MAY BE LOWER THAN YOUR SEGMENT INVESTMENT.

                       DETERMINING YOUR CONTRACT'S VALUE

5. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following current limitations:

..   you may not transfer out of a Segment before its Segment Maturity Date.

..   you may not transfer out of a Segment Type Holding Account on a Segment
    Start Date.

..   a contribution or transfer into a Segment Type Holding Account on a Segment
    Start Date will not be transferred into the Segment that is created on that Segment Start Date. Your money will be transferred into a Segment on the following month's Segment Start Date, provided you meet the participation requirements.

..   you may not contribute or transfer money into a Segment Type Holding
    Account and designate a Segment Start Date. The account value in the Segment Type Holding Account will be transferred on the first Segment Start date on which you meet the participation requirements.

..   you may not contribute or transfer into a Segment Type Holding Account if the Segment Maturity Date of the Segment that will be created on the Segment Start Date would be after the maturity date of your contract.

..   you may not contribute to a Segment Type Holding Account or transfer to a
    Segment Type Holding Account or a Segment if the total number of Segments and Segment Type Holding Accounts that would be active in your contract after such contribution or transfer would be greater than 70. If a transfer from a Segment Type Holding Account into a Segment will cause a contract to exceed this limit, such transfers will be defaulted to the EQ/Money Market variable investment option. If there are multiple Segments scheduled to be established on a Segment Start Date, new Segments will be established in the order of those that would have the largest initial Segment Investment first until the limit of 70 is reached. Any remaining amount that is not transferred into a Segment will then be defaulted to the EQ/Money Market variable investment option.

..   transfers from a Segment Type Holding Account to a Segment will not occur if you do not meet the participation requirements. See "Segment Participation Requirements" in "Contract features and benefits" earlier in this Prospectus.

Upon advance notice to you, via a client communication mailing, we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. In addition, we may, at any time, exercise our right to limit or terminate transfers into any of the variable investment options and to limit the number of variable investment options which you may elect. We currently do not impose any transfer restrictions among the variable investment options. A transfer request does not change your allocation instructions on file. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

You may request a transfer in writing using the specified form, or by telephone using TOPS or on line using Online Account Access. You must send in all signed written requests directly to our processing office. Transfer requests should specify:

(1)the contract number,

(2)the dollar amounts or percentage to be transferred, and

(3)the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

We may charge a transfer charge for any transfers among the variable investment options in excess of 12 transfers in a contract year. We do not deduct a transfer charge for any transfer made in connection with our Dollar Cap Averaging Program. For more information, see "Transfer charge" in "Charges and expenses" later in this Prospectus.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of the EQ Advisors Trust (the "trust"). The trust has adopted policies and procedures regarding disruptive transfer activity. The trust discourages frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. The trust aggregates inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trust currently considers transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In most cases, the trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trust for more information.

When a contract owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

 Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

6. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have two ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this Prospectus.

If you have a Series C or Series ADV contract, disregard any references to "withdrawal charges" or "free withdrawal amount" in this section; these terms only apply to Series B contracts, not Series C or Series ADV contracts.

METHOD OF WITHDRAWAL

---------------------------------------------------
                                         LIFETIME
                                         REQUIRED
                                         MINIMUM
 CONTRACT                      PARTIAL DISTRIBUTION
---------------------------------------------------
NQ                               Yes       No
---------------------------------------------------
Traditional IRA                  Yes       Yes
---------------------------------------------------
Roth IRA                         Yes       No
---------------------------------------------------

We impose no withdrawal charge for withdrawals from Series C or Series ADV contracts. However, withdrawals, including withdrawals made to pay all or part of any fee that may be associated with a fee-based program, may be subject to income tax and, unless the taxpayer is over age 59 1/2 or another exception applies, an additional 10% federal income tax penalty, as described in "Tax information" later in this Prospectus. In addition, the fee-based program sponsor may apply a charge if you decide to no longer participate in the program. You should consult with your program sponsor for more details about your particular fee-based arrangement.

--------------------------------------------------------------------------------
ALL REQUESTS FOR WITHDRAWALS MUST BE MADE ON A SPECIFIC FORM THAT WE PROVIDE. PLEASE SEE "HOW TO REACH US" UNDER "WHO IS AXA EQUITABLE?" EARLIER IN THIS PROSPECTUS FOR MORE INFORMATION.
--------------------------------------------------------------------------------

PARTIAL WITHDRAWALS
(ALL CONTRACTS)

You may take partial withdrawals from your account value at any time before annuity payments begin. The minimum amount you may withdraw at any time is $300. If you request a withdrawal that leaves you with an account value of less than $500, we reserve the right to terminate the contract and pay you the cash value. See "Surrender of your contract to receive its cash value" below.

For Series B contracts, partial withdrawals in excess of the 10% free withdrawal amount may be subject to a withdrawal charge (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Partial withdrawals out of Segments are permitted, subject to certain restrictions. See "How withdrawals are taken from your account value" later in this section.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(TRADITIONAL IRA CONTRACTS ONLY -- SEE "TAX INFORMATION" LATER IN THIS PROSPECTUS.)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions (we refer to them as "RMDs") yourself and request partial withdrawals. In such a case, a withdrawal charge could apply. Before electing this account-based withdrawal option, you should consider whether annuitization might be better in your situation. Please refer to "Required minimum distributions" under "Individual Retirement Arrangements ("IRAs")" in "Tax information" later in this Prospectus.

You may elect this service in the calendar year in which you reach age 70 1/2 or in any later year (other than the first calendar year that your contract is in force). The minimum amount we will pay out is $250. Currently, RMD payments will be made annually each December.

We do not impose a withdrawal charge on the RMD payment taken through our automatic RMD service even if, when added to a partial withdrawal previously taken in the same contract year, the RMD payments exceed the free withdrawal amount.

This service does not generate an automatic RMD payment during the first contract year. Therefore, if you are making a rollover or transfer contribution to the contract after age 70 1/2, you must take an RMD before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your RMD amount may be subject to withdrawal charges, if applicable, if they exceed the free withdrawal amount.

The RMD amount is based on your entire interest in your traditional IRA contract whether your investments are allocated to one or more variable investment options and/or one or more Segments. We will withdraw your RMD amount from the variable investment options first on a pro rata basis. If there is insufficient account value in the variable investment options, then we will withdraw the balance of the RMD amount from the Segment Type Holding Accounts on a pro rata basis. If there is insufficient value in the variable investment options and the Segment Type Holding Accounts, we will withdraw amounts from the Segments on a pro rata basis.

As you approach age 70 1/2 you should consider the effect of allocations to any Segment. You should consider whether you have a sufficient amount allocated to the variable investment options under this contract and/or sufficient liquidity under other traditional IRAs that you maintain in order to satisfy your RMD for this contract without affecting amounts allocated to a Segment under this contract.

We will send to traditional IRA owners a form outlining the minimum distribution options available in the year you reach age 70 1/2 (if you have not begun your annuity payments before that time).

                             ACCESSING YOUR MONEY

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

WITHDRAWALS

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options (excluding the Segment Type Holding Accounts). If there is insufficient value or no value in the variable investment options (excluding the Segment Type Holding Accounts), any additional amount of the withdrawal required or the total amount of the withdrawal will be taken on a pro rata basis from the Segment Type Holding Accounts. If there are insufficient funds in the Segment Type Holding Accounts, any additional amount of the withdrawal required will be taken from the dollar cap averaging account. If there is insufficient value in the dollar cap averaging account, we will deduct all or a portion of the withdrawal from the Segments on a pro rata basis. A partial withdrawal from the Dollar Cap Averaging Program will terminate the program.

If you specify the investment options from which you want us to deduct your withdrawal, the following restrictions apply: If the amount of your withdrawal is equal to or less than your account value in the variable investment options and Segment Type Holding Accounts, the entire withdrawal must come from the account value in the variable investment options and Segment Type Holding Accounts, and the withdrawal cannot be pro rata; you must specify the dollar amount or percentage withdrawal for the variable investment options and Segment Type Holding Accounts from which to take the withdrawal. In other words, you cannot take a withdrawal from the Segments if there is any value remaining in the variable investment options and Segment Type Holding Accounts.

After 100% of the value has been taken from the variable investment options and Segment Type Holding Accounts, you can specify the dollar amount or percentage of the withdrawal to be taken from any Segment.

If you have amounts in a Segment Type Holding Account and you make a withdrawal on a Segment Start Date, that amount will not be transferred into the Segment created on that date.

Withdrawals from a Segment prior to your Segment Maturity Date reduce the Segment Investment on a pro rata basis by the same proportion that the Segment Interim Value is reduced on the date of the withdrawal. We use the Segment Investment to determine your Segment Maturity Value.

You can request, in advance of your Segment Maturity Date, a withdrawal of your Segment Maturity Value on the Segment Maturity Date, which is not subject to the restrictions described above regarding the need to withdraw amounts in variable investment options and Segment Type Holding Accounts before withdrawing amounts from Segments.

A withdrawal from a Series ADV NQ contract, including a withdrawal to pay the fees of the fee-based program, may be a taxable event. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

When a contract is surrendered in certain states, the free withdrawal amount is not taken into account when calculating the amount of the withdrawal. See "10% free withdrawal amount" under "Charges under the contract" in "Charges and expenses" later in this Prospectus.

WITHDRAWALS TREATED AS SURRENDERS

If you withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender or termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of an investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.


Deferred annuity contracts such as Structured Capital Strategies(R) provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized, your Structured Capital Strategies(R) contract and all its benefits will terminate and will be converted to a supplemental payout annuity contract ("payout option") that provides for periodic payments for life or for a specified period of time. In general, the periodic

                             ACCESSING YOUR MONEY
payment amount is determined by the account value or cash value of your Structured Capital Strategies(R) contract at the time of annuitization, the annuity payout option that you select, and the annuity purchase factor to which that value is applied, as described below. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your Structured Capital Strategies(R) contract guarantees that upon annuitization, your account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. Any change to the annuity purchase factor will only apply to contributions made after the date of the change. (Please see your contract and SAI for more information). In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We may offer other payout options not outlined here. Your financial professional can provide details.

Structured Capital Strategies(R) currently offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments and others enable you to receive variable annuity payments.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own and the annuitant's age at contract issue. We reserve the right to add, remove or change these annuity payout options at any time.

ANNUITY PAYOUT OPTIONS

---------------------------------------------------------------------------------
Fixed annuity payout options             .   Life annuity
                                         .   Life annuity with period certain
                                         .   Life annuity with refund certain
---------------------------------------------------------------------------------

..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy or the joint life expectancy of the annuitant and the joint annuitant. A life annuity with period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case the period certain will be based on the annuitant's age and will not exceed 10 years or the annuitant's life expectancy.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor.

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your contract.

There is no withdrawal charge imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge will be imposed.

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "How withdrawals are taken from your account value" earlier in this section and also the discussion of "Partial annuitization" in "Tax information" for more information.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a maximum period certain of 10 years. You choose whether these payments will be fixed or variable. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the Structured Capital Strategies(R) contract date. You can change the date your annuity payments are to begin any time. The date may not be later than your contract's maturity date. Your contract's maturity date is the date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday.

We will send you a notice with your contract statement one year prior to your maturity date. Once you have selected an annuity payout option and payments have begun, no change can be made other than transfers among the variable investment options if a variable immediate annuity is selected. If you do not respond to the notice within 30 days following your maturity date, your contract will be annuitized automatically.

                             ACCESSING YOUR MONEY

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts (such as monthly) because of the increased administrative expenses associated with more frequent payouts. Also, in general, the longer the period over which we expect to make payments, the lower will be your payment each year.

The amount of the annuity payments will depend on:

(1)the amount applied to purchase the annuity;

(2)the type of annuity chosen, and whether it is fixed or variable;

(3)in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4)in certain instances, the sex of the annuitant(s).

The amount applied to provide the annuity payments will be (1) the account value for any life annuity form, or (2) the cash value for any annuity certain (an annuity form that does not guarantee payments for a person's lifetime) except that if the period certain is more than five years, the amount applied will be no less than 95% of the account value.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

Please see Appendix II later in this Prospectus for state variations.

ANNUITY MATURITY DATE

Your contract has a maturity date. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law, even if you name a new annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday (or older joint annuitant's, if your contract has joint annuitants). The maturity date may not be less than thirteen months from your contract date, unless otherwise stated in your contract. We will send a notice with the contract statement one year prior to the maturity date. The notice will include the date of maturity, describe the available annuity payout options, state the availability of a lump sum payment option, and identify the default payout option if you do not provide an election by the time of your contract maturity date. The default payout option is a life annuity with a maximum period certain of 10 years.

                             ACCESSING YOUR MONEY

7. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charge each day from the net assets of each variable investment option and Segment Type Holding Account. This charge is reflected in the unit values of each variable investment option:

..   A contract fee.

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   for Series B contracts, at the time you make certain withdrawals or surrender your contract, or your contract is terminated -- a withdrawal charge.

..   at the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

..   at the time you request a transfer in excess of 12 transfers in a contract year -- a transfer charge (currently, there is no transfer charge).

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.

CHARGES UNDER THE CONTRACTS

CONTRACT FEE

We deduct a daily charge from the net assets in each variable investment option and Segment Type Holding Account to compensate us for administrative expenses, sales expenses and certain expense risks we assume under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

   Series B:                             1.25%
   Series C:                             1.65%
   Series ADV:                           0.65%

The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect. To the extent that the expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts. This charge also compensates us for administrative expenses and a portion of our sales expenses, under the contract.

On a non-guaranteed basis, we may waive this fee under certain conditions. If the return on the EQ/Money Market variable investment option on any day is positive, but lower than the amount of this fee, then we will waive the difference between the two, so that you do not receive a negative return. If the return on the EQ/Money Market variable investment option on any day is negative, we will waive this fee entirely for that day, although your account value would be reduced by the negative performance of the EQ/Money Market variable investment option itself. We reserve the right to change or cancel this provision at any time.

FEE-BASED EXPENSES
(APPLICABLE TO SERIES ADV CONTRACTS ONLY)


The fees and expenses of a fee-based program are separate from and in addition to the fees and expenses of the annuity contract. You should ensure that within your fee-based program there are sufficient liquid assets outside of this contract to pay fees and expenses associated with the program. Please consult with your program sponsor for more details about your fee-based program.


TRANSFER CHARGE

Currently, we do not charge for transfers among variable investment options under the contract. However, we reserve the right to charge for any transfers among variable investment options in excess of 12 per contract year. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer. The transfer charge is designed to compensate the company with respect to adminstering the transaction. The charge is also designed to deter disruptive transfer activity. The transfer charge (if applicable), will be assessed at the time that the transfer is processed. Each time you request a transfer from one variable investment option to another, we will assess the transfer charge (if applicable). Separate requests submitted on the same day will each be treated as a separate transfer. Any transfer charge will be deducted from the variable investment options from which the transfer is made. We will not count transfers from Segment Type Holding Accounts into Segments on a Segment Start Date, or the allocation of Segment Maturity Value on a Segment Maturity Date in calculating the number of transfers subject to this charge. We will also not charge for transfers made in connection with our Dollar Cap Averaging Program.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

                             CHARGES AND EXPENSES

WITHDRAWAL CHARGE
(APPLICABLE TO SERIES B CONTRACTS ONLY)

A withdrawal charge may apply in three circumstances: (1) you make one or more withdrawals during a contract year; (2) you surrender your contract to receive its cash value; or (3) we terminate your contract. The amount of the charge will depend on whether the 10% free withdrawal amount applies, and the availability of one or more exceptions.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

----------------------------------------------------------------
                      CONTRACT YEAR
----------------------------------------------------------------
                                         1   2   3   4   5   6+
----------------------------------------------------------------
Percentage of contribution               5%  5%  5%  4%  3%  0%
----------------------------------------------------------------

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under most NQ contracts as withdrawn first. See "Tax information" later in this Prospectus.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage.

We deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options (excluding the Segment Type Holding Accounts). If those amounts are insufficient, we will deduct all or a portion of the required amounts pro rata from the Segment Type Holding Accounts. If the amounts in the Segment Type Holding Accounts are still insufficient, we deduct all or a portion of the required amounts from the Segments on a pro rata basis. If you specify that your withdrawal be taken from specific investment options, the amount of the withdrawal charge will first be taken from the investment options you specify. If there is insufficient value in those options to pay the withdrawal charge after your withdrawal is deducted, then the remainder of the withdrawal charge is deducted as described above.


Withdrawals from a Segment or a Segment Type Holding Account are subject to the same withdrawal charge calculations as a withdrawal from any other investment option. Any withdrawal from a Segment will trigger the calculation of the Segment Interim Value, which is in addition to any applicable withdrawal charge. A withdrawal from a Segment Type Holding Account reduces the amount that will be transferred to a Segment. For more information, see "Structured Investment Option" in "Contract features and benefits," earlier in this Prospectus.


The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. For Series B contracts, each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. No withdrawal charge applies to Series C and Series ADV contracts. The 10% free withdrawal amount is determined using your account value at the beginning of the contract year. When a contract is surrendered in certain states, the free withdrawal amount is not taken into account when calculating the amount of the withdrawal.

DEATH. The withdrawal charge does not apply if the owner dies and a death benefit is payable to the beneficiary.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.



CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

                             CHARGES AND EXPENSES

ADJUSTMENTS WITH RESPECT TO EARLY WITHDRAWALS FROM SEGMENTS

We calculate the Segment Interim Value when a withdrawal is taken, whether a partial withdrawal or a full contract surrender, from a Segment prior to the Segment Maturity Date. The Segment Interim Value is calculated based on a formula that provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. For more information on the calculation of the Segment Interim Value, please see Appendix III.

CHARGES THAT THE TRUST DEDUCTS

The Trust deducts charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of the Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the contract fee, or change the minimum contribution requirements. We also may change the minimum death benefit or offer variable investment options that invest in shares of a Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for traditional IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales and administration generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it will be unfairly discriminatory.

                             CHARGES AND EXPENSES

8. Payment of death benefit

--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

If you have a Series C or Series ADV contract, disregard any references to "withdrawal charges," "cash value" or "free withdrawal amount" in this section; these terms only apply to Series B contracts, not Series C or Series ADV contracts.


You designate your beneficiary when you apply for your contract. You may change your beneficiary during your lifetime and while the contract is in force. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Any part of a death benefit for which there is no named or designated beneficiary living at your death will be payable in a single sum to your surviving spouse, if any; if there is no surviving spouse, then to the surviving children in equal shares; if there are no surviving children, then to your estate. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. If the contract is owned by a qualified plan trust or other entity, the death benefit is payable to the entity owner. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor.


Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. However, you should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

DEATH BENEFIT

The death benefit is equal to the account value as of the date we receive satisfactory proof of the owner's death, any required instructions for the method of payment, and all information and forms necessary to effect payment.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. If the contract is owned by a non-natural person, the death of the primary annuitant triggers rules regarding the death of an owner.


Once we have received notice of the owner's death, we will not make any transfers from Segment Type Holding Accounts to Segments. Amounts in the Segment Type Holding Accounts will be defaulted into the EQ/Money Market variable investment option. When Segments mature, the Segment Maturity Value will be transferred to the EQ/Money Market variable investment option.


There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature, or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner, under "Spousal continuation" or under our Beneficiary continuation option, as discussed below.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years, unless one of the exceptions described here applies. The surviving owner may instead elect to take an installment payout or an annuity payout option we may offer at the time under the contract, provided payments begin within one year of the deceased owner's death. If an annuity or installment payout is elected, the contract terminates and a supplemental contract is issued.

If the older owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) take an installment payout or an annuity payout option we may offer at the time under the contract within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option discussed below. If the contract continues, withdrawal charges will no longer apply, and no additional contributions will be permitted.

                           PAYMENT OF DEATH BENEFIT

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) take an installment payout or annuity within one year;
(3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option discussed below. If the contract continues, withdrawal charges (for Series B contracts) will continue to apply and no additional contributions will be permitted. The death benefit becomes payable to the beneficiary if the older owner dies within five years after the death of the younger owner.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.


Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:


..   In general, withdrawal charges (for Series B contracts) will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   The withdrawal charge schedule (for Series B contracts) remains in effect.

The transfer restrictions on amounts in Segments prior to election of Spousal continuation remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity Dates. The Segment Maturity Value may be reinvested in other investment options.

If you divorce, Spousal continuation does not apply.


In June 2013, the U.S. Supreme Court ruled that the portion of the federal Defense of Marriage Act that precluded same-sex marriages from being recognized for purposes of federal law was unconstitutional. The IRS adopted a rule recognizing the marriage of same-sex individuals validly entered into in a jurisdiction that authorizes same-sex marriages, even if the individuals are domiciled in a jurisdiction that does not recognize the marriage. The IRS also ruled that the term "spouse" does not include an individual who has entered into a registered domestic partnership, civil union, or other similar relationship that is not denominated as a "marriage" under the laws of that jurisdiction. Absent further guidance, we intend to administer the contract consistent with these rulings. Therefore, exercise of any spousal continuation right under a contract by an individual who does not meet the definition of "spouse" under federal law may have adverse tax consequences. If you are married to a same-sex spouse, you have all of the rights and privileges under the contract as someone married to an opposite sex spouse. Consult with a tax adviser for more information on this subject.


BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix II later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

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                           PAYMENT OF DEATH BENEFIT

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Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary:

   -- each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen; and

   -- as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature for the first beneficiary, all Segments will be terminated and all Segment Interim Values will be transferred into the EQ/Money Market variable investment option.

..   If there is one beneficiary, the transfer restrictions on amounts in
    Segments prior to election of the beneficiary continuation option remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity Dates. The Segment Maturity Value may be reinvested in other investment options. However, if the beneficiary has chosen the "5-year rule," amounts may not be invested in Segments with Segment Maturity Dates later than December 31st of the calendar year which contains the fifth anniversary of your death.

..   A beneficiary who chooses to receive annual payments over his life expectancy should consult his tax adviser about selecting Segments that provide sufficient liquidity to satisfy the payout requirements under this option.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the variable investment options but no additional contributions will be permitted.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner or the surviving joint owner who elects this feature. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary:

   -- each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen; and

   -- as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature for the first beneficiary, all Segments will be terminated and all Segment Interim Values will be transferred into the EQ/Money Market variable investment option.

..   If there is one beneficiary, the transfer restrictions on amounts in
    Segments prior to the election of the beneficiary continuation option remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity Dates. The Segment Maturity Value may be reinvested in other investment options. However, if the beneficiary has chosen the "5-year rule," amounts may not be invested in Segments with Segment Maturity Dates later than the fifth anniversary of your death.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

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                           PAYMENT OF DEATH BENEFIT

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..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or older joint owner:

..   No withdrawal charges will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

..   The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus.

                              -------------------

A beneficiary should speak to his or her tax professional about which continuation option is appropriate for him or her. Factors to consider include, but are not limited to, the beneficiary's age, need for immediate income and a desire to continue the contract.


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                           PAYMENT OF DEATH BENEFIT

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9. Tax information

--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Structured Capital Strategies(R) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA or Roth IRA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and IRS interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 (ERISA). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


FATCA

Even though this section in the Prospectus discusses consequences to United States individuals you should be aware that the Foreign Account Tax Compliance Act (FATCA) which applies beginning in 2014 to certain U.S.-source payments may require AXA Equitable and its affiliates to obtain specified documentation of an entity's status before payment is made in order to avoid punitive 30% FATCA withholding. The FATCA rules are directed at foreign entities, but presume that various U.S. entities are "foreign" unless the U.S. entity has documented its U.S. status by providing Form W-9. For this reason AXA Equitable and its affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions including death benefit payments, beginning in 2014. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or an individual retirement custodial or trusteed account. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options you elect.

TRANSFERS AMONG INVESTMENT OPTIONS

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.

Annuitization under a Structured Capital Strategies(R) contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your

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                                TAX INFORMATION
life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies.) Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this Structured Capital Strategies(R) contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining account value or interest in the contract to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this Structured Capital Strategies(R) contract constitutes an annuity contract under current federal tax rules.

PARTIAL ANNUITIZATION

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.

WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable. If you have a Series ADV contract, withdrawals made by your investment advisor are taxable to you.

1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.


Section 1035 exchanges are generally not available after the death of the owner. The destination contract must meet specific post-death payout requirements to prevent avoidance of the death of owner rules. See "Payment of death benefit".


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

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DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.


Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.


ADDITIONAL TAX ON NET INVESTMENT INCOME


Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income in any year may have to pay an additional surtax of 3.8%. (This tax has been informally referred to as the "Net Investment Income Tax" or "NIIT"). For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.


INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxed on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. Recently, the IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.

Also we do not believe that these rules apply to the assets of Separate Account No. 68, because contract owners have no interest in the performance of those assets.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS")

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. We offer the Structured Capital Strategies(R) contract in both traditional IRA and Roth IRA versions.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers
Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contracts. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

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We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for opinion letters approving the respective forms of the traditional IRA and Roth IRA contracts for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel either version of the Structured Capital Strategies(R) IRA contract (traditional IRA or Roth IRA) by following the directions under "Your right to cancel within a certain number of days" in "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA, or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

Because the minimum initial contribution AXA Equitable requires to purchase this contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, this contract must be purchased through a rollover or direct transfer contribution.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2014, after adjustment for cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the taxable year in which you reach age 70 1/2 or any taxable year after that.


If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation, or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is being made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored-tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, "INDIVIDUAL RETIREMENT ARRANGEMENTS
(IRAS)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.


NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2014 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2 "catch-up" contributions ($6,500 for 2014). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

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WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant.

There are two ways to do rollovers:

..   Do it yourself:

   You receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:

   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan, such as a traditional IRA, and subsequently take a premature distribution.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of payments" later in this Prospectus under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

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You can avoid or limit the excise tax by withdrawing an excess contribution
(rollover or regular). See Publication 590 for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457 plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457 plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


IRA DISTRIBUTIONS DIRECTLY TRANSFERRED TO CHARITY. Certain distributions from IRAs directly transferred to charitable organizations have been tax-free to IRA owners age 70 1/2 or older in past years. This provision expired as of December 31, 2013, so it is not in effect for 2014 unless Congress later extends it for 2014.


REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS

Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Currently we believe that these provisions would not apply to Structured Capital Strategies(R) contracts because of the type of benefits provided under the contracts. However, if you take annual withdrawals instead of annuitizing, please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS

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table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

If you choose an account-based method, the RMD amount for your Structured Capital Strategies(R) traditional IRA contract is calculated with respect to your entire interest in the contract, including your allocations to one or more variable investment options and one or more of the Segments in the Structured Investment Option.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

If you are at an age where you are required to take lifetime required minimum distributions from traditional IRAs you should consider the effect of allocations to the Structured Investment Option under a Structured Capital Strategies(R) traditional IRA contract. You should consider whether you have a sufficient amount allocated to the Variable Investment Options under this contract and/or sufficient liquidity under other traditional IRAs that you maintain in order to satisfy your RMD for this contract without affecting amounts allocated to the Structured Investment Option under this contract.

Particularly if you hold any portion of your Structured Capital Strategies(R) IRA contract value in Segments, you should make sure to have money invested in the variable investment options and/or other traditional IRAs in order to have enough liquidity in the contract or elsewhere to satisfy your RMD withdrawals without dipping into a Segment.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

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If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay for certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition -- there is a $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and document eligibility for the exception to the IRS.

ROTH INDIVIDUAL RETIREMENT ANNUITIES ("ROTH IRAS")

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Structured Capital Strategies(R) Roth IRA contracts are designed to qualify as Roth individual retirement annuities under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion" rollover contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements (or designated Roth accounts under defined contribution plans); or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

Because the minimum initial contribution AXA Equitable requires to purchase this contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, this contract must be purchased through a rollover or direct transfer contribution.

REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2014, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under "Special rules for spouses" earlier in this section under traditional IRAs.


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If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach
70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan or governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Proposed and Temporary Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

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The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original
SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender and termination of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amounts distributed, distributions and contributions are aggregated or grouped and added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- within any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

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Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS

Lifetime minimum distribution requirements do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not "excess contributions."

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   we might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   we are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.


Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U. S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.


Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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10. More information

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ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account
No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)to limit or terminate contributions or transfers into any variable investment option; and

(9)to limit the number of variable investment options you may select.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT SEPARATE ACCOUNT NO. 68

We hold assets in a "non-unitized" separate account we have established under the New York Insurance Law to support our obligations under the Structured Investment Option. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We are obligated to pay all money we owe under the contract. If the obligation exceeds the assets of Separate Account no. 68, funds will be transferred to Separate Account No. 68 from the general account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the Structured Investment Option, regardless of whether assets supporting the Structured Investment Option are held in a separate account or our general account. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. For more information, see "About the general account" below.

Our current plans are to invest separate account assets in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues. We may also invest in interest rate swaps. Although the above generally describes our plans for investing the assets supporting our obligations under the Structured Investment Option, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws.

ABOUT THE TRUST

The Trust is registered under the Investment Company Act of 1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. The Trust issues different shares relating to each of its portfolios.


The Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on the Trust's shares are reinvested in full. The Board of Trustees of the Trust serves for the benefit of the Trust's shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio


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investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for the Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for the Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.


ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or the Structured Investment Option with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and the Structured Investment Option. The general obligations and the Structured Investment Option under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests in the Structured Investment Option under the contracts in the general account are issued by AXA Equitable and are registered under the Securities Act of 1933. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.


We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC TRANSACTIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt Form. We may also require additional information. Until we receive the Acknowledgement of Receipt Form, (i.e. withdrawals and surrenders) financial transactions will not be permitted unless you request them in writing, sign the request and have it signature guaranteed. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, subsequent contributions may be transmitted by wire.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the NYSE is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

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..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers uponreceipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions and/or transfers, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, TRANSFERS, WITHDRAWALS AND SURRENDERS

..   Contributions allocated to the variable investment options or the Segment
    Type Holding Accounts are invested at the unit value next determined after the receipt of the contribution.

..   Transfers to or from the variable investment options or the Segment Type
    Holding Accounts will be made at the unit value next determined after the receipt of the transfer request.

..   Requests for withdrawals or surrenders from the variable investment options or the Segment Type Holding Accounts will be made at the unit value next determined on the business day that we receive the information that we require.

ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:

..   the election of trustees;

..   the formal approval of independent auditors selected for each Trust; or

..   any other matters described in the Prospectus for the Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trust sells its shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust also sells its shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of the Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to Separate Account No. 49 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is part of the registration statement filed on Form N-4. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

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TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin, subject to our acceptance. We will continue to treat you as the owner until we receive written notification of any change at our processing office. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.


We may refuse to process a change of ownership of an NQ contract to an entity without appropriate documentation of status on IRS Form W-9 (or, if IRS Form W-9 cannot be provided because the entity is not a U.S. entity, on the appropriate type of Form W-8).

Following a change of ownership, the existing beneficiary designations will remain in effect until the new owner provides new designations.


You cannot assign or transfer ownership of a traditional IRA or Roth IRA contract except by surrender to us.

You cannot assign your contract as collateral or security for a loan. Loans are also not available under your contract. For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your traditional IRA or Roth IRA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge if one applies.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold (except for Series ADV contracts sold through AXA Distributors). AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. For Series ADV contracts sold through AXA Advisors, AXA Advisors will retain 50% of the advisory fee and the financial representative will get the other 50%.

For Series B and Series C contracts, AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.5% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.0% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

                               MORE INFORMATION

When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contract your financial professional for information about the compensation he or she receives and any related incentives, as described immediately below.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. For Series ADV contracts sold through AXA Distributors, AXA Distributors will not receive any compensation.


For Series B and Series C contracts, AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributors' Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributors' Selling broker-dealers. Contribution-compensation will generally not exceed 7.0% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.0% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.


The Selling broker-dealer, not AXA Distributors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.

                               MORE INFORMATION

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2013) received additional payments. These additional payments ranged from $1,256 to $5,706,371. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation
Allstate Financial Services, LLC
American Portfolios Financial Services
Ameriprise Financial Services
BBVA Compass Investment Solutions, Inc.
Cambridge Investment Research
CCO Investment Services Corporation
Centaurus Financial, Inc.
Cetera Advisors, LLC
Cetera Advisors Networks, LLC
Cetera Financial Specialists, LLC
Cetera Investment Services, LLC
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUNA Brokerage Services
Cuso Financial Services, L.P.
Essex National Securities, Inc.
Farmer's Financial Solution
First Allied Securities Inc.
First Citizens Investor Services, Inc.
First Tennessee Brokerage Inc.
Founders Financial Securities
Geneos Wealth Management Inc.
GWN Securities, Inc.
H.D. Vest Investment Securities, Inc.
Harvest Capital, LLC
Independent Financial Group, LLC
ING Financial Partners
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corporation
James T. Borello & Company
Janney Montgomery Scott LLC
JP Turner & Company, LLC
Key Investment Services LLC
Kovack Securities
LPL Financial Corporation
Lucia Securities, LLC
Meridien Financial Group, Inc.
Merrill Lynch Life Agency, Inc.
Morgan Keegan & Company
Morgan Stanley Smith Barney
National Planning Corporation
Next Financial Group, Inc.
NFP Securities Inc.
PNC Investments
Prime Capital Services
Raymond James Insurance Group
RBC Capital Markets Corporation
Robert W Baird & Company
Santander Securities Corporation
Securities America Inc.
SII Investments
Stifel, Nicolaus & Company, Inc.
Summit Brokerage Services, Inc.
SunTrust Investments
The Advisor Group
TransAmerica Financial Advisors
Triad Advisors
U.S Bancorp Investments, Inc.
Valmark Securities, Inc.
Wells Fargo Wealth Brokerage Insurance Agency

                               MORE INFORMATION

11. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2013 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the Structured Investment Option (the "Registration Statement"). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.


Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements of AXA Equitable at December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 are incorporated by reference herein in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Appendix I: Condensed financial information

--------------------------------------------------------------------------------




The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.25%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2013.



--------------------------------------------------------------------------
                                         FOR THE YEAR ENDING DECEMBER 31,
                                         ---------------------------------
                                           2013     2012    2011    2010
--------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------
   Unit value                            $  10.06 $  10.35 $ 10.16 $  9.82
--------------------------------------------------------------------------
   Number of units outstanding (000's)        483      362      62      13
--------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------
   Unit value                            $  16.33 $  12.57 $ 11.05 $ 11.02
--------------------------------------------------------------------------
   Number of units outstanding (000's)        859      466      66       5
--------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------
   Unit value                            $   1.00 $   1.00 $  1.00 $  1.00
--------------------------------------------------------------------------
   Number of units outstanding (000's)    133,824  128,050  43,482  24,335
--------------------------------------------------------------------------





The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.65%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2013.



-------------------------------------------------------------------------
                                         FOR THE YEAR ENDING DECEMBER 31,
                                         --------------------------------
                                          2013             2012
-------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------
   Unit value                            $  9.69          $ 10.01
-------------------------------------------------------------------------
   Number of units outstanding (000's)        38                1
-------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------
   Unit value                            $ 12.88          $  9.96
-------------------------------------------------------------------------
   Number of units outstanding (000's)        74                3
-------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------
   Unit value                            $  1.00          $  1.00
-------------------------------------------------------------------------
   Number of units outstanding (000's)    18,408           11,935
-------------------------------------------------------------------------





The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 0.65%.

Unit Values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2013.



-------------------------------------------------------------------------
                                         FOR THE YEAR ENDING DECEMBER 31,
                                         --------------------------------
                                          2013     2012    2011    2010
-------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------
   Unit value                            $ 10.26  $10.50  $10.24  $ 9.84
-------------------------------------------------------------------------
   Number of units outstanding (000's)        27      48      --      --
-------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------
   Unit value                            $ 16.65  $12.75  $11.13  $11.04
-------------------------------------------------------------------------
   Number of units outstanding (000's)        53       5      --      --
-------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------
   Unit value                            $  1.00  $ 1.00  $ 1.00  $ 1.00
-------------------------------------------------------------------------
   Number of units outstanding (000's)    10,504   6,456     757      --
-------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where the Structured Capital Strategies(R) contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state.

STATES WHERE CERTAIN STRUCTURED CAPITAL STRATEGIES(R) FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

-------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
ALASKA      Series B, Series C, and Series    Not Available
            ADV contracts
-------------------------------------------------------------------------------
ARIZONA     See "Your right to cancel within  If you reside in the state of
            a certain number of days" in      Arizona and you purchased your
            "Contract features and benefits"  contract as a replacement for a different variable annuity
                                              contract or you are age 65 or
                                              older at the time the contract
                                              is issued, you may return your
                                              variable annuity contract within
                                              30 days from the date you
                                              receive it and receive a refund
                                              of account value. This is also
                                              referred to as the "free look"
                                              period.
-------------------------------------------------------------------------------
CALIFORNIA  See "How to reach us"             California contract owners are
                                              not required to use the forms we
                                              provide.

            See "Contract features and        If you reside in California and
            benefits" -- "Your right to       you are age 60 or older at the
            cancel within a certain number    time the contract is issued, you
            of days"                          may return your variable annuity
                                              contract within 30 days from the
                                              date that you receive it and
                                              receive a refund as described
                                              below.

                                              If you allocate your entire
                                              initial contribution to the
                                              EQ/Money Market option, the
                                              amount of your refund will be
                                              equal to your contribution,
                                              unless you make a transfer, in
                                              which case the amount of your
                                              refund will be equal to your
                                              account value on the date we
                                              receive your request to cancel
                                              at our processing office. This
                                              amount could be less than your
                                              initial contribution. If you
                                              allocate any portion of your
                                              initial contribution to the
                                              variable investment options
                                              (other than the EQ/Money Market
                                              option), your refund will be
                                              equal to your account value on
                                              the date we receive your request
                                              to cancel at our processing
                                              office.

                                              "RETURN OF CONTRIBUTION" FREE
                                              LOOK TREATMENT AVAILABLE THROUGH
                                              CERTAIN SELLING BROKERS-DEALERS

                                              Certain selling broker-dealers
                                              offer an allocation method
                                              designed to preserve your right
                                              to a return of your contribu-
                                              tions during the free look
                                              period. At the time of
                                              application, you will instruct
                                              your financial professional as
                                              to how your initial contribution
                                              and any subsequent contributions
                                              should be treated for the
                                              purpose of maintaining your free
                                              look right under the contract.
                                              Please consult your financial
                                              professional to learn more about
                                              the availability of "return of
                                              contribution" free look
                                              treatment.

                                              If you choose "return of
                                              contribution" free look
                                              treatment of your contract, we
                                              will allocate your entire
                                              contribution and any subsequent
                                              contributions made during the 40
                                              day period following the
                                              Contract Date, to the EQ/Money
                                              Market investment option. In the
                                              event you choose to exercise
                                              your free look right under the
                                              contract, you will receive a
                                              refund equal to your
                                              contributions.
-------------------------------------------------------------------------------

     APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN
                             FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
CALIFORNIA                                     If you choose the "return of
(CONTINUED)                                    contribution" free look
                                               treatment and your contract is
                                               still in effect on the 40th day
                                               (or next business day) following
                                               the Contract Date, we will
                                               automatically reallocate your
                                               account value to the investment
                                               options chosen on your
                                               application.

                                               Any transfers made prior to the
                                               expiration of the 30 day free
                                               look will terminate your right
                                               to "return of contribution"
                                               treatment in the event you
                                               choose to exercise your free
                                               look right under the contract.
                                               Any transfer made prior to the
                                               40th day following the Contract
                                               Date will cancel the automatic
                                               reallocation on the 40th day (or
                                               next business day) following the
                                               Contract Date described above.
                                               If you do not want AXA Equitable
                                               to perform this scheduled
                                               one-time reallocation, you must
                                               call one of our customer service
                                               representatives at 1 (800)
                                               789-7771 before the 40th day
                                               following the Contract Date to
                                               cancel.

             See "Dollar Cap Averaging         If you elect to invest in the
             Program" and "Your right to       Dollar Cap Averaging Program,
             cancel within a certain number    you will not be eligible for the
             of days" in "Contract features    "return of contribution" free
             and benefits"                     look treatment. By electing the
                                               Dollar Cap Averaging Program,
                                               you would only be eligible to
                                               receive a return of account
                                               value if you free look your
                                               contract.

             See "Charges and expenses" --     Item (iii) under this section is
             "Disability, terminal illness,    deleted in its entirety.
             or confinement to a nursing
             home" (For Series B contracts
             only)

             See "More information" --         You can transfer ownership of an
             "Transfers of ownership,          NQ contract at any time before
             collateral assignments, loans,    annuity payments begin. You may
             and borrowing"                    assign your contract, unless
                                               otherwise restricted for tax
                                               qualification purposes.
--------------------------------------------------------------------------------
CONNECTICUT  See "Charges and expenses -       Waiver (i) is deleted. As a
             Disability, terminal illness, or  result, the first sentence of
             confinement to a nursing home"    the last paragraph of this
             (For Series B contracts only)     section is deleted and replaced
                                               with the following:

                                               We reserve the right to impose a
                                               withdrawal charge, in accordance
                                               with your contract, if the
                                               conditions described in (ii) or
                                               (iii) above existed at the time
                                               a contribution was remitted or
                                               if the condition began within 12
                                               months following remittance.

             See "Charge for each additional   The charge for transfers does
             transfer in excess of 12          not apply.
             transfers per contract year" in
             "Fee table" and "Transfer
             charge" in "Charges and expenses"
--------------------------------------------------------------------------------
FLORIDA      See "How you can purchase and     In the third paragraph of this
             contribute to your contract" in   section, item (i) now reads:
             "Contract features and benefits"  "(i) contributions under a
                                               Structured Capital Strategies(R)
                                               contract would then total more
                                               than $1,500,000;" and item (ii)
                                               regarding the $2,500,000
                                               limitation on contributions is
                                               deleted. The remainder of this
                                               section is unchanged.

             See "Your right to cancel within  If you reside in the state of
             a certain number of days" in      Florida, you may cancel your
             "Contract features and benefits"  variable annuity contract and return it to us within 21 days
                                               from the date that you receive
                                               it. You will receive an
                                               unconditional refund equal to
                                               the greater of the cash
                                               surrender value provided in the
                                               annuity contract, plus any fees
                                               or charges deducted from the
                                               contributions or imposed under
                                               the contract, or a refund of all
                                               contributions paid.
--------------------------------------------------------------------------------

APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

----------------------------------------------------------------------------------
 STATE         FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------
FLORIDA        See "Selecting an annuity payout  The following sentence replaces
(CONTINUED)    option" under "Your annuity       the first sentence of the second
               payout options" in "Accessing     paragraph in this section:
               your money"

                                                 You can choose the date annuity
                                                 payments are to begin, but it
                                                 may not be earlier than twelve
                                                 months from the contract date.
               See "Withdrawal charge" in        If you are age 65 or older at
               "Charges and expenses"            the time your contract is
                                                 issued, the applicable
                                                 withdrawal charge will not
                                                 exceed 10% of the amount
                                                 withdrawn. In addition, no
                                                 charge will apply after the end
                                                 of the 10th contract year or 10
                                                 years after a contribution is
                                                 made, whichever is later.
----------------------------------------------------------------------------------
IDAHO          See "Your right to cancel within  If you reside in the state of
               a certain number of days" in      Idaho, you may return your
               "Contract features and benefits"  contract within 20 days from the date that you receive it and
                                                 receive a refund of your initial
                                                 contribution.
----------------------------------------------------------------------------------
ILLINOIS       Series B, Series C and Series     Not Available
               ADV contracts
----------------------------------------------------------------------------------
MARYLAND       See "Your annuity payout          The table of guaranteed annuity
               options" in "Accessing your       payments cannot be changed after
               money"                            contract issue.

               Series C contracts                Not Available
----------------------------------------------------------------------------------
MASSACHUSETTS  See "Disability, terminal         This section is deleted in its
               illness or confinement to         entirety.
               nursing home" under "Withdrawal
               charge" in "Charges and
               expenses" (For Series B
               contracts only)
----------------------------------------------------------------------------------
MINNESOTA      Structured Capital Strategies(R)  On or about June 24, 2013,
                                                 Structured Capital Strategies(R)
                                                 will no longer be available for
                                                 sale in the state of Minnesota.

               Series C contracts (for sales of  Not available
               Structured Capital Strategies(R)
               prior to June 24, 2013)

               See "Your right to cancel within  If you reside in the state of
               a certain number of days" in      Minnesota at the time the
               "Contract features and benefits"  contract is issued, you may
               (for sales of Structured Capital  return your contract within 10
               Strategies(R) prior to June 24,   days from the date that you
               2013)                             receive a refund equal to the
                                                 sum of (a) the difference
                                                 between the contributions made
                                                 and the amounts allocated to any
                                                 investment option and (b) the
                                                 account value in any investment
                                                 option on the date your contract
                                                 is received by our processing
                                                 office or your financial
                                                 professional. Such amount will
                                                 be paid within 10 days after we
                                                 receive notice of cancellation
                                                 and the contract.
----------------------------------------------------------------------------------
NEW JERSEY     See "Disability, terminal         The waivers described in this
               illness or confinement to         section are deleted.
               nursing home" under "Withdrawal
               charge" in "Charges and
               expenses" (For Series B
               contracts only)
----------------------------------------------------------------------------------
NEW HAMPSHIRE  See "Disability, terminal         Waiver (iii) regarding the
               illness, or confinement to a      definition of a nursing home is
               nursing home" under "Withdrawal   deleted, and replaced with the
               charge" in "Charges and           following:
               expenses" (For Series B           You are confined to a nursing
               contracts only)                   home for more than 90 days (or
                                                 such other period, as required
                                                 in your state) as verified by a
                                                 licensed physician. A nursing
                                                 home for this purpose means one
                                                 that is (a) a provider of
                                                 skilled nursing care service, or
                                                 qualified to receive approval of
                                                 Medicare benefits, or (b)
                                                 operated pursuant to law as a
                                                 skilled nursing home by the
                                                 state or territory in which it
                                                 is located (it must be within
                                                 the United States, Puerto Rico,
                                                 U.S. Virgin Islands, or Guam)
                                                 and meets all of the following:

                                                 .   its main function is to
                                                     provide skilled,
                                                     intermediate, or custodial
                                                     nursing care;
----------------------------------------------------------------------------------

APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

----------------------------------------------------------------------------------
 STATE         FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------
NEW HAMPSHIRE                                    .   it provides continuous room
(CONTINUED)                                          and board;

                                                 .   it is supervised by a
                                                     registered nurse or licensed
                                                     practical nurse;

                                                 .   it keeps daily medical
                                                     records of each patient;

                                                 .   it controls and records all
                                                     medications dispenses; and

                                                 .   its primary service is other
                                                     than to provide housing for
                                                     residents.
----------------------------------------------------------------------------------
NEW YORK       See "Your right to cancel within  The second paragraph under "Your
               a certain number of days" in      right to cancel within a certain
               "Contract features and benefits"  number of days" is deleted in
               and also see "Calculation         its entirety and replaced with
               Formula" in "Appendix III:        the following:
               Segment Interim Value"
                                                 Your refund will equal your
                                                 account value under the contract
                                                 on the day we receive written
                                                 notification of your decision to
                                                 cancel the contract and will
                                                 reflect any investment gain or
                                                 loss in the variable investment
                                                 options (less the daily charges
                                                 we deduct) through the date we
                                                 receive your contract. This
                                                 includes a modified calculation
                                                 of the Segment Interim Value for
                                                 amounts allocated to existing
                                                 Segments. For any IRA contract
                                                 returned to us within seven days
                                                 after you receive it, we are
                                                 required to refund the full
                                                 amount of your contribution.

                                                 Only for the purpose of
                                                 calculating your refunded amount
                                                 if you exercise your right to
                                                 cancel within a certain number
                                                 of days, your Segment Interim
                                                 Value is equal to the sum of the
                                                 following components:
                                                    (1)Fair Value of Fixed
                                                       Instruments; plus
                                                    (2)Fair Value of Derivatives;
                                                       plus
                                                    (3)Cap Calculation Factor
                                                       (computed based on the
                                                       assumption that we have
                                                       not incurred any expense).
               See "The amount applied to        If a life contingent annuity
               purchase an annuity payout        payout option is elected, the
               option" in "Accessing your money" amount applied to the annuity benefit will be 100% of the
                                                 account value and any applicable
                                                 withdrawal charge will be waived.

                                                 If a non-life contingent annuity
                                                 payout option is elected, the
                                                 amount applied to the annuity
                                                 benefit is the greater of the
                                                 cash value or 95% of what the
                                                 account value would be if no
                                                 withdrawal charge applied.

               See "Disability, terminal         Item (i) is deleted and replaced
               illness, or confinement to a      with the following: An owner (or
               nursing home" in "Charges and     older joint owner, if
               expenses"                         applicable) has qualified to
                                                 receive Social Security
                                                 disability benefits as certified
                                                 by the Social Security
                                                 Administration or meets the
                                                 definition of a total disability
                                                 as specified in the contract. To
                                                 qualify, a recertification
                                                 statement from a physician will
                                                 be required every 12 months from
                                                 the date disability is
                                                 determined.

               See "Transfers of ownership,      You may assign all or a portion
               collateral assignments, loans     of your contract at any time,
               and borrowing" in "More           unless otherwise restricted for
               information"                      tax qualification purposes.
----------------------------------------------------------------------------------
NORTH DAKOTA   See "Your right to cancel within  To exercise your cancellation
               a certain number of days" in      right, you must return the
               "Contract features and benefits"  certificate directly to our processing office within 20 days
                                                 after you receive it.
----------------------------------------------------------------------------------
OREGON         Series C contracts                Not Available
               iShares(R) Dow Jones U.S. Real    Not Available
               Estate Index Fund & MSCI
               Emerging Markets Price Return
               Index
               Dollar Cap Averaging Program      Not Available
----------------------------------------------------------------------------------

APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

---------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------
OREGON        Pre-Packaged Segment Selection    Not Available
(CONTINUED)

              See "Securities Indices" under    The NASDAQ-100 Price Return
              "Structured Investment Option"    Index is not available in Oregon.
              in "Contract features and
              benefits"

              See "How you can purchase and     Additional contributions are not
              contribute to your contract" in   permitted after the fifth
              "Contract features and benefits"  contract year.

              See "Lifetime required minimum    THE FOLLOWING REPLACES THE THIRD
              distribution withdrawals" under   PARAGRAPH:
              "Withdrawing your account value"  We generally will not impose a
              in "Accessing your money"         withdrawal charge on minimum
                                                distribution withdrawals even if
                                                you are not enrolled in our
                                                automatic RMD service, except
                                                if, when added to a non-RMD lump
                                                sum withdrawal previously taken
                                                in the same contract year, the
                                                minimum distribution withdrawals
                                                exceed the free withdrawal
                                                amount. In order to avoid a
                                                withdrawal charge in connection
                                                with minimum distribution
                                                withdrawals outside of our
                                                automatic RMD service, you must
                                                notify us using our withdrawal
                                                request form. Such minimum
                                                distribution withdrawals must be
                                                based solely on your contract's
                                                account value.
                                                FOR SERIES B CONTRACTS:

              See "Selecting an annuity payout  You can choose the date annuity
              option" under "Your annuity       payments begin, but it may not
              payout options" in "Accessing     be earlier than the date all
              your money"                       withdrawal charges under the
                                                contract expire.

              See "Disability, terminal         Item (i) under this section is
              illness, or confinement to        deleted in its entirety.
              nursing home" under "Withdrawal
              charge" in "Charges and expenses"

              See "Transfers of ownership,      The contract may be freely
              collateral assignments, loans     assigned unless otherwise
              and borrowing" in "More           restricted for tax qualification
              information"                      purposes.
---------------------------------------------------------------------------------
PENNSYLVANIA  Contributions                     Your contract refers to
                                                contributions as premiums.

              See "Disability, terminal         The Withdrawal Charge Waiver
              illness or confinement to         does not apply during the first
              nursing home" in "Charges and     12 months of the contract with
              expenses" (For Series B           respect to the Social Security
              contracts only)                   Disability Waiver, the Six Month
                                                Life Expectancy Waiver, or if
                                                the owner is confined to a
                                                nursing home during such period.

              Required disclosure for           Any person who knowingly and
              Pennsylvania customers            with intent to defraud any
                                                insurance company or other
                                                person files an application for
                                                insurance or statement of claim
                                                containing any materially false
                                                information or conceals for the
                                                purpose of misleading,
                                                information concerning any fact
                                                material thereto commits a
                                                fraudulent insurance act, which
                                                is a crime and subjects such
                                                person to criminal and civil
                                                penalties.
---------------------------------------------------------------------------------
PUERTO RICO   Beneficiary continuation option   Not Available
              (IRA)

              IRA and Roth IRA                  Available for direct rollovers
                                                from U.S. source 401(a) plans
                                                and direct transfers from the
                                                same type of U.S. source IRAs.

              See footnote 1 in "Fee table"     There is no premium tax charge
              and "Charges for state premium    imposed.
              and other applicable taxes" in
              "Charges and expenses"

              See "Purchase considerations for  We do not offer Structured
              a charitable remainder trusts"    Capital Strategies(R) contracts
              under "Owner and annuitant        to charitable remainder trusts
              requirements" in "Contract        in Puerto Rico.
              features and benefits"

              See "Taxation of nonqualified     There are special rules for
              annuities" in "Tax information"   nonqualified contracts issued in
                                                Puerto Rico.
---------------------------------------------------------------------------------

APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

---------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------
PUERTO RICO                                     Income from NQ contracts we
(CONTINUED)                                     issue is U.S. source. A Puerto
                                                Rico resident is subject to U.S.
                                                taxation on such U.S. source
                                                income. Only Puerto Rico source
                                                income of Puerto Rico residents
                                                is excludable from U.S.
                                                taxation. Income from NQ
                                                contracts is also subject to
                                                Puerto Rico tax. The calculation
                                                of the taxable portion of
                                                amounts distributed from a
                                                contract may differ in the two
                                                jurisdictions. Therefore, you
                                                might have to file both U.S. and
                                                Puerto Rico tax returns, showing
                                                different amounts of income from
                                                the contract for each tax
                                                return. Puerto Rico generally
                                                provides a credit against Puerto
                                                Rico tax for U.S. tax paid.
                                                Depending on your personal
                                                situation and the timing of the
                                                different tax liabilities, you
                                                may not be able to take full
                                                advantage of this credit.

                                                We anticipate requiring owners
                                                or beneficiaries of annuity
                                                contracts in Puerto Rico which
                                                are not individuals to document
                                                their status to avoid 30% FATCA
                                                withholding from U.S.-source
                                                income beginning in 2014.
---------------------------------------------------------------------------------
RHODE ISLAND  See "Your right to cancel within  If you reside in the state of
              a certain number of days" in      Rhode Island at the time the
              "Contract features and benefits"  contract is issued, you may return your contract within 20
                                                days from the date that you
                                                receive it and receive a refund
                                                of your contribution.
---------------------------------------------------------------------------------
TEXAS         See "How you can purchase and     In the third paragraph of this
              contribute to your contract" in   section, item (i) now reads:
              "Contract features and benefits"  "(i) contributions under a
                                                Structured Capital Strategies(R)
                                                contract would then total more
                                                than $1,500,000." The $2,500,000
                                                limitation on the sum of all
                                                contributions under all AXA
                                                Equitable annuity accumulation
                                                contracts with the same owner or
                                                annuitant does not apply.

              See "Disability, terminal         There is no 12 month waiting
              illness or confinement to         period following a contribution
              nursing home" in "Charges and     for the Six Month Life
              expenses" (For Series B           Expectancy Waiver. The
              contracts only)                   withdrawal charge can be waived
                                                even if the condition begins
                                                within 12 months of the
                                                remittance of the contribution.
---------------------------------------------------------------------------------
UTAH          See "Transfers of ownership,      Unless restricted for tax
              collateral assignments, loans or  purposes, your contract may be borrowing" in "More information"  assigned.
---------------------------------------------------------------------------------
WASHINGTON    See "10% free withdrawal amount"  The 10% free withdrawal amount
              under "Withdrawal charge" in      applies to full surrenders.
              "Charges and expenses"

              See "Disability, terminal         The owner (or older joint owner,
              illness, or confinement to        if applicable) has qualified to
              nursing home" in "Charges and     receive Social Security
              expenses" (For Series B           disability benefits as certified
              contracts only)                   by the Social Security
                                                Administration or a statement
                                                from an independent U.S.
                                                licensed physician stating that
                                                the owner (or older joint owner,
                                                if applicable) meets the
                                                definition of total disability
                                                for at least 6 continuous months
                                                prior to the notice of claim.
                                                Such disability must be
                                                re-certified every 12 months.
---------------------------------------------------------------------------------

APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

Appendix III: Segment Interim Value

--------------------------------------------------------------------------------


We calculate the Segment Interim Value for each Segment on each business day, which is also a Segment Business Day that falls between the Segment Start Date and Segment Maturity Date. The calculation is a formula designed to measure the fair value of your Segment Investment on the particular interim date, and is based on the downside protection provided by the Segment Buffer, the limit on participation in investment gain provided by the Performance Cap Rate, and an adjustment for the effect of a withdrawal prior to the Segment Maturity Date. The formula we use, in part, derives the fair value of hypothetical investments in fixed instruments and derivatives (put and call options). These values provide us with protection from the risk that we will have to pay out account value related to a Segment prior to the Segment Maturity Date. The hypothetical put option provides us with a market value of the potential loss at Segment Maturity, and the hypothetical call options provide us with a market value of the potential gain at Segment Maturity. This formula provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. We may hold such investments in relation to Segments but are not required to do so. You have no interest in the performance of any of our investments relating to Segments. The formula also includes an adjustment relating to the Cap Calculation Factor. This is a positive adjustment of the percentage of the estimated expenses corresponding to the portion of the Segment Duration that has not elapsed. Appendix III sets forth the actual calculation formula, an overview of the purposes and impacts of the calculation, and detailed descriptions of the specific inputs into the calculation. You should note that even if a corresponding Index has experienced positive growth, the calculation of your Segment Interim Value may result in an amount lower than your Segment Investment because of other market conditions, such as the volatility of index prices and interest rates. Finally, Appendix III includes examples of calculations of Segment Interim Values under various hypothetical situations.


CALCULATION FORMULA

Your Segment Interim Value is equal to the lesser of (A) or (B).

(A)equals the sum of the following three components:

   (1)Fair Value of Fixed Instruments; plus

   (2)Fair Value of Derivatives; plus

   (3)Cap Calculation Factor.

(B)equals the Segment Investment multiplied by (1 + the Performance Cap Rate limiting factor).

OVERVIEW OF THE PURPOSES AND IMPACTS OF THE CALCULATION

FAIR VALUE OF FIXED INSTRUMENTS. The Segment Interim Value formula includes an element designed to compensate us for the fact that when we have to pay out account value related to a Segment before the Segment Maturity Date, we forgo the opportunity to earn interest on the Segment Investment from the date of withdrawal or surrender until the Segment Maturity Date. We accomplish this estimate by calculating the present value of the Segment Investment using a risk-free swap interest rate widely used in derivative markets.

FAIR VALUE OF DERIVATIVES. We use put and call options that are designated for each Segment to estimate the market value, at the time the Segment Interim
Value is calculated, of the risk of loss and the possibility of gain at the end of the Segment. This calculation reflects the value of the downside protection that would be provided at maturity by the Segment Buffer as well as the upper limit that would be placed on gains at maturity due to the Performance Cap Rate.

At the time the Segment Interim Value is determined, the Fair Value of Derivatives is calculated using the three different hypothetical options. These options are designated for each Segment and are described in more detail later in this Appendix.

AT-THE-MONEY CALL OPTION (STRIKE PRICE EQUALS THE INDEX VALUE AT SEGMENT INCEPTION). The potential for gain is estimated using the value of this hypothetical option.

OUT-OF-THE-MONEY CALL OPTION (STRIKE PRICE EQUALS THE INDEX INCREASED BY THE PERFORMANCE CAP RATE ESTABLISHED AT SEGMENT INCEPTION). The potential for gain in excess of the Performance Cap Rate is estimated using the value of this hypothetical option.

..   The net amount of the At-the-Money Call Option less the value of the
    Out-of-the-Money Call Option is an estimate of the market value of the possibility of gain at the end of the Segment as limited by the Performance Cap Rate.

OUT-OF-THE-MONEY PUT OPTION (STRIKE PRICE EQUALS THE INDEX DECREASED BY THE SEGMENT BUFFER). The risk of loss is estimated using the value of this hypothetical option.

                                     III-1

                      APPENDIX III: SEGMENT INTERIM VALUE

..   IT IS IMPORTANT TO NOTE THAT THIS PUT OPTION VALUE WILL ALMOST ALWAYS
    REDUCE THE PRINCIPAL YOU RECEIVE, EVEN WHERE THE INDEX IS HIGHER AT THE TIME OF THE WITHDRAWAL THAN AT THE TIME OF THE ORIGINAL INVESTMENT. This is because the risk that the Index could have been lower at the end of a Segment is present to some extent whether or not the Index has increased at the earlier point in time that the Segment Interim Value is calculated.

CAP CALCULATION FACTOR. In setting the Performance Cap Rate, we take into account that we incur expenses in connection with a contract, including insurance and administrative expenses. The Segment Interim Value formula includes item (3) above, the Cap Calculation Factor, which is designed to reflect the fact that we will not incur those expenses for the entire duration of the Segment if you withdraw your investment prior to the Segment Maturity Date. Therefore, the Cap Calculation Factor is always positive and declines during the course of the Segment.

PERFORMANCE CAP RATE LIMITING FACTOR. The formula provides that the Segment Interim Value is never greater than (B) above, which is the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. This limitation is imposed to discourage owners from withdrawing from a Segment before the Segment Maturity Date where there may have been significant increases in the relevant Index early in the Segment Duration. Although the Performance Cap Rate limiting factor pro-rates the upside potential on amounts withdrawn early, there is no similar adjustment to pro-rate the downside protection. THIS MEANS, IF YOU SURRENDER OR CANCEL YOUR CONTRACT, DIE OR MAKE A WITHDRAWAL FROM A SEGMENT BEFORE THE SEGMENT MATURITY DATE, THE SEGMENT BUFFER WILL NOT NECESSARILY APPLY TO THE EXTENT IT WOULD ON THE SEGMENT MATURITY DATE, AND ANY UPSIDE PERFORMANCE WILL BE LIMITED TO A PERCENTAGE LOWER THAN THE PERFORMANCE CAP RATE.

DETAILED DESCRIPTIONS OF SPECIFIC INPUTS TO THE CALCULATION

(A)(1) FAIR VALUE OF FIXED INSTRUMENTS. The Fair Value of Fixed Instrument in a Segment is based on the swap rate associated with the Segment's remaining time to maturity. Swap rates are the risk-free interest rates widely used in derivative markets. There is no standard quote for swap rates. However, because of their high liquidity and popularity, swap rate quotes from different dealers generally fall within a close range, the differences among which are not meaningful. Swap rates can be obtained from inter-dealer systems or financial data vendors who have feeds from swap dealers. For example, "Bloomberg Composite" swap rates are the weighted average of swap rates provided by a number of dealers to Bloomberg. Individual dealers and brokers also publish swap rates of their own on Bloomberg or Reuters. We may, in the future, utilize exchange traded swaps that become available. These exchange traded swaps would have a standard quote associated with them. The Fair Value of Fixed Instruments is defined as its present value, as expressed in the following formula:

(Segment Investment)/(1 + swap rate)/(time to maturity)/

The time to maturity is expressed as a fraction, in which the numerator is the number of days remaining in the Segment Duration and the denominator is the average number of days in each year of the Segment Duration for that Segment.

(A)(2) FAIR VALUE OF DERIVATIVES. We utilize a fair market value methodology to determine the Fair Value of Derivatives.

For each Segment, we designate and value three hypothetical options, each of which is tied to the performance of the Index underlying the Segment in which you are invested: (1) the At-the-Money Call Option, (2) the Out-of-the-Money Call Option and (3) the Out-of-the-Money Put Option. At Segment Maturity, the Put Option is designed to value the loss below the buffer, while the call options are designed to provide gains up to the Performance Cap Rate. These options are described in more detail below.

In a put option on an index, the seller will pay the buyer, at the maturity of the option, the difference between the strike price -- which was set at issue -- and the underlying index closing price, in the event that the closing price is below the strike price. In a call option on an index, the seller will pay the buyer, at the maturity of the option, the difference between the underlying index closing price and the strike price, in the event that the closing price is above the strike price. Generally, a put option has an inverse relationship with its underlying Index, while a call option has a direct relationship. In addition to the inputs discussed above, the Fair Value of Derivatives is also affected by the time remaining until the Segment Maturity Date. More information about the three designated options is set forth below:


(1)AT-THE-MONEY CALL OPTION: This is an option to buy a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date. At any time during the Segment Duration, the fair value of the At-the-Money Call Option represents the market value of the potential to receive an amount in excess of the Segment Investment on the Segment Maturity Date equal to the percentage growth in the Index between the Segment Start Date and the Segment Maturity Date, multiplied by the Segment Investment.

(2)OUT-OF-THE-MONEY CALL OPTION: This is an option to sell a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date increased by a percentage equal to the Performance Cap Rate. At any time during the Segment Duration, the fair value of the Out-of-the-Money Call Option represents the market value of the potential to receive an amount in excess of the Segment Investment equal to the percentage growth in the Index between the Segment Start Date and the Segment Maturity Date in excess of the Performance Cap Rate, multiplied by the Segment Investment. The value of this option is used to offset the value of the AT-THE-MONEY CALL OPTION, thus recognizing in the Interim Segment Value a ceiling on gains at Segment Maturity imposed by the Performance Cap Rate.

(3)OUT-OF-THE-MONEY PUT OPTION: This is an option to sell a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date decreased by a percentage equal to the Segment Buffer. At any


                                     III-2

                      APPENDIX III: SEGMENT INTERIM VALUE
   time during the Segment Duration, the fair value of the Out-of-the-Money Put Option represents the market value of the potential to receive an amount equal to the excess of the negative return of the Index between the Segment Start Date and the Segment Maturity Date beyond the Segment Buffer, multiplied by the Segment Investment. The value of this option reduces the Interim Segment Value, as it reflects losses that may be incurred in excess of the Segment Buffer at Segment Maturity.

The Fair Value of Derivatives is equal to (1) minus (2) minus (3), as defined above.

We determine the fair value of each of the three designated options using the Black Scholes model for valuing a European option on the Index, assuming a continuous dividend yield or net convenience value, with inputs that are consistent with current market prices. Each option has a notional value on the Segment Start Date equal to the Segment Investment on that date. The notional value is the price of the underlying Index at the inception of the contract. In the event that a number of options, or a fractional number of options was purchased, the notional value would be the number of options multiplied by the price of the Index at inception.

For Securities Indices, we use the following inputs to the Black Scholes model:

(1)Implied Volatility of the Index -- This input varies with (i) how much time remains until the Segment Maturity Date of the Segment, which is determined by using an expiration date for the designated option that corresponds to that time remaining and (ii) the relationship between the strike price of that option and the level of the Index at the time of the calculation.

   This relationship is referred to as the "moneyness" of the option described above, and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early distribution are generally not available, because options on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to correspond precisely to the Segment Maturity Date and moneyness of the designated option that we use for purposes of the calculation.

   Accordingly, we use the following method to estimate the implied volatility of the Index. We use daily quotes of implied volatility from our pricing agent bank using the same Black Scholes model described above and based on the market prices for certain options. Specifically, implied volatility quotes are obtained for options with the closest maturities above and below the actual time remaining in the Segment at the time of the calculation and, for each maturity, for those options having the closest moneyness value above and below the actual moneyness of the designated option, given the level of the Index at the time of the calculation. In calculating the Segment Interim Value, we will derive a volatility input for your Segment's time to maturity and strike price by linearly interpolating between the implied volatility quotes that are based on the actual adjacent maturities and moneyness values described above, as follows:

   (a)We first determine the implied volatility of an option that has the same moneyness as the designated option but with the closest available time to maturity shorter than your Segment's remaining time to maturity. This volatility is derived by linearly interpolating between the implied volatilities of options having the times to maturity that are above and below the moneyness value of the hypothetical option.

   (b)We then determine the implied volatility of an option that has the same moneyness as the designated option but with the closest available time to maturity longer than your Segment's remaining time to maturity. This volatility is derived by linearly interpolating between the implied volatilities of options having the times to maturity that are above and below the moneyness value of the designated option.

   (c)The volatility input for your Segment's time to maturity will then be determined by linearly interpolating between the volatilities derived in steps (a) and (b).

(2)Swap Rate -- We use key derivative swap rates provided by our pricing agent bank, which is a recognized financial reporting vendor. Swap rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early distribution. We use linear interpolation to derive the exact remaining duration rate needed as the input.

(3)Index Dividend Yield -- On a daily basis, we use the projected annual dividend yield across the entire Index provided by our pricing agent bank. This value is a widely used assumption and is readily available from recognized financial reporting vendors.

For Commodities Indices, we use the first two inputs listed above (Implied Volatility of the Index and Swap Rate), but for the third input, instead of using the Index Dividend Yield, we use the Net Convenience Value. This approach is based on standard option pricing methodology, which recognizes that commodities do not pay dividends. Instead, Net Convenience Value represents the market's valuation of the yield of two offsetting factors: (1) the fact that the option does not give the holder the benefit of the ability to use the commodity itself (much like a security option does not give the holder the right to receive dividends); and (2) the fact that the holder is not burdened with the obligation to store the commodity.

(3)Net Convenience Value -- On a daily basis, we calculate the net convenience value for the commodity underlying the Index. The net convenience value for a commodity equals the spot price minus the present value of the futures price (with the present value based on the Swap Rate). We use the spot prices and futures prices provided by our pricing agent bank, which is a recognized financial reporting vendor. The price differences among recognized financial reporting vendors are not meaningful to the calculation of the Segment Interim Value.

Generally, a put option has an inverse relationship with its underlying Index, while a call option has a direct relationship. In addition to the inputs discussed above, the Fair Value of Derivatives is also affected by the time to the Segment Maturity Date.

(A)(3) CAP CALCULATION FACTOR. In setting the Performance Cap Rate, we take into account that we incur expenses in connection with a contract, including insurance and administrative expenses. In particular, if there were no such expenses, the Performance Cap Rate might have been greater.

                                     III-3

                      APPENDIX III: SEGMENT INTERIM VALUE

In setting the Performance Rate Cap, we currently estimate annual expenses at approximately 1.80% of the Segment Investment for Series B contracts, approximately 2.20% of the Segment Investment for Series C contracts and approximately 1.25% of the Segment Investment for Series ADV contracts. This calculation includes not only expenses, but an element of profit as well. We may use a lower estimate, which would provide a higher Performance Cap Rate, all other factors being equal. We reserve the right to use a higher estimate in the future, but we would do so only after revising this Appendix to provide notice of the higher estimate. If you withdraw your investment prior to the Segment Maturity Date, we will not incur expenses for the entire duration of the Segment. Therefore, if you withdraw your investment prior to the Segment Maturity Date, we provide a positive adjustment as part of the calculation of Segment Interim Value, which we call the Cap Calculation Factor. The Cap Calculation Factor represents a return of estimated expenses for the portion of the Segment Duration that has not elapsed. For example, if the estimated expenses for a one year Segment are calculated by our pricing agent bank to be $10, then at the end of 146 days (with 219 days remaining in the Segment), the Cap Calculation Factor would be $6, because $10 x 219/365 (60%) = $6. The Cap Calculation Factor is not used at the time we calculate your Segment Maturity Value. Instead, for any Segment held to its Segment Maturity Date, the values are provided by the contractual guarantees based on Index performance as adjusted by the Performance Cap Rate and the Segment Buffer. A Segment is not a variable investment option with an underlying portfolio, and therefore the percentages we use in setting the performance caps do not reflect a daily charge against assets held on your behalf in a separate account.

(B) PRO RATA SHARE OF PERFORMANCE CAP RATE. In setting the Performance Cap Rate, we assume that you are going to hold the Segment for the entire Segment Duration. If you hold a Segment until its Segment Maturity Date, the Segment Return will be calculated subject to the Performance Cap Rate. Prior to the Segment Maturity Date, your Segment Interim Value will be limited by the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. For example, if the Performance Cap Rate for a one-year Segment is 10%, then at the end of 146 days, the Pro Rata Share of the Performance Cap Rate would be 4%, because 10% x 146/365 = 4%; as a result, the Interim Value at the end of the 146 days could not exceed 104% of the Segment Investment.

                                     III-4

                      APPENDIX III: SEGMENT INTERIM VALUE

EXAMPLES

On the following pages are hypothetical examples of how the Segment Interim Value would be calculated for three different Segments. On the first page, Segments 1, 2 and 3 all have the same Index and Segment Start Date, but have different Segment Durations. The Segments are each shown on the same date, approximately 8 1/2 months after the Segment Start Date. On the second page, Segments 2 and 3 are valued again, but this time on later dates, with approximately 3 1/2 months remaining until their respective Segment Maturity Dates. On the third page, Segments 1, 2 and 3 all have the same Index and Segment Start Date, but have different Segment Durations. The Segments are each shown making a partial withdrawal on the same date, approximately 8 1/2 months after the Segment Start Date.

EXAMPLE OF SEGMENT INTERIM VALUE

----------------------------------------------------------------------------------
 ITEM                              1-YEAR SEGMENT  3-YEAR SEGMENT  5-YEAR SEGMENT
----------------------------------------------------------------------------------
Segment Duration (in months)             12              36              60
Valuation Date (Months since
Segment Start Date)                     8.5             8.5             8.5
Segment Investment                     $1,000          $1,000          $1,000
Segment Buffer                          -10%            -20%            -30%
Performance Cap Rate                    11%             19%             35%
Time to Maturity
  (in months)                           3.5             27.5            51.5
  (in years)                           0.288           2.290           4.290
----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO 60.00)

----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed
  Instrument                           999.24          971.31          905.58
Fair Value of Hypothetical
  Derivatives                         (303.20)        (224.50)        (150.09)
Cap Calculation Factor                  5.19           41.22           77.23
Sum of Above                           701.23          788.03          832.72
Segment Investment Multiplied by
  prorated Performance Cap Rate       1,078.27        1,044.98        1,049.67
Segment Interim Value                  701.23          788.03          832.72
----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO 90.00)

----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed
  Instrument                           999.24          971.31          905.58
Fair Value of Hypothetical
  Derivatives                         (37.47)         (38.30)          (3.60)
Cap Calculation Factor                  5.19           41.22           77.23
Sum of Above                           966.97          974.22          979.21
Segment Investment Multiplied by
  prorated Performance Cap Rate       1,078.27        1,044.98        1,049.67
Segment Interim Value                  966.97          974.22          979.21
----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS 0% (FOR EXAMPLE FROM 100.00 TO 100.00)

----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed
  Instrument                           999.24          971.31          905.58
Fair Value of Hypothetical
  Derivatives                          18.79            5.30           34.30
Cap Calculation Factor                  5.19           41.22           77.23
Sum of Above                          1,023.22        1,017.83        1,017.11
Segment Investment Multiplied by
  prorated Performance Cap Rate       1,078.27        1,044.98        1,049.67
Segment Interim Value                 1,023.22        1,017.83        1,017.11
----------------------------------------------------------------------------------

                                     III-5

                      APPENDIX III: SEGMENT INTERIM VALUE

ASSUMING THE CHANGE IN THE INDEX VALUE IS +10% (FOR EXAMPLE FROM 100.00 TO
110.00)

------------------------------------------------------------------------------
 ITEM                             1-YEAR SEGMENT 3-YEAR SEGMENT 5-YEAR SEGMENT
------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed
  Instrument                          999.24         971.31         905.58
Fair Value of Hypothetical
  Derivatives                         61.19          41.44          67.83
Cap Calculation Factor                 5.19          41.22          77.23
Sum of Above                         1,065.63       1,053.96       1,050.63
Segment Investment Multiplied by
  prorated Performance Cap Rate      1,078.27       1,044.98       1,049.67
Segment Interim Value                1,065.63       1,044.98       1,049.67

ASSUMING THE CHANGE IN THE INDEX VALUE IS +40% (FOR EXAMPLE FROM 100.00 TO
140.00)

------------------------------------------------------------------------------
 ITEM                             1-YEAR SEGMENT 3-YEAR SEGMENT 5-YEAR SEGMENT
------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed
  Instrument                          999.24         971.31         905.58
Fair Value of Hypothetical
  Derivatives                         107.43         114.66         146.75
Cap Calculation Factor                 5.19          41.22          77.23
Sum of Above                         1,111.87       1,127.19       1,129.56
Segment Investment Multiplied by
  prorated Performance Cap Rate      1,078.27       1,044.98       1,049.67
Segment Interim Value                1,078.27       1,044.98       1,049.67

The input values to the Black Scholes model that have been utilized to generate the hypothetical examples above are as follows:

(1)Implied volatility of 23.4%, 23.6% and 26.1% is assumed for 1-year, 3-year and 5-year segments, respectively.
(2)Swap rate corresponding to remainder of segment term is 0.26% (1-year), 1.27% (3-year) and 2.31% (5-year) annually.
(3)Index dividend yield - 1.95% annually.
(4)Bid-Ask Spread is 10bps (1-year), 15bps (3-year) and 30bps (5-year).

EXAMPLE OF SEGMENT INTERIM VALUE

----------------------------------------------------------------------------------
 ITEM                                           3-YEAR SEGMENT    5-YEAR SEGMENT
----------------------------------------------------------------------------------
Segment Duration (in months)                          36                60
Valuation Date (Months since Segment Start
  Date)                                              32.5              56.5
Segment Investment                                  $1,000            $1,000
Segment Buffer                                       -20%              -30%
Performance Cap Rate                                 19%               35%
Time to Maturity
  (in months)                                        3.5               3.5
  (in years)                                        0.288             0.288
----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO 60.00)

----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument         999.25            999.25
Fair Value of Hypothetical Derivatives             (203.82)          (110.12)
Cap Calculation Factor                               5.18              5.18
Sum of Above                                        800.61            894.31
Segment Investment Multiplied by prorated
  Performance Cap Rate                             1,171.76          1,329.86
Segment Interim Value                               800.61            894.31
----------------------------------------------------------------------------------

                                     III-6

                      APPENDIX III: SEGMENT INTERIM VALUE

ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO
90.00)

-----------------------------------------------------------------------------------
 ITEM                                           3-YEAR SEGMENT    5-YEAR SEGMENT
-----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument         999.25            999.25
Fair Value of Hypothetical Derivatives               0.46             12.96
Cap Calculation Factor                               5.18              5.18
Sum of Above                                       1,004.89          1,017.38
Segment Investment Multiplied by prorated
  Performance Cap Rate                             1,171.76          1,329.86
Segment Interim Value                              1,004.89          1,017.38
-----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS +10% (FOR EXAMPLE FROM 100.00 TO 110.00)

-----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument         999.25            999.25
Fair Value of Hypothetical Derivatives              89.97             110.95
Cap Calculation Factor                               5.18              5.18
Sum of Above                                       1,094.40          1,115.37
Segment Investment Multiplied by prorated
  Performance Cap Rate                             1,171.76          1,329.86
Segment Interim Value                              1,094.40          1,115.37
-----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS +40% (FOR EXAMPLE FROM 100.00 TO 140.00)

-----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument         999.25            999.25
Fair Value of Hypothetical Derivatives              181.03            291.85
Cap Calculation Factor                               5.18              5.18
Sum of Above                                       1,185.46          1,296.27
Segment Investment Multiplied by prorated
  Performance Cap Rate                             1,171.76          1,329.86
Segment Interim Value                              1,171.76          1,296.27
-----------------------------------------------------------------------------------

EXAMPLE OF PARTIAL WITHDRAWAL

-----------------------------------------------------------------------------------
 ITEM                            1-YEAR SEGMENT   3-YEAR SEGMENT   5-YEAR SEGMENT
-----------------------------------------------------------------------------------
Segment Duration (in months)          12               36               60
Valuation Date (Months since
  Segment Start Date)                 8.5              8.5              8.5
Segment Investment                  $1,000           $1,000           $1,000
Segment Buffer                       -10%             -20%             -30%
Performance Cap Rate                  11%              19%              35%
Time to Maturity
  (in month)                          3.5             27.5             51.5
  (in year)                          0.288            2.290            4.290
AMOUNT WITHDRAWN                     $100             $100             $100
-----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO 60.00)

-----------------------------------------------------------------------------------
Segment Interim Value               701.23           788.03           832.72
Percent Withdrawn                   14.26%           12.69%           12.01%
New Segment Investment              $857.39          $873.10          $879.91
New Segment Interim Value           $601.23          $688.03          $732.72
-----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO 90.00)

-----------------------------------------------------------------------------------
Segment Interim Value               966.97           974.22           979.21
Percent Withdrawn                   10.34%           10.26%           10.21%
New Segment Investment              $896.58          $897.35          $897.88
New Segment Interim Value           $866.97          $874.22          $879.21
-----------------------------------------------------------------------------------

                                     III-7

                      APPENDIX III: SEGMENT INTERIM VALUE

ASSUMING THE CHANGE IN THE INDEX VALUE IS +10% (FOR EXAMPLE FROM 100.00 TO
110.00)

------------------------------------------------------------------------------------
 ITEM                          1-YEAR SEGMENT    3-YEAR SEGMENT    5-YEAR SEGMENT
------------------------------------------------------------------------------------
Segment Interim Value             1,065.63          1,044.98          1,049.67
Percent Withdrawn                  9.38%             9.57%             9.53%
New Segment Investment            $906.16           $904.30           $904.73
New Segment Interim Value         $965.63           $944.98           $949.67
------------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS +40% (FOR EXAMPLE FROM 100.00 TO 140.00)

------------------------------------------------------------------------------------
Segment Interim Value             1,078.27          1,044.98          1,049.67
Percent Withdrawn                  9.27%             9.57%             9.53%
New Segment Investment            $907.26           $904.30           $904.73
New Segment Interim Value         $978.27           $944.98           $949.67
------------------------------------------------------------------------------------

Definitions:

(1)Amount withdrawal is net of applicable withdrawal charge
Percent Withdrawn is equal to Amount Withdrawn divided by Segment Interim Value New Segment Investment is equal to the original Segment Investment ($1,000) multiplied by [1 - Percent Withdrawn]
New Segment Interim Value is equal to the calculated Segment Interim Value based on the new Segment Investment. It will also be equal to the Segment Interim Value multiplied by [1 - Percent Withdrawn]

                                     III-8

                      APPENDIX III: SEGMENT INTERIM VALUE

Appendix IV: Index Publishers

--------------------------------------------------------------------------------

The Structured Investment Option of the Structured Capital Strategies(R) contract tracks certain Securities Indices and Index Funds that are published by third parties. AXA Equitable uses these Securities Indices and Index Funds under license from the Indices' and Index Funds respective publishers. The following information about the Indices and Index Funds is included in this Prospectus in accordance with AXA Equitable's license agreements with the publishers of the Indices and Index Funds:

S&P Dow Jones Indices LLC requires that the following disclaimer be included in the Prospectus:

The S&P 500 Price Return Index and the Dow Jones US Real Estate Index (the "Indexes") are products of S&P Dow Jones Indices LLC ("SPDJI"), and have been licensed for use by AXA Equitable. Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones(R) is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by AXA Equitable. The Structured Capital Strategies(R) contract is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Structured Capital Strategies(R) contract or any member of the public regarding the advisability of investing in securities generally or in the Structured Capital Strategies(R) contract particularly or the ability of the Indexes to track general market performance. S&P Dow Jones Indices' only relationship to AXA Equitable with respect to the Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to AXA Equitable or the Structured Capital Strategies contract. S&P Dow Jones Indices have no obligation to take the needs of AXA Equitable or the owners of the Structured Capital Strategies contract into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Structured Capital Strategies contract or the timing of the issuance or sale of such contract or in the determination or calculation of the equation by which such contract is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of AXA Equitable's products. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY AXA EQUITABLE, OWNERS OF THE STRUCTURED CAPITAL STRATEGIES CONTRACT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND AXA EQUITABLE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The name "S&P 500 Price Return Index" is a trademark of Standard & Poor's and has been licensed for use by AXA Equitable.

Frank Russell Company requires that the following disclosure be included in this Prospectus:

The Structured Capital Strategies(R) contract is not sponsored, endorsed, sold or promoted by Frank Russell Company ("Russell"). Russell makes no representation or warranty, express or implied, to the owners of the Structured Capital Strategies(R) contract or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly or the ability of the Russell 2000(R) Price Return Index to track general stock market performance or a segment of the same. Russell's publication of the Russell 2000(R) Price Return Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000(R) Price Return Index is based. Russell's only relationship to AXA Equitable is the licensing of certain trademarks and trade names of Russell and of the Russell 2000(R) Price Return Index which is determined, composed and calculated by Russell without regard to AXA Equitable or the Structured Capital Strategies(R) contract. Russell is not responsible for and has not reviewed the Structured Capital Strategies(R) contract nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the the Structured Capital Strategies(R) contract. Russell has no obligation or liability in connection with the administration, marketing or trading of the Structured Capital Strategies(R) contract.

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000(R) PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY AXA EQUITABLE, INVESTORS, OWNERS OF THE PRODUCT(S), OR

                         APPENDIX IV: INDEX PUBLISHERS

ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 2000(R) PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000(R) PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI Inc. requires that the following disclosure be included in this Prospectus:

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY [LICENSEE]. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The Structured Capital Strategies(R) contract is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Structured Capital Strategies(R) contract. The Corporations make no representation or warranty, express or implied to the owners of the Structured Capital Strategies(R) contract or any member of the public regarding the advisability of investing in securities generally or in the Structured Capital Strategies(R) contract particularly, or the ability of the NASDAQ-100 Price Return Index to track general stock market performance. The Corporations' only relationship to AXA Equitable ("Licensee") is in the licensing of the NASDAQ(R), OMX(R), NASDAQ OMX(R) and NASDAQ-100 Price Return Index(R) registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Price Return Index which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Structured Capital Strategies(R) contract. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Structured Capital Strategies(R) contract into consideration in determining, composing or calculating the NASDAQ-100 Price Return Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Structured Capital Strategies(R) contract to be issued or in the determination or calculation of the equation by which the Structured Capital Strategies(R) contract is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Structured Capital Strategies(R) contract.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE STRUCTURED CAPITAL STRATEGIES(R) CONTRACT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                         APPENDIX IV: INDEX PUBLISHERS

Appendix V: Segment Maturity Date and Segment Start Date examples

--------------------------------------------------------------------------------

The Segment Maturity Date for Segments maturing in a given month and the Segment Start Date for new Segments starting in that same month will always be scheduled to occur on the first two consecutive business days that are also Segment Business Days occurring after the 13th of a month. However, as described earlier in this Prospectus, the Segment Maturity Date and Segment Start Date may sometimes occur on later dates.

Set forth below are representative examples of how the Segment Maturity Date and Segment Start Date may be moved to a later date in a given month due to weekends and holidays, which are not Segment Business Days.

The first table below assumes that the 14th and/or 15th of the month falls on a weekend, and the following Monday and Tuesday are both Segment Business Days:

-----------------------------------------------------------------------
                                 THEN THE SEGMENT      AND THE SEGMENT
IF THE 14TH IS A:               MATURITY DATE IS:      START DATE IS:
-----------------------------------------------------------------------
Friday                           Friday the 14th       Monday the 17th
-----------------------------------------------------------------------
Saturday                         Monday the 16th       Tuesday the 17th
-----------------------------------------------------------------------
Sunday                           Monday the 15th       Tuesday the 16th
-----------------------------------------------------------------------

The second table below assumes that the 14th or 15th of the month falls on a scheduled holiday and therefore, is not a Segment Business Day:

-------------------------------------------------------------------------
IF A SCHEDULED HOLIDAY           THEN THE SEGMENT       AND THE SEGMENT
FALLS ON:                       MATURITY DATE IS:       START DATE IS:
-------------------------------------------------------------------------
Monday the 14th                  Tuesday the 15th      Wednesday the 16th
-------------------------------------------------------------------------
Friday the 15th                  Monday the 18th        Tuesday the 19th
-------------------------------------------------------------------------

       APPENDIX V: SEGMENT MATURITY DATE AND SEGMENT START DATE EXAMPLES

Appendix VI: Purchase considerations for defined benefit and defined contribution plans

--------------------------------------------------------------------------------

Defined benefit and defined contribution plans may invest pooled defined benefit plan assets in Structured Capital Strategies(R) under these circumstances.

POOLED DEFINED BENEFIT AND DEFINED CONTRIBUTION PLAN ASSETS

The plans may invest assets attributable to the benefits of multiple plan participants in one Structured Capital Strategies(R) contract. There is no requirement to apply for multiple Structured Capital Strategies(R) contracts. Pooled defined benefit plan assets may be invested in Structured Capital Strategies(R) contracts because the contract has no optional benefits that need to be divided among participants. (We also permit defined contribution plans without participant-directed accounts to pool assets attributable to multiple plan participants in one contract.)

Trustees who are considering the purchase of a Structured Capital Strategies(R) contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant issues in the purchase of a Structured Capital Strategies(R) contract for a qualified plan. The contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the contract. Trustees should also consider that the plan trust must be designated as the beneficiary and that payment of death benefits from the contract must be in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate on a tax-deferred basis even if the plan is not funded by the Structured Capital Strategies(R) contract or another annuity contract. Therefore, trusts should purchase a Structured Capital Strategies(R) contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

NON-QUALIFIED CONTRACT

Defined benefit plans (and defined contribution plans) must use Non-Qualified contracts to invest in Structured Capital Strategies(R). There is no qualified plan contract endorsement available with Structured Capital Strategies(R). The Plan and Trust, if properly qualified, contain the requisite provisions of the Internal Revenue Code to maintain their tax exempt status. A non-qualified contract cannot be converted to an IRA.

SPLIT FUNDING REQUIREMENT

The maximum percentage of the value of the plan's total assets that should be invested in a Structured Capital Strategies(R) contract at any time is 80%. At least 20% of the plan's assets should be invested in one or more other funding vehicles to provide liquidity for the plan because Segments in the Structured Investment Option may not be mature at the time plan benefits become payable. The plan's fiduciaries are responsible for ensuring that the plan has enough liquidity to pay benefits when required and should discuss anticipated liquidity needs with the plan's actuary. Amounts must be withdrawn from the contract or the contract must be liquidated to pay benefits; benefits payable under the plan cannot be satisfied through a transfer of ownership of the NQ contract to any person or entity. Any withdrawal from the Structured Capital Strategies(R) NQ contract to pay benefits, or to address plan overfunding, excess or mistaken contributions, any required minimum distribution requirement, or for any other plan or benefit purpose will be treated as a normal withdrawal for purposes of withdrawal charges and all other contractual provisions. The Structured Capital Strategies(R) contract is merely a funding vehicle and is not "benefit sensitive" like some contracts or other funding vehicles that may be offered to qualified plan sponsors.

CONTRIBUTIONS

The Structured Capital Strategies(R) contract will only accept transfer contributions from the other funding vehicles of the plan trust. No contributions will be accepted directly from the employer sponsoring the plan. Checks written on accounts held in the name of the employer sponsoring the plan will not be accepted.

PAYMENTS

All payments under the contract will be made to the plan trust owner. Also, there may be adverse tax consequences if the plan transfers ownership of the contract to an employee after the employee separates from service.

FUNDING VEHICLE ONLY

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan administrative recordkeeping or actuarial valuation services with respect to plan assets invested in Structured Capital Strategies(R) contracts. The plan's administrator will be solely responsible for performing or providing for all such services.

                                     VI-1

     APPENDIX VI: PURCHASE CONSIDERATIONS FOR DEFINED BENEFIT AND DEFINED
                              CONTRIBUTION PLANS

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Unit Values                                                   2

Custodian and independent registered public accounting firm   2

Distribution of the contracts                                 2

Financial statements                                          2

HOW TO OBTAIN A STRUCTURED CAPITAL STRATEGIES(R) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me a Structured Capital Strategies(R) Statement of
Additional Information dated May 1, 2014.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip



                                                                        #612083

Structured Capital Strategies(R)

A combination variable and index-linked deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2014


AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104

--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Structured Capital Strategies(R) Prospectus, dated May 1, 2014. That Prospectus provides detailed information concerning the contract and the variable investment options and/or in one or more of the Segments comprising the Structured Investment Option. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.


A copy of the Prospectus is available free of charge by writing the processing office (Retirement Service Solutions -- Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-889-3743 toll free, or by contacting your financial professional.

        TABLE OF CONTENTS

        Who is AXA Equitable?                                        2

        Unit Values                                                  2

        Custodian and Independent Registered Public Accounting Firm  2

        Distribution of the Contracts                                2

        Financial statements                                         2




             Copyright 2014 AXA Equitable Life Insurance Company.

 All rights reserved. Structured Capital Strategies(R) is a registered mark of
                     AXA Equitable Life Insurance Company.


                                         SCS
                                     #612083

WHO IS AXA EQUITABLE?

We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Structured Capital Strategies(R).

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                                  a
                              (   ----)     --  c
                                  b

where:

(a)is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b)is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)is the contract fee, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 0.003446% for Series B contracts and 0.001787% for Series ADV contracts. Your contract charges may be less.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 49.


The financial statements of the Separate Account at December 31, 2013 and for each of the two years in the period ended December 31, 2013, and the consolidated financial statements of AXA Equitable at December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS


Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account
No. 49, AXA Equitable paid AXA Distributors, LLC, distribution fees of $548,888,192 in 2013, $575,594,540 in 2012 and $562,732,447 in 2011, as the
distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49. Of these amounts, for each of these three years, AXA Distributors, LLC retained $16,033,494, $16,167,554 and $15,092,209, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2013, 2012 and 2011. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49, $577,490,356 in 2013, $630,130,187 in 2012 and
$529,410,459 in 2011. Of these amounts, AXA Advisors retained $319,941,479, $371,036,017 and $268,084,019, respectively.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

The financial statements of Separate Account No. 49 list variable investment options not currently offered under this contract.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............  F-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2013............  F-3
   Statements of Operations for the Year Ended December 31, 2013...... F-22
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2013 and 2012....................................... F-31
   Notes to Financial Statements...................................... F-46

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm................. F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2013 and 2012.............. F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2013, 2012 and 2011................................................ F-3
   Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2013, 2012 and 2011................................... F-4
   Consolidated Statements of Equity, Years Ended December 31, 2013,
     2012 and 2011...................................................... F-5
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2013, 2012 and 2011................................................ F-6
   Notes to Consolidated Financial Statements........................... F-8


                                  F-1  #611967

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 49 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account No. 49 of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements, at December 31, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2013 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2014

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

                                                        AXA AGGRESSIVE AXA BALANCED AXA CONSERVATIVE AXA CONSERVATIVE
                                                         ALLOCATION*    STRATEGY*     ALLOCATION*    GROWTH STRATEGY*
                                                        -------------- ------------ ---------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $2,977,630,281 $523,029,416  $1,573,793,270    $225,423,252
Receivable for shares of the Portfolios sold...........      1,469,150       45,832       1,955,744          12,426
                                                        -------------- ------------  --------------    ------------
   Total assets........................................  2,979,099,431  523,075,248   1,575,749,014     225,435,678
                                                        -------------- ------------  --------------    ------------

LIABILITIES:
Payable for policy-related transactions................      1,469,150       45,832       1,955,744          12,426
                                                        -------------- ------------  --------------    ------------
   Total liabilities...................................      1,469,150       45,832       1,955,744          12,426
                                                        -------------- ------------  --------------    ------------
NET ASSETS............................................. $2,977,630,281 $523,029,416  $1,573,793,270    $225,423,252
                                                        ============== ============  ==============    ============

NET ASSETS:
Accumulation Unit Value................................  2,977,597,916  523,022,548   1,573,696,927     225,419,946
Retained by AXA Equitable in Separate Account No. 49...         32,365        6,868          96,343           3,306
                                                        -------------- ------------  --------------    ------------
TOTAL NET ASSETS....................................... $2,977,630,281 $523,029,416  $1,573,793,270    $225,423,252
                                                        ============== ============  ==============    ============

Investments in shares of the Portfolios, at cost....... $2,457,598,686 $452,255,005  $1,574,565,313    $202,195,966
The Portfolios shares held
   Class B.............................................    249,400,405   37,496,133     162,604,090      17,013,398

                                                        AXA CONSERVATIVE
                                                           STRATEGY*
                                                        ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $132,625,147
Receivable for shares of the Portfolios sold...........          7,457
                                                          ------------
   Total assets........................................    132,632,604
                                                          ------------

LIABILITIES:
Payable for policy-related transactions................          7,457
                                                          ------------
   Total liabilities...................................          7,457
                                                          ------------
NET ASSETS.............................................   $132,625,147
                                                          ============

NET ASSETS:
Accumulation Unit Value................................    132,621,718
Retained by AXA Equitable in Separate Account No. 49...          3,429
                                                          ------------
TOTAL NET ASSETS.......................................   $132,625,147
                                                          ============

Investments in shares of the Portfolios, at cost.......   $127,681,417
The Portfolios shares held
   Class B.............................................     11,307,342

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                        AXA CONSERVATIVE-  AXA GROWTH   AXA MODERATE    AXA MODERATE
                                                        PLUS ALLOCATION*   STRATEGY*    ALLOCATION*   GROWTH STRATEGY*
                                                        ----------------- ------------ -------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $1,525,472,610   $805,235,106 $6,625,098,404   $971,484,811
Receivable for shares of the Portfolios sold...........       1,284,627         65,564      7,565,768        135,272
                                                         --------------   ------------ --------------   ------------
   Total assets........................................   1,526,757,237    805,300,670  6,632,664,172    971,620,083
                                                         --------------   ------------ --------------   ------------

LIABILITIES:
Payable for policy-related transactions................       1,284,627         65,564      7,565,768        135,272
                                                         --------------   ------------ --------------   ------------
   Total liabilities...................................       1,284,627         65,564      7,565,768        135,272
                                                         --------------   ------------ --------------   ------------
NET ASSETS.............................................  $1,525,472,610   $805,235,106 $6,625,098,404   $971,484,811
                                                         ==============   ============ ==============   ============

NET ASSETS:
Accumulation Unit Value................................   1,525,428,985    805,226,332  6,624,903,367    971,458,393
Retained by AXA Equitable in Separate Account No. 49...          43,625          8,774        195,037         26,418
                                                         --------------   ------------ --------------   ------------
TOTAL NET ASSETS.......................................  $1,525,472,610   $805,235,106 $6,625,098,404   $971,484,811
                                                         ==============   ============ ==============   ============

Investments in shares of the Portfolios, at cost.......  $1,418,956,572   $651,224,566 $6,267,746,849   $808,697,515
The Portfolios shares held
   Class B.............................................     150,201,555     51,417,552    458,214,777     64,379,384

                                                        AXA MODERATE-PLUS
                                                           ALLOCATION*
                                                        -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $9,954,450,998
Receivable for shares of the Portfolios sold...........       2,798,729
                                                         --------------
   Total assets........................................   9,957,249,727
                                                         --------------

LIABILITIES:
Payable for policy-related transactions................       2,798,729
                                                         --------------
   Total liabilities...................................       2,798,729
                                                         --------------
NET ASSETS.............................................  $9,954,450,998
                                                         ==============

NET ASSETS:
Accumulation Unit Value................................   9,954,392,697
Retained by AXA Equitable in Separate Account No. 49...          58,301
                                                         --------------
TOTAL NET ASSETS.......................................  $9,954,450,998
                                                         ==============

Investments in shares of the Portfolios, at cost.......  $9,500,823,703
The Portfolios shares held
   Class B.............................................     853,813,318

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                                                   EQ/ALLIANCEBERNSTEIN
                                                        AXA TACTICAL AXA TACTICAL     SHORT DURATION    EQ/ALLIANCEBERNSTEIN
                                                        MANAGER 400* MANAGER 2000*   GOVERNMENT BOND*    SMALL CAP GROWTH*
                                                        ------------ ------------- -------------------- --------------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $364,112,250 $666,500,076      $855,250,087         $590,228,212
Receivable for shares of the Portfolios sold...........      221,319      262,923           930,316              192,464
                                                        ------------ ------------      ------------         ------------
   Total assets........................................  364,333,569  666,762,999       856,180,403          590,420,676
                                                        ------------ ------------      ------------         ------------

LIABILITIES:
Payable for policy-related transactions................      221,319      262,923           930,316              192,464
                                                        ------------ ------------      ------------         ------------
   Total liabilities...................................      221,319      262,923           930,316              192,464
                                                        ------------ ------------      ------------         ------------
NET ASSETS............................................. $364,112,250 $666,500,076      $855,250,087         $590,228,212
                                                        ============ ============      ============         ============

NET ASSETS:
Accumulation Unit Value................................  364,050,287  666,178,291       854,929,652          590,196,738
Retained by AXA Equitable in Separate Account No. 49...       61,963      321,785           320,435               31,474
                                                        ------------ ------------      ------------         ------------
TOTAL NET ASSETS....................................... $364,112,250 $666,500,076      $855,250,087         $590,228,212
                                                        ============ ============      ============         ============

Investments in shares of the Portfolios, at cost....... $350,559,211 $648,456,025      $858,080,722         $457,632,648
The Portfolios shares held
   Class B.............................................   18,266,650   35,049,557        86,028,723           28,845,761

                                                        EQ/AXA FRANKLIN
                                                        SMALL CAP VALUE
                                                             CORE*
                                                        ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $158,264,545
Receivable for shares of the Portfolios sold...........       153,407
                                                         ------------
   Total assets........................................   158,417,952
                                                         ------------

LIABILITIES:
Payable for policy-related transactions................       153,407
                                                         ------------
   Total liabilities...................................       153,407
                                                         ------------
NET ASSETS.............................................  $158,264,545
                                                         ============

NET ASSETS:
Accumulation Unit Value................................   158,250,554
Retained by AXA Equitable in Separate Account No. 49...        13,991
                                                         ------------
TOTAL NET ASSETS.......................................  $158,264,545
                                                         ============

Investments in shares of the Portfolios, at cost.......  $112,129,535
The Portfolios shares held
   Class B.............................................    10,818,173

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                         EQ/CALVERT
                                                          SOCIALLY   EQ/COMMON STOCK  EQ/CORE BOND  EQ/EQUITY 500
                                                        RESPONSIBLE*     INDEX*          INDEX*        INDEX*
                                                        ------------ --------------- -------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $68,367,932   $910,105,918   $1,812,123,385 $1,674,658,539
Receivable for shares of the Portfolios sold...........      22,556        492,839        1,332,764        420,305
Receivable for policy-related transactions.............          --             --               --             --
                                                        -----------   ------------   -------------- --------------
   Total assets........................................  68,390,488    910,598,757    1,813,456,149  1,675,078,844
                                                        -----------   ------------   -------------- --------------

LIABILITIES:
Payable for shares for the Portfolios purchased........          --             --               --             --
Payable for policy-related transactions................      22,556        492,839        1,332,764        420,305
                                                        -----------   ------------   -------------- --------------
   Total liabilities...................................      22,556        492,839        1,332,764        420,305
                                                        -----------   ------------   -------------- --------------
NET ASSETS............................................. $68,367,932   $910,105,918   $1,812,123,385 $1,674,658,539
                                                        ===========   ============   ============== ==============

NET ASSETS:
Accumulation Unit Value................................  68,316,061    910,006,413    1,811,919,116  1,674,601,753
Retained by AXA Equitable in Separate Account No. 49...      51,871         99,505          204,269         56,786
                                                        -----------   ------------   -------------- --------------
TOTAL NET ASSETS....................................... $68,367,932   $910,105,918   $1,812,123,385 $1,674,658,539
                                                        ===========   ============   ============== ==============

Investments in shares of the Portfolios, at cost....... $48,628,184   $663,898,435   $1,837,096,712 $1,186,997,842
The Portfolios shares held
   Class B.............................................   6,171,276     38,555,598      183,324,978     52,244,286

                                                        EQ/FRANKLIN CORE
                                                           BALANCED*
                                                        ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $745,099,977
Receivable for shares of the Portfolios sold...........             --
Receivable for policy-related transactions.............         55,577
                                                          ------------
   Total assets........................................    745,155,554
                                                          ------------

LIABILITIES:
Payable for shares for the Portfolios purchased........         55,577
Payable for policy-related transactions................             --
                                                          ------------
   Total liabilities...................................         55,577
                                                          ------------
NET ASSETS.............................................   $745,099,977
                                                          ============

NET ASSETS:
Accumulation Unit Value................................    745,090,210
Retained by AXA Equitable in Separate Account No. 49...          9,767
                                                          ------------
TOTAL NET ASSETS.......................................   $745,099,977
                                                          ============

Investments in shares of the Portfolios, at cost.......   $629,023,867
The Portfolios shares held
   Class B.............................................     74,626,003

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                         EQ/FRANKLIN
                                                          TEMPLETON    EQ/GAMCO MERGERS  EQ/GAMCO SMALL EQ/GLOBAL MULTI-
                                                         ALLOCATION*   AND ACQUISITIONS* COMPANY VALUE*  SECTOR EQUITY*
                                                        -------------- ----------------- -------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $1,414,859,080   $213,963,041    $1,115,231,561  $1,226,274,040
Receivable for shares of the Portfolios sold...........        966,733        210,957           431,790         893,512
                                                        --------------   ------------    --------------  --------------
   Total assets........................................  1,415,825,813    214,173,998     1,115,663,351   1,227,167,552
                                                        --------------   ------------    --------------  --------------

LIABILITIES:
Payable for policy-related transactions................        966,733        210,957           431,790         893,512
                                                        --------------   ------------    --------------  --------------
   Total liabilities...................................        966,733        210,957           431,790         893,512
                                                        --------------   ------------    --------------  --------------
NET ASSETS............................................. $1,414,859,080   $213,963,041    $1,115,231,561  $1,226,274,040
                                                        ==============   ============    ==============  ==============

NET ASSETS:
Accumulation Unit Value................................  1,414,846,796    213,866,713     1,115,195,167   1,226,262,429
Retained by AXA Equitable in Separate Account No. 49...         12,284         96,328            36,394          11,611
                                                        --------------   ------------    --------------  --------------
TOTAL NET ASSETS....................................... $1,414,859,080   $213,963,041    $1,115,231,561  $1,226,274,040
                                                        ==============   ============    ==============  ==============

Investments in shares of the Portfolios, at cost....... $1,067,836,103   $204,490,679    $  702,591,311  $  993,289,221
The Portfolios shares held
   Class B.............................................    141,007,989     16,215,679        19,908,123      83,103,833

                                                        EQ/INTERMEDIATE
                                                        GOVERNMENT BOND*
                                                        ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $250,387,572
Receivable for shares of the Portfolios sold...........        363,087
                                                          ------------
   Total assets........................................    250,750,659
                                                          ------------

LIABILITIES:
Payable for policy-related transactions................        363,087
                                                          ------------
   Total liabilities...................................        363,087
                                                          ------------
NET ASSETS.............................................   $250,387,572
                                                          ============

NET ASSETS:
Accumulation Unit Value................................    250,364,675
Retained by AXA Equitable in Separate Account No. 49...         22,897
                                                          ------------
TOTAL NET ASSETS.......................................   $250,387,572
                                                          ============

Investments in shares of the Portfolios, at cost.......   $251,027,953
The Portfolios shares held
   Class B.............................................     24,684,214

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                        EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INTERNATIONAL  EQ/LARGE CAP
                                                           CORE PLUS*     EQUITY INDEX*     VALUE PLUS*      CORE PLUS*
                                                        ---------------- ---------------- ---------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $1,353,818,949    $697,353,713     $602,075,257   $1,856,137,833
Receivable for shares of the Portfolios sold...........       1,129,653         513,989          565,880        1,295,270
                                                         --------------    ------------     ------------   --------------
   Total assets........................................   1,354,948,602     697,867,702      602,641,137    1,857,433,103
                                                         --------------    ------------     ------------   --------------

LIABILITIES:
Payable for policy-related transactions................       1,129,653         513,989          565,880        1,295,270
                                                         --------------    ------------     ------------   --------------
   Total liabilities...................................       1,129,653         513,989          565,880        1,295,270
                                                         --------------    ------------     ------------   --------------
NET ASSETS.............................................  $1,353,818,949    $697,353,713     $602,075,257   $1,856,137,833
                                                         ==============    ============     ============   ==============

NET ASSETS:
Accumulation Unit Value................................   1,353,614,135     697,320,349      602,055,723    1,855,877,644
Retained by AXA Equitable in Separate Account No. 49...         204,814          33,364           19,534          260,189
                                                         --------------    ------------     ------------   --------------
TOTAL NET ASSETS.......................................  $1,353,818,949    $697,353,713     $602,075,257   $1,856,137,833
                                                         ==============    ============     ============   ==============

Investments in shares of the Portfolios, at cost.......  $1,196,455,577    $717,871,087     $546,633,210   $1,660,817,448
The Portfolios shares held
   Class B.............................................     131,138,947      72,307,578       46,145,895      213,086,757

                                                        EQ/LARGE CAP
                                                        GROWTH INDEX*
                                                        -------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $516,441,288
Receivable for shares of the Portfolios sold...........       80,583
                                                        ------------
   Total assets........................................  516,521,871
                                                        ------------

LIABILITIES:
Payable for policy-related transactions................       80,583
                                                        ------------
   Total liabilities...................................       80,583
                                                        ------------
NET ASSETS............................................. $516,441,288
                                                        ============

NET ASSETS:
Accumulation Unit Value................................  516,365,520
Retained by AXA Equitable in Separate Account No. 49...       75,768
                                                        ------------
TOTAL NET ASSETS....................................... $516,441,288
                                                        ============

Investments in shares of the Portfolios, at cost....... $372,507,679
The Portfolios shares held
   Class B.............................................   41,890,361

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                         EQ/LARGE CAP  EQ/LARGE CAP  EQ/LARGE CAP
                                                         GROWTH PLUS*  VALUE INDEX*  VALUE PLUS*   EQ/MID CAP INDEX*
                                                        -------------- ------------ -------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $3,597,194,370 $391,830,272 $3,321,833,463   $897,508,490
Receivable for shares of the Portfolios sold...........      2,897,100      209,443      2,272,393        373,687
                                                        -------------- ------------ --------------   ------------
   Total assets........................................  3,600,091,470  392,039,715  3,324,105,856    897,882,177
                                                        -------------- ------------ --------------   ------------

LIABILITIES:
Payable for policy-related transactions................      2,897,100      209,443      2,272,393        366,239
                                                        -------------- ------------ --------------   ------------
   Total liabilities...................................      2,897,100      209,443      2,272,393        366,239
                                                        -------------- ------------ --------------   ------------
NET ASSETS............................................. $3,597,194,370 $391,830,272 $3,321,833,463   $897,515,938
                                                        ============== ============ ==============   ============

NET ASSETS:
Accumulation Unit Value................................  3,596,867,263  391,757,480  3,321,079,627    897,479,563
Retained by AXA Equitable in Separate Account No. 49...        327,107       72,792        753,836         36,375
                                                        -------------- ------------ --------------   ------------
TOTAL NET ASSETS....................................... $3,597,194,370 $391,830,272 $3,321,833,463   $897,515,938
                                                        ============== ============ ==============   ============

Investments in shares of the Portfolios, at cost....... $3,044,567,974 $292,026,940 $3,088,473,204   $640,228,465
The Portfolios shares held
   Class B.............................................    147,431,392   51,241,265    233,020,378     73,034,177

                                                        EQ/MID CAP VALUE
                                                             PLUS*
                                                        ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $1,468,093,917
Receivable for shares of the Portfolios sold...........         955,677
                                                         --------------
   Total assets........................................   1,469,049,594
                                                         --------------

LIABILITIES:
Payable for policy-related transactions................         955,677
                                                         --------------
   Total liabilities...................................         955,677
                                                         --------------
NET ASSETS.............................................  $1,468,093,917
                                                         ==============

NET ASSETS:
Accumulation Unit Value................................   1,467,915,311
Retained by AXA Equitable in Separate Account No. 49...         178,606
                                                         --------------
TOTAL NET ASSETS.......................................  $1,468,093,917
                                                         ==============

Investments in shares of the Portfolios, at cost.......  $1,071,688,539
The Portfolios shares held
   Class B.............................................     105,906,046

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                                            EQ/MORGAN
                                                                         STANLEY MID CAP EQ/MUTUAL LARGE EQ/QUALITY BOND
                                                        EQ/MONEY MARKET*     GROWTH*       CAP EQUITY*        PLUS*
                                                        ---------------- --------------- --------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $624,649,409    $652,261,895    $207,207,250   $1,460,929,445
Receivable for shares of the Portfolios sold...........             --         236,135              --          623,814
Receivable for policy-related transactions.............      2,973,417              --         185,031               --
                                                          ------------    ------------    ------------   --------------
   Total assets........................................    627,622,826     652,498,030     207,392,281    1,461,553,259
                                                          ------------    ------------    ------------   --------------

LIABILITIES:
Payable for shares for the Portfolios purchased........      2,973,417              --         185,031               --
Payable for policy-related transactions................             --         236,135              --          623,814
                                                          ------------    ------------    ------------   --------------
   Total liabilities...................................      2,973,417         236,135         185,031          623,814
                                                          ------------    ------------    ------------   --------------
NET ASSETS.............................................   $624,649,409    $652,261,895    $207,207,250   $1,460,929,445
                                                          ============    ============    ============   ==============

NET ASSETS:
Accumulation Unit Value................................    624,635,202     652,248,611     207,188,836    1,460,900,707
Retained by AXA Equitable in Separate Account No. 49...         14,207          13,284          18,414           28,738
                                                          ------------    ------------    ------------   --------------
TOTAL NET ASSETS.......................................   $624,649,409    $652,261,895    $207,207,250   $1,460,929,445
                                                          ============    ============    ============   ==============

Investments in shares of the Portfolios, at cost.......   $624,651,591    $521,061,342    $148,880,152   $1,482,087,354
The Portfolios shares held
   Class B.............................................    624,648,235      32,248,527      17,199,815      174,925,132

                                                           EQ/SMALL
                                                        COMPANY INDEX*
                                                        --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $584,577,742
Receivable for shares of the Portfolios sold...........       663,911
Receivable for policy-related transactions.............            --
                                                         ------------
   Total assets........................................   585,241,653
                                                         ------------

LIABILITIES:
Payable for shares for the Portfolios purchased........            --
Payable for policy-related transactions................       663,911
                                                         ------------
   Total liabilities...................................       663,911
                                                         ------------
NET ASSETS.............................................  $584,577,742
                                                         ============

NET ASSETS:
Accumulation Unit Value................................   584,509,075
Retained by AXA Equitable in Separate Account No. 49...        68,667
                                                         ------------
TOTAL NET ASSETS.......................................  $584,577,742
                                                         ============

Investments in shares of the Portfolios, at cost.......  $437,884,921
The Portfolios shares held
   Class B.............................................    47,617,073

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                         EQ/TEMPLETON  MULTIMANAGER
                                                        GLOBAL EQUITY* TECHNOLOGY*
                                                        -------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $294,594,084  $456,169,035
Receivable for shares of the Portfolios sold...........            --       301,697
Receivable for policy-related transactions.............        21,073            --
                                                         ------------  ------------
   Total assets........................................   294,615,157   456,470,732
                                                         ------------  ------------

LIABILITIES:
Payable for shares for the Portfolios purchased........        21,073            --
Payable for policy-related transactions................            --       301,697
                                                         ------------  ------------
   Total liabilities...................................        21,073       301,697
                                                         ------------  ------------
NET ASSETS.............................................  $294,594,084  $456,169,035
                                                         ============  ============

NET ASSETS:
Accumulation Unit Value................................   294,585,647   456,103,119
Retained by AXA Equitable in Separate Account No. 49...         8,437        65,916
                                                         ------------  ------------
TOTAL NET ASSETS.......................................  $294,594,084  $456,169,035
                                                         ============  ============

Investments in shares of the Portfolios, at cost.......  $234,061,019  $299,920,656
The Portfolios shares held
   Class B.............................................    25,559,624    24,328,710

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                  -------- --------------- ---------- -----------
AXA AGGRESSIVE ALLOCATION........   0.95%         B          $15.45         35
AXA AGGRESSIVE ALLOCATION........   1.15%         B          $15.15        640
AXA AGGRESSIVE ALLOCATION........   1.20%         B          $15.07      2,693
AXA AGGRESSIVE ALLOCATION........   1.25%         B          $16.64     15,272
AXA AGGRESSIVE ALLOCATION........   1.30%         B          $15.75     44,531
AXA AGGRESSIVE ALLOCATION........   1.35%         B          $14.85      1,029
AXA AGGRESSIVE ALLOCATION........   1.40%         B          $14.77      2,904
AXA AGGRESSIVE ALLOCATION........   1.50%         B          $16.21     16,281
AXA AGGRESSIVE ALLOCATION........   1.55%         B          $14.55     32,170
AXA AGGRESSIVE ALLOCATION........   1.60%         B          $14.48      1,519
AXA AGGRESSIVE ALLOCATION........   1.65%         B          $15.95     67,306
AXA AGGRESSIVE ALLOCATION........   1.70%         B          $15.87      5,337
AXA AGGRESSIVE ALLOCATION........   1.90%         B          $14.05         48

AXA BALANCED STRATEGY............   1.30%         B          $14.18     25,062
AXA BALANCED STRATEGY............   1.55%         B          $14.01      6,021
AXA BALANCED STRATEGY............   1.65%         B          $13.95      5,609
AXA BALANCED STRATEGY............   1.70%         B          $13.91        371

AXA CONSERVATIVE ALLOCATION......   1.15%         B          $12.49        462
AXA CONSERVATIVE ALLOCATION......   1.20%         B          $12.42      3,614
AXA CONSERVATIVE ALLOCATION......   1.25%         B          $12.97      9,946
AXA CONSERVATIVE ALLOCATION......   1.30%         B          $12.90     22,105
AXA CONSERVATIVE ALLOCATION......   1.35%         B          $12.24      1,805
AXA CONSERVATIVE ALLOCATION......   1.40%         B          $12.18      6,701
AXA CONSERVATIVE ALLOCATION......   1.50%         B          $12.63     16,641
AXA CONSERVATIVE ALLOCATION......   1.55%         B          $12.00     20,639
AXA CONSERVATIVE ALLOCATION......   1.60%         B          $11.94      3,170
AXA CONSERVATIVE ALLOCATION......   1.65%         B          $12.43     36,810
AXA CONSERVATIVE ALLOCATION......   1.70%         B          $12.37      4,157
AXA CONSERVATIVE ALLOCATION......   1.80%         B          $11.70         49

AXA CONSERVATIVE GROWTH STRATEGY.   1.30%         B          $13.49      9,356
AXA CONSERVATIVE GROWTH STRATEGY.   1.55%         B          $13.33      3,494
AXA CONSERVATIVE GROWTH STRATEGY.   1.65%         B          $13.27      3,734
AXA CONSERVATIVE GROWTH STRATEGY.   1.70%         B          $13.24        235

AXA CONSERVATIVE STRATEGY........   1.30%         B          $11.91      6,313
AXA CONSERVATIVE STRATEGY........   1.55%         B          $11.77      2,309
AXA CONSERVATIVE STRATEGY........   1.65%         B          $11.72      2,309
AXA CONSERVATIVE STRATEGY........   1.70%         B          $11.69        275

AXA CONSERVATIVE-PLUS ALLOCATION.   1.15%         B          $13.14        353
AXA CONSERVATIVE-PLUS ALLOCATION.   1.20%         B          $13.07      2,927
AXA CONSERVATIVE-PLUS ALLOCATION.   1.25%         B          $13.86     12,125
AXA CONSERVATIVE-PLUS ALLOCATION.   1.30%         B          $13.79     20,527
AXA CONSERVATIVE-PLUS ALLOCATION.   1.35%         B          $12.88        961
AXA CONSERVATIVE-PLUS ALLOCATION.   1.40%         B          $12.81      4,376
AXA CONSERVATIVE-PLUS ALLOCATION.   1.50%         B          $13.51     16,398
AXA CONSERVATIVE-PLUS ALLOCATION.   1.55%         B          $12.62     17,375
AXA CONSERVATIVE-PLUS ALLOCATION.   1.60%         B          $12.56      2,434
AXA CONSERVATIVE-PLUS ALLOCATION.   1.65%         B          $13.29     33,466

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                  -------- --------------- ---------- -----------
AXA CONSERVATIVE-PLUS ALLOCATION.   1.70%         B          $13.22       3,311
AXA CONSERVATIVE-PLUS ALLOCATION.   1.70%         B          $13.23         195
AXA CONSERVATIVE-PLUS ALLOCATION.   1.80%         B          $12.31           2
AXA CONSERVATIVE-PLUS ALLOCATION.   1.90%         B          $12.18          26

AXA GROWTH STRATEGY..............   1.30%         B          $15.93      27,093
AXA GROWTH STRATEGY..............   1.55%         B          $15.75       9,821
AXA GROWTH STRATEGY..............   1.65%         B          $15.67      13,365
AXA GROWTH STRATEGY..............   1.70%         B          $15.64         610

AXA MODERATE ALLOCATION..........   0.95%         B          $62.84          --
AXA MODERATE ALLOCATION..........   1.15%         B          $59.39         343
AXA MODERATE ALLOCATION..........   1.20%         B          $58.55       3,004
AXA MODERATE ALLOCATION..........   1.25%         B          $14.46      47,453
AXA MODERATE ALLOCATION..........   1.30%         B          $14.31      96,339
AXA MODERATE ALLOCATION..........   1.35%         B          $56.12         906
AXA MODERATE ALLOCATION..........   1.40%         B          $55.33       5,236
AXA MODERATE ALLOCATION..........   1.50%         B          $14.09      62,976
AXA MODERATE ALLOCATION..........   1.55%         B          $53.03      17,620
AXA MODERATE ALLOCATION..........   1.60%         B          $52.28       2,306
AXA MODERATE ALLOCATION..........   1.65%         B          $13.87     138,175
AXA MODERATE ALLOCATION..........   1.70%         B          $50.82       3,211
AXA MODERATE ALLOCATION..........   1.80%         B          $49.39          29
AXA MODERATE ALLOCATION..........   1.90%         B          $48.01           3

AXA MODERATE GROWTH STRATEGY.....   1.30%         B          $15.31      37,849
AXA MODERATE GROWTH STRATEGY.....   1.55%         B          $15.13      13,334
AXA MODERATE GROWTH STRATEGY.....   1.65%         B          $15.06      11,837
AXA MODERATE GROWTH STRATEGY.....   1.70%         B          $15.03         782

AXA MODERATE-PLUS ALLOCATION.....   0.95%         B          $15.00           1
AXA MODERATE-PLUS ALLOCATION.....   1.15%         B          $14.70       1,886
AXA MODERATE-PLUS ALLOCATION.....   1.20%         B          $14.63       8,844
AXA MODERATE-PLUS ALLOCATION.....   1.25%         B          $16.11      65,455
AXA MODERATE-PLUS ALLOCATION.....   1.30%         B          $16.02     127,540
AXA MODERATE-PLUS ALLOCATION.....   1.35%         B          $14.41       3,399
AXA MODERATE-PLUS ALLOCATION.....   1.40%         B          $14.34      13,815
AXA MODERATE-PLUS ALLOCATION.....   1.50%         B          $15.69      71,873
AXA MODERATE-PLUS ALLOCATION.....   1.55%         B          $14.12     104,418
AXA MODERATE-PLUS ALLOCATION.....   1.60%         B          $14.05       5,692
AXA MODERATE-PLUS ALLOCATION.....   1.65%         B          $15.45     225,044
AXA MODERATE-PLUS ALLOCATION.....   1.70%         B          $15.37      19,057
AXA MODERATE-PLUS ALLOCATION.....   1.80%         B          $13.77          39

AXA TACTICAL MANAGER 400.........   0.95%         B          $11.28          37
AXA TACTICAL MANAGER 400.........   1.20%         B          $11.26       3,394
AXA TACTICAL MANAGER 400.........   1.25%         B          $11.26       3,022
AXA TACTICAL MANAGER 400.........   1.30%         B          $11.25       2,940
AXA TACTICAL MANAGER 400.........   1.35%         B          $11.25         395
AXA TACTICAL MANAGER 400.........   1.40%         B          $11.25       5,475
AXA TACTICAL MANAGER 400.........   1.50%         B          $11.24       4,486
AXA TACTICAL MANAGER 400.........   1.55%         B          $11.24       2,957
AXA TACTICAL MANAGER 400.........   1.60%         B          $11.23       1,980
AXA TACTICAL MANAGER 400.........   1.65%         B          $11.23       6,363
AXA TACTICAL MANAGER 400.........   1.70%         B          $11.23       1,319

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                                            UNITS
                                                     CONTRACT                            OUTSTANDING
                                                     CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                     -------- --------------- ---------- -----------
AXA TACTICAL MANAGER 400............................   1.80%         B          $11.22         10
AXA TACTICAL MANAGER 400............................   1.90%         B          $11.21          2

AXA TACTICAL MANAGER 2000...........................   0.95%         B          $11.98         38
AXA TACTICAL MANAGER 2000...........................   1.20%         B          $11.96      5,212
AXA TACTICAL MANAGER 2000...........................   1.25%         B          $11.95      7,180
AXA TACTICAL MANAGER 2000...........................   1.30%         B          $11.95      4,902
AXA TACTICAL MANAGER 2000...........................   1.35%         B          $11.95      2,480
AXA TACTICAL MANAGER 2000...........................   1.40%         B          $11.94      6,582
AXA TACTICAL MANAGER 2000...........................   1.50%         B          $11.94      9,453
AXA TACTICAL MANAGER 2000...........................   1.55%         B          $11.93      5,581
AXA TACTICAL MANAGER 2000...........................   1.60%         B          $11.93      3,023
AXA TACTICAL MANAGER 2000...........................   1.65%         B          $11.92     10,283
AXA TACTICAL MANAGER 2000...........................   1.70%         B          $11.92      1,025
AXA TACTICAL MANAGER 2000...........................   1.80%         B          $11.91         33
AXA TACTICAL MANAGER 2000...........................   1.90%         B          $11.90          7

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND.   0.95%         B          $ 9.88         --
EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND.   1.20%         B          $ 9.87      2,649
EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND.   1.25%         B          $ 9.86      9,089
EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND.   1.30%         B          $ 9.86     12,464
EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND.   1.35%         B          $ 9.86      1,193
EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND.   1.40%         B          $ 9.85      5,276
EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND.   1.50%         B          $ 9.85     13,536
EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND.   1.55%         B          $ 9.84     11,178
EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND.   1.60%         B          $ 9.84      2,674
EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND.   1.65%         B          $ 9.84     26,359
EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND.   1.70%         B          $ 9.84      2,365
EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND.   1.80%         B          $ 9.83         13
EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND.   1.90%         B          $ 9.82         11

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............   0.95%         B          $32.74          8
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............   1.20%         B          $31.39      1,346
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............   1.25%         B          $24.37      2,418
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............   1.30%         B          $24.16      2,885
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............   1.35%         B          $30.61      1,105
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............   1.40%         B          $30.35      2,354
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............   1.50%         B          $23.74      3,928
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............   1.55%         B          $29.59      2,625
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............   1.60%         B          $29.34        979
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............   1.65%         B          $23.37      4,353
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............   1.70%         B          $28.85        423
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............   1.80%         B          $28.36          5
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............   1.90%         B          $27.88          1

EQ/AXA FRANKLIN SMALL CAP VALUE CORE................   1.20%         B          $13.93        244
EQ/AXA FRANKLIN SMALL CAP VALUE CORE................   1.25%         B          $13.88        483
EQ/AXA FRANKLIN SMALL CAP VALUE CORE................   1.30%         B          $13.82      3,170
EQ/AXA FRANKLIN SMALL CAP VALUE CORE................   1.35%         B          $13.77        149
EQ/AXA FRANKLIN SMALL CAP VALUE CORE................   1.40%         B          $13.72        317
EQ/AXA FRANKLIN SMALL CAP VALUE CORE................   1.50%         B          $13.62        769
EQ/AXA FRANKLIN SMALL CAP VALUE CORE................   1.55%         B          $13.57      1,893
EQ/AXA FRANKLIN SMALL CAP VALUE CORE................   1.60%         B          $13.52        127
EQ/AXA FRANKLIN SMALL CAP VALUE CORE................   1.65%         B          $13.47      4,088

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                             UNITS
                                      CONTRACT                            OUTSTANDING
                                      CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                      -------- --------------- ---------- -----------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.   1.70%         B         $ 13.42        370
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.   1.80%         B         $ 13.32         --

EQ/CALVERT SOCIALLY RESPONSIBLE......   1.20%         B         $ 11.95        343
EQ/CALVERT SOCIALLY RESPONSIBLE......   1.25%         B         $ 15.61        594
EQ/CALVERT SOCIALLY RESPONSIBLE......   1.30%         B         $ 15.50        521
EQ/CALVERT SOCIALLY RESPONSIBLE......   1.35%         B         $ 11.69         76
EQ/CALVERT SOCIALLY RESPONSIBLE......   1.40%         B         $ 11.61        508
EQ/CALVERT SOCIALLY RESPONSIBLE......   1.50%         B         $ 15.21        844
EQ/CALVERT SOCIALLY RESPONSIBLE......   1.55%         B         $ 11.36        823
EQ/CALVERT SOCIALLY RESPONSIBLE......   1.60%         B         $ 11.27        233
EQ/CALVERT SOCIALLY RESPONSIBLE......   1.65%         B         $ 14.97        894
EQ/CALVERT SOCIALLY RESPONSIBLE......   1.70%         B         $ 11.11        169
EQ/CALVERT SOCIALLY RESPONSIBLE......   1.80%         B         $ 10.95          1

EQ/COMMON STOCK INDEX................   0.95%         B         $376.95         --
EQ/COMMON STOCK INDEX................   1.20%         B         $342.50        185
EQ/COMMON STOCK INDEX................   1.25%         B         $ 16.91      6,104
EQ/COMMON STOCK INDEX................   1.30%         B         $ 16.58      5,166
EQ/COMMON STOCK INDEX................   1.35%         B         $323.33        301
EQ/COMMON STOCK INDEX................   1.40%         B         $317.17        311
EQ/COMMON STOCK INDEX................   1.50%         B         $ 16.48     10,756
EQ/COMMON STOCK INDEX................   1.55%         B         $299.39        370
EQ/COMMON STOCK INDEX................   1.60%         B         $293.69        156
EQ/COMMON STOCK INDEX................   1.65%         B         $ 16.22      7,094
EQ/COMMON STOCK INDEX................   1.70%         B         $282.60         42
EQ/COMMON STOCK INDEX................   1.80%         B         $271.90          1
EQ/COMMON STOCK INDEX................   1.90%         B         $261.60          1

EQ/CORE BOND INDEX...................   0.65%         B         $ 10.26         27
EQ/CORE BOND INDEX...................   0.95%         B         $ 15.08          7
EQ/CORE BOND INDEX...................   1.20%         B         $ 14.48      9,615
EQ/CORE BOND INDEX...................   1.25%         B         $ 10.06        483
EQ/CORE BOND INDEX...................   1.25%         B         $ 10.82     18,269
EQ/CORE BOND INDEX...................   1.30%         B         $ 10.73     19,216
EQ/CORE BOND INDEX...................   1.35%         B         $ 14.14      4,221
EQ/CORE BOND INDEX...................   1.40%         B         $ 14.02     15,010
EQ/CORE BOND INDEX...................   1.50%         B         $ 10.54     27,530
EQ/CORE BOND INDEX...................   1.55%         B         $ 13.68     16,981
EQ/CORE BOND INDEX...................   1.60%         B         $ 13.57      7,482
EQ/CORE BOND INDEX...................   1.65%         B         $  9.69         38
EQ/CORE BOND INDEX...................   1.65%         B         $ 10.37     31,741
EQ/CORE BOND INDEX...................   1.70%         B         $ 13.36      2,894
EQ/CORE BOND INDEX...................   1.80%         B         $ 13.14         72
EQ/CORE BOND INDEX...................   1.90%         B         $ 12.93         17

EQ/EQUITY 500 INDEX..................   0.65%         B         $ 16.65         53
EQ/EQUITY 500 INDEX..................   0.95%         B         $ 43.02          2
EQ/EQUITY 500 INDEX..................   1.20%         B         $ 40.92      3,661
EQ/EQUITY 500 INDEX..................   1.25%         B         $ 16.33        859
EQ/EQUITY 500 INDEX..................   1.25%         B         $ 18.33      9,201
EQ/EQUITY 500 INDEX..................   1.30%         B         $ 18.15      9,644
EQ/EQUITY 500 INDEX..................   1.35%         B         $ 39.70      2,058
EQ/EQUITY 500 INDEX..................   1.40%         B         $ 39.30      5,145

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                   -------- --------------- ---------- -----------
EQ/EQUITY 500 INDEX...............   1.50%         B          $17.86     11,518
EQ/EQUITY 500 INDEX...............   1.55%         B          $38.14      4,537
EQ/EQUITY 500 INDEX...............   1.60%         B          $37.75      2,945
EQ/EQUITY 500 INDEX...............   1.65%         B          $12.88         74
EQ/EQUITY 500 INDEX...............   1.65%         B          $17.58     17,846
EQ/EQUITY 500 INDEX...............   1.70%         B          $37.00      2,025
EQ/EQUITY 500 INDEX...............   1.80%         B          $36.26         69
EQ/EQUITY 500 INDEX...............   1.90%         B          $35.54          7

EQ/FRANKLIN CORE BALANCED.........   0.95%         B          $12.60         15
EQ/FRANKLIN CORE BALANCED.........   1.20%         B          $12.36      2,499
EQ/FRANKLIN CORE BALANCED.........   1.25%         B          $12.32      5,315
EQ/FRANKLIN CORE BALANCED.........   1.30%         B          $12.27      9,336
EQ/FRANKLIN CORE BALANCED.........   1.35%         B          $12.23        780
EQ/FRANKLIN CORE BALANCED.........   1.40%         B          $12.18      3,412
EQ/FRANKLIN CORE BALANCED.........   1.50%         B          $12.09      8,007
EQ/FRANKLIN CORE BALANCED.........   1.55%         B          $12.05      8,940
EQ/FRANKLIN CORE BALANCED.........   1.60%         B          $12.00      1,477
EQ/FRANKLIN CORE BALANCED.........   1.65%         B          $11.96     19,835
EQ/FRANKLIN CORE BALANCED.........   1.70%         B          $11.91      1,952
EQ/FRANKLIN CORE BALANCED.........   1.80%         B          $11.83          8

EQ/FRANKLIN TEMPLETON ALLOCATION..   1.15%         B          $10.75        605
EQ/FRANKLIN TEMPLETON ALLOCATION..   1.20%         B          $10.72      1,022
EQ/FRANKLIN TEMPLETON ALLOCATION..   1.25%         B          $10.68      3,733
EQ/FRANKLIN TEMPLETON ALLOCATION..   1.30%         B          $10.64     38,322
EQ/FRANKLIN TEMPLETON ALLOCATION..   1.35%         B          $10.61        456
EQ/FRANKLIN TEMPLETON ALLOCATION..   1.40%         B          $10.57      1,917
EQ/FRANKLIN TEMPLETON ALLOCATION..   1.50%         B          $10.50      5,886
EQ/FRANKLIN TEMPLETON ALLOCATION..   1.55%         B          $10.47     22,046
EQ/FRANKLIN TEMPLETON ALLOCATION..   1.60%         B          $10.43      1,068
EQ/FRANKLIN TEMPLETON ALLOCATION..   1.65%         B          $10.40     55,741
EQ/FRANKLIN TEMPLETON ALLOCATION..   1.70%         B          $10.36      3,972
EQ/FRANKLIN TEMPLETON ALLOCATION..   1.80%         B          $10.29          4

EQ/GAMCO MERGERS AND ACQUISITIONS.   1.20%         B          $14.45        634
EQ/GAMCO MERGERS AND ACQUISITIONS.   1.25%         B          $14.39      1,727
EQ/GAMCO MERGERS AND ACQUISITIONS.   1.30%         B          $14.07      2,329
EQ/GAMCO MERGERS AND ACQUISITIONS.   1.35%         B          $14.26        168
EQ/GAMCO MERGERS AND ACQUISITIONS.   1.40%         B          $14.20      1,131
EQ/GAMCO MERGERS AND ACQUISITIONS.   1.50%         B          $14.07      2,399
EQ/GAMCO MERGERS AND ACQUISITIONS.   1.55%         B          $14.01      2,381
EQ/GAMCO MERGERS AND ACQUISITIONS.   1.60%         B          $13.95        268
EQ/GAMCO MERGERS AND ACQUISITIONS.   1.65%         B          $13.89      3,792
EQ/GAMCO MERGERS AND ACQUISITIONS.   1.70%         B          $13.83        368
EQ/GAMCO MERGERS AND ACQUISITIONS.   1.80%         B          $13.71          2

EQ/GAMCO SMALL COMPANY VALUE......   1.20%         B          $58.46        755
EQ/GAMCO SMALL COMPANY VALUE......   1.25%         B          $57.72      2,254
EQ/GAMCO SMALL COMPANY VALUE......   1.30%         B          $88.35      2,180
EQ/GAMCO SMALL COMPANY VALUE......   1.35%         B          $56.25        253
EQ/GAMCO SMALL COMPANY VALUE......   1.40%         B          $55.53      1,490
EQ/GAMCO SMALL COMPANY VALUE......   1.50%         B          $54.12      3,581
EQ/GAMCO SMALL COMPANY VALUE......   1.55%         B          $53.42      3,577

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                 -------- --------------- ---------- -----------
EQ/GAMCO SMALL COMPANY VALUE....   1.60%         B          $52.74        329
EQ/GAMCO SMALL COMPANY VALUE....   1.65%         B          $52.06      4,146
EQ/GAMCO SMALL COMPANY VALUE....   1.70%         B          $51.39        637
EQ/GAMCO SMALL COMPANY VALUE....   1.80%         B          $50.08          6
EQ/GAMCO SMALL COMPANY VALUE....   1.90%         B          $48.80          6

EQ/GLOBAL MULTI-SECTOR EQUITY...   0.95%         B          $22.90         18
EQ/GLOBAL MULTI-SECTOR EQUITY...   1.20%         B          $21.97      2,362
EQ/GLOBAL MULTI-SECTOR EQUITY...   1.25%         B          $28.54      4,817
EQ/GLOBAL MULTI-SECTOR EQUITY...   1.30%         B          $28.30      6,808
EQ/GLOBAL MULTI-SECTOR EQUITY...   1.35%         B          $21.43      1,194
EQ/GLOBAL MULTI-SECTOR EQUITY...   1.40%         B          $21.26      4,466
EQ/GLOBAL MULTI-SECTOR EQUITY...   1.50%         B          $27.80      7,832
EQ/GLOBAL MULTI-SECTOR EQUITY...   1.55%         B          $20.73      8,620
EQ/GLOBAL MULTI-SECTOR EQUITY...   1.60%         B          $20.56      1,448
EQ/GLOBAL MULTI-SECTOR EQUITY...   1.65%         B          $27.37      9,769
EQ/GLOBAL MULTI-SECTOR EQUITY...   1.70%         B          $20.22      1,438
EQ/GLOBAL MULTI-SECTOR EQUITY...   1.80%         B          $19.89         28
EQ/GLOBAL MULTI-SECTOR EQUITY...   1.90%         B          $19.56          3

EQ/INTERMEDIATE GOVERNMENT BOND.   1.20%         B          $21.03      1,180
EQ/INTERMEDIATE GOVERNMENT BOND.   1.25%         B          $11.18      1,585
EQ/INTERMEDIATE GOVERNMENT BOND.   1.30%         B          $11.05      4,075
EQ/INTERMEDIATE GOVERNMENT BOND.   1.35%         B          $20.31        296
EQ/INTERMEDIATE GOVERNMENT BOND.   1.40%         B          $20.08      1,750
EQ/INTERMEDIATE GOVERNMENT BOND.   1.50%         B          $10.89      2,162
EQ/INTERMEDIATE GOVERNMENT BOND.   1.55%         B          $19.40      1,946
EQ/INTERMEDIATE GOVERNMENT BOND.   1.60%         B          $19.17        777
EQ/INTERMEDIATE GOVERNMENT BOND.   1.65%         B          $10.72      3,689
EQ/INTERMEDIATE GOVERNMENT BOND.   1.70%         B          $18.74        317
EQ/INTERMEDIATE GOVERNMENT BOND.   1.90%         B          $17.89          1

EQ/INTERNATIONAL CORE PLUS......   0.95%         B          $14.94         19
EQ/INTERNATIONAL CORE PLUS......   1.20%         B          $14.40      5,773
EQ/INTERNATIONAL CORE PLUS......   1.25%         B          $16.69      9,426
EQ/INTERNATIONAL CORE PLUS......   1.30%         B          $16.57     11,698
EQ/INTERNATIONAL CORE PLUS......   1.35%         B          $14.08      1,496
EQ/INTERNATIONAL CORE PLUS......   1.40%         B          $13.98      8,303
EQ/INTERNATIONAL CORE PLUS......   1.50%         B          $16.26     11,328
EQ/INTERNATIONAL CORE PLUS......   1.55%         B          $13.67     12,569
EQ/INTERNATIONAL CORE PLUS......   1.60%         B          $13.57      4,695
EQ/INTERNATIONAL CORE PLUS......   1.65%         B          $16.01     20,329
EQ/INTERNATIONAL CORE PLUS......   1.70%         B          $13.37      2,740
EQ/INTERNATIONAL CORE PLUS......   1.80%         B          $13.17         23
EQ/INTERNATIONAL CORE PLUS......   1.90%         B          $12.97          2

EQ/INTERNATIONAL EQUITY INDEX...   0.95%         B          $16.50          1
EQ/INTERNATIONAL EQUITY INDEX...   1.20%         B          $15.73      2,918
EQ/INTERNATIONAL EQUITY INDEX...   1.25%         B          $15.18      5,897
EQ/INTERNATIONAL EQUITY INDEX...   1.30%         B          $15.03      6,582
EQ/INTERNATIONAL EQUITY INDEX...   1.35%         B          $15.29        885
EQ/INTERNATIONAL EQUITY INDEX...   1.40%         B          $15.15      4,090
EQ/INTERNATIONAL EQUITY INDEX...   1.50%         B          $14.79      7,409
EQ/INTERNATIONAL EQUITY INDEX...   1.55%         B          $14.72      5,844
EQ/INTERNATIONAL EQUITY INDEX...   1.60%         B          $14.58      1,622

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                               -------- --------------- ---------- -----------
EQ/INTERNATIONAL EQUITY INDEX.   1.65%         B          $14.56      9,667
EQ/INTERNATIONAL EQUITY INDEX.   1.70%         B          $14.31      1,905
EQ/INTERNATIONAL EQUITY INDEX.   1.80%         B          $14.04         16
EQ/INTERNATIONAL EQUITY INDEX.   1.90%         B          $13.77          5

EQ/INTERNATIONAL VALUE PLUS...   0.95%         B          $22.71          5
EQ/INTERNATIONAL VALUE PLUS...   1.20%         B          $21.78      1,941
EQ/INTERNATIONAL VALUE PLUS...   1.25%         B          $16.93      4,049
EQ/INTERNATIONAL VALUE PLUS...   1.30%         B          $16.78      3,891
EQ/INTERNATIONAL VALUE PLUS...   1.35%         B          $21.23      2,312
EQ/INTERNATIONAL VALUE PLUS...   1.40%         B          $21.05      2,496
EQ/INTERNATIONAL VALUE PLUS...   1.50%         B          $16.49      5,433
EQ/INTERNATIONAL VALUE PLUS...   1.55%         B          $20.53      4,007
EQ/INTERNATIONAL VALUE PLUS...   1.60%         B          $20.35      1,290
EQ/INTERNATIONAL VALUE PLUS...   1.65%         B          $16.23      6,963
EQ/INTERNATIONAL VALUE PLUS...   1.70%         B          $20.01        630
EQ/INTERNATIONAL VALUE PLUS...   1.80%         B          $19.67         21
EQ/INTERNATIONAL VALUE PLUS...   1.90%         B          $19.34          4

EQ/LARGE CAP CORE PLUS........   0.95%         B          $13.91         40
EQ/LARGE CAP CORE PLUS........   1.20%         B          $13.39     12,581
EQ/LARGE CAP CORE PLUS........   1.25%         B          $17.12     10,878
EQ/LARGE CAP CORE PLUS........   1.30%         B          $16.99     11,496
EQ/LARGE CAP CORE PLUS........   1.35%         B          $13.09      8,007
EQ/LARGE CAP CORE PLUS........   1.40%         B          $12.99     15,079
EQ/LARGE CAP CORE PLUS........   1.50%         B          $16.68     11,853
EQ/LARGE CAP CORE PLUS........   1.55%         B          $12.70     15,486
EQ/LARGE CAP CORE PLUS........   1.60%         B          $12.60     12,337
EQ/LARGE CAP CORE PLUS........   1.65%         B          $16.42     24,861
EQ/LARGE CAP CORE PLUS........   1.70%         B          $12.41      3,676
EQ/LARGE CAP CORE PLUS........   1.80%         B          $12.22         84
EQ/LARGE CAP CORE PLUS........   1.90%         B          $12.04         14

EQ/LARGE CAP GROWTH INDEX.....   0.95%         B          $12.04         12
EQ/LARGE CAP GROWTH INDEX.....   1.20%         B          $11.60      2,716
EQ/LARGE CAP GROWTH INDEX.....   1.25%         B          $20.19      2,515
EQ/LARGE CAP GROWTH INDEX.....   1.30%         B          $20.04      2,586
EQ/LARGE CAP GROWTH INDEX.....   1.35%         B          $11.35      2,124
EQ/LARGE CAP GROWTH INDEX.....   1.40%         B          $11.26      4,633
EQ/LARGE CAP GROWTH INDEX.....   1.50%         B          $19.67      3,431
EQ/LARGE CAP GROWTH INDEX.....   1.55%         B          $11.01      7,133
EQ/LARGE CAP GROWTH INDEX.....   1.60%         B          $10.93      3,803
EQ/LARGE CAP GROWTH INDEX.....   1.65%         B          $19.37      5,151
EQ/LARGE CAP GROWTH INDEX.....   1.70%         B          $10.77      1,619
EQ/LARGE CAP GROWTH INDEX.....   1.80%         B          $10.61         78
EQ/LARGE CAP GROWTH INDEX.....   1.90%         B          $10.45         15

EQ/LARGE CAP GROWTH PLUS......   0.95%         B          $24.00         15
EQ/LARGE CAP GROWTH PLUS......   1.20%         B          $23.01     10,932
EQ/LARGE CAP GROWTH PLUS......   1.25%         B          $19.56     20,090
EQ/LARGE CAP GROWTH PLUS......   1.30%         B          $19.39     22,792
EQ/LARGE CAP GROWTH PLUS......   1.35%         B          $22.43      5,622
EQ/LARGE CAP GROWTH PLUS......   1.40%         B          $22.25     16,919
EQ/LARGE CAP GROWTH PLUS......   1.50%         B          $19.06     28,679

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                 UNITS
                          CONTRACT                            OUTSTANDING
                          CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                          -------- --------------- ---------- -----------
EQ/LARGE CAP GROWTH PLUS.   1.55%         B          $21.69     20,677
EQ/LARGE CAP GROWTH PLUS.   1.60%         B          $21.51      7,934
EQ/LARGE CAP GROWTH PLUS.   1.65%         B          $18.76     40,272
EQ/LARGE CAP GROWTH PLUS.   1.70%         B          $21.14      4,038
EQ/LARGE CAP GROWTH PLUS.   1.80%         B          $20.79         51
EQ/LARGE CAP GROWTH PLUS.   1.90%         B          $20.44         16

EQ/LARGE CAP VALUE INDEX.   1.20%         B          $ 8.78      1,308
EQ/LARGE CAP VALUE INDEX.   1.25%         B          $ 8.75      5,146
EQ/LARGE CAP VALUE INDEX.   1.30%         B          $ 8.71      6,966
EQ/LARGE CAP VALUE INDEX.   1.35%         B          $ 8.80        465
EQ/LARGE CAP VALUE INDEX.   1.40%         B          $ 8.64      2,179
EQ/LARGE CAP VALUE INDEX.   1.50%         B          $ 8.56      6,197
EQ/LARGE CAP VALUE INDEX.   1.55%         B          $ 8.53      6,156
EQ/LARGE CAP VALUE INDEX.   1.60%         B          $ 8.49        759
EQ/LARGE CAP VALUE INDEX.   1.65%         B          $ 8.46     13,682
EQ/LARGE CAP VALUE INDEX.   1.70%         B          $ 8.42      2,839
EQ/LARGE CAP VALUE INDEX.   1.80%         B          $ 8.35          8

EQ/LARGE CAP VALUE PLUS..   0.95%         B          $18.62         24
EQ/LARGE CAP VALUE PLUS..   1.20%         B          $17.88     16,294
EQ/LARGE CAP VALUE PLUS..   1.25%         B          $14.99     25,327
EQ/LARGE CAP VALUE PLUS..   1.30%         B          $14.87     23,486
EQ/LARGE CAP VALUE PLUS..   1.35%         B          $17.45      8,270
EQ/LARGE CAP VALUE PLUS..   1.40%         B          $17.31     24,356
EQ/LARGE CAP VALUE PLUS..   1.50%         B          $14.60     35,885
EQ/LARGE CAP VALUE PLUS..   1.55%         B          $16.90     21,370
EQ/LARGE CAP VALUE PLUS..   1.60%         B          $16.76     11,130
EQ/LARGE CAP VALUE PLUS..   1.65%         B          $14.37     40,619
EQ/LARGE CAP VALUE PLUS..   1.70%         B          $16.49      4,641
EQ/LARGE CAP VALUE PLUS..   1.80%         B          $16.22        142
EQ/LARGE CAP VALUE PLUS..   1.90%         B          $15.96         41

EQ/MID CAP INDEX.........   0.95%         B          $17.55          5
EQ/MID CAP INDEX.........   1.20%         B          $16.97      4,771
EQ/MID CAP INDEX.........   1.25%         B          $19.59      5,677
EQ/MID CAP INDEX.........   1.30%         B          $19.45      4,905
EQ/MID CAP INDEX.........   1.35%         B          $16.63        593
EQ/MID CAP INDEX.........   1.40%         B          $16.51      6,259
EQ/MID CAP INDEX.........   1.50%         B          $19.08      7,163
EQ/MID CAP INDEX.........   1.55%         B          $16.18      6,322
EQ/MID CAP INDEX.........   1.60%         B          $16.07      2,748
EQ/MID CAP INDEX.........   1.65%         B          $18.78      9,959
EQ/MID CAP INDEX.........   1.70%         B          $15.86      1,646
EQ/MID CAP INDEX.........   1.80%         B          $15.64         18
EQ/MID CAP INDEX.........   1.90%         B          $15.43          3

EQ/MID CAP VALUE PLUS....   0.95%         B          $24.15          6
EQ/MID CAP VALUE PLUS....   1.20%         B          $23.15      4,854
EQ/MID CAP VALUE PLUS....   1.25%         B          $20.35      9,357
EQ/MID CAP VALUE PLUS....   1.30%         B          $20.18      8,025
EQ/MID CAP VALUE PLUS....   1.35%         B          $22.57        671
EQ/MID CAP VALUE PLUS....   1.40%         B          $22.38      7,532
EQ/MID CAP VALUE PLUS....   1.50%         B          $19.83     13,444

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                  -------- --------------- ---------- -----------
EQ/MID CAP VALUE PLUS............   1.55%         B          $21.82       7,186
EQ/MID CAP VALUE PLUS............   1.60%         B          $21.64       3,012
EQ/MID CAP VALUE PLUS............   1.65%         B          $19.52      15,176
EQ/MID CAP VALUE PLUS............   1.70%         B          $21.28       1,593
EQ/MID CAP VALUE PLUS............   1.80%         B          $20.92          25
EQ/MID CAP VALUE PLUS............   1.90%         B          $20.57           9

EQ/MONEY MARKET..................   0.00%         B          $44.43          12
EQ/MONEY MARKET/++/..............   0.65%         B          $ 1.00      10,504
EQ/MONEY MARKET..................   0.95%         B          $32.60           1
EQ/MONEY MARKET..................   1.15%         B          $10.69           2
EQ/MONEY MARKET..................   1.15%         B          $30.53          39
EQ/MONEY MARKET..................   1.20%         B          $30.03         699
EQ/MONEY MARKET/++/..............   1.25%         B          $ 1.00     133,824
EQ/MONEY MARKET..................   1.25%         B          $10.16       3,566
EQ/MONEY MARKET..................   1.30%         B          $ 9.99       6,043
EQ/MONEY MARKET..................   1.35%         B          $28.59         950
EQ/MONEY MARKET..................   1.40%         B          $28.12       1,440
EQ/MONEY MARKET..................   1.50%         B          $ 9.90       7,220
EQ/MONEY MARKET..................   1.55%         B          $26.76       2,525
EQ/MONEY MARKET..................   1.55%         B          $29.86          12
EQ/MONEY MARKET..................   1.60%         B          $26.33       1,189
EQ/MONEY MARKET/++/..............   1.65%         B          $ 1.00      18,408
EQ/MONEY MARKET..................   1.65%         B          $ 9.75       9,546
EQ/MONEY MARKET..................   1.70%         B          $25.47         426
EQ/MONEY MARKET..................   1.70%         B          $29.61           2
EQ/MONEY MARKET..................   1.80%         B          $24.64           4
EQ/MONEY MARKET..................   1.90%         B          $23.84          --

EQ/MORGAN STANLEY MID CAP GROWTH.   0.95%         B          $23.40           7
EQ/MORGAN STANLEY MID CAP GROWTH.   1.20%         B          $22.89       1,034
EQ/MORGAN STANLEY MID CAP GROWTH.   1.25%         B          $22.79       3,223
EQ/MORGAN STANLEY MID CAP GROWTH.   1.30%         B          $22.69       4,640
EQ/MORGAN STANLEY MID CAP GROWTH.   1.35%         B          $22.59         309
EQ/MORGAN STANLEY MID CAP GROWTH.   1.40%         B          $22.50       1,906
EQ/MORGAN STANLEY MID CAP GROWTH.   1.50%         B          $22.30       4,629
EQ/MORGAN STANLEY MID CAP GROWTH.   1.55%         B          $22.20       5,164
EQ/MORGAN STANLEY MID CAP GROWTH.   1.60%         B          $22.10         498
EQ/MORGAN STANLEY MID CAP GROWTH.   1.65%         B          $22.01       6,931
EQ/MORGAN STANLEY MID CAP GROWTH.   1.70%         B          $21.91         835
EQ/MORGAN STANLEY MID CAP GROWTH.   1.80%         B          $21.72           4
EQ/MORGAN STANLEY MID CAP GROWTH.   1.90%         B          $21.53          --

EQ/MUTUAL LARGE CAP EQUITY.......   0.95%         B          $12.47           1
EQ/MUTUAL LARGE CAP EQUITY.......   1.20%         B          $12.24         455
EQ/MUTUAL LARGE CAP EQUITY.......   1.25%         B          $12.19       1,449
EQ/MUTUAL LARGE CAP EQUITY.......   1.30%         B          $12.15       3,620
EQ/MUTUAL LARGE CAP EQUITY.......   1.35%         B          $12.10         109
EQ/MUTUAL LARGE CAP EQUITY.......   1.40%         B          $12.06         590
EQ/MUTUAL LARGE CAP EQUITY.......   1.50%         B          $11.97       1,329
EQ/MUTUAL LARGE CAP EQUITY.......   1.55%         B          $11.93       2,274
EQ/MUTUAL LARGE CAP EQUITY.......   1.60%         B          $11.88         222
EQ/MUTUAL LARGE CAP EQUITY.......   1.65%         B          $11.84       6,618
EQ/MUTUAL LARGE CAP EQUITY.......   1.70%         B          $11.79         637
EQ/MUTUAL LARGE CAP EQUITY.......   1.80%         B          $11.71          --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2013

                                                                   UNITS
                            CONTRACT                            OUTSTANDING
                            CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                            -------- --------------- ---------- -----------
EQ/QUALITY BOND PLUS.......   1.20%         B          $17.17      6,236
EQ/QUALITY BOND PLUS.......   1.25%         B          $11.06     12,844
EQ/QUALITY BOND PLUS.......   1.30%         B          $10.94     20,031
EQ/QUALITY BOND PLUS.......   1.35%         B          $16.65        858
EQ/QUALITY BOND PLUS.......   1.40%         B          $16.48     11,196
EQ/QUALITY BOND PLUS.......   1.50%         B          $10.77     19,295
EQ/QUALITY BOND PLUS.......   1.55%         B          $15.98     12,967
EQ/QUALITY BOND PLUS.......   1.60%         B          $15.81      3,659
EQ/QUALITY BOND PLUS.......   1.65%         B          $10.60     26,638
EQ/QUALITY BOND PLUS.......   1.70%         B          $15.49      2,473
EQ/QUALITY BOND PLUS.......   1.80%         B          $15.18         20
EQ/QUALITY BOND PLUS.......   1.90%         B          $14.87          4

EQ/SMALL COMPANY INDEX.....   0.95%         B          $26.01          5
EQ/SMALL COMPANY INDEX.....   1.20%         B          $24.98      1,504
EQ/SMALL COMPANY INDEX.....   1.25%         B          $21.37      2,889
EQ/SMALL COMPANY INDEX.....   1.30%         B          $21.20      4,106
EQ/SMALL COMPANY INDEX.....   1.35%         B          $24.38        585
EQ/SMALL COMPANY INDEX.....   1.40%         B          $24.18      2,425
EQ/SMALL COMPANY INDEX.....   1.50%         B          $20.82      3,614
EQ/SMALL COMPANY INDEX.....   1.55%         B          $23.60      3,586
EQ/SMALL COMPANY INDEX.....   1.60%         B          $23.41      1,021
EQ/SMALL COMPANY INDEX.....   1.65%         B          $20.50      5,968
EQ/SMALL COMPANY INDEX.....   1.70%         B          $23.04        821
EQ/SMALL COMPANY INDEX.....   1.80%         B          $22.66          3
EQ/SMALL COMPANY INDEX.....   1.90%         B          $22.30          2

EQ/TEMPLETON GLOBAL EQUITY.   0.95%         B          $11.87          1
EQ/TEMPLETON GLOBAL EQUITY.   1.20%         B          $11.66        881
EQ/TEMPLETON GLOBAL EQUITY.   1.25%         B          $11.61      1,988
EQ/TEMPLETON GLOBAL EQUITY.   1.30%         B          $11.57      4,902
EQ/TEMPLETON GLOBAL EQUITY.   1.35%         B          $11.53        173
EQ/TEMPLETON GLOBAL EQUITY.   1.40%         B          $11.48      1,272
EQ/TEMPLETON GLOBAL EQUITY.   1.50%         B          $11.40      2,501
EQ/TEMPLETON GLOBAL EQUITY.   1.55%         B          $11.36      3,271
EQ/TEMPLETON GLOBAL EQUITY.   1.60%         B          $11.31        549
EQ/TEMPLETON GLOBAL EQUITY.   1.65%         B          $11.27      8,818
EQ/TEMPLETON GLOBAL EQUITY.   1.70%         B          $11.23      1,477
EQ/TEMPLETON GLOBAL EQUITY.   1.80%         B          $11.15          2

MULTIMANAGER TECHNOLOGY....   0.95%         B          $17.28         16
MULTIMANAGER TECHNOLOGY....   1.20%         B          $16.76      1,493
MULTIMANAGER TECHNOLOGY....   1.25%         B          $19.48      2,190
MULTIMANAGER TECHNOLOGY....   1.30%         B          $19.36      2,890
MULTIMANAGER TECHNOLOGY....   1.35%         B          $16.46        373
MULTIMANAGER TECHNOLOGY....   1.40%         B          $16.36      3,389
MULTIMANAGER TECHNOLOGY....   1.50%         B          $18.98      4,467
MULTIMANAGER TECHNOLOGY....   1.55%         B          $16.06      4,392
MULTIMANAGER TECHNOLOGY....   1.60%         B          $15.96      1,274
MULTIMANAGER TECHNOLOGY....   1.65%         B          $18.68      4,663
MULTIMANAGER TECHNOLOGY....   1.70%         B          $15.77        487
MULTIMANAGER TECHNOLOGY....   1.80%         B          $15.58         13

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, risk, financial accounting and other expenses related to the Variable Investment Options.
**Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.
***Variable Investment Options where Units Outstanding are less than 500 are denoted by a -.
++This Variable Investment Option is subject to a non-guaranteed fee waiver. If the total return on any given day is negative, the contract charges will be waived in its entirety for such dates. In 2013, the contract charges were 0.00%.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                   AXA AGGRESSIVE AXA BALANCED AXA CONSERVATIVE AXA CONSERVATIVE
                                                                    ALLOCATION*    STRATEGY*     ALLOCATION*    GROWTH STRATEGY*
                                                                   -------------- ------------ ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $ 68,588,740  $ 9,582,354    $ 14,863,713     $ 3,575,738
  Expenses:
   Asset-based charges............................................    42,820,924    7,189,932      27,303,549       3,331,178
                                                                    ------------  -----------    ------------     -----------

NET INVESTMENT INCOME (LOSS)......................................    25,767,816    2,392,422     (12,439,836)        244,560
                                                                    ------------  -----------    ------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (32,433,237)   7,886,725       9,312,143       5,088,899
   Realized gain distribution from the Portfolios.................    80,161,333    2,316,458      40,566,226         905,205
                                                                    ------------  -----------    ------------     -----------
  Net realized gain (loss)........................................    47,728,096   10,203,183      49,878,369       5,994,104
                                                                    ------------  -----------    ------------     -----------

  Change in unrealized appreciation (depreciation) of investments.   549,275,950   45,407,846      13,053,803      13,410,286
                                                                    ------------  -----------    ------------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   597,004,046   55,611,029      62,932,172      19,404,390
                                                                    ------------  -----------    ------------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $622,771,862  $58,003,451    $ 50,492,336     $19,648,950
                                                                    ============  ===========    ============     ===========

                                                                   AXA CONSERVATIVE
                                                                      STRATEGY*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................    $1,382,319
  Expenses:
   Asset-based charges............................................     2,088,415
                                                                      ----------

NET INVESTMENT INCOME (LOSS)......................................      (706,096)
                                                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     1,973,859
   Realized gain distribution from the Portfolios.................       457,341
                                                                      ----------
  Net realized gain (loss)........................................     2,431,200
                                                                      ----------

  Change in unrealized appreciation (depreciation) of investments.     2,435,176
                                                                      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     4,866,376
                                                                      ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $4,160,280
                                                                      ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                   AXA CONSERVATIVE-  AXA GROWTH   AXA MODERATE    AXA MODERATE
                                                                   PLUS ALLOCATION*   STRATEGY*    ALLOCATION*   GROWTH STRATEGY*
                                                                   ----------------- ------------ -------------  ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $ 20,878,399    $ 18,943,745 $ 103,512,355    $ 20,038,373
  Expenses:
   Asset-based charges............................................     24,084,387      10,851,449   100,873,997      13,345,427
                                                                     ------------    ------------ -------------    ------------

NET INVESTMENT INCOME (LOSS)......................................     (3,205,988)      8,092,296     2,638,358       6,692,946
                                                                     ------------    ------------ -------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     13,875,691      10,803,545  (107,299,168)     14,329,727
   Realized gain distribution from the Portfolios.................     47,543,272       3,936,407   187,078,959       5,188,240
                                                                     ------------    ------------ -------------    ------------
  Net realized gain (loss)........................................     61,418,963      14,739,952    79,779,791      19,517,967
                                                                     ------------    ------------ -------------    ------------

  Change in unrealized appreciation (depreciation) of investments.     75,292,868     103,137,961   651,748,956     105,339,335
                                                                     ------------    ------------ -------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    136,711,831     117,877,913   731,528,747     124,857,302
                                                                     ------------    ------------ -------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $133,505,843    $125,970,209 $ 734,167,105    $131,550,248
                                                                     ============    ============ =============    ============

                                                                    AXA MODERATE-
                                                                   PLUS ALLOCATION*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $  198,204,485
  Expenses:
   Asset-based charges............................................     148,761,100
                                                                    --------------

NET INVESTMENT INCOME (LOSS)......................................      49,443,385
                                                                    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (258,672,191)
   Realized gain distribution from the Portfolios.................     328,180,619
                                                                    --------------
  Net realized gain (loss)........................................      69,508,428
                                                                    --------------

  Change in unrealized appreciation (depreciation) of investments.   1,515,754,184
                                                                    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   1,585,262,612
                                                                    --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $1,634,705,997
                                                                    ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                                              EQ/ALLIANCEBERNSTEIN
                                                                   AXA TACTICAL AXA TACTICAL     SHORT DURATION
                                                                   MANAGER 400* MANAGER 2000* GOVERNMENT BOND*(1)
                                                                   ------------ ------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $   552,882   $   662,474      $        --
  Expenses:
   Asset-based charges............................................   2,389,290     4,457,382        6,145,170
                                                                   -----------   -----------      -----------

NET INVESTMENT INCOME (LOSS)......................................  (1,836,408)   (3,794,908)      (6,145,170)
                                                                   -----------   -----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     917,942     2,395,672         (297,895)
   Realized gain distribution from the Portfolios.................  15,141,675    54,519,314               --
                                                                   -----------   -----------      -----------
  Net realized gain (loss)........................................  16,059,617    56,914,986         (297,895)
                                                                   -----------   -----------      -----------

  Change in unrealized appreciation (depreciation) of investments.  13,470,903    17,965,272       (2,830,635)
                                                                   -----------   -----------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  29,530,520    74,880,258       (3,128,530)
                                                                   -----------   -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $27,694,112   $71,085,350      $(9,273,700)
                                                                   ===========   ===========      ===========

                                                                                        EQ/AXA FRANKLIN
                                                                   EQ/ALLIANCEBERNSTEIN SMALL CAP VALUE
                                                                    SMALL CAP GROWTH*        CORE*
                                                                   -------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $    258,400       $   156,366
  Expenses:
   Asset-based charges............................................        7,710,162         2,137,107
                                                                       ------------       -----------

NET INVESTMENT INCOME (LOSS)......................................       (7,451,762)       (1,980,741)
                                                                       ------------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       31,159,566        18,320,693
   Realized gain distribution from the Portfolios.................       52,416,723                --
                                                                       ------------       -----------
  Net realized gain (loss)........................................       83,576,289        18,320,693
                                                                       ------------       -----------

  Change in unrealized appreciation (depreciation) of investments.       85,732,268        25,680,859
                                                                       ------------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      169,308,557        44,001,552
                                                                       ------------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $161,856,795       $42,020,811
                                                                       ============       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(1)Units were made available on May 20, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                    EQ/CALVERT
                                                                     SOCIALLY   EQ/COMMON STOCK EQ/CORE BOND  EQ/EQUITY 500
                                                                   RESPONSIBLE*     INDEX*         INDEX*        INDEX*
                                                                   ------------ --------------- ------------  -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $   467,404   $ 10,889,710   $ 21,703,156  $ 22,403,735
  Expenses:
   Asset-based charges............................................     825,497     12,241,821     19,711,913    22,127,277
                                                                   -----------   ------------   ------------  ------------

NET INVESTMENT INCOME (LOSS)......................................    (358,093)    (1,352,111)     1,991,243       276,458
                                                                   -----------   ------------   ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   2,905,005     24,451,889     (4,211,590)   68,505,770
   Realized gain distribution from the Portfolios.................          --             --             --            --
                                                                   -----------   ------------   ------------  ------------
  Net realized gain (loss)........................................   2,905,005     24,451,889     (4,211,590)   68,505,770
                                                                   -----------   ------------   ------------  ------------

  Change in unrealized appreciation (depreciation) of investments.  13,029,520    200,221,007    (33,129,050)  317,115,834
                                                                   -----------   ------------   ------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  15,934,525    224,672,896    (37,340,640)  385,621,604
                                                                   -----------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $15,576,432   $223,320,785   $(35,349,397) $385,898,062
                                                                   ===========   ============   ============  ============

                                                                   EQ/FRANKLIN CORE
                                                                      BALANCED*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $16,947,437
  Expenses:
   Asset-based charges............................................    10,345,467
                                                                     -----------

NET INVESTMENT INCOME (LOSS)......................................     6,601,970
                                                                     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    10,991,587
   Realized gain distribution from the Portfolios.................            --
                                                                     -----------
  Net realized gain (loss)........................................    10,991,587
                                                                     -----------

  Change in unrealized appreciation (depreciation) of investments.    64,955,060
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    75,946,647
                                                                     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $82,548,617
                                                                     ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                    EQ/FRANKLIN
                                                                     TEMPLETON   EQ/GAMCO MERGERS  EQ/GAMCO SMALL
                                                                    ALLOCATION*  AND ACQUISITIONS* COMPANY VALUE*
                                                                   ------------  ----------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $ 15,226,726     $   870,514     $  2,702,948
  Expenses:
   Asset-based charges............................................   20,806,281       3,079,145       14,698,691
                                                                   ------------     -----------     ------------

NET INVESTMENT INCOME (LOSS)......................................   (5,579,555)     (2,208,631)     (11,995,743)
                                                                   ------------     -----------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   20,537,587       6,000,036       71,356,068
   Realized gain distribution from the Portfolios.................           --       9,701,344       48,305,866
                                                                   ------------     -----------     ------------
  Net realized gain (loss)........................................   20,537,587      15,701,380      119,661,934
                                                                   ------------     -----------     ------------

  Change in unrealized appreciation (depreciation) of investments.  249,781,096       5,048,828      205,842,877
                                                                   ------------     -----------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  270,318,683      20,750,208      325,504,811
                                                                   ------------     -----------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $264,739,128     $18,541,577     $313,509,068
                                                                   ============     ===========     ============

                                                                   EQ/GLOBAL MULTI- EQ/INTERMEDIATE
                                                                    SECTOR EQUITY*  GOVERNMENT BOND*
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $  9,570,000     $   564,037
  Expenses:
   Asset-based charges............................................     15,457,251       4,060,670
                                                                     ------------     -----------

NET INVESTMENT INCOME (LOSS)......................................     (5,887,251)     (3,496,633)
                                                                     ------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (26,291,064)      2,524,330
   Realized gain distribution from the Portfolios.................             --              --
                                                                     ------------     -----------
  Net realized gain (loss)........................................    (26,291,064)      2,524,330
                                                                     ------------     -----------

  Change in unrealized appreciation (depreciation) of investments.    213,202,223      (7,750,017)
                                                                     ------------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    186,911,159      (5,225,687)
                                                                     ------------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $181,023,908     $(8,722,320)
                                                                     ============     ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                   EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                      CORE PLUS*     EQUITY INDEX*     VALUE PLUS*
                                                                   ---------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $ 11,118,200     $ 14,523,665     $  6,450,095
  Expenses:
   Asset-based charges............................................     14,877,493        9,034,290        8,574,321
                                                                     ------------     ------------     ------------

NET INVESTMENT INCOME (LOSS)......................................     (3,759,293)       5,489,375       (2,124,226)
                                                                     ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (38,125,600)     (38,256,223)     (28,780,370)
   Realized gain distribution from the Portfolios.................             --               --               --
                                                                     ------------     ------------     ------------
  Net realized gain (loss)........................................    (38,125,600)     (38,256,223)     (28,780,370)
                                                                     ------------     ------------     ------------

  Change in unrealized appreciation (depreciation) of investments.    241,542,304      146,177,788      126,283,116
                                                                     ------------     ------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    203,416,704      107,921,565       97,502,746
                                                                     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $199,657,411     $113,410,940     $ 95,378,520
                                                                     ============     ============     ============

                                                                   EQ/LARGE CAP  EQ/LARGE CAP
                                                                    CORE PLUS*   GROWTH INDEX*
                                                                   ------------  -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $  8,512,336  $  4,458,641
  Expenses:
   Asset-based charges............................................   15,232,852     6,331,497
                                                                   ------------  ------------

NET INVESTMENT INCOME (LOSS)......................................   (6,720,516)   (1,872,856)
                                                                   ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   15,889,827    25,888,160
   Realized gain distribution from the Portfolios.................   71,514,823    22,619,346
                                                                   ------------  ------------
  Net realized gain (loss)........................................   87,404,650    48,507,506
                                                                   ------------  ------------

  Change in unrealized appreciation (depreciation) of investments.  211,048,484    67,967,943
                                                                   ------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  298,453,134   116,475,449
                                                                   ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $291,732,618  $114,602,593
                                                                   ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                   EQ/LARGE CAP  EQ/LARGE CAP EQ/LARGE CAP
                                                                   GROWTH PLUS*  VALUE INDEX* VALUE PLUS*   EQ/MID CAP INDEX*
                                                                   ------------  ------------ ------------  -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $  5,442,978  $ 5,419,578  $ 32,589,305    $  6,374,105
  Expenses:
   Asset-based charges............................................   29,316,042    5,005,588    29,358,232      12,006,851
                                                                   ------------  -----------  ------------    ------------

NET INVESTMENT INCOME (LOSS)......................................  (23,873,064)     413,990     3,231,073      (5,632,746)
                                                                   ------------  -----------  ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  120,112,233   22,997,921   (62,013,724)     19,139,835
   Realized gain distribution from the Portfolios.................           --           --            --              --
                                                                   ------------  -----------  ------------    ------------
  Net realized gain (loss)........................................  120,112,233   22,997,921   (62,013,724)     19,139,835
                                                                   ------------  -----------  ------------    ------------

  Change in unrealized appreciation (depreciation) of investments.  496,413,793   60,146,576   506,713,055     201,577,664
                                                                   ------------  -----------  ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  616,526,026   83,144,497   444,699,331     220,717,499
                                                                   ------------  -----------  ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $592,652,962  $83,558,487  $447,930,404    $215,084,753
                                                                   ============  ===========  ============    ============

                                                                   EQ/MID CAP VALUE
                                                                        PLUS*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $  6,917,193
  Expenses:
   Asset-based charges............................................     17,895,795
                                                                     ------------

NET INVESTMENT INCOME (LOSS)......................................    (10,978,602)
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     22,271,985
   Realized gain distribution from the Portfolios.................             --
                                                                     ------------
  Net realized gain (loss)........................................     22,271,985
                                                                     ------------

  Change in unrealized appreciation (depreciation) of investments.    300,681,587
                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    322,953,572
                                                                     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $311,974,970
                                                                     ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                                   EQ/MORGAN     EQ/MUTUAL
                                                                     EQ/MONEY       STANLEY      LARGE CAP    EQ/QUALITY
                                                                     MARKET*    MID CAP GROWTH*   EQUITY*     BOND PLUS*
                                                                   -----------  --------------- -----------  ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $        --   $         --   $ 1,354,111  $  5,458,749
  Expenses:
   Asset-based charges............................................   6,806,531      8,727,687     3,073,387    14,102,071
                                                                   -----------   ------------   -----------  ------------

NET INVESTMENT INCOME (LOSS)......................................  (6,806,531)    (8,727,687)   (1,719,276)   (8,643,322)
                                                                   -----------   ------------   -----------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (10,110)    51,787,300     2,174,834   (17,546,404)
   Realized gain distribution from the Portfolios.................       3,891     36,278,675            --            --
                                                                   -----------   ------------   -----------  ------------
  Net realized gain (loss)........................................      (6,219)    88,065,975     2,174,834   (17,546,404)
                                                                   -----------   ------------   -----------  ------------

  Change in unrealized appreciation (depreciation) of investments.      10,112    103,888,940    48,509,014    (4,176,289)
                                                                   -----------   ------------   -----------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       3,893    191,954,915    50,683,848   (21,722,693)
                                                                   -----------   ------------   -----------  ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(6,802,638)  $183,227,228   $48,964,572  $(30,366,015)
                                                                   ===========   ============   ===========  ============

                                                                      EQ/SMALL
                                                                   COMPANY INDEX*
                                                                   --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $  5,056,564
  Expenses:
   Asset-based charges............................................     7,820,788
                                                                    ------------

NET INVESTMENT INCOME (LOSS)......................................    (2,764,224)
                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    25,131,798
   Realized gain distribution from the Portfolios.................    41,193,804
                                                                    ------------
  Net realized gain (loss)........................................    66,325,602
                                                                    ------------

  Change in unrealized appreciation (depreciation) of investments.    96,503,915
                                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   162,829,517
                                                                    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $160,065,293
                                                                    ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                    EQ/TEMPLETON  MULTIMANAGER
                                                                   GLOBAL EQUITY* TECHNOLOGY*
                                                                   -------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $ 2,126,279   $         --
  Expenses:
   Asset-based charges............................................    3,561,310      6,079,317
                                                                    -----------   ------------

NET INVESTMENT INCOME (LOSS)......................................   (1,435,031)    (6,079,317)
                                                                    -----------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    2,676,385     38,656,601
   Realized gain distribution from the Portfolios.................           --             --
                                                                    -----------   ------------
  Net realized gain (loss)........................................    2,676,385     38,656,601
                                                                    -----------   ------------

  Change in unrealized appreciation (depreciation) of investments.   51,998,365     88,378,722
                                                                    -----------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   54,674,750    127,035,323
                                                                    -----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $53,239,719   $120,956,006
                                                                    ===========   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                      AXA AGGRESSIVE
                                                                                                        ALLOCATION*
                                                                                              ------------------------------
                                                                                                   2013            2012
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   25,767,816  $  (18,153,074)
  Net realized gain (loss) on investments....................................................     47,728,096    (128,283,948)
  Change in unrealized appreciation (depreciation) of investments............................    549,275,950     458,867,595
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from operations......................................    622,771,862     312,430,573
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     27,370,414      36,313,934
   Transfers to Separate Account No. 70......................................................    (14,747,567)             --
   Transfers between Variable Investment Options including guaranteed interest account, net..     27,423,786    (134,496,724)
   Redemptions for contract benefits and terminations........................................   (290,124,026)   (127,466,677)
   Contract maintenance charges..............................................................    (42,563,635)    (42,732,300)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................   (292,641,028)   (268,381,767)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       (188,952)             --
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................    329,941,882      44,048,806
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,647,688,399   2,603,639,593
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $2,977,630,281  $2,647,688,399
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --             252
  Redeemed...................................................................................             --            (193)
  Units Transferred to Separate Account No. 70...............................................         (1,252)             --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................         (1,252)             59
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         10,208           7,927
  Redeemed...................................................................................        (29,402)        (30,267)
  Units Transferred to Separate Account No. 70...............................................             --              --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................        (19,194)        (22,340)
                                                                                              ==============  ==============

                                                                                                       AXA BALANCED
                                                                                                         STRATEGY*
                                                                                              ------------------------------
                                                                                                   2013            2012
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $    2,392,422  $   (6,469,195)
  Net realized gain (loss) on investments....................................................     10,203,183       4,497,212
  Change in unrealized appreciation (depreciation) of investments............................     45,407,846      70,120,688
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from operations......................................     58,003,451      68,148,705
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................      1,439,888     243,747,752
   Transfers to Separate Account No. 70......................................................   (744,206,413)              -
   Transfers between Variable Investment Options including guaranteed interest account, net..      9,125,911      98,097,074
   Redemptions for contract benefits and terminations........................................    (23,261,289)    (32,020,327)
   Contract maintenance charges..............................................................     (6,966,382)    (13,375,848)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................   (763,868,285)    296,448,651
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       (149,713)         47,199
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................   (706,014,547)    364,644,555
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,229,043,963     864,399,408
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $  523,029,416  $1,229,043,963
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --              --
  Redeemed...................................................................................             --              --
  Units Transferred to Separate Account No. 70...............................................             --              --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................             --              --
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          2,039          29,287
  Redeemed...................................................................................         (3,475)         (4,289)
  Units Transferred to Separate Account No. 70...............................................        (63,621)             --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................        (65,057)         24,998
                                                                                              ==============  ==============

                                                                                                     AXA CONSERVATIVE
                                                                                                        ALLOCATION*
                                                                                              ------------------------------
                                                                                                   2013            2012
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (12,439,836) $  (13,464,695)
  Net realized gain (loss) on investments....................................................     49,878,369      30,558,291
  Change in unrealized appreciation (depreciation) of investments............................     13,053,803      43,254,626
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from operations......................................     50,492,336      60,348,222
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     15,258,547      23,290,493
   Transfers to Separate Account No. 70......................................................              -               -
   Transfers between Variable Investment Options including guaranteed interest account, net..   (227,433,011)    122,551,079
   Redemptions for contract benefits and terminations........................................   (254,541,347)   (173,296,243)
   Contract maintenance charges..............................................................    (27,840,729)    (29,320,552)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................   (494,556,540)    (56,775,223)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       (289,183)          9,999
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................   (444,353,387)      3,582,998
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,018,146,657   2,014,563,659
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,573,793,270  $2,018,146,657
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --              --
  Redeemed...................................................................................             --              --
  Units Transferred to Separate Account No. 70...............................................             --              --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................             --              --
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         14,092          29,286
  Redeemed...................................................................................        (54,188)        (34,020)
  Units Transferred to Separate Account No. 70...............................................             --              --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................        (40,096)         (4,734)
                                                                                              ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                AXA CONSERVATIVE GROWTH
                                                                                                       STRATEGY*
                                                                                              ---------------------------
                                                                                                   2013          2012
                                                                                              -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $     244,560  $ (3,385,387)
  Net realized gain (loss) on investments....................................................     5,994,104     2,252,377
  Change in unrealized appreciation (depreciation) of investments............................    13,410,286    29,875,274
                                                                                              -------------  ------------

  Net increase (decrease) in net assets from operations......................................    19,648,950    28,742,264
                                                                                              -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................       317,460   105,248,287
   Transfers to Separate Account No. 70......................................................  (389,754,451)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..    (7,519,391)   56,203,117
   Redemptions for contract benefits and terminations........................................   (11,229,088)  (22,241,088)
   Contract maintenance charges..............................................................    (3,090,975)   (6,925,620)
                                                                                              -------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (411,276,445)  132,284,696
                                                                                              -------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      (133,519)       25,799
                                                                                              -------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  (391,761,014)  161,052,759
NET ASSETS -- BEGINNING OF PERIOD............................................................   617,184,266   456,131,507
                                                                                              -------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $ 225,423,252  $617,184,266
                                                                                              =============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         1,223        15,190
  Redeemed...................................................................................        (2,883)       (3,784)
  Units Transferred to Separate Account No. 70...............................................       (34,074)           --
                                                                                              -------------  ------------
  Net Increase (Decrease)....................................................................       (35,734)       11,406
                                                                                              =============  ============

                                                                                                    AXA CONSERVATIVE
                                                                                                       STRATEGY*
                                                                                              ---------------------------
                                                                                                   2013          2012
                                                                                              -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $    (706,096) $ (2,063,117)
  Net realized gain (loss) on investments....................................................     2,431,200     1,554,719
  Change in unrealized appreciation (depreciation) of investments............................     2,435,176    10,842,844
                                                                                              -------------  ------------

  Net increase (decrease) in net assets from operations......................................     4,160,280    10,334,446
                                                                                              -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................       155,512    83,154,234
   Transfers to Separate Account No. 70......................................................  (269,945,716)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..   (23,225,162)   56,079,591
   Redemptions for contract benefits and terminations........................................    (7,376,631)  (19,521,890)
   Contract maintenance charges..............................................................    (1,950,953)   (4,501,873)
                                                                                              -------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (302,342,950)  115,210,062
                                                                                              -------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      (123,132)       16,000
                                                                                              -------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  (298,305,802)  125,560,508
NET ASSETS -- BEGINNING OF PERIOD............................................................   430,930,949   305,370,441
                                                                                              -------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $ 132,625,147  $430,930,949
                                                                                              =============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         1,059        16,079
  Redeemed...................................................................................        (3,843)       (5,724)
  Units Transferred to Separate Account No. 70...............................................       (24,526)           --
                                                                                              -------------  ------------
  Net Increase (Decrease)....................................................................       (27,310)       10,355
                                                                                              =============  ============

                                                                                                   AXA CONSERVATIVE-PLUS
                                                                                                        ALLOCATION*
                                                                                              ------------------------------
                                                                                                   2013            2012
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (3,205,988) $  (11,681,930)
  Net realized gain (loss) on investments....................................................     61,418,963      (1,094,303)
  Change in unrealized appreciation (depreciation) of investments............................     75,292,868     106,819,312
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from operations......................................    133,505,843      94,043,079
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     16,599,436      18,068,478
   Transfers to Separate Account No. 70......................................................             --              --
   Transfers between Variable Investment Options including guaranteed interest account, net..    (59,734,992)     53,608,168
   Redemptions for contract benefits and terminations........................................   (205,594,538)   (125,871,113)
   Contract maintenance charges..............................................................    (23,085,466)    (23,678,678)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................   (271,815,560)    (77,873,145)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        (11,004)             --
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................   (138,320,721)     16,169,934
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,663,793,331   1,647,623,397
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,525,472,610  $1,663,793,331
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          7,986          12,692
  Redeemed...................................................................................        (29,098)        (19,078)
  Units Transferred to Separate Account No. 70...............................................             --              --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................        (21,112)         (6,386)
                                                                                              ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                        AXA GROWTH
                                                                                                         STRATEGY*
                                                                                              ------------------------------
                                                                                                   2013            2012
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $    8,092,296  $   (5,732,307)
  Net realized gain (loss) on investments....................................................     14,739,952       6,055,060
  Change in unrealized appreciation (depreciation) of investments............................    103,137,961      76,852,004
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from operations......................................    125,970,209      77,174,757
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................      1,937,973     198,361,820
   Transfers to Separate Account No. 70......................................................   (338,942,925)             --
   Transfers between Variable Investment Options including guaranteed interest account, net..     27,018,744      59,754,709
   Redemptions for contract benefits and terminations........................................    (25,781,103)    (25,753,409)
   Contract maintenance charges..............................................................     (9,844,961)    (10,715,982)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................   (345,612,272)    221,647,138
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       (160,769)         39,001
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................   (219,802,832)    298,860,896
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,025,037,938     726,177,042
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $  805,235,106  $1,025,037,938
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --              --
  Redeemed...................................................................................             --              --
  Units Transferred to Separate Account No. 70...............................................             --              --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................             --              --
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          2,452          21,226
  Redeemed...................................................................................         (2,910)         (3,956)
  Units Transferred to Separate Account No. 70...............................................        (26,085)             --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................        (26,543)         17,270
                                                                                              ==============  ==============

                                                                                                       AXA MODERATE
                                                                                                        ALLOCATION*
                                                                                              ------------------------------
                                                                                                   2013            2012
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $    2,638,358  $  (50,096,350)
  Net realized gain (loss) on investments....................................................     79,779,791     (86,897,586)
  Change in unrealized appreciation (depreciation) of investments............................    651,748,956     611,536,153
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from operations......................................    734,167,105     474,542,217
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     66,197,699      75,884,979
   Transfers to Separate Account No. 70......................................................    (35,337,618)             --
   Transfers between Variable Investment Options including guaranteed interest account, net..      8,241,846      (5,665,803)
   Redemptions for contract benefits and terminations........................................   (786,421,494)   (483,095,642)
   Contract maintenance charges..............................................................    (96,748,784)    (97,758,813)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................   (844,068,351)   (510,635,279)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        (11,186)             --
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................   (109,912,432)    (36,093,062)
NET ASSETS -- BEGINNING OF PERIOD............................................................  6,735,010,836   6,771,103,898
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $6,625,098,404  $6,735,010,836
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --             710
  Redeemed...................................................................................             --            (314)
  Units Transferred to Separate Account No. 70...............................................         (3,113)             --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................         (3,113)            396
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          7,588           9,231
  Redeemed...................................................................................        (57,334)        (42,499)
  Units Transferred to Separate Account No. 70...............................................             --              --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................        (49,746)        (33,268)
                                                                                              ==============  ==============

                                                                                                    AXA MODERATE GROWTH
                                                                                                         STRATEGY*
                                                                                              -------------------------------
                                                                                                    2013            2012
                                                                                              ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $     6,692,946  $  (18,971,462)
  Net realized gain (loss) on investments....................................................      19,517,967      11,342,142
  Change in unrealized appreciation (depreciation) of investments............................     105,339,335     209,834,831
                                                                                              ---------------  --------------

  Net increase (decrease) in net assets from operations......................................     131,550,248     202,205,511
                                                                                              ---------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................       1,454,842     455,092,013
   Transfers to Separate Account No. 70......................................................  (2,092,578,678)             --
   Transfers between Variable Investment Options including guaranteed interest account, net..      10,737,898     180,280,839
   Redemptions for contract benefits and terminations........................................     (37,532,599)    (76,571,911)
   Contract maintenance charges..............................................................     (12,754,853)    (35,432,764)
                                                                                              ---------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................  (2,130,673,390)    523,368,177
                                                                                              ---------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         (70,245)         82,001
                                                                                              ---------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................  (1,999,193,387)    725,655,689
NET ASSETS -- BEGINNING OF PERIOD............................................................   2,970,678,198   2,245,022,509
                                                                                              ---------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $   971,484,811  $2,970,678,198
                                                                                              ===============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................              --              --
  Redeemed...................................................................................              --              --
  Units Transferred to Separate Account No. 70...............................................              --              --
                                                                                              ---------------  --------------
  Net Increase (Decrease)....................................................................              --              --
                                                                                              ===============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................           1,941          52,914
  Redeemed...................................................................................          (4,583)         (9,126)
  Units Transferred to Separate Account No. 70...............................................        (178,809)             --
                                                                                              ---------------  --------------
  Net Increase (Decrease)....................................................................        (181,451)         43,788
                                                                                              ===============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                     AXA MODERATE-PLUS
                                                                                                        ALLOCATION*
                                                                                              -------------------------------
                                                                                                    2013            2012
                                                                                              ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $    49,443,385  $  (71,320,482)
  Net realized gain (loss) on investments....................................................      69,508,428    (208,239,527)
  Change in unrealized appreciation (depreciation) of investments............................   1,515,754,184   1,186,796,460
                                                                                              ---------------  --------------

  Net increase (decrease) in net assets from operations......................................   1,634,705,997     907,236,451
                                                                                              ---------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     104,064,221     111,916,080
   Transfers to Separate Account No. 70......................................................     (32,282,190)             --
   Transfers between Variable Investment Options including guaranteed interest account, net..     (64,397,431)   (290,387,735)
   Redemptions for contract benefits and terminations........................................  (1,082,728,417)   (557,821,605)
   Contract maintenance charges..............................................................    (148,396,385)   (150,898,069)
                                                                                              ---------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................  (1,223,740,202)   (887,191,329)
                                                                                              ---------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        (186,573)             --
                                                                                              ---------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................     410,779,222      20,045,122
NET ASSETS -- BEGINNING OF PERIOD............................................................   9,543,671,776   9,523,626,654
                                                                                              ---------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $ 9,954,450,998  $9,543,671,776
                                                                                              ===============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................              --             564
  Redeemed...................................................................................              --            (654)
  Units Transferred to Separate Account No. 70...............................................          (2,787)             --
                                                                                              ---------------  --------------
  Net Increase (Decrease)....................................................................          (2,787)            (90)
                                                                                              ===============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................           8,100           7,667
  Redeemed...................................................................................         (90,500)        (78,121)
  Units Transferred to Separate Account No. 70...............................................              --              --
                                                                                              ---------------  --------------
  Net Increase (Decrease)....................................................................         (82,400)        (70,454)
                                                                                              ===============  ==============

                                                                                                     AXA TACTICAL
                                                                                                   MANAGER 400*(P)
                                                                                              -------------------------
                                                                                                  2013          2012
                                                                                              ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,836,408) $  (699,118)
  Net realized gain (loss) on investments....................................................   16,059,617    1,019,339
  Change in unrealized appreciation (depreciation) of investments............................   13,470,903    7,109,268
                                                                                              ------------  -----------

  Net increase (decrease) in net assets from operations......................................   27,694,112    7,429,489
                                                                                              ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    1,269,266    9,638,510
   Transfers to Separate Account No. 70......................................................  (63,476,172)          --
   Transfers between Variable Investment Options including guaranteed interest account, net..  358,625,136    3,070,943
   Redemptions for contract benefits and terminations........................................  (21,284,179)    (977,937)
   Contract maintenance charges..............................................................   (2,185,747)    (713,260)
                                                                                              ------------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  272,948,304   11,018,256
                                                                                              ------------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............     (203,674)       2,000
                                                                                              ------------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  300,438,742   18,449,745
NET ASSETS -- BEGINNING OF PERIOD............................................................   63,673,508   45,223,763
                                                                                              ------------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $364,112,250  $63,673,508
                                                                                              ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --           --
  Redeemed...................................................................................           --           --
  Units Transferred to Separate Account No. 70...............................................           --           --
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................           --           --
                                                                                              ============  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       36,130        1,278
  Redeemed...................................................................................       (3,749)        (384)
  Units Transferred to Separate Account No. 70...............................................       (4,831)          --
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................       27,550          894
                                                                                              ============  ===========

                                                                                                     AXA TACTICAL
                                                                                                 MANAGER 2000*(K)(L)
                                                                                              -------------------------
                                                                                                  2013          2012
                                                                                              ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (3,794,908) $  (698,683)
  Net realized gain (loss) on investments....................................................   56,914,986    1,351,447
  Change in unrealized appreciation (depreciation) of investments............................   17,965,272    7,059,438
                                                                                              ------------  -----------

  Net increase (decrease) in net assets from operations......................................   71,085,350    7,712,202
                                                                                              ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    2,666,012   10,609,788
   Transfers to Separate Account No. 70......................................................  (69,827,439)          --
   Transfers between Variable Investment Options including guaranteed interest account, net..  636,087,441    3,761,774
   Redemptions for contract benefits and terminations........................................  (39,586,684)  (1,074,815)
   Contract maintenance charges..............................................................   (3,740,678)    (786,504)
                                                                                              ------------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  525,598,652   12,510,243
                                                                                              ------------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............     (201,589)       2,998
                                                                                              ------------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  596,482,413   20,225,443
NET ASSETS -- BEGINNING OF PERIOD............................................................   70,017,663   49,792,220
                                                                                              ------------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $666,500,076  $70,017,663
                                                                                              ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --           --
  Redeemed...................................................................................           --           --
  Units Transferred to Separate Account No. 70...............................................           --           --
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................           --           --
                                                                                              ============  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       62,672        1,391
  Redeemed...................................................................................       (6,873)        (371)
  Units Transferred to Separate Account No. 70...............................................       (5,328)          --
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................       50,471        1,020
                                                                                              ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                               EQ/ALLIANCEBERNSTEIN
                                                                                                  SHORT DURATION
                                                                                              GOVERNMENT BOND*(A)(Q)
                                                                                              ----------------------
                                                                                                       2013
                                                                                              ----------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................      $ (6,145,170)
  Net realized gain (loss) on investments....................................................          (297,895)
  Change in unrealized appreciation (depreciation) of investments............................        (2,830,635)
                                                                                                   ------------

  Net increase (decrease) in net assets from operations......................................        (9,273,700)
                                                                                                   ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................         6,979,365
   Transfers to Separate Account No. 70......................................................                --
   Transfers between Variable Investment Options including guaranteed interest account, net..       928,121,525
   Redemptions for contract benefits and terminations........................................       (64,421,482)
   Contract maintenance charges..............................................................        (6,155,621)
                                                                                                   ------------

  Net increase (decrease) in net assets from contractowner transactions......................       864,523,787
                                                                                                   ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............                --
                                                                                                   ------------

INCREASE (DECREASE) IN NET ASSETS............................................................       855,250,087
NET ASSETS -- BEGINNING OF PERIOD............................................................                --
                                                                                                   ------------

NET ASSETS -- END OF PERIOD..................................................................      $855,250,087
                                                                                                   ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................                --
  Redeemed...................................................................................                --
  Units Transferred to Separate Account No. 70...............................................                --
                                                                                                   ------------
  Net Increase (Decrease)....................................................................                --
                                                                                                   ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................            99,449
  Redeemed...................................................................................           (12,642)
  Units Transferred to Separate Account No. 70...............................................                --
                                                                                                   ------------
  Net Increase (Decrease)....................................................................            86,807
                                                                                                   ============

                                                                                                 EQ/ALLIANCEBERNSTEIN
                                                                                                   SMALL CAP GROWTH*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (7,451,762) $ (5,857,373)
  Net realized gain (loss) on investments....................................................   83,576,289    40,405,718
  Change in unrealized appreciation (depreciation) of investments............................   85,732,268    24,365,110
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................  161,856,795    58,913,455
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    2,100,459    11,313,332
   Transfers to Separate Account No. 70......................................................  (13,415,226)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..   26,526,215    (1,667,242)
   Redemptions for contract benefits and terminations........................................  (49,711,993)  (28,893,050)
   Contract maintenance charges..............................................................   (6,665,122)   (6,224,588)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (41,165,667)  (25,471,548)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      (88,823)       80,002
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  120,602,305    33,521,909
NET ASSETS -- BEGINNING OF PERIOD............................................................  469,625,907   436,103,998
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $590,228,212  $469,625,907
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --           214
  Redeemed...................................................................................           --           (65)
  Units Transferred to Separate Account No. 70...............................................         (408)           --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................         (408)          149
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        3,483         3,125
  Redeemed...................................................................................       (4,535)       (4,622)
  Units Transferred to Separate Account No. 70...............................................         (367)           --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,419)       (1,497)
                                                                                              ============  ============

                                                                                               EQ/AXA FRANKLIN SMALL CAP
                                                                                                      VALUE CORE*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,980,741) $ (1,045,189)
  Net realized gain (loss) on investments....................................................   18,320,693     7,866,906
  Change in unrealized appreciation (depreciation) of investments............................   25,680,859    11,312,282
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................   42,020,811    18,133,999
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    1,254,758     5,074,686
   Transfers to Separate Account No. 70......................................................   (7,172,428)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..    6,605,187    (4,589,951)
   Redemptions for contract benefits and terminations........................................  (17,724,412)   (6,246,506)
   Contract maintenance charges..............................................................   (2,236,560)   (2,113,196)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (19,273,455)   (7,874,967)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............     (140,093)        1,401
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   22,607,263    10,260,433
NET ASSETS -- BEGINNING OF PERIOD............................................................  135,657,282   125,396,849
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $158,264,545  $135,657,282
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            51
  Redeemed...................................................................................           --           (58)
  Units Transferred to Separate Account No. 70...............................................         (163)           --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................         (163)           (7)
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        3,531         2,883
  Redeemed...................................................................................       (4,601)       (3,725)
  Units Transferred to Separate Account No. 70...............................................         (494)           --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,564)         (842)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                 EQ/CALVERT SOCIALLY
                                                                                                    RESPONSIBLE*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (358,093) $  (224,701)
  Net realized gain (loss) on investments....................................................   2,905,005      150,774
  Change in unrealized appreciation (depreciation) of investments............................  13,029,520    6,468,968
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................  15,576,432    6,395,041
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     577,983      966,622
   Transfers to Separate Account No. 70......................................................    (654,969)          --
   Transfers between Variable Investment Options including guaranteed interest account, net..  12,630,174    1,614,628
   Redemptions for contract benefits and terminations........................................  (6,208,084)  (3,406,733)
   Contract maintenance charges..............................................................    (793,498)    (679,563)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   5,551,606   (1,505,046)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         302        6,501
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  21,128,340    4,896,496
NET ASSETS -- BEGINNING OF PERIOD............................................................  47,239,592   42,343,096
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $68,367,932  $47,239,592
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
  Units Transferred to Separate Account No. 70...............................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       1,421          682
  Redeemed...................................................................................        (894)        (821)
  Units Transferred to Separate Account No. 70...............................................         (63)          --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         464         (139)
                                                                                              ===========  ===========

                                                                                                EQ/COMMON STOCK INDEX*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,352,111) $    781,397
  Net realized gain (loss) on investments....................................................   24,451,889     3,385,321
  Change in unrealized appreciation (depreciation) of investments............................  200,221,007    93,781,377
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................  223,320,785    97,948,095
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    4,842,920     8,014,542
   Transfers to Separate Account No. 70......................................................   (2,984,123)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..   34,656,376   (14,287,970)
   Redemptions for contract benefits and terminations........................................  (89,164,285)  (51,646,641)
   Contract maintenance charges..............................................................  (10,453,137)   (9,971,324)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (63,102,249)  (67,891,393)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --        55,793
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  160,218,536    30,112,495
NET ASSETS -- BEGINNING OF PERIOD............................................................  749,887,382   719,774,887
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $910,105,918  $749,887,382
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            87
  Redeemed...................................................................................           --           (29)
  Units Transferred to Separate Account No. 70...............................................         (223)           --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................         (223)           58
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        3,014         1,215
  Redeemed...................................................................................       (4,687)       (3,758)
  Units Transferred to Separate Account No. 70...............................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,673)       (2,543)
                                                                                              ============  ============

                                                                                                 EQ/CORE BOND INDEX*(U)(V)
                                                                                              ------------------------------
                                                                                                   2013            2012
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $    1,991,243  $       71,695
  Net realized gain (loss) on investments....................................................     (4,211,590)     (4,237,062)
  Change in unrealized appreciation (depreciation) of investments............................    (33,129,050)     24,086,418
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from operations......................................    (35,349,397)     19,921,051
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     13,920,854      62,999,108
   Transfers to Separate Account No. 70......................................................   (285,787,158)             --
   Transfers between Variable Investment Options including guaranteed interest account, net..  1,045,134,663      95,688,422
   Redemptions for contract benefits and terminations........................................   (149,807,738)    (77,991,180)
   Contract maintenance charges..............................................................    (17,077,651)    (15,961,695)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................    606,382,990      64,734,655
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       (160,385)             --
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................    570,873,208      84,655,706
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,241,250,177   1,156,594,471
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,812,123,385  $1,241,250,177
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --              --
  Redeemed...................................................................................             --              --
  Units Transferred to Separate Account No. 70...............................................             --              --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................             --              --
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         95,977          18,254
  Redeemed...................................................................................        (20,287)        (11,850)
  Units Transferred to Separate Account No. 70...............................................        (26,138)             --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................         49,552           6,404
                                                                                              ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                                   EQ/EQUITY 500 INDEX*
                                                                                              ------------------------------
                                                                                                   2013            2012
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $      276,458  $    2,965,274
  Net realized gain (loss) on investments....................................................     68,505,770      15,710,630
  Change in unrealized appreciation (depreciation) of investments............................    315,566,187     139,108,887
  Change in unrealized appreciation (depreciation) of investments............................    317,115,834     139,108,887
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from operations......................................    385,898,062     157,784,791
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................      9,943,054      22,326,472
   Transfers to Separate Account No. 70......................................................    (18,587,620)             --
   Transfers between Variable Investment Options including guaranteed interest account, net..    161,877,184      48,663,182
   Redemptions for contract benefits and terminations........................................   (141,390,652)    (84,794,515)
   Contract maintenance charges..............................................................    (18,152,165)    (16,001,464)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................     (6,310,199)    (29,806,325)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       (113,245)        137,199
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................    379,474,618     128,115,665
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,295,183,921   1,167,068,256
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,674,658,539  $1,295,183,921
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --             418
  Redeemed...................................................................................             --            (165)
  Units Transferred to Separate Account No. 70...............................................         (1,409)             --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................         (1,409)            253
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         11,517          10,068
  Redeemed...................................................................................         (9,821)        (10,751)
  Units Transferred to Separate Account No. 70...............................................             --              --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................          1,696            (683)
                                                                                              ==============  ==============

                                                                                              EQ/FRANKLIN CORE BALANCED*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $  6,601,970  $ 10,309,624
  Net realized gain (loss) on investments....................................................   10,991,587    (7,543,805)
  Change in unrealized appreciation (depreciation) of investments............................   64,862,109    49,602,945
  Change in unrealized appreciation (depreciation) of investments............................   64,955,060    49,602,945
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................   82,548,617    52,368,764
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,240,198     9,187,668
   Transfers to Separate Account No. 70......................................................   (4,927,714)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..  116,042,733    93,076,685
   Redemptions for contract benefits and terminations........................................  (73,128,370)  (40,122,696)
   Contract maintenance charges..............................................................  (11,124,928)   (9,798,141)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   33,101,919    52,343,516
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............     (260,474)           --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  115,390,062   104,712,280
NET ASSETS -- BEGINNING OF PERIOD............................................................  629,709,915   524,997,635
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $745,099,977  $629,709,915
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            64
  Redeemed...................................................................................           --           (24)
  Units Transferred to Separate Account No. 70...............................................         (133)           --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................         (133)           40
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       13,210        12,098
  Redeemed...................................................................................       (9,912)       (7,056)
  Units Transferred to Separate Account No. 70...............................................         (306)           --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        2,992         5,042
                                                                                              ============  ============

                                                                                                   EQ/FRANKLIN TEMPLETON
                                                                                                        ALLOCATION*
                                                                                              ------------------------------
                                                                                                   2013            2012
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (5,579,555) $    2,864,209
  Net realized gain (loss) on investments....................................................     20,537,587     (25,776,014)
  Change in unrealized appreciation (depreciation) of investments............................    249,550,027     175,573,874
  Change in unrealized appreciation (depreciation) of investments............................    249,781,096     175,573,874
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from operations......................................    264,739,128     152,662,069
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     15,822,413      16,803,047
   Transfers to Separate Account No. 70......................................................     (4,506,469)             --
   Transfers between Variable Investment Options including guaranteed interest account, net..     76,383,640     (21,994,755)
   Redemptions for contract benefits and terminations........................................   (182,993,627)    (77,690,950)
   Contract maintenance charges..............................................................    (20,160,798)    (19,567,449)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................   (115,454,841)   (102,450,107)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       (100,724)          6,998
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................    149,183,563      50,218,960
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,265,675,517   1,215,456,557
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,414,859,080  $1,265,675,517
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --              27
  Redeemed...................................................................................             --             (15)
  Units Transferred to Separate Account No. 70...............................................           (100)             --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................           (100)             12
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         10,247           4,416
  Redeemed...................................................................................        (21,337)        (16,887)
  Units Transferred to Separate Account No. 70...............................................           (383)             --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................        (11,473)        (12,471)
                                                                                              ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                 EQ/GAMCO MERGERS AND
                                                                                                     ACQUISITIONS*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (2,208,631) $ (3,095,087)
  Net realized gain (loss) on investments....................................................   15,701,380     7,732,673
  Change in unrealized appreciation (depreciation) of investments............................    5,048,828     2,669,829
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................   18,541,577     7,307,415
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    1,173,663     2,852,665
   Transfers to Separate Account No. 70......................................................   (5,035,846)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..   20,411,528    (1,118,963)
   Redemptions for contract benefits and terminations........................................  (18,514,069)  (11,289,730)
   Contract maintenance charges..............................................................   (3,069,721)   (3,211,235)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   (5,034,445)  (12,767,263)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      (10,851)           --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   13,496,281    (5,459,848)
NET ASSETS -- BEGINNING OF PERIOD............................................................  200,466,760   205,926,608
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $213,963,041  $200,466,760
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --           145
  Redeemed...................................................................................           --           (65)
  Units Transferred to Separate Account No. 70...............................................         (440)           --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................         (440)           80
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        3,108         2,202
  Redeemed...................................................................................       (3,089)       (3,295)
  Units Transferred to Separate Account No. 70...............................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           19        (1,093)
                                                                                              ============  ============

                                                                                                     EQ/GAMCO SMALL
                                                                                                     COMPANY VALUE*
                                                                                              ----------------------------
                                                                                                   2013           2012
                                                                                              --------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (11,995,743) $ (2,050,196)
  Net realized gain (loss) on investments....................................................    119,661,934    59,825,085
  Change in unrealized appreciation (depreciation) of investments............................    205,842,877    70,335,121
                                                                                              --------------  ------------

  Net increase (decrease) in net assets from operations......................................    313,509,068   128,110,010
                                                                                              --------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................      5,240,213    18,572,190
   Transfers to Separate Account No. 70......................................................    (53,051,954)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..     54,557,936     1,675,694
   Redemptions for contract benefits and terminations........................................    (97,448,379)  (44,513,247)
   Contract maintenance charges..............................................................    (14,126,691)  (12,534,582)
                                                                                              --------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   (104,828,875)  (36,799,945)
                                                                                              --------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        (98,692)           --
                                                                                              --------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    208,581,501    91,310,065
NET ASSETS -- BEGINNING OF PERIOD............................................................    906,650,060   815,339,995
                                                                                              --------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $1,115,231,561  $906,650,060
                                                                                              ==============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --           827
  Redeemed...................................................................................             --          (227)
  Units Transferred to Separate Account No. 70...............................................         (3,452)           --
                                                                                              --------------  ------------
  Net Increase (Decrease)....................................................................         (3,452)          600
                                                                                              ==============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          2,345         1,859
  Redeemed...................................................................................         (3,223)       (3,059)
  Units Transferred to Separate Account No. 70...............................................             --            --
                                                                                              --------------  ------------
  Net Increase (Decrease)....................................................................           (878)       (1,200)
                                                                                              ==============  ============

                                                                                                 EQ/GLOBAL MULTI-SECTOR
                                                                                                       EQUITY*(R)
                                                                                              ----------------------------
                                                                                                   2013           2012
                                                                                              --------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (5,887,251) $   (700,951)
  Net realized gain (loss) on investments....................................................    (26,291,064)  (39,853,108)
  Change in unrealized appreciation (depreciation) of investments............................    213,202,223   166,302,184
                                                                                              --------------  ------------

  Net increase (decrease) in net assets from operations......................................    181,023,908   125,748,125
                                                                                              --------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................      7,953,222    13,634,892
   Transfers to Separate Account No. 70......................................................     (8,586,219)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..    271,451,035   (38,155,878)
   Redemptions for contract benefits and terminations........................................   (107,400,684)  (50,069,323)
   Contract maintenance charges..............................................................    (15,128,969)  (13,530,850)
                                                                                              --------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................    148,288,385   (88,121,159)
                                                                                              --------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        (50,869)       72,999
                                                                                              --------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    329,261,424    37,699,965
NET ASSETS -- BEGINNING OF PERIOD............................................................    897,012,616   859,312,651
                                                                                              --------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $1,226,274,040  $897,012,616
                                                                                              ==============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --            95
  Redeemed...................................................................................             --           (55)
  Units Transferred to Separate Account No. 70...............................................           (345)           --
                                                                                              --------------  ------------
  Net Increase (Decrease)....................................................................           (345)           40
                                                                                              ==============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         15,944         1,442
  Redeemed...................................................................................         (9,068)       (5,886)
  Units Transferred to Separate Account No. 70...............................................           (223)           --
                                                                                              --------------  ------------
  Net Increase (Decrease)....................................................................          6,653        (4,444)
                                                                                              ==============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                    EQ/INTERMEDIATE
                                                                                                    GOVERNMENT BOND*
                                                                                              ---------------------------
                                                                                                   2013          2012
                                                                                              -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (3,496,633) $ (5,488,039)
  Net realized gain (loss) on investments....................................................     2,524,330     6,706,802
  Change in unrealized appreciation (depreciation) of investments............................    (7,750,017)   (3,323,266)
                                                                                              -------------  ------------

  Net increase (decrease) in net assets from operations......................................    (8,722,320)   (2,104,503)
                                                                                              -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     2,450,870    29,451,028
   Transfers to Separate Account No. 70......................................................  (128,813,746)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..   (12,330,249)    2,448,803
   Redemptions for contract benefits and terminations........................................   (38,883,998)  (31,020,537)
   Contract maintenance charges..............................................................    (3,637,685)   (5,835,298)
                                                                                              -------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (181,214,808)   (4,956,004)
                                                                                              -------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       (76,182)           --
                                                                                              -------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  (190,013,310)   (7,060,507)
NET ASSETS -- BEGINNING OF PERIOD............................................................   440,400,882   447,461,389
                                                                                              -------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $ 250,387,572  $440,400,882
                                                                                              =============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................            --            --
  Redeemed...................................................................................            --            --
  Units Transferred to Separate Account No. 70...............................................            --            --
                                                                                              -------------  ------------
  Net Increase (Decrease)....................................................................            --            --
                                                                                              =============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         2,588         8,999
  Redeemed...................................................................................        (6,523)       (8,479)
  Units Transferred to Separate Account No. 70...............................................       (12,015)           --
                                                                                              -------------  ------------
  Net Increase (Decrease)....................................................................       (15,950)          520
                                                                                              =============  ============

                                                                                                  EQ/INTERNATIONAL CORE
                                                                                                       PLUS*(B)(C)
                                                                                              ----------------------------
                                                                                                   2013           2012
                                                                                              --------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (3,759,293) $   (210,525)
  Net realized gain (loss) on investments....................................................    (38,125,600)  (48,916,372)
  Change in unrealized appreciation (depreciation) of investments............................    241,542,304   133,757,479
                                                                                              --------------  ------------

  Net increase (decrease) in net assets from operations......................................    199,657,411    84,630,582
                                                                                              --------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................      7,533,307     9,265,949
   Transfers to Separate Account No. 70......................................................     (5,692,035)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..    636,750,121   (23,568,354)
   Redemptions for contract benefits and terminations........................................   (102,025,413)  (38,714,262)
   Contract maintenance charges..............................................................    (13,851,733)   (8,791,509)
                                                                                              --------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................    522,714,247   (61,808,176)
                                                                                              --------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       (242,946)       47,038
                                                                                              --------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    722,128,712    22,869,444
NET ASSETS -- BEGINNING OF PERIOD............................................................    631,690,237   608,820,793
                                                                                              --------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $1,353,818,949  $631,690,237
                                                                                              ==============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --            61
  Redeemed...................................................................................             --           (78)
  Units Transferred to Separate Account No. 70...............................................           (250)           --
                                                                                              --------------  ------------
  Net Increase (Decrease)....................................................................           (250)          (17)
                                                                                              ==============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         55,222         1,873
  Redeemed...................................................................................        (14,341)       (6,928)
  Units Transferred to Separate Account No. 70...............................................           (236)           --
                                                                                              --------------  ------------
  Net Increase (Decrease)....................................................................         40,645        (5,055)
                                                                                              ==============  ============

                                                                                                   EQ/INTERNATIONAL
                                                                                                     EQUITY INDEX*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $  5,489,375  $  8,161,268
  Net realized gain (loss) on investments....................................................  (38,256,223)  (54,023,961)
  Change in unrealized appreciation (depreciation) of investments............................  146,177,788   118,794,424
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................  113,410,940    72,931,731
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    4,853,982     7,247,420
   Transfers to Separate Account No. 70......................................................   (2,520,057)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..   87,141,057    (8,390,105)
   Redemptions for contract benefits and terminations........................................  (53,062,051)  (31,285,076)
   Contract maintenance charges..............................................................   (8,802,873)   (8,111,901)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   27,610,058   (40,539,662)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      (71,726)       67,999
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  140,949,272    32,460,068
NET ASSETS -- BEGINNING OF PERIOD............................................................  556,404,441   523,944,373
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $697,353,713  $556,404,441
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            85
  Redeemed...................................................................................           --           (25)
  Units Transferred to Separate Account No. 70...............................................         (244)           --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................         (244)           60
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        8,129         2,235
  Redeemed...................................................................................       (5,796)       (5,812)
  Units Transferred to Separate Account No. 70...............................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        2,333        (3,577)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                              EQ/INTERNATIONAL VALUE PLUS*
                                                                                              --------------------------
                                                                                                  2013           2012
                                                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (2,124,226)  $  1,816,415
  Net realized gain (loss) on investments....................................................  (28,780,370)   (37,692,499)
  Change in unrealized appreciation (depreciation) of investments............................  126,283,116    119,300,800
                                                                                              ------------   ------------

  Net increase (decrease) in net assets from operations......................................   95,378,520     83,424,716
                                                                                              ------------   ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    4,300,115      6,226,101
   Transfers to Separate Account No. 70......................................................   (3,700,927)            --
   Transfers between Variable Investment Options including guaranteed interest account, net..  (15,745,044)   (18,733,413)
   Redemptions for contract benefits and terminations........................................  (53,155,308)   (34,568,668)
   Contract maintenance charges..............................................................   (7,571,924)    (7,712,045)
                                                                                              ------------   ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (75,873,088)   (54,788,025)
                                                                                              ------------   ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      (51,475)        44,700
                                                                                              ------------   ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   19,453,957     28,681,391
NET ASSETS -- BEGINNING OF PERIOD............................................................  582,621,300    553,939,909
                                                                                              ------------   ------------

NET ASSETS -- END OF PERIOD.................................................................. $602,075,257   $582,621,300
                                                                                              ============   ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --             78
  Redeemed...................................................................................           --            (61)
  Units Transferred to Separate Account No. 70...............................................         (371)            --
                                                                                              ------------   ------------
  Net Increase (Decrease)....................................................................         (371)            17
                                                                                              ============   ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,505          1,151
  Redeemed...................................................................................       (5,752)        (4,906)
  Units Transferred to Separate Account No. 70...............................................           --             --
                                                                                              ------------   ------------
  Net Increase (Decrease)....................................................................       (4,247)        (3,755)
                                                                                              ============   ============

                                                                                                    EQ/LARGE CAP CORE
                                                                                                  PLUS*(D)(E)(F)(G)(H)
                                                                                              ----------------------------
                                                                                                   2013           2012
                                                                                              --------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (6,720,516) $   (493,573)
  Net realized gain (loss) on investments....................................................     87,404,650     7,409,421
  Change in unrealized appreciation (depreciation) of investments............................    211,048,484    10,410,789
                                                                                              --------------  ------------

  Net increase (decrease) in net assets from operations......................................    291,732,618    17,326,637
                                                                                              --------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................      8,340,953     2,485,564
   Transfers to Separate Account No. 70......................................................     (1,627,035)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..  1,556,035,557    (2,441,588)
   Redemptions for contract benefits and terminations........................................   (122,856,341)  (12,259,458)
   Contract maintenance charges..............................................................    (12,996,296)   (1,548,640)
                                                                                              --------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  1,426,896,838   (13,764,122)
                                                                                              --------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       (476,208)       14,400
                                                                                              --------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,718,153,248     3,576,915
NET ASSETS -- BEGINNING OF PERIOD............................................................    137,984,585   134,407,670
                                                                                              --------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $1,856,137,833  $137,984,585
                                                                                              ==============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --            --
  Redeemed...................................................................................             --            --
  Units Transferred to Separate Account No. 70...............................................             --            --
                                                                                              --------------  ------------
  Net Increase (Decrease)....................................................................             --            --
                                                                                              ==============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        129,549           708
  Redeemed...................................................................................        (15,795)       (2,066)
  Units Transferred to Separate Account No. 70...............................................           (138)           --
                                                                                              --------------  ------------
  Net Increase (Decrease)....................................................................        113,616        (1,358)
                                                                                              ==============  ============

                                                                                                  EQ/LARGE CAP GROWTH
                                                                                                        INDEX*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,872,856) $   (999,306)
  Net realized gain (loss) on investments....................................................   48,507,506    15,320,999
  Change in unrealized appreciation (depreciation) of investments............................   67,967,943    27,738,657
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................  114,602,593    42,060,350
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    1,664,245     3,458,780
   Transfers to Separate Account No. 70......................................................   (5,558,538)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..   98,501,252    14,392,579
   Redemptions for contract benefits and terminations........................................  (42,091,063)  (27,224,200)
   Contract maintenance charges..............................................................   (5,151,508)   (4,444,425)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   47,364,388   (13,817,266)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      (12,966)       42,001
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  161,954,015    28,285,085
NET ASSETS -- BEGINNING OF PERIOD............................................................  354,487,273   326,202,188
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $516,441,288  $354,487,273
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --           145
  Redeemed...................................................................................           --           (57)
  Units Transferred to Separate Account No. 70...............................................         (408)           --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................         (408)           88
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        9,326         4,857
  Redeemed...................................................................................       (5,848)       (6,641)
  Units Transferred to Separate Account No. 70...............................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        3,478        (1,784)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                   EQ/LARGE CAP GROWTH
                                                                                                  PLUS*(M)(N)(I)(J)(O)
                                                                                              ----------------------------
                                                                                                   2013           2012
                                                                                              --------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (23,873,064) $ (4,919,585)
  Net realized gain (loss) on investments....................................................    120,112,233     6,145,178
  Change in unrealized appreciation (depreciation) of investments............................    496,413,793    59,414,459
                                                                                              --------------  ------------

  Net increase (decrease) in net assets from operations......................................    592,652,962    60,640,052
                                                                                              --------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     15,570,065     8,729,356
   Transfers to Separate Account No. 70......................................................     (7,647,897)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..  2,732,519,253   (21,051,613)
   Redemptions for contract benefits and terminations........................................   (224,078,543)  (34,054,767)
   Contract maintenance charges..............................................................    (25,951,468)   (7,007,925)
                                                                                              --------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  2,490,411,410   (53,384,949)
                                                                                              --------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       (710,375)           --
                                                                                              --------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  3,082,353,997     7,255,103
NET ASSETS -- BEGINNING OF PERIOD............................................................    514,840,373   507,585,270
                                                                                              --------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $3,597,194,370  $514,840,373
                                                                                              ==============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --            28
  Redeemed...................................................................................             --           (51)
  Units Transferred to Separate Account No. 70...............................................           (147)           --
                                                                                              --------------  ------------
  Net Increase (Decrease)....................................................................           (147)          (23)
                                                                                              ==============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        168,090         1,562
  Redeemed...................................................................................        (23,250)       (5,053)
  Units Transferred to Separate Account No. 70...............................................           (388)           --
                                                                                              --------------  ------------
  Net Increase (Decrease)....................................................................        144,452        (3,491)
                                                                                              ==============  ============

                                                                                               EQ/LARGE CAP VALUE INDEX*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $    413,990  $  1,114,536
  Net realized gain (loss) on investments....................................................   22,997,921    (4,050,901)
  Change in unrealized appreciation (depreciation) of investments............................   60,146,576    40,219,884
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................   83,558,487    37,283,519
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    2,606,450     3,458,281
   Transfers to Separate Account No. 70......................................................   (2,562,545)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..   82,583,152   (13,009,872)
   Redemptions for contract benefits and terminations........................................  (32,572,022)  (14,261,501)
   Contract maintenance charges..............................................................   (4,925,953)   (4,273,784)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   45,129,082   (28,086,876)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............   (2,321,312)       12,199
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  126,366,257     9,208,842
NET ASSETS -- BEGINNING OF PERIOD............................................................  265,464,015   256,255,173
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $391,830,272  $265,464,015
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            88
  Redeemed...................................................................................           --           (48)
  Units Transferred to Separate Account No. 70...............................................         (195)           --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................         (195)           40
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       15,050         5,569
  Redeemed...................................................................................       (8,761)      (10,010)
  Units Transferred to Separate Account No. 70...............................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        6,289        (4,441)
                                                                                              ============  ============

                                                                                                    EQ/LARGE CAP VALUE
                                                                                                  PLUS*(W)(X)(Z)(Y)(AA)
                                                                                              -----------------------------
                                                                                                   2013            2012
                                                                                              --------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $    3,231,073  $     892,699
  Net realized gain (loss) on investments....................................................    (62,013,724)   (60,583,522)
  Change in unrealized appreciation (depreciation) of investments............................    506,713,055    192,236,533
                                                                                              --------------  -------------

  Net increase (decrease) in net assets from operations......................................    447,930,404    132,545,710
                                                                                              --------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     14,700,494     12,233,136
   Transfers to Separate Account No. 70......................................................     (4,300,347)            --
   Transfers between Variable Investment Options including guaranteed interest account, net..  2,123,032,885    (46,415,466)
   Redemptions for contract benefits and terminations........................................   (219,417,905)   (72,456,443)
   Contract maintenance charges..............................................................    (25,701,105)   (13,499,768)
                                                                                              --------------  -------------

  Net increase (decrease) in net assets from contractowner transactions......................  1,888,314,022   (120,138,541)
                                                                                              --------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        (12,734)            --
                                                                                              --------------  -------------

INCREASE (DECREASE) IN NET ASSETS............................................................  2,336,231,692     12,407,169
NET ASSETS -- BEGINNING OF PERIOD............................................................    985,601,771    973,194,602
                                                                                              --------------  -------------

NET ASSETS -- END OF PERIOD.................................................................. $3,321,833,463  $ 985,601,771
                                                                                              ==============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --             23
  Redeemed...................................................................................             --            (13)
  Units Transferred to Separate Account No. 70...............................................           (126)            --
                                                                                              --------------  -------------
  Net Increase (Decrease)....................................................................           (126)            10
                                                                                              ==============  =============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        157,362            844
  Redeemed...................................................................................        (26,371)       (11,153)
  Units Transferred to Separate Account No. 70...............................................           (237)            --
                                                                                              --------------  -------------
  Net Increase (Decrease)....................................................................        130,754        (10,309)
                                                                                              ==============  =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                   EQ/MID CAP INDEX*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (5,632,746) $ (3,267,621)
  Net realized gain (loss) on investments....................................................   19,139,835   (11,497,509)
  Change in unrealized appreciation (depreciation) of investments............................  201,577,664   111,046,946
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................  215,084,753    96,281,816
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    4,331,270     7,787,193
   Transfers to Separate Account No. 70......................................................   (5,340,142)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..   68,891,850    16,035,850
   Redemptions for contract benefits and terminations........................................  (78,338,506)  (43,374,973)
   Contract maintenance charges..............................................................  (10,951,541)   (9,638,594)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (21,407,069)  (29,190,524)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............     (243,615)      189,997
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  193,434,069    67,281,289
NET ASSETS -- BEGINNING OF PERIOD............................................................  704,081,869   636,800,580
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $897,515,938  $704,081,869
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --           116
  Redeemed...................................................................................           --           (51)
  Units Transferred to Separate Account No. 70...............................................         (368)           --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................         (368)           65
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        6,497         4,486
  Redeemed...................................................................................       (7,385)       (6,902)
  Units Transferred to Separate Account No. 70...............................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................         (888)       (2,416)
                                                                                              ============  ============

                                                                                                EQ/MID CAP VALUE PLUS*(S)
                                                                                              ----------------------------
                                                                                                   2013           2012
                                                                                              --------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (10,978,602) $ (2,561,107)
  Net realized gain (loss) on investments....................................................     22,271,985   (37,026,035)
  Change in unrealized appreciation (depreciation) of investments............................    300,681,587   185,818,951
                                                                                              --------------  ------------

  Net increase (decrease) in net assets from operations......................................    311,974,970   146,231,809
                                                                                              --------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................      8,706,838    11,985,240
   Transfers to Separate Account No. 70......................................................     (3,841,442)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..    346,989,928   (37,489,354)
   Redemptions for contract benefits and terminations........................................   (126,515,070)  (59,798,143)
   Contract maintenance charges..............................................................    (16,646,687)  (13,806,341)
                                                                                              --------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................    208,693,567   (99,108,598)
                                                                                              --------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       (418,294)           --
                                                                                              --------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    520,250,243    47,123,211
NET ASSETS -- BEGINNING OF PERIOD............................................................    947,843,674   900,720,463
                                                                                              --------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $1,468,093,917  $947,843,674
                                                                                              ==============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --            37
  Redeemed...................................................................................             --           (35)
  Units Transferred to Separate Account No. 70...............................................            (57)           --
                                                                                              --------------  ------------
  Net Increase (Decrease)....................................................................            (57)            2
                                                                                              ==============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         22,898         1,126
  Redeemed...................................................................................        (11,978)       (7,779)
  Units Transferred to Separate Account No. 70...............................................           (196)           --
                                                                                              --------------  ------------
  Net Increase (Decrease)....................................................................         10,724        (6,653)
                                                                                              ==============  ============

                                                                                                      EQ/MONEY MARKET*
                                                                                              --------------------------------
                                                                                                    2013             2012
                                                                                              ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $    (6,806,531) $    (8,301,029)
  Net realized gain (loss) on investments....................................................          (6,219)         (40,633)
  Change in unrealized appreciation (depreciation) of investments............................          10,112           45,696
                                                                                              ---------------  ---------------

  Net increase (decrease) in net assets from operations......................................      (6,802,638)      (8,295,966)
                                                                                              ---------------  ---------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,575,017,679    1,491,824,854
   Transfers to Separate Account No. 70......................................................     (39,045,329)              --
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,076,666,571)  (1,307,949,693)
   Redemptions for contract benefits and terminations........................................    (487,209,670)    (207,675,066)
   Contract maintenance charges..............................................................      (5,634,488)      (6,323,781)
                                                                                              ---------------  ---------------

  Net increase (decrease) in net assets from contractowner transactions......................     (33,538,379)     (30,123,686)
                                                                                              ---------------  ---------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         (40,001)              --
                                                                                              ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS............................................................     (40,381,018)     (38,419,652)
NET ASSETS -- BEGINNING OF PERIOD............................................................     665,030,427      703,450,079
                                                                                              ---------------  ---------------

NET ASSETS -- END OF PERIOD.................................................................. $   624,649,409  $   665,030,427
                                                                                              ===============  ===============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................              --            3,216
  Redeemed...................................................................................              --           (6,043)
  Units Transferred to Separate Account No. 70...............................................          (2,080)              --
                                                                                              ---------------  ---------------
  Net Increase (Decrease)....................................................................          (2,080)          (2,827)
                                                                                              ===============  ===============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       2,318,049        1,561,030
  Redeemed...................................................................................      (2,301,281)      (1,465,673)
  Units Transferred to Separate Account No. 70...............................................          (1,258)              --
                                                                                              ---------------  ---------------
  Net Increase (Decrease)....................................................................          15,510           95,357
                                                                                              ===============  ===============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                               EQ/MORGAN STANLEY MID CAP
                                                                                                        GROWTH*
                                                                                              ---------------------------
                                                                                                   2013          2012
                                                                                              -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (8,727,687) $ (6,427,403)
  Net realized gain (loss) on investments....................................................    88,065,975    27,212,707
  Change in unrealized appreciation (depreciation) of investments............................   103,888,940    16,420,936
                                                                                              -------------  ------------

  Net increase (decrease) in net assets from operations......................................   183,227,228    37,206,240
                                                                                              -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     3,210,336    16,860,225
   Transfers to Separate Account No. 70......................................................   (27,159,815)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..   (12,249,902)  (13,802,774)
   Redemptions for contract benefits and terminations........................................   (55,918,784)  (32,138,126)
   Contract maintenance charges..............................................................    (8,684,899)   (9,260,725)
                                                                                              -------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (100,803,064)  (38,341,400)
                                                                                              -------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       (10,909)           --
                                                                                              -------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    82,413,255    (1,135,160)
NET ASSETS -- BEGINNING OF PERIOD............................................................   569,848,640   570,983,800
                                                                                              -------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $ 652,261,895  $569,848,640
                                                                                              =============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................            --           428
  Redeemed...................................................................................            --          (268)
  Units Transferred to Separate Account No. 70...............................................        (1,342)           --
                                                                                              -------------  ------------
  Net Increase (Decrease)....................................................................        (1,342)          160
                                                                                              =============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         3,161         4,387
  Redeemed...................................................................................        (7,123)       (7,080)
  Units Transferred to Separate Account No. 70...............................................          (590)           --
                                                                                              -------------  ------------
  Net Increase (Decrease)....................................................................        (4,552)       (2,693)
                                                                                              =============  ============

                                                                                              EQ/MUTUAL LARGE CAP EQUITY*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,719,276) $   (346,062)
  Net realized gain (loss) on investments....................................................    2,174,834    (7,435,151)
  Change in unrealized appreciation (depreciation) of investments............................   48,509,014    31,024,137
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................   48,964,572    23,242,924
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    2,528,263     3,240,147
   Transfers to Separate Account No. 70......................................................   (1,977,467)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..  (10,771,942)   (9,701,552)
   Redemptions for contract benefits and terminations........................................  (21,743,141)  (13,625,639)
   Contract maintenance charges..............................................................   (3,287,152)   (3,373,620)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (35,251,439)  (23,460,664)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............     (295,168)           --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   13,417,965      (217,740)
NET ASSETS -- BEGINNING OF PERIOD............................................................  193,789,285   194,007,025
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $207,207,250  $193,789,285
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            14
  Redeemed...................................................................................           --            (7)
  Units Transferred to Separate Account No. 70...............................................          (85)           --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (85)            7
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          869           775
  Redeemed...................................................................................       (3,941)       (3,384)
  Units Transferred to Separate Account No. 70...............................................         (101)           --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (3,173)       (2,609)
                                                                                              ============  ============

                                                                                                EQ/QUALITY BOND PLUS*(T)
                                                                                              ----------------------------
                                                                                                   2013           2012
                                                                                              --------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (8,643,322) $ (4,395,457)
  Net realized gain (loss) on investments....................................................    (17,546,404)   (5,302,411)
  Change in unrealized appreciation (depreciation) of investments............................     (4,176,289)   15,699,231
                                                                                              --------------  ------------

  Net increase (decrease) in net assets from operations......................................    (30,366,015)    6,001,363
                                                                                              --------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................      7,415,208    18,384,880
   Transfers to Separate Account No. 70......................................................    (18,636,388)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..  1,121,336,105     7,049,157
   Redemptions for contract benefits and terminations........................................   (111,232,651)  (38,674,899)
   Contract maintenance charges..............................................................    (13,223,534)   (7,308,671)
                                                                                              --------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................    985,658,740   (20,549,533)
                                                                                              --------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        240,002            --
                                                                                              --------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    955,532,727   (14,548,170)
NET ASSETS -- BEGINNING OF PERIOD............................................................    505,396,718   519,944,888
                                                                                              --------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $1,460,929,445  $505,396,718
                                                                                              ==============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --            --
  Redeemed...................................................................................             --            --
  Units Transferred to Separate Account No. 70...............................................             --            --
                                                                                              --------------  ------------
  Net Increase (Decrease)....................................................................             --            --
                                                                                              ==============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         98,505         4,358
  Redeemed...................................................................................        (19,710)       (5,845)
  Units Transferred to Separate Account No. 70...............................................         (1,489)           --
                                                                                              --------------  ------------
  Net Increase (Decrease)....................................................................         77,306        (1,487)
                                                                                              ==============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                EQ/SMALL COMPANY INDEX*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (2,764,224) $     71,753
  Net realized gain (loss) on investments....................................................   66,325,602    21,764,179
  Change in unrealized appreciation (depreciation) of investments............................   96,503,915    36,763,474
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................  160,065,293    58,599,406
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    3,150,947     6,008,355
   Transfers to Separate Account No. 70......................................................   (4,460,359)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..   16,114,543    (5,697,543)
   Redemptions for contract benefits and terminations........................................  (47,162,702)  (26,149,989)
   Contract maintenance charges..............................................................   (7,127,602)   (6,556,751)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (39,485,173)  (32,395,928)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      (76,061)       92,001
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  120,504,059    26,295,479
NET ASSETS -- BEGINNING OF PERIOD............................................................  464,073,683   437,778,204
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $584,577,742  $464,073,683
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --           109
  Redeemed...................................................................................           --           (73)
  Units Transferred to Separate Account No. 70...............................................         (309)           --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................         (309)           36
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        3,481         2,549
  Redeemed...................................................................................       (5,196)       (4,666)
  Units Transferred to Separate Account No. 70...............................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,715)       (2,117)
                                                                                              ============  ============

                                                                                              EQ/TEMPLETON GLOBAL EQUITY*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,435,031) $   (308,150)
  Net realized gain (loss) on investments....................................................    2,676,385    (5,252,249)
  Change in unrealized appreciation (depreciation) of investments............................   51,998,365    35,087,167
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................   53,239,719    29,526,768
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    2,522,490     7,652,261
   Transfers to Separate Account No. 70......................................................   (8,677,247)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..   77,513,705     4,521,884
   Redemptions for contract benefits and terminations........................................  (24,152,877)  (11,780,779)
   Contract maintenance charges..............................................................   (3,698,555)   (3,026,230)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   43,507,516    (2,632,864)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      (12,549)           --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   96,734,686    26,893,904
NET ASSETS -- BEGINNING OF PERIOD............................................................  197,859,398   170,965,494
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $294,594,084  $197,859,398
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            43
  Redeemed...................................................................................           --           (31)
  Units Transferred to Separate Account No. 70...............................................         (157)           --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................         (157)           12
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        8,882         3,143
  Redeemed...................................................................................       (3,795)       (3,494)
  Units Transferred to Separate Account No. 70...............................................         (753)           --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        4,334          (351)
                                                                                              ============  ============

                                                                                               MULTIMANAGER TECHNOLOGY*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (6,079,317) $ (5,929,615)
  Net realized gain (loss) on investments....................................................   38,656,601    22,305,540
  Change in unrealized appreciation (depreciation) of investments............................   88,378,722    25,797,857
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................  120,956,006    42,173,782
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    1,912,482     7,370,770
   Transfers to Separate Account No. 70......................................................   (5,150,185)           --
   Transfers between Variable Investment Options including guaranteed interest account, net..   (4,718,291)    3,174,714
   Redemptions for contract benefits and terminations........................................  (36,966,434)  (24,842,920)
   Contract maintenance charges..............................................................   (5,550,540)   (5,712,193)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (50,472,968)  (20,009,629)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      (94,168)       67,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   70,388,870    22,231,153
NET ASSETS -- BEGINNING OF PERIOD............................................................  385,780,165   363,549,012
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $456,169,035  $385,780,165
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
  Units Transferred to Separate Account No. 70...............................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        2,672         4,071
  Redeemed...................................................................................       (5,635)       (5,607)
  Units Transferred to Separate Account No. 70...............................................         (385)           --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (3,348)       (1,536)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on May 20, 2013.
(b)EQ/International Core PLUS replaced EQ/MFS International Growth due to a fund substitution on June 21, 2013.
(c)EQ/International Core PLUS replaced Multimanager International Equity due to a fund substitution on June 21, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

(d)EQ/Large Cap Core PLUS replaced EQ/Capital Guardian Research due to a fund substitution on June 21, 2013.
(e)EQ/Large Cap Core PLUS replaced EQ/Davis New York Venture due to a fund substitution on June 21, 2013.
(f)EQ/Large Cap Core PLUS replaced EQ/Lord Abbett Large Cap Core due to a fund substitution on June 21, 2013.
(g)EQ/Large Cap Core PLUS replaced EQ/UBS Growth and Income due to a fund substitution on June 21, 2013.
(h)EQ/Large Cap Core PLUS replaced Multimanager Large Cap Core Equity due to a fund substitution on June 21, 2013.
(i)EQ/Large Cap Growth PLUS replaced EQ/T. Rowe Price Growth Stock due to a fund substitution on June 21, 2013.
(j)EQ/Large Cap Growth PLUS replaced EQ/Wells Fargo Omega Growth due to a fund substitution on June 21, 2013.
(k)AXA Tactical Manager 2000 replaced Multimanager Small Cap Growth due to a fund substitution on July 12, 2013.
(l)AXA Tactical Manager 2000 replaced Multimanager Small Cap Value due to a fund substitution on July 12, 2013.
(m)EQ/Large Cap Growth PLUS replaced EQ/Equity Growth PLUS due to a fund substitution on July 12, 2013.
(n)EQ/Large Cap Growth PLUS replaced EQ/Montag & Caldwell Growth due to a fund substitution on July 12, 2013.
(o)EQ/Large Cap Growth PLUS replaced Multimanager Aggressive Equity due to a fund substitution on July 12, 2013.
(p)AXA Tactical Manager 400 replaced Multimanager Mid Cap Growth due to a fund substitution on July 19, 2013.
(q)EQ/AllianceBernstein Short Duration Government Bond replaced EQ/PIMCO Ultra Short Bond due to a fund substitution on July 19, 2013.
(r)EQ/Global Multi-Sector Equity replaced EQ/Oppenheimer Global due to a fund substitution on July 19, 2013.
(s)EQ/Mid Cap Value PLUS replaced Multimanager Mid Cap Value due to a fund substitution on July 19, 2013.
(t)EQ/Quality Bond PLUS replaced Multimanager Core Bond due to a fund substitution on July 19, 2013.
(u)EQ/Core Bond Index replaced EQ/Global Bond PLUS due to a fund substitution on July 26, 2013.
(v)EQ/Core Bond Index replaced Multimanager Multi-Sector Bond due to a fund substitution on July 26, 2013.
(w)EQ/Large Cap Value PLUS replaced EQ/BlackRock Basic Value Equity due to a fund substitution on July 26, 2013.
(x)EQ/Large Cap Value PLUS replaced EQ/Boston Advisors Equity Income due to a fund substitution on July 26, 2013.
(y)EQ/Large Cap Value PLUS replaced EQ/JPMorgan Value Opportunities due to a fund substitution on July 26, 2013.
(z)EQ/Large Cap Value PLUS replaced EQ/Invesco Comstock due to a fund substitution on July 26, 2013.
(aa)EQ/Large Cap Value PLUS replaced Multimanager Large Cap Value due to a fund substitution on July 26, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 49 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AXA Premier VIP Trust ("VIP"), and EQ Advisors Trust ("EQAT") (collectively, ("the Trusts"). The Trusts are open-ended investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts have separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:

     AXA PREMIER VIP TRUST*
  .   AXA Aggressive Allocation
  .   AXA Conservative Allocation
  .   AXA Conservative-PLUS Allocation
  .   AXA Moderate Allocation
  .   AXA Moderate-Plus Allocation
  .   Multimanager Technology

     EQ ADVISORS TRUST*
  .   AXA Balanced Strategy
  .   AXA Conservative Growth Strategy
  .   AXA Conservative Strategy
  .   AXA Growth Strategy
  .   AXA Moderate Growth Strategy
  .   AXA Tactical Manager 400
  .   AXA Tactical Manager 2000
  .   EQ/AllianceBernstein Short Duration Government Bond
  .   EQ/AllianceBernstein Small Cap Growth
  .   EQ/AXA Franklin Small Cap Value Core
  .   EQ/Calvert Socially Responsible
  .   EQ/Common Stock Index
  .   EQ/Core Bond Index
  .   EQ/Equity 500 Index
  .   EQ/Franklin Core Balanced
  .   EQ/Franklin Templeton Allocation
  .   EQ/GAMCO Mergers and Acquisitions
  .   EQ/GAMCO Small Company Value
  .   EQ/Global Multi-Sector Equity
  .   EQ/Intermediate Government Bond
  .   EQ/International Core PLUS
  .   EQ/International Equity Index
  .   EQ/International Value PLUS
  .   EQ/Large Cap Core PLUS
  .   EQ/Large Cap Growth Index
  .   EQ/Large Cap Growth PLUS
  .   EQ/Large Cap Value Index
  .   EQ/Large Cap Value PLUS
  .   EQ/Mid Cap Index
  .   EQ/Mid Cap Value PLUS
  .   EQ/Money Market
  .   EQ/Morgan Stanley Mid Cap Growth
  .   EQ/Mutual Large Cap Equity
  .   EQ/Quality Bond PLUS
  .   EQ/Small Company Index
  .   EQ/Templeton Global Equity

   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   Note: Separate Account No. 49 also includes twelve Variable Investment Options that have not been offered to the public and for which the financial statements have not been included herein.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator, Accumulator Plus, Accumulator Elite, Accumulator Select, Stylus, Accumulator Advisor, Accumulator Express, Retirement Income for Life, Structured Capital Strategies, including all contracts issued currently (collectively, the "Contracts"). These annuities in the Accumulator series are offered with the same Variable Investment Options for use as a nonqualified annuity ("NQ") for after-tax contributions only, or when used as an investment vehicle for certain qualified plans ("QP"), an individual retirement annuity ("IRA") or a tax-shelter annuity ("TSA"). The Accumulator series of annuities are offered under group and individual variable annuity forms.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, (2) mortality and expense risk charges, asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

1. Organization (Concluded)


   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS:

   Investments are made in shares of the Portfolios and are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46.

   Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

3. Fair Value Disclosures


   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

                                                       PURCHASES        SALES
                                                     -------------- --------------
AXA Aggressive Allocation........................... $  299,474,575 $  471,627,839
AXA Balanced Strategy...............................     38,636,157     53,738,862
AXA Conservative Allocation.........................    228,675,965    695,395,298
AXA Conservative Growth Strategy....................     20,063,542     40,569,290
AXA Conservative Strategy...........................     14,178,389     46,947,510
AXA Conservative-Plus Allocation....................    170,327,353    397,816,633
AXA Growth Strategy.................................     58,862,927     53,664,340
AXA Moderate Allocation.............................    445,669,297  1,064,693,899
AXA Moderate Growth Strategy........................     52,585,248     78,869,019
AXA Moderate-Plus Allocation........................    648,120,007  1,462,140,588
AXA Tactical Manager 400............................    392,127,800     42,617,940
AXA Tactical Manager 2000...........................    727,165,734     81,237,976
EQ/AllianceBernstein Short Duration Government Bond.    989,650,346    131,271,729
EQ/AllianceBernstein Small Cap Growth...............    129,171,410    112,045,713
EQ/AXA Franklin Small Cap Value Core................     42,384,028     56,605,889
EQ/Calvert Socially Responsible.....................     17,495,229     11,646,445
EQ/Common Stock Index...............................     72,689,328    134,159,565
EQ/Core Bond Index..................................  1,157,400,055    263,399,049
EQ/Equity 500 Index.................................    252,976,374    240,535,740
EQ/Franklin Core Balanced...........................    168,014,358    123,643,229
EQ/Franklin Templeton Allocation....................    113,124,817    229,753,468
EQ/GAMCO Mergers & Acquisitions.....................     52,330,416     44,847,153
EQ/GAMCO Small Company Value........................    161,330,466    176,895,956
EQ/Global Multi-Sector Equity.......................    376,153,872    225,217,388
EQ/Intermediate Government Bond.....................     37,802,397     93,776,274
EQ/International Core PLUS..........................    744,287,812    219,883,769
EQ/International Equity Index.......................    123,322,386     87,774,622
EQ/International Value PLUS.........................     31,095,689    105,443,551
EQ/Large Cap Core PLUS..............................  1,726,424,184    233,582,212
EQ/Large Cap Growth Index...........................    149,859,988     76,203,538
EQ/Large Cap Growth PLUS............................  2,928,351,204    454,875,336
EQ/Large Cap Value Index............................    120,728,742     74,944,437
EQ/Large Cap Value PLUS.............................  2,307,207,608    411,374,900

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

4. Purchases and Sales of Investments (Concluded)

                                    PURCHASES        SALES
                                  -------------- --------------
EQ/Mid Cap Index................. $  109,804,565 $  131,747,854
EQ/Mid Cap Value PLUS............    443,656,537    242,518,424
EQ/Money Market..................  2,747,900,512  2,749,236,203
EQ/Morgan Stanley Mid Cap Growth.     98,143,997    144,247,167
EQ/Mutual Large Cap Equity.......     10,816,445     46,104,861
EQ/Quality Bond PLUS.............  1,258,297,268    262,405,460
EQ/Small Company Index...........    113,390,081    110,061,376
EQ/Templeton Global Equity.......     92,910,516     42,173,333
Multimanager Technology..........     40,752,785     92,249,053

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest in are categorized by the share class of the Portfolio. The shares of Class K held by the Variable Investment Options as of December 31, 2013, are attributable to amounts retained in the Variable Investment Option by AXA Equitable. The amounts retained by AXA Equitable are also held in shares of Class A and B. All share classes are subject to fees for investment management and advisory services and other Portfolio expenses. Other classes of shares of the Portfolios that are attributable to Class B units or equivalent units of the Variable Investment Options are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") approved by EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the respective shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable and its affiliates serve as investment managers of Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in their capacity as investment manager of the Portfolios. Investment managers either oversee the activities of the investment advisors with respect to the Portfolios and are responsible for retaining and discontinuing the services of those advisors or directly managing the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.11% to a high of 1.40% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. These fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the EQ/AllianceBernstein Short Duration Government Bond, EQ/AllianceBerstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index; as well as a portion of EQ/Large Cap Value PLUS and EQ/Quality Bond PLUS. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industrial Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

5. Expenses and Related Party Transactions (Concluded)

   affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.

6. Reorganizations

   On January 1, 2013 a reorganization relating to certain unit classes of the Variable Investment Options of Separate Account No. 49, occurred. A pro-rata portion of the assets and associated liabilities, with an aggregate value of units attributable to the Contracts of the Retirement Cornerstone Series, Retirement Cornerstone 11 Series, and Accumulator 11 Series were transferred from Separate Account No. 49 to Separate Account No. 70, and such units were transferred from the various investment options of Separate Account No. 49. The holders of such units were issued units of the corresponding Variable Investment Options of Separate Account No. 70 with the same mortality and expense charges, share class, units, net unit value, and related aggregate value, on the date of reorganization.

   THE MARKET VALUE AND SHARE CLASS OF EACH OF THE UNITS TRANSFERRED FROM EACH OF THE VARIABLE INVESTMENT OPTIONS ON THE DATE OF TRANSFER WAS AS FOLLOWS:

                                                                                    ACCUMULATED UNIT
                                                                                         VALUE
                                                                                    TRANSFERRED FROM
                                                                                    SEPARATE ACCOUNT
                                                                           UNITS     49 TO SEPARATE
                                                                        TRANSFERRED    ACCOUNT 70
FUND                                                        SHARE CLASS   (000S)         (000S)
----                                                      ------------- ----------- ----------------
All Asset Growth-Alt 20..................................       A             430     $     5,228
AllianceBernstein VPS Balanced Wealth Strategy Portfolio.       B             263           3,080
AllianceBernstein VPS International Growth Portfolio.....       B             455           4,810
American Century VP Large Company Value..................   CLASS II          128           1,609
American Century VP Mid Cap Value Fund...................   CLASS II          700           9,642
AXA Aggressive Allocation................................       A           1,252          14,751
AXA Balanced Strategy....................................       B          63,621         744,243
AXA Conservative Growth Strategy.........................       B          34,074         389,730
AXA Conservative Strategy................................       B          24,526         269,970
AXA Growth Strategy......................................       B          26,085         339,000
AXA Moderate Allocation..................................       A           3,113          35,344
AXA Moderate Growth Strategy.............................       B         178,809       2,092,361
AXA Moderate-PLUS Allocation.............................       A           2,787          32,275
AXA Tactical Manager 400.................................       B           4,831          63,469
AXA Tactical Manager 500.................................       B          12,549         152,429
AXA Tactical Manager 2000................................       B           5,328          69,819
AXA Tactical Manager International.......................       B          11,384         111,588
AXA Ultra Conservative Strategy..........................       B              19             193
BlackRock Global Allocation V.I. Fund....................   CLASS III       3,309          37,203
BlackRock Large Cap Growth V.I. Fund.....................   CLASS III         490           6,031
EQ/AllianceBernstein Dynamic Wealth Strategies...........       B          33,559         338,570
EQ/AllianceBernstein Small Cap Growth....................       A             408           6,446
EQ/AllianceBernstein Small Cap Growth....................       B             367           6,970
EQ/AXA Franklin Small Cap Value Core.....................       A             163           2,174
EQ/AXA Franklin Small Cap Value Core.....................       B             494           4,999
EQ/BlackRock Basic Value Equity..........................       A           2,719          33,524
EQ/Boston Advisors Equity Income.........................       A             438           5,808
EQ/Boston Advisors Equity Income.........................       B             840           3,486
EQ/Calvert Socially Responsible..........................       B              63             655
EQ/Capital Guardian Research.............................       A             146           2,072
EQ/Capital Guardian Research.............................       B             242           3,368
EQ/Common Stock Index....................................       A             223           2,984
EQ/Core Bond Index.......................................       B          26,138         285,770

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

6. Reorganizations (Continued)

                                                             ACCUMULATED UNIT
                                                                  VALUE
                                                             TRANSFERRED FROM
                                                             SEPARATE ACCOUNT
                                                    UNITS     49 TO SEPARATE
                                                 TRANSFERRED    ACCOUNT 70
FUND                                 SHARE CLASS   (000S)         (000S)
----                               ------------- ----------- ----------------
EQ/Davis New York Venture.........       A            783        $  9,224
EQ/Davis New York Venture.........       B            278           2,752
EQ/Equity 500 Index...............       A          1,409          18,589
EQ/Equity Growth PLUS.............       B            325           4,738
EQ/Franklin Core Balanced.........       A            133           1,638
EQ/Franklin Core Balanced.........       B            306           3,289
EQ/Franklin Templeton Allocation..       A            100           1,186
EQ/Franklin Templeton Allocation..       B            383           3,320
EQ/Gamco Mergers And Acquisitions.       A            440           5,037
EQ/Gamco Small Company Value......       A          3,452          53,045
EQ/Global Bond PLUS...............       A            420           4,579
EQ/Global Bond PLUS...............       B            369           4,578
EQ/Global Multi-Sector Equity.....       A            345           3,856
EQ/Global Multi-Sector Equity.....       B            223           4,731
EQ/Intermediate Government Bond...       B         12,015         128,831
EQ/International Core PLUS........       A            250           2,555
EQ/International Core PLUS........       B            236           3,137
EQ/International Equity Index.....       A            244           2,520
EQ/International ETF..............       A            301           3,191
EQ/International Value PLUS.......       A            371           3,701
EQ/Invesco Comstock...............       A            185           2,431
EQ/Invesco Comstock...............       B             97           1,119
EQ/JPMorgan Value Opportunities...       A            293           3,572
EQ/JPMorgan Value Opportunities...       B             98           1,311
EQ/Large Cap Core PLUS............       B            138           1,627
EQ/Large Cap Growth Index.........       A            408           5,559
EQ/Large Cap Growth PLUS..........       A            147           1,825
EQ/Large Cap Growth PLUS..........       B            388           5,822
EQ/Large Cap Value Index..........       A            195           2,562
EQ/Large Cap Value PLUS...........       A            126           1,541
EQ/Large Cap Value PLUS...........       B            237           2,760
EQ/Lord Abbett Large Cap Core.....       B             92           1,143
EQ/MFS International Growth.......       A            454           5,464
EQ/MFS International Growth.......       B            449           4,978
EQ/Mid Cap Index..................       A            368           5,341
EQ/Mid Cap Value PLUS.............       A             57             764
EQ/Mid Cap Value PLUS.............       B            196           3,077
EQ/Money Market...................       A          2,080          19,879
EQ/Money Market...................       B          1,258          19,160
EQ/Montag & Caldwell Growth.......       A            664           8,237
EQ/Montag & Caldwell Growth.......       B            132           1,571
EQ/Morgan Stanley Mid Cap Growth..       A          1,342          17,512
EQ/Morgan Stanley Mid Cap Growth..       B            590           9,649
EQ/Mutual Large Cap Equity........       A             85           1,023
EQ/Mutual Large Cap Equity........       B            101             954
EQ/Oppenheimer Global.............       A            849          10,538
EQ/Oppenheimer Global.............       B            287           3,199
EQ/PIMCO Ultra Short Bond.........       A          1,581          15,507
EQ/PIMCO Ultra Short Bond.........       B            127           1,248

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

6. Reorganizations (Continued)

                                                                                       ACCUMULATED UNIT
                                                                                            VALUE
                                                                                       TRANSFERRED FROM
                                                                                       SEPARATE ACCOUNT
                                                                              UNITS     49 TO SEPARATE
                                                                           TRANSFERRED    ACCOUNT 70
FUND                                                          SHARE CLASS    (000S)         (000S)
----                                                       --------------- ----------- ----------------
EQ/Quality Bond PLUS......................................        B           1,489       $  18,634
EQ/Small Company Index....................................        A             309           4,462
EQ/T. Rowe Price Growth Stock.............................        A           1,130          15,272
EQ/T. Rowe Price Growth Stock.............................        B             734           8,074
EQ/Templeton Global Equity................................        A             157           1,810
EQ/Templeton Global Equity................................        B             753           6,868
EQ/UBS Growth & Income....................................        B             675           2,751
EQ/Wells Fargo Omega Growth...............................        B           2,020          23,148
Fidelity(R) VIP Asset Manager: Growth Portfolio........... SERVICE CLASS 2       78             956
Fidelity(R) VIP Contrafund(R) Portfolio................... SERVICE CLASS 2    2,364          30,979
Fidelity(R) VIP Freedom 2015 Portfolio.................... SERVICE CLASS 2       70             745
Fidelity(R) VIP Freedom 2020 Portfolio.................... SERVICE CLASS 2       65             686
Fidelity(R) VIP Freedom 2025 Portfolio.................... SERVICE CLASS 2       34             359
Fidelity(R) VIP Freedom 2030 Portfolio.................... SERVICE CLASS 2       31             322
Fidelity(R) VIP Mid Cap Portfolio......................... SERVICE CLASS 2      994          12,706
Fidelity(R) VIP Strategic Income Portfolio................ SERVICE CLASS 2    2,015          24,497
Franklin Income Securities Fund...........................     CLASS 2          795           9,657
Franklin Strategic Income Securities Fund.................     CLASS 2        1,359          16,934
Franklin Templeton VIP Founding Funds Allocation Fund.....     CLASS 2          158           1,847
Goldman Sachs VIT Mid Cap Value Fund...................... SERVICE SHARES       597           8,246
Guggenheim VT Managed Futures Strategy Fund...............  COMMON SHARES        82             646
Guggenheim VT Multi-Hedge Strategies Fund.................  COMMON SHARES        60             565
Invesco V.I. Diversified Dividend Fund....................    SERIES II         179           2,187
Invesco V.I. Global Real Estate Fund......................    SERIES II       1,830          25,034
Invesco V.I. High Yield Fund..............................    SERIES II         401           4,476
Invesco V.I. International Growth Fund....................    SERIES II       1,047          12,414
Invesco V.I. Mid Cap Core Equity Fund.....................    SERIES II         278           3,258
Invesco V.I. Small Cap Equity Fund........................    SERIES II         219           3,223
Invesco Van Kampen V.I American Franchise Fund............    SERIES II          27             367
Ivy Funds VIP Asset Strategy..............................  COMMON SHARES     1,025          10,827
Ivy Funds VIP Dividend Opportunities......................  COMMON SHARES       736           8,977
Ivy Funds VIP Energy......................................  COMMON SHARES       885           9,829
Ivy Funds VIP Global Natural Resources....................  COMMON SHARES       915           8,488
Ivy Funds VIP High Income.................................  COMMON SHARES     2,440          34,445
Ivy Funds VIP Mid Cap Growth..............................  COMMON SHARES       988          14,646
Ivy Funds VIP Science And Technology......................  COMMON SHARES       759          10,482
Ivy Funds VIP Small Cap Growth............................  COMMON SHARES       490           6,004
Lazard Retirement Emerging Markets Equity Portfolio....... SERVICE SHARES     3,427          41,109
Lord Abbett Series Fund -- Bond Debenture Portfolio.......    VC SHARES         210           2,338
Lord Abbett Series Fund -- Classic Stock Portfolio........    VC SHARES         157           1,553
Lord Abbett Series Fund -- Growth Opportunities Portfolio.    VC SHARES         118           1,105
MFS(R) International Value Portfolio......................  SERVICE CLASS     1,708          20,430
MFS(R) Investors Growth Stock Series......................  SERVICE CLASS       309           4,049
MFS(R) Investors Trust Series.............................  SERVICE CLASS       286           3,637
MFS(R) Technology Portfolio...............................  SERVICE CLASS       351           4,792
MFS(R) Utilities Series...................................  SERVICE CLASS       652           8,997
Multimanager Aggressive Equity............................        B             302           4,626
Multimanager Core Bond....................................        B           4,216          58,877
Multimanager International Equity.........................        B             195           2,546

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

6. Reorganizations (Continued)

                                                                                  ACCUMULATED UNIT
                                                                                       VALUE
                                                                                  TRANSFERRED FROM
                                                                                  SEPARATE ACCOUNT
                                                                         UNITS     49 TO SEPARATE
                                                                      TRANSFERRED    ACCOUNT 70
FUND                                                     SHARE CLASS    (000S)         (000S)
----                                                   -------------- ----------- ----------------
Multimanager Large Cap Core Equity....................       B             186       $   2,186
Multimanager Large Cap Value..........................       B             316           4,310
Multimanager Mid Cap Growth...........................       B             336           4,630
Multimanager Mid Cap Value............................       B             226           3,490
Multimanager Multi-Sector Bond........................       B             186           2,430
Multimanager Small Cap Growth.........................       B             693           4,130
Multimanager Small Cap Value..........................       B             302           4,320
Multimanager Technology...............................       B             385           5,150
Mutual Shares Securities Fund.........................    CLASS 2          593           6,989
PIMCO Commodityrealreturn(R) Strategy Portfolio....... ADVISOR CLASS     1,225          14,964
PIMCO Emerging Markets Bond Portfolio................. ADVISOR CLASS     1,069          14,404
PIMCO Real Return Portfolio........................... ADVISOR CLASS     4,008          50,076
PIMCO Variable Insurance Trust Total Return Portfolio. ADVISOR CLASS     6,826          79,789
ProFund VP Bear....................................... COMMON SHARES       123             709
ProFund VP Biotechnology.............................. COMMON SHARES       278           4,227
T. Rowe Price Health Sciences Portfolio II............    CLASS II         635          10,684
Templeton Developing Markets Securities Fund..........    CLASS 2          462           5,098
Templeton Foreign Securities Fund.....................    CLASS 2          459           5,072
Templeton Global Bond Securities Fund.................    CLASS 2        4,782          60,048
Templeton Growth Securities Fund......................    CLASS 2          105           1,182
Van Eck VIP Global Hard Assets Fund................... CLASS S SHARES    1,800          19,612

   Starting in June 2013, several Portfolio substitutions occurred within the Trusts. Contractowners of the Removed Portfolios redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to the Surviving Portfolios. The transactions were treated as a sale on the date of the redemption in-kind, resulting in the Removed Portfolios generating realized gains or losses based on the values of the Portfolios.

----------------------------------------------------------------------------------------------
                                REMOVED PORTFOLIO                 SURVIVING PORTFOLIO
----------------------------------------------------------------------------------------------
 JUNE 21, 2013                  EQ/MFS INTERNATIONAL GROWTH       EQ/INTERNATIONAL CORE PLUS
                                MULTIMANAGER INTERNATIONAL EQUITY
----------------------------------------------------------------------------------------------
                                EQ/MFS INTERNATIONAL GROWTH
Shares -- Class B                 56,716,449
Value -- Class B                $       6.62
Net Assets Before Substitution  $375,630,043
Net Assets After Substitution   $         --
Realized Gain                   $ 34,194,159
                                MULTIMANAGER INTERNATIONAL EQUITY
Shares -- Class B                 31,719,259                         143,927,162
Value -- Class B                $      10.35                      $         8.90
Net Assets Before Substitution  $328,428,361                      $  577,438,040
Net Assets After Substitution   $         --                      $1,281,496,444
Realized Loss                   $(36,286,662)
----------------------------------------------------------------------------------------------

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

6. Reorganizations (Continued)

----------------------------------------------------------------------------------------------
                                 REMOVED PORTFOLIO                  SURVIVING PORTFOLIO
----------------------------------------------------------------------------------------------
 JUNE 21, 2013                   EQ/CAPITAL GUARDIAN RESEARCH       EQ/LARGE CAP CORE PLUS
                                 EQ/DAVIS NEW YORK VENTURE
                                 EQ/LORD ABBETT LARGE CAP CORE
                                 EQ/UBS GROWTH AND INCOME
                                 MULTIMANAGER LARGE CAP CORE EQUITY
----------------------------------------------------------------------------------------------
                                 EQ/CAPITAL GUARDIAN RESEARCH
Shares -- Class B                  56,250,609
Value -- Class B                 $      16.02
Net Assets Before Substitution   $900,996,326
Net Assets After Substitution    $         --
Realized Gain                    $153,628,257
                                 EQ/DAVIS NEW YORK VENTURE
Shares -- Class B                  26,890,522
Value -- Class B                 $      11.72
Net Assets Before Substitution   $315,253,123
Net Assets After Substitution    $         --
Realized Gain                    $ 80,625,020
                                 EQ/LORD ABBETT LARGE CAP CORE
Shares -- Class B                  12,346,231
Value -- Class B                 $      13.95
Net Assets Before Substitution   $172,178,599
Net Assets After Substitution    $         --
Realized Gain                    $ 29,732,227
                                 EQ/UBS GROWTH AND INCOME
Shares -- Class B                  11,987,431
Value -- Class B                 $       7.42
Net Assets Before Substitution   $ 88,927,428
Net Assets After Substitution    $         --
Realized Gain                    $ 17,263,860
                                 MULTIMANAGER LARGE CAP CORE EQUITY
Shares -- Class B                  10,908,192                          227,137,537
Value -- Class B                 $      11.99                       $         7.77
Net Assets Before Substitution   $130,792,331                       $  155,757,327
Net Assets After Substitution    $         --                       $1,763,905,134
Realized Gain                    $ 25,614,218
----------------------------------------------------------------------------------------------
 JUNE 21, 2013                   EQ/T.ROWE PRICE GROWTH STOCK       EQ/LARGE CAP GROWTH PLUS
                                 EQ/WELLS FARGO OMEGA GROWTH
----------------------------------------------------------------------------------------------
                                 EQ/T. ROWE PRICE GROWTH STOCK
Shares -- Class B                  17,905,986
Value -- Class B                 $      26.13
Net Assets Before Substitution   $467,968,149
Net Assets After Substitution    $         --
Realized Gain                    $108,517,065
                                 EQ/WELLS FARGO OMEGA GROWTH
Shares -- Class B                  51,103,600                           81,337,282
Value -- Class B                 $      12.20                       $        20.11
Net Assets Before Substitution   $623,333,532                       $  544,161,710
Net Assets After Substitution    $         --                       $1,635,463,391
Realized Gain                    $ 96,153,745
----------------------------------------------------------------------------------------------

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

6. Reorganizations (Continued)

--------------------------------------------------------------------------------------------
                                REMOVED PORTFOLIO              SURVIVING PORTFOLIO
--------------------------------------------------------------------------------------------
 JULY 12, 2013                  MULTIMANAGER SMALL CAP GROWTH  AXA TACTICAL MANAGER 2000
                                MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------
                                MULTIMANAGER SMALL CAP GROWTH
Shares -- Class B                   19,761,014
Value -- Class B                $        10.57
Net Assets Before Substitution  $  208,789,696
Net Assets After Substitution   $           --
Realized Gain                   $   54,997,208
                                MULTIMANAGER SMALL CAP VALUE
Shares -- Class B                   30,917,029                     35,289,519
Value -- Class B                $        14.27                 $        18.48
Net Assets Before Substitution  $  441,184,140                 $    2,327,863
Net Assets After Substitution   $           --                 $  652,301,699
Realized Gain                   $   90,059,891
--------------------------------------------------------------------------------------------
 JULY 12, 2013                  EQ/EQUITY GROWTH PLUS          EQ/LARGE CAP GROWTH PLUS
                                EQ/MONTAG & CALDWELL GROWTH
                                MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------
                                EQ/EQUITY GROWTH PLUS
Shares -- Class B                   59,793,118
Value -- Class B                $        18.46
Net Assets Before Substitution  $1,103,808,868
Net Assets After Substitution   $           --
Realized Gain                   $  197,691,784
                                EQ/MONTAG & CALDWELL GROWTH
Shares -- Class B                   20,957,765
Value -- Class B                $         8.01
Net Assets Before Substitution  $  167,910,886
Net Assets After Substitution   $           --
Realized Gain                   $   47,204,560
                                MULTIMANAGER AGGRESSIVE EQUITY
Shares -- Class B                   14,972,537                    163,241,089
Value -- Class B                $        34.16                 $        21.46
Net Assets Before Substitution  $  511,454,618                 $1,719,222,510
Net Assets After Substitution   $           --                 $3,502,396,882
Realized Gain                   $  151,355,584
--------------------------------------------------------------------------------------------
 JULY 19, 2013                  MULTIMANAGER MID CAP GROWTH    AXA TACTICAL MANAGER 400
--------------------------------------------------------------------------------------------
Shares -- Class B                   30,555,108                     19,139,049
Value -- Class B                $        11.85                 $        19.18
Net Assets Before Substitution  $  362,184,929                 $    4,816,214
Net Assets After Substitution   $           --                 $  367,001,143
Realized Gain                   $  103,506,737
--------------------------------------------------------------------------------------------
 JULY 19, 2013                  EQ/PIMCO ULTRA SHORT BOND      EQ/ALLIANCE BERNSTEIN SHORT
                                                               DURATION GOVERNMENT BOND
--------------------------------------------------------------------------------------------
Shares -- Class B                   93,194,049                     94,420,059
Value -- Class B                $         9.97                 $         9.98
Net Assets Before Substitution  $  928,717,691                 $   13,168,537
Net Assets After Substitution   $           --                 $  941,886,228
Realized Loss                   $     (973,048)
--------------------------------------------------------------------------------------------

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

6. Reorganizations (Continued)


----------------------------------------------------------------------------------------------
                                REMOVED PORTFOLIO              SURVIVING PORTFOLIO
----------------------------------------------------------------------------------------------
 JULY 19, 2013                  EQ/OPPENHEIMER GLOBAL          EQ/GLOBAL MULTI-SECTOR EQUITY
----------------------------------------------------------------------------------------------
Shares -- Class B                   26,279,506                     90,944,036
Value -- Class B                $        12.87                 $        13.61
Net Assets Before Substitution  $  338,171,718                 $  899,319,775
Net Assets After Substitution   $           --                 $1,237,491,493
Realized Gain                   $   60,967,642
----------------------------------------------------------------------------------------------
 JULY 19, 2013                  MULTIMANAGER MID CAP VALUE     EQ/MID CAP VALUE PLUS
----------------------------------------------------------------------------------------------
Shares -- Class B                   32,342,858                    116,104,607
Value -- Class B                $        12.11                 $        12.74
Net Assets Before Substitution  $  391,620,468                 $1,087,751,713
Net Assets After Substitution   $           --                 $1,479,372,181
Realized Gain                   $  108,370,812
----------------------------------------------------------------------------------------------
 JULY 19, 2013                  MULTIMANAGER CORE BOND         EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------
Shares -- Class B                  118,977,664                    195,855,475
Value -- Class B                $        10.00                 $         8.42
Net Assets Before Substitution  $1,190,141,455                 $  459,918,702
Net Assets After Substitution   $           --                 $1,650,060,157
Realized Loss                   $  (69,359,682)
----------------------------------------------------------------------------------------------
 JULY 26, 2013                  EQ/GLOBAL BOND PLUS            EQ/CORE BOND INDEX
                                MULTIMANAGER MULTI-SECTOR BOND
----------------------------------------------------------------------------------------------
                                EQ/GLOBAL BOND PLUS
Shares -- Class B                   44,102,695
Value -- Class B                $         9.58
Net Assets Before Substitution  $  422,585,732
Net Assets After Substitution   $           --
Realized Loss                   $  (17,384,443)
                                MULTIMANAGER MULTI-SECTOR BOND
Shares -- Class B                  146,155,543                    193,861,763
Value -- Class B                $         3.97                 $        10.01
Net Assets Before Substitution  $  580,266,266                 $  937,865,085
Net Assets After Substitution   $           --                 $1,940,717,083
Realized Loss                   $  (21,484,414)
----------------------------------------------------------------------------------------------

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

6. Reorganizations (Concluded)


------------------------------------------------------------------------------------------
                                REMOVED PORTFOLIO                SURVIVING PORTFOLIO
------------------------------------------------------------------------------------------
 JULY 26, 2013                  EQ/BLACKROCK BASIC VALUE EQUITY  EQ/LARGE CAP VALUE PLUS
                                EQ/BOSTON ADVISORS EQUITY INCOME
                                EQ/INVESCO COMSTOCK
                                EQ/JPMORGAN VALUE OPPORTUNITIES
                                MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------
                                EQ/BLACKROCK BASIC VALUE EQUITY
Shares -- Class B                 52,127,528
Value -- Class B                $      18.42
Net Assets Before Substitution  $960,411,282
Net Assets After Substitution   $         --
Realized Gain                   $274,455,295
                                EQ/BOSTON ADVISORS EQUITY INCOME
Shares -- Class B                 44,437,350
Value -- Class B                $       7.11
Net Assets Before Substitution  $315,781,029
Net Assets After Substitution   $         --
Realized Gain                   $ 78,434,919
                                EQ/INVESCO COMSTOCK
Shares -- Class B                 25,000,993
Value -- Class B                $      13.34
Net Assets Before Substitution  $333,552,363
Net Assets After Substitution   $         --
Realized Gain                   $ 86,940,549
                                EQ/JPMORGAN VALUE OPPORTUNITIES
Shares -- Class B                 21,219,695
Value -- Class B                $      13.09
Net Assets Before Substitution  $277,734,288
Net Assets After Substitution   $         --
Realized Gain                   $ 54,180,046
                                MULTIMANAGER LARGE CAP VALUE
Shares -- Class B                 27,915,184                        253,500,418
Value -- Class B                $      12.72                     $        13.27
Net Assets Before Substitution  $355,189,397                     $1,120,341,246
Net Assets After Substitution   $         --                     $3,363,009,605
Realized Gain                   $ 82,990,178
------------------------------------------------------------------------------------------

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as "Asset-based Charges" in the Statement of Operations. Under the Contracts, AXA Equitable charges the account for the following:

                                                                        ASSET-BASED                 CURRENT   MAXIMUM
                                                         MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                                         EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                                         ------------- -------------- ------------ --------- ---------

Accumulator and Rollover IRA issued before May 1, 1997..     0.90%          0.30%           --       1.20%     1.20%

Accumulator issued on or after May 1, 1997..............     1.10%          0.25%           --       1.35%     1.35%

Accumulator issued on or after March 1, 2000............     1.10%          0.25%         0.20%      1.55%     1.55%

Accumulator issued on or after April 1, 2002............     0.75%          0.25%         0.20%      1.20%     1.20%

Accumulator issued on or after September 15, 2003.......     0.75%          0.30%         0.20%      1.25%     1.25%

Accumulator 06, 07, 8.0, 9.0............................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Elite, Plus, Select.........................     1.10%          0.25%         0.25%      1.60%     1.60%

Accumulator Select II...................................     1.10%          0.35%         0.45%      1.90%     1.90%

Accumulator Select issued on or after April 1, 2002.....     1.10%          0.25%         0.35%      1.70%     1.70%

Accumulator Plus issued on or after April 1, 2002.......     0.90%          0.25%         0.25%      1.40%     1.40%

Accumulator Plus issued on or after September 15, 2003..     0.90%          0.35%         0.25%      1.50%     1.50%

Accumulator Plus 06, 07, 8.0, 9.0.......................     0.95%          0.35%         0.25%      1.55%     1.55%

Accumulator Elite issued on or after September 15, 2003.     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator Elite II....................................     1.10%          0.25%         0.45%      1.80%     1.80%

Accumulator Elite 06, 07, 8.0, 9.0......................     1.10%          0.30%         0.25%      1.65%     1.65%

Stylus..................................................     0.80%          0.30%         0.05%      1.15%     1.15%

Retirement Income for Life..............................     0.75%          0.30%         0.20%      1.25%     1.25%

Retirement Income for Life (NY).........................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Advisor/(1)/................................     0.50%            --            --       0.50%     0.50%

Accumulator Express.....................................     0.70%          0.25%           --       0.95%     0.95%

Structured Capital Strategies Series B/(2)/.............     1.25%            --            --       1.25%     1.25%

Structured Capital Strategies Series ADV/(2)/...........     0.65%            --            --       0.65%     0.65%

Structure Capital Strategies Series C/(2)/..............     1.65%            --            --       1.65%     1.65%

   ----------
  (1)The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's annual charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.
  (2)Under Structured Capital Strategies Prospectus, Mortality and Expense Risks is referred to as a contract fee.

   Included as part of "Contract Maintenance Charges" in the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value as a redemption of units.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Contractowner Charges (Continued)


   The table below lists the fees charged by the Variable Investment Option assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the Contract or a Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                            WHEN CHARGE
              CHARGES                       IS DEDUCTED                     AMOUNT DEDUCTED                  HOW DEDUCTED
              -------                       -----------                     ---------------                   ------------

Charges for state premium and other  At time of transaction     Varies by state                          Applied to an annuity
applicable taxes                                                                                         payout option

Annual Administrative charge         Annually on each contract  Depending on account value, in Years 1   Unit liquidation from
                                     date anniversary.          to 2 lesser of $30 or 2% of account      account value
                                                                value, thereafter $30

Variable Immediate Annuity payout    At time of transaction     $350 annuity administrative fee          Unit liquidation from
option administrative fee                                                                                account value

Withdrawal charge                    At time of transaction     LOW - 0% in contract year 10 and         Unit liquidation from
                                                                thereafter.                              account value

                                                                HIGH - 8% in contract years 1 and 2.
                                                                The charge is 7% in contract years 3
                                                                and 4, and declines 1% each contract
                                                                year until it reaches 0% in contract
                                                                year 10.

                                                                *  Note - Depending on the contract
                                                                   and/or certain elections made under
                                                                   the contract, the withdrawal charge
                                                                   may or may not apply.

BaseBuilder benefit charge           Annually on each contract  0.30%                                    Unit liquidation from
                                     date anniversary.                                                   account value

Protection Plus                      Annually on each contract  LOW - 0.20%                              Unit liquidation from
                                     date anniversary.          HIGH - 0.35%.                            account value

Guaranteed minimum death benefit
options:

Annual ratchet to age 85             Annually on each contract  LOW - 0.20% of the Annual ratchet to     Unit liquidation from
                                     date anniversary.          age 85 benefit base                      account value
                                                                HIGH - 0.35% of the Annual ratchet to
                                                                age 85 benefit base

Greater of 4% roll up to age 85 or   Annually on each contract  1.00% of the greater of 4% roll-up to
Annual ratchet to age 85             date anniversary           age 85 or Annual ratchet to age 85
                                                                benefit base (max to 1.15%)

Greater of 5% rollup to age 85 or    Annually on each contract  LOW - 0.50% of the greater of 5%         Unit liquidation from
annual ratchet to age 85             date anniversary.          roll-up to age 85 or annual ratchet to   account value
                                                                age 85 benefit base
                                                                HIGH - 1.00 % of 5% roll-up to age 85
                                                                or Annual ratchet to age 85 benefit base

6% rollup to age 80 or 70                                       0.20% of 6% roll-up to age 80 (or 70)
                                                                benefit base

6% rollup to age 85                  Annually on each contract  LOW - 0.35% of the 6% roll-up to age 85  Unit liquidation from
                                     date anniversary.          benefit base                             account value
                                                                HIGH - 0.45% of the 6% roll-up to age
                                                                85 benefit base

Greater of 6.5%, 6% or 3% rollup to  Annually on each contract  LOW - 0.45% of the 6% roll-up to age 85  Unit liquidation from
age 85 or annual ratchet to age 85   date anniversary.          benefit base or the Annual ratchet to    account value
                                                                age 85 benefit base,
                                                                as applicable
                                                                HIGH - 1.10% of the 6.5%, 6% or 3%
                                                                roll-up to age 85 benefit base or the
                                                                Annual ratchet to age 85 benefit base,
                                                                as applicable

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Contractowner Charges (Continued)

                                                WHEN CHARGE
               CHARGES                          IS DEDUCTED                 AMOUNT DEDUCTED             HOW DEDUCTED
                -------                         -----------                 ---------------              ------------

Greater of 5% rollup to owner's age 80                               LOW - 0.80% (max 0.95%) of
or Annual ratchet to owner's age 80                                  the 5% roll-up to age 80
                                                                     benefit base or the annual
                                                                     ratchet benefit base, as
                                                                     applicable
                                                                     HIGH - 1.25% (max 1.25%) of
                                                                     the 5% roll-up to age 80
                                                                     benefit base or the annual
                                                                     ratchet benefit base, as
                                                                     applicable

Greater of compounded annual roll-up                                 LOW - 0.80% (max 0.95%) of
to age 85 or annual ratchet to age 85                                the roll-up to age 85 benefit
                                                                     base or annual ratchet to age
                                                                     85 benefit base, as applicable
                                                                     HIGH - 1.05% (max 1.05%) of
                                                                     the roll-up to age 85 benefit
                                                                     base or annual ratchet to age
                                                                     85 benefit base, as applicable

Greater of GMDB I                       Annually on each contract    GMDB I election: 0.80% (max    Unit liquidation from
Greater of GMDB II                      date anniversary             1.05%)                         account value
                                                                     GMDB II election: 1.00% (max
                                                                     1.25%)

Greater of GMIB I                       Annually on each contract    GMIB I election: 0.80% (max    Unit liquidation from
Greater of GMIB II                      date anniversary             1.20%)                         account value
                                                                     GMIB II election: 1.00% (max
                                                                     1.40%)

Guaranteed Withdrawal Benefit for Life  Annually on each contract    0.30%                          Unit liquidation from
Enhanced Death Benefit                  date anniversary                                            account value

Earnings Enhancement Benefit            Annually on each contract    0.35%                          Unit liquidation from
(additional death benefit)              date anniversary                                            account value

Guaranteed Minimum Income Benefit       Annually on each contract    LOW - 0.45%                    Unit liquidation from
                                        date anniversary.            HIGH - 1.15% (max 1.30%)       account value

Guaranteed Principal Benefit            Annually on first 10         LOW - 100% Guaranteed          Unit liquidation from
                                        contract date anniversaries  Principal Benefit - 0.50%      account value
                                                                     HIGH - 125% Guaranteed
                                                                     Principal Benefit - 0.75%

Guaranteed Withdrawal Benefit           Annually on each contract    LOW - 5% Withdrawal Option is  Unit liquidation from
                                        date anniversary             0.35% (max 0.60%)              account value
                                                                     HIGH - 7% Withdrawal Option
                                                                     is 0.50% (max 0.80%)

Net Loan Interest charge for Rollover   Netted against loan          2.00%                          Unit liquidation from
                                        repayment                                                   account value

Retirement Income for Life Benefit      Annually on contract date    LOW - 0.60% for Single life    Unit liquidation from
charge                                  anniversary                      0.75% for Joint life       account value
                                                                     HIGH - 0.75% for Single life
                                                                         0.90% for Joint life

Guaranteed Withdrawal Benefit for Life  Annually on each contract    LOW - 0.60% for Single life;   Unit liquidation from
(GWBL)                                  date anniversary                 0.75% for Joint life       account value
                                                                     HIGH - 0.80% for Single life;
                                                                         0.95% for Joint life

Death benefit under converted GWBL      Annually on each contract    The GMDB charge in effect      Unit liquidation from
                                        anniversary date             prior to conversion will be    account value
                                                                     deducted. Note - Charge will
                                                                     vary depending on combination
                                                                     GMDB elections.

Converted Guaranteed withdrawal         Upon initial conversion and  Single and Joint life -        Unit liquidation of
benefit for life charge                 annually on each contract    charge is equal to the         account value
                                        date anniversary thereafter  percentage of Guaranteed
                                                                     minimum income benefit base
                                                                     charge deducted as the
                                                                     Guaranteed minimum income
                                                                     benefit charge on the
                                                                     conversion effective date.
                                                                     Annual ratchets may increase
                                                                     the charge to a percentage
                                                                     equal to the maximum charge
                                                                     for the Guaranteed minimum
                                                                     income benefit.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Contractowner Charges (Concluded)

                                               WHEN CHARGE
                CHARGES                        IS DEDUCTED                    AMOUNT DEDUCTED                  HOW DEDUCTED
                 -------                        -----------                   ---------------                   ------------

Charge for each additional transfer in    At time of transaction  Maximum Charge $35 Current Charge $0     Unit liquidation from
excess of 12 transfers per contract year                                                                   account value

Special service charges

Express mail charge                       At time of transaction  Current and Maximum Charge: $35          Unit liquidation from
                                                                                                           account value

Wire transfer charge                      At time of transaction  Current and Maximum Charge: $90          Unit liquidation from
                                                                                                           account value

Duplicate contract charge                 At time of transaction  Current and Maximum Charge: $35          Unit liquidation from
                                                                                                           account value

Check preparation charge                  At time of transaction  Maximum Charge: $85. Current charge: $0. Unit liquidation from account value

Charge for third party transfer or        At time of transaction  Maximum Charge: $125. Current charge:    Unit liquidation from
exchange                                                          $65.                                     account value

8. Financial Highlights

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                             YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                                 UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                      UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                      ---------- ----------------- ----------------- -------------- ---------
AXA AGGRESSIVE ALLOCATION
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B         $15.45             --                 --            --        25.20%
           Highest contract charge 1.90% Class B        $14.05             --                 --            --        24.01%
           All contract charges                             --        189,765         $2,977,598          2.41%
2012 (ae)  Lowest contract charge 1.15% Class B         $12.12             --                 --            --        12.85%
           Highest contract charge 1.90% Class B        $11.33             --                 --            --        12.07%
           All contract charges                             --        208,959         $2,632,730          0.83%
2011 (ae)  Lowest contract charge 1.15% Class B         $10.74             --                 --            --        (8.60)%
           Highest contract charge 1.90% Class B        $10.11             --                 --            --        (9.33)%
           All contract charges                             --        231,299         $2,591,021          1.24%
2010 (ae)  Lowest contract charge 0.50% Class B         $12.29             --                 --            --        12.55%
           Highest contract charge 1.90% Class B        $11.15             --                 --            --        10.95%
           All contract charges                             --        250,059         $3,071,781          1.55%
2009 (ae)  Lowest contract charge 0.50% Class B         $10.92             --                 --            --        26.71%
           Highest contract charge 1.90% Class B        $10.05             --                 --            --        24.82%
           All contract charges                             --        264,282         $2,913,632          1.00%
AXA BALANCED STRATEGY
           Unit Value 1.30% to 1.70%*
     2013  Lowest contract charge 1.30% Class B         $14.18             --                 --            --        12.18%
           Highest contract charge 1.70% Class B        $13.91             --                 --            --        11.73%
           All contract charges                             --         37,063         $  523,023          1.88%
2012 (ae)  Lowest contract charge 1.30% Class B         $11.31             --                 --            --         7.10%
           Highest contract charge 1.70% Class B        $11.17             --                 --            --         6.69%
           All contract charges                             --        102,120         $1,228,875          0.83%
2011 (ae)  Lowest contract charge 1.30% Class B         $10.56             --                 --            --        (3.65)%
           Highest contract charge 1.70% Class B        $10.47             --                 --            --        (4.03)%
           All contract charges                             --         77,122         $  864,298          1.41%
2010 (ae)  Lowest contract charge 1.30% Class B         $10.96             --                 --            --         8.62%
           Highest contract charge 1.70% Class B        $10.91             --                 --            --         8.13%
           All contract charges                             --         43,235         $  508,706          2.00%
2009 (ae)  Lowest contract charge 1.30% Class B (a)     $10.09             --                 --            --        (0.30)%
           Highest contract charge 1.70% Class B (a)    $10.09             --                 --            --        (0.20)%
           All contract charges                             --          8,275         $   93,171          2.87%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                                 UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                      UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                      ---------- ----------------- ----------------- -------------- ---------
AXA CONSERVATIVE ALLOCATION
           Unit Value 1.15% to 1.80%*
     2013  Lowest contract charge 1.15% Class B         $12.49             --                 --            --         3.14%
           Highest contract charge 1.80% Class B        $11.70             --                 --            --         2.45%
           All contract charges                             --        126,099         $1,573,697          0.82%
     2012  Lowest contract charge 1.15% Class B         $12.11             --                 --            --         3.42%
           Highest contract charge 1.90% Class B        $11.32             --                 --            --         2.63%
           All contract charges                             --        166,195         $2,017,786          0.84%
     2011  Lowest contract charge 1.15% Class B         $11.71             --                 --            --         0.69%
           Highest contract charge 1.90% Class B        $11.03             --                 --            --         0.00%
           All contract charges                             --        170,929         $2,014,227          1.74%
     2010  Lowest contract charge 1.15% Class B         $12.16             --                 --            --         6.67%
           Highest contract charge 1.90% Class B        $11.03             --                 --            --         5.25%
           All contract charges                             --        167,849         $1,970,907          2.11%
     2009  Lowest contract charge 0.50% Class B         $11.40             --                 --            --         9.27%
           Highest contract charge 1.90% Class B        $10.48             --                 --            --         7.76%
           All contract charges                             --        170,307         $1,893,018          2.38%
AXA CONSERVATIVE GROWTH STRATEGY
           Unit Value 1.30% to 1.70%*
     2013  Lowest contract charge 1.30% Class B         $13.49             --                 --            --         9.14%
           Highest contract charge 1.70% Class B        $13.24             --                 --            --         8.70%
           All contract charges                             --         16,819         $  225,420          1.55%
2012 (ae)  Lowest contract charge 0.65% Class B         $10.41             --                 --            --         6.55%
           Highest contract charge 1.70% Class B        $11.02             --                 --            --         5.45%
           All contract charges                             --         52,553         $  617,051          0.85%
2011 (ae)  Lowest contract charge 1.30% Class B         $10.55             --                 --            --        (2.68)%
           Highest contract charge 1.70% Class B        $10.45             --                 --            --        (3.15)%
           All contract charges                             --         41,147         $  456,027          1.49%
2010 (ae)  Lowest contract charge 1.30% Class B         $10.84             --                 --            --         7.75%
           Highest contract charge 1.70% Class B        $10.79             --                 --            --         7.36%
           All contract charges                             --         24,643         $  283,665          1.91%
2009 (ae)  Lowest contract charge 1.30% Class B (a)     $10.06             --                 --            --        (0.40)%
           Highest contract charge 1.70% Class B (a)    $10.05             --                 --            --        (0.40)%
           All contract charges                             --          4,833         $   53,791          3.54%
AXA CONSERVATIVE STRATEGY
           Unit Value 1.30% to 1.70%*
     2013  Lowest contract charge 1.30% Class B         $11.91             --                 --            --         3.03%
           Highest contract charge 1.70% Class B        $11.69             --                 --            --         2.63%
           All contract charges                             --         11,206         $  132,622          0.96%
2012 (ae)  Lowest contract charge 0.65% Class B         $10.24             --                 --            --         3.75%
           Highest contract charge 1.70% Class B        $10.70             --                 --            --         2.69%
           All contract charges                             --         38,516         $  430,809          0.91%
2011 (ae)  Lowest contract charge 0.65% Class B (c)     $ 9.87             --                 --            --        (0.50)%
           Highest contract charge 1.70% Class B        $10.42             --                 --            --        (0.95)%
           All contract charges                             --         28,161         $  305,265          1.76%
2010 (ae)  Lowest contract charge 1.30% Class B         $10.57             --                 --            --         5.91%
           Highest contract charge 1.70% Class B        $10.52             --                 --            --         5.41%
           All contract charges                             --         15,143         $  166,345          2.01%
2009 (ae)  Lowest contract charge 1.30% Class B (a)     $ 9.98             --                 --            --        (0.70)%
           Highest contract charge 1.70% Class B (a)    $ 9.98             --                 --            --        (0.70)%
           All contract charges                             --          3,109         $   33,065          4.46%
AXA CONSERVATIVE-PLUS ALLOCATION
           Unit Value 1.15% to 1.90%*
     2013  Lowest contract charge 1.15% Class B         $13.14             --                 --            --         8.96%
           Highest contract charge 1.90% Class B        $12.18             --                 --            --         8.07%
           All contract charges                             --        114,476         $1,525,429          1.29%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                                 UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                      UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                      ---------- ----------------- ----------------- -------------- ---------
AXA CONSERVATIVE-PLUS ALLOCATION (CONTINUED)
    2012   Lowest contract charge 1.15% Class B         $12.06             --                 --            --         6.16%
           Highest contract charge 1.90% Class B        $11.27             --                 --            --         5.33%
           All contract charges                             --        135,588         $1,663,753          0.80%
    2011   Lowest contract charge 1.15% Class B         $11.36             --                 --            --        (1.82)%
           Highest contract charge 1.90% Class B        $10.70             --                 --            --        (2.55)%
           All contract charges                             --        141,974         $1,647,589          1.50%
    2010   Lowest contract charge 0.50% Class B         $12.11             --                 --            --         8.51%
           Highest contract charge 1.90% Class B        $10.98             --                 --            --         7.02%
           All contract charges                             --        149,637         $1,775,692          1.99%
    2009   Lowest contract charge 0.50% Class B         $11.16             --                 --            --        13.83%
           Highest contract charge 1.90% Class B        $10.26             --                 --            --        12.28%
           All contract charges                             --        152,280         $1,682,551          1.98%
AXA GROWTH STRATEGY
           Unit Value 1.30% to 1.70%*
     2013  Lowest contract charge 1.30% Class B         $15.93             --                 --            --        18.62%
           Highest contract charge 1.70% Class B        $15.64             --                 --            --        18.22%
           All contract charges                             --         50,889         $  805,226          2.54%
2012 (ae)  Lowest contract charge 0.65% Class B         $10.64             --                 --            --        10.49%
           Highest contract charge 1.70% Class B        $11.45             --                 --            --         9.26%
           All contract charges                             --         77,432         $1,024,880          0.82%
2011 (ae)  Lowest contract charge 1.30% Class B         $10.57             --                 --            --        (5.62)%
           Highest contract charge 1.70% Class B        $10.48             --                 --            --        (6.01)%
           All contract charges                             --         60,162         $  726,066          1.28%
2010 (ae)  Lowest contract charge 1.30% Class B         $11.20             --                 --            --        10.24%
           Highest contract charge 1.70% Class B        $11.15             --                 --            --         9.74%
           All contract charges                             --         44,484         $  517,788          1.51%
2009 (ae)  Lowest contract charge 1.30% Class B (a)     $10.16             --                 --            --         0.00%
           Highest contract charge 1.70% Class B (a)    $10.16             --                 --            --         0.00%
           All contract charges                             --         16,690         $  196,220          1.94%
AXA MODERATE ALLOCATION
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B         $62.84             --                 --            --        12.03%
           Highest contract charge 1.90% Class B        $48.01             --                 --            --        10.98%
           All contract charges                             --        377,601         $6,624,903          1.52%
2012 (ae)  Lowest contract charge 0.95% Class B         $56.09             --                 --            --         7.76%
           Highest contract charge 1.90% Class B        $43.26             --                 --            --         6.71%
           All contract charges                             --        427,347         $6,699,656          0.76%
 2011(ae)  Lowest contract charge 0.95% Class B         $52.05             --                 --            --        (3.31)%
           Highest contract charge 1.90% Class B        $40.54             --                 --            --        (4.23)%
           All contract charges                             --        460,615         $6,742,287          1.47%
2010 (ae)  Lowest contract charge 0.50% Class B         $60.28             --                 --            --         9.36%
           Highest contract charge 1.90% Class B        $42.33             --                 --            --         7.82%
           All contract charges                             --        494,825         $7,532,763          2.12%
2009 (ae)  Lowest contract charge 0.50% Class B         $55.12             --                 --            --        16.43%
           Highest contract charge 1.90% Class B        $39.26             --                 --            --        14.80%
           All contract charges                             --        509,246         $7,164,791          1.45%
AXA MODERATE GROWTH STRATEGY
           Unit Value 1.30 to 1.70%*
     2013  Lowest contract charge 1.30% Class B         $15.31             --                 --            --        15.37%
           Highest contract charge 1.70% Class B        $15.03             --                 --            --        14.91%
           All contract charges                             --         63,802         $  971,458          2.15%
2012 (ae)  Lowest contract charge 0.65% Class B         $10.57             --                 --            --         9.08%
           Highest contract charge 1.70% Class B        $11.32             --                 --            --         8.02%
           All contract charges                             --        245,253         $2,970,451          0.75%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                                 UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                      UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                      ---------- ----------------- ----------------- -------------- ---------
AXA MODERATE GROWTH STRATEGY (CONTINUED)
2011 (ae)  Lowest contract charge 0.65% Class B (c)     $ 9.69             --                  --           --        (5.65)%
           Highest contract charge 1.70% Class B        $10.48             --                  --           --        (4.99)%
           All contract charges                             --        201,465         $ 2,244,950         1.33%
2010 (ae)  Lowest contract charge 1.30% Class B         $11.08             --                  --           --         9.38%
           Highest contract charge 1.70% Class B        $11.03             --                  --           --         8.99%
           All contract charges                             --        106,632         $ 1,269,198         1.99%
2009 (ae)  Lowest contract charge 1.30% Class B (a)     $10.13             --                  --           --        (0.10)%
           Highest contract charge 1.70% Class B (a)    $10.12             --                  --           --        (0.20)%
           All contract charges                             --         18,371         $   214,806         2.33%
AXA MODERATE-PLUS ALLOCATION
           Unit Value 0.95% to 1.80%*
     2013  Lowest contract charge 0.95% Class B         $15.00             --                  --           --        18.67%
           Highest contract charge 1.80% Class B        $13.77             --                  --           --        17.59%
           All contract charges                             --        647,063         $ 9,954,393         2.00%
2012 (ae)  Lowest contract charge 0.95% Class B         $12.64             --                  --           --        10.49%
           Highest contract charge 1.90% Class B        $11.60             --                  --           --         9.33%
           All contract charges                             --        729,463         $ 9,511,209         0.77%
2011 (ae)  Lowest contract charge 0.95% Class B         $11.44             --                  --           --        (5.84)%
           Highest contract charge 1.90% Class B        $10.61             --                  --           --        (6.68)%
           All contract charges                             --        799,917         $ 9,493,247         1.37%
2010 (ae)  Lowest contract charge 0.50% Class B         $12.54             --                  --           --        10.97%
           Highest contract charge 1.90% Class B        $11.37             --                  --           --         9.43%
           All contract charges                             --        866,067         $10,977,390         1.70%
2009 (ae)  Lowest contract charge 0.50% Class B         $11.30             --                  --           --        21.35%
           Highest contract charge 1.90% Class B        $10.39             --                  --           --        19.61%
           All contract charges                             --        908,945         $10,483,044         1.36%
AXA TACTICAL MANAGER 400 (S)
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B         $11.28             --                  --           --        10.16%
           Highest contract charge 1.90% Class B        $11.21             --                  --           --         9.47%
           All contract charges                             --         32,380         $   364,050         0.21%
2012 (ae)  Lowest contract charge 0.65% Class B         $11.19             --                  --           --        15.72%
           Highest contract charge 1.70% Class B        $13.04             --                  --           --        14.49%
           All contract charges                             --          4,830         $    63,475         0.23%
2011 (ae)  Lowest contract charge 0.65% Class B (c)     $ 9.67             --                  --           --       (11.93)%
           Highest contract charge 1.70% Class B        $11.39             --                  --           --        (9.75)%
           All contract charges                             --          3,936         $    45,056         0.05%
2010 (ae)  Lowest contract charge 1.30% Class B         $12.68             --                  --           --        21.34%
           Highest contract charge 1.70% Class B        $12.62             --                  --           --        20.88%
           All contract charges                             --          1,775         $    22,475           --
2009 (ae)  Lowest contract charge 1.30% Class B (b)     $10.45             --                  --           --         1.65%
           Highest contract charge 1.70% Class B (b)    $10.44             --                  --           --         1.66%
           All contract charges                             --              7         $        75         0.01%
AXA TACTICAL MANAGER 2000 (N) (O)
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B         $11.98             --                  --           --        16.09%
           Highest contract charge 1.90% Class B        $11.90             --                  --           --        15.31%
           All contract charges                             --         55,799         $   666,178         0.13%
2012 (ae)  Lowest contract charge 0.65% Class B         $10.89             --                  --           --        14.75%
           Highest contract charge 1.70% Class B        $13.00             --                  --           --        13.44%
           All contract charges                             --          5,328         $    69,826         0.33%
2011 (ae)  Lowest contract charge 0.65% Class B (c)     $ 9.49             --                  --           --       (13.81)%
           Highest contract charge 1.70% Class B        $11.46             --                  --           --       (12.05)%
           All contract charges                             --          4,308         $    49,629         0.03%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                                 UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                      UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                      ---------- ----------------- ----------------- -------------- ---------
AXA TACTICAL MANAGER 2000 (N) (O) (CONTINUED)
2010 (ae)  Lowest contract charge 1.30% Class B         $13.09            --                 --             --        21.77%
           Highest contract charge 1.70% Class B        $13.03            --                 --             --        21.32%
           All contract charges                             --         1,905           $ 24,898           0.08%
2009 (ae)  Lowest contract charge 1.30% Class B (b)     $10.75            --                 --             --         2.76%
           Highest contract charge 1.70% Class B (b)    $10.74            --                 --             --         2.58%
           All contract charges                             --             7           $     78           0.01%
EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND (D) (T)
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B         $ 9.88            --                 --             --        (1.20)%
           Highest contract charge 1.90% Class B        $ 9.82            --                 --             --        (1.80)%
           All contract charges                             --        86,807           $854,930             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B         $32.74            --                 --             --        36.87%
           Highest contract charge 1.90% Class B        $27.88            --                 --             --        35.54%
           All contract charges                             --        22,430           $590,197           0.05%
2012 (ae)  Lowest contract charge 0.95% Class B         $23.92            --                 --             --        14.45%
           Highest contract charge 1.90% Class B        $20.57            --                 --             --        13.40%
           All contract charges                             --        23,849           $463,084           0.22%
2011 (ae)  Lowest contract charge 0.95% Class B         $20.90            --                 --             --        (1.55)%
           Highest contract charge 1.90% Class B        $18.14            --                 --             --        (2.53)%
           All contract charges                             --        25,346           $432,523             --
2010 (ae)  Lowest contract charge 0.50% Class B         $22.59            --                 --             --        32.57%
           Highest contract charge 1.90% Class B        $18.61            --                 --             --        30.69%
           All contract charges                             --        26,419           $462,036             --
2009 (ae)  Lowest contract charge 0.50% Class B         $17.04            --                 --             --        35.03%
           Highest contract charge 1.90% Class B        $14.24            --                 --             --        33.07%
           All contract charges                             --        25,519           $342,139           0.02%
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
           Unit Value 1.20% to 1.80%*
     2013  Lowest contract charge 1.20% Class B         $13.93            --                 --             --        35.11%
           Highest contract charge 1.80% Class B        $13.32            --                 --             --        34.27%
           All contract charges                             --        11,610           $158,251           0.11%
2012 (ae)  Lowest contract charge 1.20% Class B         $10.31            --                 --             --        15.32%
           Highest contract charge 1.70% Class B        $ 9.99            --                 --             --        14.83%
           All contract charges                             --        13,174           $133,342           0.70%
2011 (ae)  Lowest contract charge 1.20% Class B         $ 8.94            --                 --             --       (10.60)%
           Highest contract charge 1.90% Class B        $ 8.60            --                 --             --       (11.34)%
           All contract charges                             --        14,016           $123,318           0.14%
2010 (ae)  Lowest contract charge 0.50% Class B         $10.31            --                 --             --        23.62%
           Highest contract charge 1.90% Class B        $ 9.70            --                 --             --        21.86%
           All contract charges                             --        13,485           $133,212           0.19%
2009 (ae)  Lowest contract charge 0.50% Class B         $ 8.34            --                 --             --        27.51%
           Highest contract charge 1.90% Class B        $ 7.96            --                 --             --        25.69%
           All contract charges                             --        12,629           $101,917           1.03%
EQ/CALVERT SOCIALLY RESPONSIBLE
           Unit Value 1.20% to 1.80%*
     2013  Lowest contract charge 1.20% Class B         $11.95            --                 --             --        32.78%
           Highest contract charge 1.80% Class B        $10.95            --                 --             --        31.93%
           All contract charges                             --         5,006           $ 68,316           0.83%
2012 (ae)  Lowest contract charge 1.20% Class B         $ 9.00            --                 --             --        15.24%
           Highest contract charge 1.80% Class B        $ 8.30            --                 --             --        14.64%
           All contract charges                             --         4,542           $ 47,200           0.98%
2011 (ae)  Lowest contract charge 1.20% Class B         $ 7.81            --                 --             --        (0.89)%
           Highest contract charge 1.80% Class B        $ 7.24            --                 --             --        (1.50)%
           All contract charges                             --         4,681           $ 42,315           0.35%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------
                                                             UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                  UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                  ---------- ----------------- ----------------- -------------- ---------
EQ/CALVERT SOCIALLY RESPONSIBLE (CONTINUED)
2010 (ae)  Lowest contract charge 0.50% Class B    $  8.54             --                 --            --        11.93%
           Highest contract charge 1.90% Class B   $  7.27             --                 --            --        10.49%
           All contract charges                         --          5,101         $   46,879          0.05%
2009 (ae)  Lowest contract charge 0.50% Class B    $  7.63             --                 --            --        30.12%
           Highest contract charge 1.90% Class B   $  6.58             --                 --            --        28.35%
           All contract charges                         --          5,534         $   45,654          0.24%
EQ/COMMON STOCK INDEX
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B    $376.95             --                 --            --        31.21%
           Highest contract charge 1.90% Class B   $261.60             --                 --            --        29.96%
           All contract charges                         --         30,487         $  910,006          1.29%
2012 (ae)  Lowest contract charge 0.95% Class B    $287.29             --                 --            --        14.49%
           Highest contract charge 1.90% Class B   $201.30             --                 --            --        13.40%
           All contract charges                         --         32,160         $  746,833          1.55%
2011 (ae)  Lowest contract charge 0.95% Class B    $250.92             --                 --            --        (0.42)%
           Highest contract charge 1.90% Class B   $177.52             --                 --            --        (1.38)%
           All contract charges                         --         34,703         $  717,818          1.24%
2010 (ae)  Lowest contract charge 0.50% Class B    $295.18             --                 --            --        15.29%
           Highest contract charge 1.90% Class B   $180.00             --                 --            --        13.67%
           All contract charges                         --         38,136         $  803,765          1.26%
2009 (ae)  Lowest contract charge 0.50% Class B    $256.03             --                 --            --        27.69%
           Highest contract charge 1.90% Class B   $158.35             --                 --            --        25.90%
           All contract charges                         --         41,528         $  776,118          1.80%
EQ/CORE BOND INDEX (X) (Y)
           Unit Value 0.65% to 1.90%*
     2013  Lowest contract charge 0.65% Class B    $ 10.26             --                 --            --        (2.29)%
           Highest contract charge 1.90% Class B   $ 12.93             --                 --            --        (3.44)%
           All contract charges                         --        153,603         $1,811,919          1.61%
2012 (ae)  Lowest contract charge 0.65% Class B    $ 10.41             --                 --            --         2.46%
           Highest contract charge 1.90% Class B   $ 13.39             --                 --            --         1.21%
           All contract charges                         --        104,051         $1,241,073          1.47%
2011 (ae)  Lowest contract charge 0.65% Class B    $ 10.16             --                 --            --         4.21%
           Highest contract charge 1.90% Class B   $ 13.23             --                 --            --         2.80%
           All contract charges                         --         97,647         $1,156,460          1.89%
2010 (ae)  Lowest contract charge 0.50% Class B    $ 15.47             --                 --            --         5.24%
           Highest contract charge 1.90% Class B   $ 12.87             --                 --            --         3.79%
           All contract charges                         --         94,923         $1,102,809          2.24%
2009 (ae)  Lowest contract charge 0.50% Class B    $ 14.70             --                 --            --         2.17%
           Highest contract charge 1.90% Class B   $ 12.40             --                 --            --         0.76%
           All contract charges                         --         89,630         $1,013,962          2.61%
EQ/EQUITY 500 INDEX
           Unit Value 0.65% to 1.90%*
     2013  Lowest contract charge 0.65% Class B    $ 16.65             --                 --            --        30.59%
           Highest contract charge 1.90% Class B   $ 35.54             --                 --            --        29.05%
           All contract charges                         --         69,644         $1,674,602          1.48%
2012 (ae)  Lowest contract charge 0.65% Class B    $ 12.75             --                 --            --        14.56%
           Highest contract charge 1.90% Class B   $ 27.54             --                 --            --        13.01%
           All contract charges                         --         67,948         $1,276,485          1.70%
2011 (ae)  Lowest contract charge 0.95% Class B    $ 28.94             --                 --            --         0.56%
           Highest contract charge 1.90% Class B   $ 24.37             --                 --            --        (0.41)%
           All contract charges                         --         68,631         $1,153,634          1.45%
2010 (ae)  Lowest contract charge 0.50% Class B    $ 31.06             --                 --            --        13.81%
           Highest contract charge 1.90% Class B   $ 24.47             --                 --            --        12.20%
           All contract charges                         --         73,975         $1,249,931          1.43%
2009 (ae)  Lowest contract charge 0.50% Class B    $ 27.29             --                 --            --        25.25%
           Highest contract charge 1.90% Class B   $ 21.81             --                 --            --        23.48%
           All contract charges                         --         75,725         $1,151,603          1.96%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------
                                                             UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                  UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                  ---------- ----------------- ----------------- -------------- ---------
EQ/FRANKLIN CORE BALANCED
           Unit Value 0.95% to 1.80%*
     2013  Lowest contract charge 0.95% Class B     $12.60             --                 --            --        13.51%
           Highest contract charge 1.80% Class B    $11.83             --                 --            --        12.56%
           All contract charges                         --         61,576         $  745,090          2.46%
2012 (ae)  Lowest contract charge 0.95% Class B     $11.10             --                 --            --        10.23%
           Highest contract charge 1.80% Class B    $10.51             --                 --            --         9.25%
           All contract charges                         --         58,584         $  627,808          3.26%
2011 (ae)  Lowest contract charge 0.95% Class B     $10.07             --                 --            --        (0.89)%
           Highest contract charge 1.80% Class B    $ 9.62             --                 --            --        (1.74)%
           All contract charges                         --         53,542         $  523,704          3.36%
2010 (ae)  Lowest contract charge 0.50% Class B     $10.36             --                 --            --        10.68%
           Highest contract charge 1.90% Class B    $ 9.75             --                 --            --         9.18%
           All contract charges                         --         54,951         $  545,194          2.96%
2009 (ae)  Lowest contract charge 0.50% Class B     $ 9.36             --                 --            --        29.97%
           Highest contract charge 1.90% Class B    $ 8.93             --                 --            --        28.10%
           All contract charges                         --         65,970         $  596,850          5.95%
EQ/FRANKLIN TEMPLETON ALLOCATION
           Unit Value 1.15% to 1.80%*
     2013  Lowest contract charge 1.15% Class B     $10.75             --                 --            --        21.88%
           Highest contract charge 1.80% Class B    $10.29             --                 --            --        21.06%
           All contract charges                         --        134,772         $1,414,847          1.11%
2012 (ae)  Lowest contract charge 1.15% Class B     $ 8.82             --                 --            --        13.37%
           Highest contract charge 1.70% Class B    $ 8.55             --                 --            --        12.80%
           All contract charges                         --        146,245         $1,264,387          1.75%
2011 (ae)  Lowest contract charge 1.15% Class B     $ 7.78             --                 --            --        (5.58)%
           Highest contract charge 1.90% Class B    $ 7.51             --                 --            --        (6.24)%
           All contract charges                         --        158,716         $1,214,424          1.78%
2010 (ae)  Lowest contract charge 0.50% Class B     $ 8.43             --                 --            --         9.77%
           Highest contract charge 1.90% Class B    $ 8.01             --                 --            --         8.24%
           All contract charges                         --        169,484         $1,377,768          1.99%
2009 (ae)  Lowest contract charge 0.50% Class B     $ 7.68             --                 --            --        27.78%
           Highest contract charge 1.90% Class B    $ 7.40             --                 --            --        26.04%
           All contract charges                         --        179,402         $1,341,290          2.46%
EQ/GAMCO MERGERS AND ACQUISITIONS
           Unit Value 1.20% to 1.80%*
     2013  Lowest contract charge 1.20% Class B     $14.45             --                 --            --         9.64%
           Highest contract charge 1.80% Class B    $13.71             --                 --            --         8.98%
           All contract charges                         --         15,199         $  213,867          0.42%
2012 (ae)  Lowest contract charge 0.95% Class B     $13.44             --                 --            --         4.27%
           Highest contract charge 1.80% Class B    $12.58             --                 --            --         3.37%
           All contract charges                         --         15,180         $  195,359            --
2011 (ae)  Lowest contract charge 0.95% Class B     $12.89             --                 --            --         0.39%
           Highest contract charge 1.90% Class B    $12.09             --                 --            --        (0.58)%
           All contract charges                         --         16,273         $  201,854          0.19%
2010 (ae)  Lowest contract charge 0.50% Class B     $13.17             --                 --            --         9.02%
           Highest contract charge 1.90% Class B    $12.16             --                 --            --         7.61%
           All contract charges                         --         14,455         $  179,603            --
2009 (ae)  Lowest contract charge 0.50% Class B     $12.08             --                 --            --        16.01%
           Highest contract charge 1.90% Class B    $11.30             --                 --            --        14.41%
           All contract charges                         --         11,998         $  137,992            --
EQ/GAMCO SMALL COMPANY VALUE
           Unit Value 1.20% to 1.90%*
     2013  Lowest contract charge 1.20% Class B     $58.46             --                 --            --        37.42%
           Highest contract charge 1.90% Class B    $48.80             --                 --            --        36.47%
           All contract charges                         --         19,214         $1,115,195          0.27%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------
                                                             UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                  UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                  ---------- ----------------- ----------------- -------------- ---------
EQ/GAMCO SMALL COMPANY VALUE (CONTINUED)
2012 (ae)  Lowest contract charge 1.20% Class B     $42.54            --                  --            --        16.45%
           Highest contract charge 1.90% Class B    $35.76            --                  --            --        15.62%
           All contract charges                         --        20,092          $  853,490          1.24%
2011 (ae)  Lowest contract charge 1.20% Class B     $36.53            --                  --            --        (4.65)%
           Highest contract charge 1.90% Class B    $30.93            --                  --            --        (5.33)%
           All contract charges                         --        21,292          $  777,514          0.08%
2010 (ae)  Lowest contract charge 0.50% Class B     $44.89            --                  --            --        31.99%
           Highest contract charge 1.90% Class B    $32.67            --                  --            --        30.11%
           All contract charges                         --        22,302          $  855,090          0.37%
2009 (ae)  Lowest contract charge 0.50% Class B     $34.01            --                  --            --        40.72%
           Highest contract charge 1.90% Class B    $25.11            --                  --            --        38.78%
           All contract charges                         --        21,145          $  619,879          0.44%
EQ/GLOBAL MULTI-SECTOR EQUITY (U)
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B     $22.90            --                  --            --        19.21%
           Highest contract charge 1.90% Class B    $19.56            --                  --            --        18.04%
           All contract charges                         --        48,803          $1,226,262          0.91%
2012 (ae)  Lowest contract charge 0.95% Class B     $19.21            --                  --            --        15.86%
           Highest contract charge 1.90% Class B    $16.57            --                  --            --        14.75%
           All contract charges                         --        42,150          $  893,065          1.40%
2011 (ae)  Lowest contract charge 0.95% Class B     $16.58            --                  --            --       (13.15)%
           Highest contract charge 1.90% Class B    $14.44            --                  --            --       (13.95)%
           All contract charges                         --        46,594          $  856,342          1.70%
2010 (ae)  Lowest contract charge 0.50% Class B     $20.28            --                  --            --        10.88%
           Highest contract charge 1.90% Class B    $16.78            --                  --            --         9.32%
           All contract charges                         --        53,486          $1,134,438          1.10%
2009 (ae)  Lowest contract charge 0.50% Class B     $18.29            --                  --            --        49.30%
           Highest contract charge 1.90% Class B    $15.35            --                  --            --        47.16%
           All contract charges                         --        58,787          $1,130,770          1.33%
EQ/INTERMEDIATE GOVERNMENT BOND
           Unit Value 1.20% to 1.90%*
     2013  Lowest contract charge 1.20% Class B     $21.03            --                  --            --        (2.82)%
           Highest contract charge 1.90% Class B    $17.89            --                  --            --        (3.51)%
           All contract charges                         --        17,778          $  250,365          0.20%
2012 (ae)  Lowest contract charge 0.65% Class B     $10.22            --                  --            --         0.29%
           Highest contract charge 1.90% Class B    $18.54            --                  --            --        (0.91)%
           All contract charges                         --        33,728          $  440,306          0.24%
2011 (ae)  Lowest contract charge 0.95% Class B     $22.86            --                  --            --         4.34%
           Highest contract charge 1.90% Class B    $18.71            --                  --            --         3.26%
           All contract charges                         --        33,208          $  447,386          0.43%
2010 (ae)  Lowest contract charge 0.50% Class B     $23.97            --                  --            --         3.72%
           Highest contract charge 1.90% Class B    $18.12            --                  --            --         2.26%
           All contract charges                         --        28,642          $  391,601          1.22%
2009 (ae)  Lowest contract charge 0.50% Class B     $23.11            --                  --            --        (2.76)%
           Highest contract charge 1.90% Class B    $17.72            --                  --            --        (4.11)%
           All contract charges                         --        26,434          $  369,725          1.00%
EQ/INTERNATIONAL CORE PLUS (E) (F)
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B     $14.94            --                  --            --        16.36%
           Highest contract charge 1.90% Class B    $12.97            --                  --            --        15.29%
           All contract charges                         --        88,401          $1,353,614          1.10%
2012 (ae)  Lowest contract charge 0.95% Class B     $12.84            --                  --            --        15.26%
           Highest contract charge 1.90% Class B    $11.25            --                  --            --        14.10%
           All contract charges                         --        47,756          $  629,076          1.44%
2011 (ae)  Lowest contract charge 0.95% Class B     $11.14            --                  --            --       (17.73)%
           Highest contract charge 1.90% Class B    $ 9.86            --                  --            --       (18.51)%
           All contract charges                         --        52,811          $  606,445          2.70%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------
                                                             UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                  UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                  ---------- ----------------- ----------------- -------------- ---------
EQ/INTERNATIONAL CORE PLUS (E) (F) (CONTINUED)
2010 (ae)  Lowest contract charge 0.50% Class B     $14.28             --                 --            --         8.68%
           Highest contract charge 1.90% Class B    $12.10             --                 --            --         7.17%
           All contract charges                         --         56,037         $  784,792          1.80%
2009 (ae)  Lowest contract charge 0.50% Class B     $13.14             --                 --            --        34.62%
           Highest contract charge 1.90% Class B    $11.29             --                 --            --        32.72%
           All contract charges                         --         59,216         $  769,256          3.14%
EQ/INTERNATIONAL EQUITY INDEX
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B     $16.50             --                 --            --        20.35%
           Highest contract charge 1.90% Class B    $13.77             --                 --            --        19.12%
           All contract charges                         --         46,841         $  697,320          2.35%
2012 (ae)  Lowest contract charge 0.95% Class B     $13.71             --                 --            --        15.11%
           Highest contract charge 1.90% Class B    $11.56             --                 --            --        14.12%
           All contract charges                         --         44,508         $  553,783          3.00%
2011 (ae)  Lowest contract charge 0.95% Class B     $11.91             --                 --            --       (13.00)%
           Highest contract charge 1.90% Class B    $10.13             --                 --            --       (13.86)%
           All contract charges                         --         48,085         $  522,268          2.76%
2010 (ae)  Lowest contract charge 0.50% Class B     $14.70             --                 --            --         4.63%
           Highest contract charge 1.90% Class B    $11.76             --                 --            --         3.16%
           All contract charges                         --         52,855         $  663,562          2.24%
2009 (ae)  Lowest contract charge 0.50% Class B     $14.05             --                 --            --        26.42%
           Highest contract charge 1.90% Class B    $11.40             --                 --            --        24.68%
           All contract charges                         --         58,111         $  703,686          2.38%
EQ/INTERNATIONAL VALUE PLUS
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B     $22.71             --                 --            --        18.16%
           Highest contract charge 1.90% Class B    $19.34             --                 --            --        17.07%
           All contract charges                         --         33,042         $  602,056          1.10%
2012 (ae)  Lowest contract charge 0.95% Class B     $19.22             --                 --            --        16.34%
           Highest contract charge 1.90% Class B    $16.52             --                 --            --        15.20%
           All contract charges                         --         37,289         $  578,859          1.78%
2011 (ae)  Lowest contract charge 0.95% Class B     $16.52             --                 --            --       (16.94)%
           Highest contract charge 1.90% Class B    $14.34             --                 --            --       (17.78)%
           All contract charges                         --         41,044         $  550,880          1.92%
2010 (ae)  Lowest contract charge 0.50% Class B     $21.16             --                 --            --         5.54%
           Highest contract charge 1.90% Class B    $17.44             --                 --            --         4.06%
           All contract charges                         --         45,360         $  737,614          0.76%
2009 (ae)  Lowest contract charge 0.50% Class B     $20.05             --                 --            --        29.61%
           Highest contract charge 1.90% Class B    $16.76             --                 --            --        27.81%
           All contract charges                         --         47,668         $  743,266          2.07%
EQ/LARGE CAP CORE PLUS (G) (H) (I) (J) (K)
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B     $13.91             --                 --            --        30.37%
           Highest contract charge 1.90% Class B    $12.04             --                 --            --        29.05%
           All contract charges                         --        126,392         $1,855,878          0.82%
2012 (ae)  Lowest contract charge 0.95% Class B     $10.67             --                 --            --        13.87%
           Highest contract charge 1.90% Class B    $ 9.33             --                 --            --        12.82%
           All contract charges                         --         12,776         $  137,932          1.12%
2011 (ae)  Lowest contract charge 0.95% Class B     $ 9.37             --                 --            --        (5.16)%
           Highest contract charge 1.90% Class B    $ 8.27             --                 --            --        (6.02)%
           All contract charges                         --         14,134         $  134,375          1.03%
2010 (ae)  Lowest contract charge 0.50% Class B     $10.43             --                 --            --        13.62%
           Highest contract charge 1.90% Class B    $ 8.80             --                 --            --        11.96%
           All contract charges                         --         15,828         $  158,846          1.00%
2009 (ae)  Lowest contract charge 0.50% Class B     $ 9.18             --                 --            --        25.95%
           Highest contract charge 1.90% Class B    $ 7.86             --                 --            --        24.11%
           All contract charges                         --         17,342         $  153,764          4.38%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------
                                                             UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                  UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                  ---------- ----------------- ----------------- -------------- ---------
EQ/LARGE CAP GROWTH INDEX
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B     $12.04             --                 --            --        31.30%
           Highest contract charge 1.90% Class B    $10.45             --                 --            --        29.98%
           All contract charges                         --         35,816         $  516,366          1.04%
2012 (ae)  Lowest contract charge 0.95% Class B     $ 9.17             --                 --            --        13.63%
           Highest contract charge 1.90% Class B    $ 8.04             --                 --            --        12.45%
           All contract charges                         --         32,338         $  348,856          1.20%
2011 (ae)  Lowest contract charge 0.95% Class B     $ 8.07             --                 --            --         1.38%
           Highest contract charge 1.90% Class B    $ 7.15             --                 --            --         0.42%
           All contract charges                         --         34,122         $  322,327          0.88%
2010 (ae)  Lowest contract charge 0.50% Class B     $ 8.40             --                 --            --        15.38%
           Highest contract charge 1.90% Class B    $ 7.12             --                 --            --        13.74%
           All contract charges                         --         36,002         $  332,558          0.97%
2009 (ae)  Lowest contract charge 0.50% Class B     $ 7.28             --                 --            --        35.53%
           Highest contract charge 1.90% Class B    $ 6.26             --                 --            --        33.67%
           All contract charges                         --         39,652         $  317,224          2.14%
EQ/LARGE CAP GROWTH PLUS (L) (M) (P) (Q) (R)
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B     $24.00             --                 --            --        34.08%
           Highest contract charge 1.90% Class B    $20.44             --                 --            --        32.81%
           All contract charges                         --        178,037         $3,596,867          0.27%
2012 (ae)  Lowest contract charge 0.95% Class B     $17.90             --                 --            --        12.65%
           Highest contract charge 1.90% Class B    $15.39             --                 --            --        11.60%
           All contract charges                         --         33,585         $  512,891          0.56%
2011 (ae)  Lowest contract charge 0.95% Class B     $15.89             --                 --            --        (4.56)%
           Highest contract charge 1.90% Class B    $13.79             --                 --            --        (5.48)%
           All contract charges                         --         37,076         $  505,607          0.50%
2010 (ae)  Lowest contract charge 0.50% Class B     $17.71             --                 --            --        13.89%
           Highest contract charge 1.90% Class B    $14.59             --                 --            --        12.23%
           All contract charges                         --         17,859         $  261,108          0.38%
2009 (ae)  Lowest contract charge 0.50% Class B     $15.55             --                 --            --        34.19%
           Highest contract charge 1.90% Class B    $13.00             --                 --            --        32.35%
           All contract charges                         --         19,454         $  252,641          1.31%
EQ/LARGE CAP VALUE INDEX
           Unit Value 1.20% to 1.80%*
     2013  Lowest contract charge 1.20% Class B     $ 8.78             --                 --            --        30.07%
           Highest contract charge 1.80% Class B    $ 8.35             --                 --            --        29.26%
           All contract charges                         --         45,705         $  391,757          1.62%
2012 (ae)  Lowest contract charge 1.20% Class B     $ 6.75             --                 --            --        15.19%
           Highest contract charge 1.80% Class B    $ 6.46             --                 --            --        14.34%
           All contract charges                         --         39,416         $  260,695          1.91%
2011 (ae)  Lowest contract charge 1.20% Class B     $ 5.86             --                 --            --        (1.51)%
           Highest contract charge 1.80% Class B    $ 5.65             --                 --            --        (2.08)%
           All contract charges                         --         43,857         $  252,597          1.77%
2010 (ae)  Lowest contract charge 0.50% Class B     $ 6.18             --                 --            --        14.02%
           Highest contract charge 1.90% Class B    $ 5.74             --                 --            --        12.55%
           All contract charges                         --         20,149         $  118,119          1.54%
2009 (ae)  Lowest contract charge 0.50% Class B     $ 5.42             --                 --            --        18.55%
           Highest contract charge 1.90% Class B    $ 5.10             --                 --            --        17.01%
           All contract charges                         --         19,764         $  102,573          9.15%
EQ/LARGE CAP VALUE PLUS (Z) (AA) (AB) (AC) (AD)
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B     $18.62             --                 --            --        31.22%
           Highest contract charge 1.90% Class B    $15.96             --                 --            --        29.97%
           All contract charges                         --        211,585         $3,321,080          1.62%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------
                                                             UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                  UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                  ---------- ----------------- ----------------- -------------- ---------
EQ/LARGE CAP VALUE PLUS (Z) (AA) (AB) (AC) (AD) (CONTINUED)
2012 (ae)  Lowest contract charge 0.95% Class B     $14.19             --                 --            --        14.71%
           Highest contract charge 1.90% Class B    $12.28             --                 --            --        13.60%
           All contract charges                         --         80,831         $  983,911          1.54%
2011 (ae)  Lowest contract charge 0.95% Class B     $12.37             --                 --            --        (5.93)%
           Highest contract charge 1.90% Class B    $10.81             --                 --            --        (6.81)%
           All contract charges                         --         91,140         $  971,826          1.10%
2010 (ae)  Lowest contract charge 0.50% Class B     $13.95             --                 --            --        12.14%
           Highest contract charge 1.90% Class B    $11.60             --                 --            --        10.48%
           All contract charges                         --        102,373         $1,167,606          1.13%
2009 (ae)  Lowest contract charge 0.50% Class B     $12.44             --                 --            --        19.87%
           Highest contract charge 1.90% Class B    $10.50             --                 --            --        18.20%
           All contract charges                         --        114,911         $1,181,003          2.14%
EQ/MID CAP INDEX
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B     $17.55             --                 --            --        31.36%
           Highest contract charge 1.90% Class B    $15.43             --                 --            --        29.99%
           All contract charges                         --         50,069         $  897,480          0.78%
2012 (ae)  Lowest contract charge 0.95% Class B     $13.36             --                 --            --        15.97%
           Highest contract charge 1.90% Class B    $11.87             --                 --            --        14.91%
           All contract charges                         --         50,957         $  698,544          0.99%
2011 (ae)  Lowest contract charge 0.95% Class B     $11.52             --                 --            --        (3.36)%
           Highest contract charge 1.90% Class B    $10.33             --                 --            --        (4.26)%
           All contract charges                         --         53,373         $  632,975          0.61%
2010 (ae)  Lowest contract charge 0.50% Class B     $12.49             --                 --            --        25.03%
           Highest contract charge 1.90% Class B    $10.79             --                 --            --        23.31%
           All contract charges                         --         59,447         $  732,139          0.74%
2009 (ae)  Lowest contract charge 0.50% Class B     $ 9.99             --                 --            --        35.67%
           Highest contract charge 1.90% Class B    $ 8.75             --                 --            --        33.76%
           All contract charges                         --         65,727         $  652,650          1.09%
EQ/MID CAP VALUE PLUS (V)
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B     $24.15             --                 --            --        31.82%
           Highest contract charge 1.90% Class B    $20.57             --                 --            --        30.60%
           All contract charges                         --         70,890         $1,467,915          0.57%
2012 (ae)  Lowest contract charge 0.95% Class B     $18.32             --                 --            --        17.51%
           Highest contract charge 1.90% Class B    $15.75             --                 --            --        16.32%
           All contract charges                         --         60,166         $  946,778          1.20%
2011 (ae)  Lowest contract charge 0.95% Class B     $15.59             --                 --            --       (10.30)%
           Highest contract charge 1.90% Class B    $13.54             --                 --            --       (11.15)%
           All contract charges                         --         66,819         $  899,832          0.84%
2010 (ae)  Lowest contract charge 0.50% Class B     $18.49             --                 --            --        21.81%
           Highest contract charge 1.90% Class B    $15.24             --                 --            --        20.19%
           All contract charges                         --         75,286         $1,136,423          0.98%
2009 (ae)  Lowest contract charge 0.50% Class B     $15.18             --                 --            --        35.14%
           Highest contract charge 1.90% Class B    $12.68             --                 --            --        33.22%
           All contract charges                         --         88,122         $1,102,630          1.69%
EQ/MONEY MARKET
           Unit Value 0.00% to 1.90%*
     2013  Lowest contract charge 0.00% Class B     $44.43             --                 --            --           --
           Highest contract charge 1.90% Class B    $23.84             --                 --            --        (1.89)%
           All contract charges                         --        196,412         $  624,635            --
2012 (ae)  Lowest contract charge 0.00% Class B     $44.43             --                 --            --           --
           Highest contract charge 1.90% Class B    $24.30             --                 --            --        (1.94)%
           All contract charges                         --        180,902         $  645,099            --
2011 (ae)  Lowest contract charge 0.00% Class B     $44.43             --                 --            --           --
           Highest contract charge 1.90% Class B    $24.78             --                 --            --        (1.86)%
           All contract charges                         --         85,545         $  655,858          0.01%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------
                                                             UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                  UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                  ---------- ----------------- ----------------- -------------- ---------
EQ/MONEY MARKET (CONTINUED)
2010 (ae)  Lowest contract charge 0.00% Class B     $44.43             --                 --            --           --
           Highest contract charge 1.90% Class B    $25.25             --                 --            --        (1.90)%
           All contract charges                         --         65,197         $  653,462            --
2009 (ae)  Lowest contract charge 0.00% Class B     $44.43             --                 --            --        (0.01)%
           Highest contract charge 1.90% Class B    $25.74             --                 --            --        (1.90)%
           All contract charges                         --         60,968         $  941,402            --
EQ/MORGAN STANLEY MID CAP GROWTH
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B     $23.40             --                 --            --        37.24%
           Highest contract charge 1.90% Class B    $21.53             --                 --            --        35.92%
           All contract charges                         --         29,180         $  652,249            --
2012 (ae)  Lowest contract charge 0.95% Class B     $17.05             --                 --            --         7.71%
           Highest contract charge 1.90% Class B    $15.84             --                 --            --         6.67%
           All contract charges                         --         33,732         $  552,320          0.44%
2011 (ae)  Lowest contract charge 0.95% Class B     $15.83             --                 --            --        (8.60)%
           Highest contract charge 1.90% Class B    $14.85             --                 --            --        (9.45)%
           All contract charges                         --         36,425         $  556,589          0.25%
2010 (ae)  Lowest contract charge 0.50% Class B     $17.77             --                 --            --        31.63%
           Highest contract charge 1.90% Class B    $16.40             --                 --            --        29.85%
           All contract charges                         --         36,207         $  608,343          0.12%
2009 (ae)  Lowest contract charge 0.50% Class B     $13.50             --                 --            --        56.21%
           Highest contract charge 1.90% Class B    $12.63             --                 --            --        54.06%
           All contract charges                         --         31,529         $  406,393            --
EQ/MUTUAL LARGE CAP EQUITY
           Unit Value 0.95% to 1.80%*
     2013  Lowest contract charge 0.95% Class B     $12.47             --                 --            --        28.03%
           Highest contract charge 1.80% Class B    $11.71             --                 --            --        27.01%
           All contract charges                         --         17,304         $  207,189          0.66%
2012 (ae)  Lowest contract charge 0.95% Class B     $ 9.74             --                 --            --        13.12%
           Highest contract charge 1.80% Class B    $ 9.22             --                 --            --        12.17%
           All contract charges                         --         20,477         $  192,474          1.34%
2011 (ae)  Lowest contract charge 0.95% Class B     $ 8.61             --                 --            --        (5.38)%
           Highest contract charge 1.80% Class B    $ 8.22             --                 --            --        (6.16)%
           All contract charges                         --         23,086         $  192,936          0.90%
2010 (ae)  Lowest contract charge 0.50% Class B     $ 9.28             --                 --            --        11.40%
           Highest contract charge 1.90% Class B    $ 8.73             --                 --            --         9.81%
           All contract charges                         --         25,932         $  230,267          1.81%
2009 (ae)  Lowest contract charge 0.50% Class B     $ 8.33             --                 --            --        24.48%
           Highest contract charge 1.90% Class B    $ 7.95             --                 --            --        22.81%
           All contract charges                         --         29,595         $  238,330          0.18%
EQ/QUALITY BOND PLUS (W)
           Unit Value 1.20% to 1.90%*
     2013  Lowest contract charge 1.20% Class B     $17.17             --                 --            --        (3.43)%
           Highest contract charge 1.90% Class B    $14.87             --                 --            --        (4.13)%
           All contract charges                         --        116,221         $1,460,901          0.57%
2012 (ae)  Lowest contract charge 1.20% Class B     $17.78             --                 --            --         1.43%
           Highest contract charge 1.90% Class B    $15.51             --                 --            --         0.71%
           All contract charges                         --         38,915         $  505,313          0.62%
2011 (ae)  Lowest contract charge 0.95% Class B     $18.36             --                 --            --         0.27%
           Highest contract charge 1.90% Class B    $15.40             --                 --            --        (0.71)%
           All contract charges                         --         40,402         $  519,876          2.32%
2010 (ae)  Lowest contract charge 0.50% Class B     $19.80             --                 --            --         5.71%
           Highest contract charge 1.90% Class B    $15.51             --                 --            --         4.23%
           All contract charges                         --         43,644         $  565,217         10.49%
2009 (ae)  Lowest contract charge 0.50% Class B     $18.73             --                 --            --         5.54%
           Highest contract charge 1.90% Class B    $14.88             --                 --            --         4.06%
           All contract charges                         --         44,906         $  558,182          3.96%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------
                                                             UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                  UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                  ---------- ----------------- ----------------- -------------- ---------
EQ/SMALL COMPANY INDEX
           Unit Value 0.95% to 1.90%*
     2013  Lowest contract charge 0.95% Class B     $26.01            --                 --             --        36.11%
           Highest contract charge 1.90% Class B    $22.30            --                 --             --        34.91%
           All contract charges                         --        26,529           $584,509           0.95%
2012 (ae)  Lowest contract charge 0.95% Class B     $19.11            --                 --             --        14.43%
           Highest contract charge 1.90% Class B    $16.53            --                 --             --        13.30%
           All contract charges                         --        28,244           $459,521           1.49%
2011 (ae)  Lowest contract charge 0.95% Class B     $16.70            --                 --             --        (4.90)%
           Highest contract charge 1.90% Class B    $14.59            --                 --             --        (5.81)%
           All contract charges                         --        30,361           $434,307           0.66%
2010 (ae)  Lowest contract charge 0.50% Class B     $18.62            --                 --             --        25.13%
           Highest contract charge 1.90% Class B    $15.49            --                 --             --        23.43%
           All contract charges                         --        33,448           $506,182           0.97%
2009 (ae)  Lowest contract charge 0.50% Class B     $14.88            --                 --             --        25.54%
           Highest contract charge 1.90% Class B    $12.55            --                 --             --        23.76%
           All contract charges                         --        36,011           $440,098           1.55%
EQ/TEMPLETON GLOBAL EQUITY
           Unit Value 0.95% to 1.80%*
     2013  Lowest contract charge 0.95% Class B     $11.87            --                 --             --        25.74%
           Highest contract charge 1.80% Class B    $11.15            --                 --             --        24.72%
           All contract charges                         --        25,835           $294,586           0.90%
2012 (ae)  Lowest contract charge 0.95% Class B     $ 9.44            --                 --             --        18.15%
           Highest contract charge 1.80% Class B    $ 8.94            --                 --             --        17.17%
           All contract charges                         --        21,501           $196,029           1.34%
2011 (ae)  Lowest contract charge 0.95% Class B     $ 7.99            --                 --             --        (9.20)%
           Highest contract charge 1.80% Class B    $ 7.63            --                 --             --        (9.92)%
           All contract charges                         --        21,852           $169,531           1.77%
2010 (ae)  Lowest contract charge 0.50% Class B     $ 8.97            --                 --             --         7.43%
           Highest contract charge 1.90% Class B    $ 8.44            --                 --             --         6.03%
           All contract charges                         --        22,506           $193,279           1.48%
2009 (ae)  Lowest contract charge 0.50% Class B     $ 8.35            --                 --             --        29.41%
           Highest contract charge 1.90% Class B    $ 7.96            --                 --             --        27.63%
           All contract charges                         --        22,755           $183,693           1.50%
MULTIMANAGER TECHNOLOGY
           Unit Value 0.95% to 1.80%*
     2013  Lowest contract charge 0.95% Class B     $17.28            --                 --             --        34.37%
           Highest contract charge 1.80% Class B    $15.58            --                 --             --        33.16%
           All contract charges                         --        25,647           $456,103             --
2012 (ae)  Lowest contract charge 0.95% Class B     $12.86            --                 --             --        12.31%
           Highest contract charge 1.80% Class B    $11.70            --                 --             --        11.43%
           All contract charges                         --        28,995           $385,649             --
2011 (ae)  Lowest contract charge 0.95% Class B     $11.45            --                 --             --        (5.68)%
           Highest contract charge 1.90% Class B    $10.40            --                 --             --        (6.64)%
           All contract charges                         --        30,531           $363,492             --
2010 (ae)  Lowest contract charge 0.50% Class B     $12.65            --                 --             --        17.13%
           Highest contract charge 1.90% Class B    $11.14            --                 --             --        15.56%
           All contract charges                         --        32,400           $410,547             --
2009 (ae)  Lowest contract charge 0.50% Class B     $10.80            --                                --        57.69%
           Highest contract charge 1.90% Class B    $ 9.64            --                 --             --        55.54%
           All contract charges                         --        33,513           $364,955             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2013

8. Financial Highlights (Concluded)

   ----------
  (a)Units were made available on June 08, 2009.
  (b)Units were made available on December 14, 2009.
  (c)Units were made available on January 18, 2011.
  (d)Units were made available on May 20, 2013.
  (e)EQ/International Core PLUS replaced EQ/MFS International Growth due to a fund substitution on June 21, 2013.
  (f)EQ/International Core PLUS replaced Multimanager International Equity due to a fund substitution on June 21, 2013.
  (g)EQ/Large Cap Core PLUS replaced EQ/Capital Guardian Research due to a fund substitution on June 21, 2013.
  (h)EQ/Large Cap Core PLUS replaced EQ/Davis New York Venture due to a fund substitution on June 21, 2013.
  (i)EQ/Large Cap Core PLUS replaced EQ/Lord Abbett Large Cap Core due to a fund substitution on June 21, 2013.
  (j)EQ/Large Cap Core PLUS replaced EQ/UBS Growth and Income due to a fund substitution on June 21, 2013.
  (k)EQ/Large Cap Core PLUS replaced Multimanager Large Cap Core Equity due to a fund substitution on June 21, 2013.
  (l)EQ/Large Cap Growth PLUS replaced EQ/T. Rowe Price Growth Stock due to a fund substitution on June 21, 2013.
  (m)EQ/Large Cap Growth PLUS replaced EQ/Wells Fargo Omega Growth due to a fund substitution on June 21, 2013.
  (n)AXA Tactical Manager 2000 replaced Multimanager Small Cap Growth due to a fund substitution on July 12, 2013.
  (o)AXA Tactical Manager 2000 replaced Multimanager Small Cap Value due to a fund substitution on July 12, 2013.
  (p)EQ/Large Cap Growth PLUS replaced EQ/Equity Growth PLUS due to a fund substitution on July 12, 2013.
  (q)EQ/Large Cap Growth PLUS replaced EQ/Montag & Caldwell Growth due to a fund substitution on July 12, 2013.
  (r)EQ/Large Cap Growth PLUS replaced Multimanager Aggressive Equity due to a fund substitution on July 12, 2013.
  (s)AXA Tactical Manager 400 replaced Multimanager Mid Cap Growth due to a fund substitution on July 19, 2013.
  (t)EQ/AllianceBernstein Short Duration Government Bond replaced EQ/PIMCO Ultra Short Bond due to a fund substitution on July 19, 2013.
  (u)EQ/Global Multi-Sector Equity replaced EQ/Oppenheimer Global due to a fund substitution on July 19, 2013.
  (v)EQ/Mid Cap Value PLUS replaced Multimanager Mid Cap Value due to a fund substitution on July 19, 2013.
  (w)EQ/Quality Bond PLUS replaced Multimanager Core Bond due to a fund substitution on July 19, 2013.
  (x)EQ/Core Bond Index replaced EQ/Global Bond PLUS due to a fund substitution on July 26, 2013.
  (y)EQ/Core Bond Index replaced Multimanager Multi-Sector Bond due to a fund substitution on July 26, 2013.
  (z)EQ/Large Cap Value PLUS replaced EQ/BlackRock Basic Value Equity due to a fund substitution on July 26, 2013.
 (aa)EQ/Large Cap Value PLUS replaced EQ/Boston Advisors Equity Income due to a fund substitution on July 26, 2013.
 (ab)EQ/Large Cap Value PLUS replaced EQ/JPMorgan Value Opportunities due to a fund substitution on July 26, 2013.
 (ac)EQ/Large Cap Value PLUS replaced EQ/Invesco Comstock due to a fund substitution on July 26, 2013.
 (ad)EQ/Large Cap Value PLUS replaced Multimanager Large Cap Value due to a fund substitution on July 26, 2013.
 (ae)The information shown as of and for the year ended December 31, 2012 and earlier is for units outstanding prior to the transfer of Accumulator 11, Retirement Cornerstone Series and Retirement Cornerstone 11 Series to Separate Account 70 on January 1, 2013.
  * This ratio represents the annual contract expenses consisting of mortality, risk, financial accounting and other expenses, for each period indicated. This ratio includes only those expenses that result in direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the respective Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.
  ** This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests.
  ***This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2013 through the date on which the financial statements were issued.

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm............................................... F-1

Consolidated Financial Statements:
 Consolidated Balance Sheets, December 31, 2013 and 2012.............................................. F-2
 Consolidated Statements of Earnings (Loss), Years Ended December 31, 2013, 2012 and 2011............. F-3
 Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2013, 2012 and 2011. F-4
 Consolidated Statements of Equity, Years Ended December 31, 2013, 2012 and 2011...................... F-5
 Consolidated Statements of Cash Flows, Years Ended December 31, 2013, 2012 and 2011.................. F-6
 Notes to Consolidated Financial Statements........................................................... F-8

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2014

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2013 AND 2012

                                                      2013        2012
                                                   ----------  ----------
                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair
   value.......................................... $   29,419  $   33,607
  Mortgage loans on real estate...................      5,684       5,059
  Equity real estate, held for the production of
   income.........................................          3           4
  Policy loans....................................      3,434       3,512
  Other equity investments........................      1,863       1,643
  Trading securities..............................      4,221       2,309
  Other invested assets...........................      1,353       1,828
                                                   ----------  ----------
   Total investments..............................     45,977      47,962
Cash and cash equivalents.........................      2,283       3,162
Cash and securities segregated, at fair value.....        981       1,551
Broker-dealer related receivables.................      1,539       1,605
Deferred policy acquisition costs.................      3,874       3,728
Goodwill and other intangible assets, net.........      3,703       3,673
Amounts due from reinsurers.......................      3,934       3,847
Loans to affiliates...............................      1,088       1,037
Guaranteed minimum income benefit reinsurance
  asset, at fair value............................      6,747      11,044
Other assets......................................      4,418       5,095
Separate Accounts' assets.........................    108,857      94,139
                                                   ----------  ----------

TOTAL ASSETS...................................... $  183,401  $  176,843
                                                   ==========  ==========

LIABILITIES
Policyholders' account balances................... $   30,340  $   28,263
Future policy benefits and other policyholders
  liabilities.....................................     21,697      22,687
Broker-dealer related payables....................        538         664
Customers related payables........................      1,698       2,562
Amounts due to reinsurers.........................         71          75
Short-term and long-term debt.....................        468         523
Loans from affiliates.............................        825       1,325
Current and deferred income taxes.................      2,813       5,172
Other liabilities.................................      2,653       3,503
Separate Accounts' liabilities....................    108,857      94,139
                                                   ----------  ----------
   Total liabilities..............................    169,960     158,913
                                                   ----------  ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 16 and 17)

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares
   authorized, issued and outstanding.............          2           2
  Capital in excess of par value..................      5,934       5,992
  Retained earnings...............................      5,205       9,125
  Accumulated other comprehensive income (loss)...       (603)        317
                                                   ----------  ----------
   Total AXA Equitable's equity...................     10,538      15,436
                                                   ----------  ----------
Noncontrolling interest...........................      2,903       2,494
                                                   ----------  ----------
   Total equity...................................     13,441      17,930
                                                   ----------  ----------

TOTAL LIABILITIES AND EQUITY...................... $  183,401  $  176,843
                                                   ==========  ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                              2013       2012       2011
                                            --------  ---------  ---------
                                                     (IN MILLIONS)
REVENUES
Universal life and investment-type
  product policy fee income................ $  3,546  $   3,334  $   3,312
Premiums...................................      496        514        533
Net investment income (loss):
  Investment income (loss) from
   derivative instruments..................   (2,866)      (978)     2,374
  Other investment income (loss)...........    2,237      2,316      2,128
                                            --------  ---------  ---------
   Total net investment income (loss)......     (629)     1,338      4,502
                                            --------  ---------  ---------
Investment gains (losses), net:
  Total other-than-temporary impairment
   losses..................................      (81)       (96)       (36)
  Portion of loss recognized in other
   comprehensive income (loss).............       15          2          4
                                            --------  ---------  ---------
   Net impairment losses recognized........      (66)       (94)       (32)
  Other investment gains (losses), net.....      (33)        (3)       (15)
                                            --------  ---------  ---------
     Total investment gains (losses),
       net.................................      (99)       (97)       (47)
                                            --------  ---------  ---------
Commissions, fees and other income.........    3,823      3,574      3,631
Increase (decrease) in the fair value
  of the reinsurance contract asset........   (4,297)       497      5,941
                                            --------  ---------  ---------
     Total revenues........................    2,840      9,160     17,872
                                            --------  ---------  ---------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits....................    1,691      2,989      4,360
Interest credited to policyholders'
  account balances.........................    1,373      1,166        999
Compensation and benefits..................    1,743      1,672      2,263
Commissions................................    1,160      1,248      1,195
Distribution related payments..............      423        367        303
Amortization of deferred sales
  commissions..............................       41         40         38
Interest expense...........................       88        108        106
Amortization of deferred policy
  acquisition costs........................      580        576      3,620
Capitalization of deferred policy
  acquisition costs........................     (655)      (718)      (759)
Rent expense...............................      169        201        240
Amortization of other intangible assets....       24         24         24
Other operating costs and expenses.........    1,512      1,429      1,359
                                            --------  ---------  ---------
     Total benefits and other deductions...    8,149      9,102     13,748
                                            --------  ---------  ---------

Earnings (loss) from continuing
  operations, before income taxes.......... $ (5,309) $      58  $   4,124
Income tax (expense) benefit...............    2,073        158     (1,298)
                                            --------  ---------  ---------

Net earnings (loss)........................   (3,236)       216      2,826
  Less: net (earnings) loss
   attributable to the noncontrolling
   interest................................     (337)      (121)       101
                                            --------  ---------  ---------

Net Earnings (Loss) Attributable to AXA
  Equitable................................ $ (3,573) $      95  $   2,927
                                            ========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                                  2013      2012      2011
                                                --------  --------  --------
                                                        (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)............................ $ (3,236) $    216  $  2,826
                                                --------  --------  --------

Other comprehensive income (loss) net of
  income taxes:
   Change in unrealized gains (losses), net
     of reclassification adjustment............   (1,211)      580       366
   Change in defined benefit plans.............      299        26       (74)
                                                --------  --------  --------
     Total other comprehensive income
       (loss), net of income taxes.............     (912)      606       292
                                                --------  --------  --------

Comprehensive income (loss)....................   (4,148)      822     3,118
                                                --------  --------  --------

  Less: Comprehensive (income) loss
   attributable to noncontrolling interest.....     (345)     (113)      122
                                                --------  --------  --------

Comprehensive Income (Loss) Attributable to
  AXA Equitable................................ $ (4,493) $    709  $  3,240
                                                ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                                2013       2012       2011
                                             ---------  ---------  ---------
                                                      (IN MILLIONS)
  EQUITY
  AXA Equitable's Equity:
    Common stock, at par value, beginning
     and end of year........................ $       2  $       2  $       2
                                             ---------  ---------  ---------

    Capital in excess of par value,
     beginning of year......................     5,992      5,743      5,593
    Changes in capital in excess of par
     value..................................       (58)       249        150
                                             ---------  ---------  ---------
    Capital in excess of par value, end
     of year................................     5,934      5,992      5,743
                                             ---------  ---------  ---------

    Retained earnings, beginning of year....     9,125      9,392      6,844
    Net earnings (loss).....................    (3,573)        95      2,927
    Stockholder dividends...................      (347)      (362)      (379)
                                             ---------  ---------  ---------
    Retained earnings, end of year..........     5,205      9,125      9,392
                                             ---------  ---------  ---------

    Accumulated other comprehensive
     income (loss), beginning of year.......       317       (297)     (610)
    Other comprehensive income (loss).......      (920)       614        313
                                             ---------  ---------  ---------
    Accumulated other comprehensive
     income (loss), end of year.............      (603)       317       (297)
                                             ---------  ---------  ---------

     TOTAL AXA EQUITABLE'S EQUITY, END OF
       YEAR.................................    10,538     15,436     14,840
                                             ---------  ---------  ---------

  Noncontrolling interest, beginning of
    year....................................     2,494      2,703      3,118
  Purchase of AllianceBernstein Units by
    noncontrolling interest.................        --         --          1
  Purchase of noncontrolling interest in
    consolidated entity.....................        --         --        (31)
  Repurchase of AllianceBernstein Holding
    units...................................       (76)      (145)      (140)
  Net earnings (loss) attributable to
    noncontrolling interest.................       337        121       (101)
  Dividends paid to noncontrolling
    interest................................      (306)      (219)      (312)
  Dividend of AllianceBernstein Units by
    AXA Equitable to AXA Financial..........       113         --         --
  Other comprehensive income (loss)
    attributable to noncontrolling
    interest................................         8         (8)       (21)
  Other changes in noncontrolling interest..       333         42        189
                                             ---------  ---------  ---------

       Noncontrolling interest, end of
         year...............................     2,903      2,494      2,703
                                             ---------  ---------  ---------

  TOTAL EQUITY, END OF YEAR................. $  13,441  $  17,930  $  17,543
                                             =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                               2013       2012        2011
                                            ---------  ----------  ----------
                                                      (IN MILLIONS)
  Net earnings (loss)...................... $  (3,236) $      216  $    2,826
  Adjustments to reconcile net earnings
    (loss) to net cash provided by
    operating activities:
    Interest credited to policyholders'
     account balances......................     1,373       1,166         999
    Universal life and investment-type
     product policy fee income.............    (3,546)     (3,334)     (3,312)
    Net change in broker-dealer and
     customer related receivables/payables.      (740)        383         266
    (Income) loss related to derivative
     instruments...........................     2,866         978      (2,374)
    Change in reinsurance recoverable
     with affiliate........................      (176)       (207)       (242)
    Investment (gains) losses, net.........        99          97          47
    Change in segregated cash and
     securities, net.......................       571        (272)       (170)
    Change in deferred policy acquisition
     costs.................................       (74)       (142)      2,861
    Change in future policy benefits.......      (384)        876       2,110
    Change in current and deferred income
     taxes.................................    (1,754)       (254)      1,226
    Real estate related write-off charges..        56          42           5
    Change in the fair value of the
     reinsurance contract asset............     4,297        (497)     (5,941)
    Amortization of deferred compensation..       159          22         418
    Amortization of deferred sales
     commission............................        41          40          38
    Amortization of reinsurance cost.......       280          47         211
    Other depreciation and amortization....       122         157         146
    Amortization of other intangibles......        24          24          24
    Other, net.............................       180        (122)        (76)
                                            ---------  ----------  ----------

  Net cash provided by (used in)
    operating activities...................       158        (780)       (938)
                                            ---------  ----------  ----------

  Cash flows from investing activities:
    Maturities and repayments of fixed
     maturities and mortgage loans on
     real estate...........................     3,691       3,551       3,435
    Sales of investments...................     3,442       1,951       1,141
    Purchases of investments...............    (7,956)     (7,893)     (7,970)
    Cash settlements related to
     derivative instruments................    (2,500)       (287)      1,429
    Change in short-term investments.......        --          34          16
    Decrease in loans to affiliates........         5           4          --
    Additional loans to affiliates.........       (56)         --          --
    Investment in capitalized software,
     leasehold improvements and EDP
     equipment.............................       (67)        (66)       (104)
    Other, net.............................        12          14          25
                                            ---------  ----------  ----------

  Net cash provided by (used in)
    investing activities...................    (3,429)     (2,692)     (2,028)
                                            ---------  ----------  ----------

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011
                                  (CONTINUED)

                                                2013      2012      2011
                                              --------  --------  --------
                                                      (IN MILLIONS)
    Cash flows from financing activities:
      Policyholders' account balances:
       Deposits.............................. $  5,469  $  5,437  $  4,461
       Withdrawals and transfers to
         Separate Accounts...................   (1,188)     (982)     (821)
      Change in short-term financings........      (55)     (122)      220
      Change in collateralized pledged
       liabilities...........................     (663)     (288)      989
      Change in collateralized pledged
       assets................................      (18)       (5)       99
      Repayment of Loans from Affiliates.....     (500)       --        --
      Capital contribution...................       --       195        --
      Shareholder dividends paid.............     (234)     (362)     (379)
      Repurchase of AllianceBernstein
       Holding units.........................     (113)     (238)     (221)
      Distribution to noncontrolling
       interest in consolidated subsidiaries.     (306)     (219)     (312)
      Other, net.............................       --        (9)        2
                                              --------  --------  --------

    Net cash provided by (used in)
      financing activities...................    2,392     3,407     4,038
                                              --------  --------  --------

    Change in cash and cash equivalents......     (879)      (65)    1,072
    Cash and cash equivalents, beginning of
      year...................................    3,162     3,227     2,155
                                              --------  --------  --------

    Cash and Cash Equivalents, End of Year... $  2,283  $  3,162  $  3,227
                                              ========  ========  ========

    Supplemental cash flow information:
      Interest Paid.......................... $     91  $    107  $    107
                                              ========  ========  ========
      Income Taxes (Refunded) Paid........... $   (214) $    271  $     36
                                              ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products and variable and fixed-interest annuity products principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   At December 31, 2013 and 2012, the Company's economic interest in AllianceBernstein was 32.7% and 39.5%, respectively. At December 31, 2013 and 2012, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 63.7% and 65.5%. AXA Equitable as the General Partner of the limited partnership consolidates AllianceBernstein in the Company's consolidated financial statements.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   Accounting for Variable Annuities with GMDB and GMIB Features

   Future claims exposure on products with guaranteed minimum death benefit ("GMDB") and guaranteed minimum income benefit ("GMIB") features are sensitive to movements in the equity markets and interest rates. The Company has in place various hedging programs utilizing derivatives that are designed to mitigate the impact of movements in equity markets and interest rates. Under U.S. GAAP, the accounting for these various hedging programs do not qualify for hedge accounting treatment. As a result, changes in the value of the derivatives will be recognized in the period in which they occur while offsetting changes in reserves and deferred policy acquisition costs ("DAC") will be recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   GMIB reinsurance contracts are used to cede to affiliated and non-affiliated reinsurers a portion of the exposure on variable annuity products that offer the GMIB feature. Under U.S. GAAP, the GMIB reinsurance contracts are accounted for as derivatives and are reported at fair value. Under U.S. GAAP, gross reserves for GMIB are calculated on the basis of assumptions related to projected benefits and related contract charges over the lives of the contracts and therefore will not immediately reflect the offsetting impact on future claims exposure resulting from the same capital market and/or interest rate fluctuations that cause gains or losses on the fair value of the GMIB reinsurance contracts. The changes in the fair value of the GMIB reinsurance contracts are recorded in the period in which they occur while offsetting changes in gross reserves and DAC for GMIB are recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   Accounting and Consolidation of VIE's

   At December 31, 2013 and 2012, respectively, the Insurance Group's General Account held $3 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2013 and 2012, respectively, as reported in the consolidated balance sheet, these investments included $3 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2013 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   For all new investment products and entities developed by AllianceBernstein (other than Collaterized Debt Obligations ("CDOs"), AllianceBernstein first determines whether the entity is a VIE, which involves determining an entity's variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, AllianceBernstein then identifies the primary beneficiary of the VIE. If AllianceBernstein is deemed to be the primary beneficiary of the VIE, then AllianceBernstein and the Company consolidate the entity.

   AllianceBernstein provides seed capital to its investment teams to develop new products and services for their clients. AllianceBernstein's original seed investment typically represents all or a majority of the equity investment in the new product is temporary in nature. AllianceBernstein evaluates its seed investments on a quarterly basis and consolidates such investments as required pursuant to U.S. GAAP.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2013, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $26 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $200,000 in and prospective investment management fees earned from these entities.

   Consolidations

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2013", "2012" and "2011" refer to the years ended December 31, 2013, 2012 and 2011, respectively.

   Adoption of New Accounting Pronouncements

   In February 2013, the FASB issued new guidance to improve the reporting of reclassifications out of accumulated other comprehensive income ("AOCI"). The amendments in this guidance require an entity to report the effect of significant reclassifications out of AOCI on the respective line items in the statement of earnings (loss) if the amount being reclassified is required to be reclassified in its entirety to net earnings (loss). For other amounts that are not required to be reclassified in their entirety to net earnings in the same reporting period, an entity is required to cross-reference other disclosures that provide additional detail about those amounts. The guidance requires disclosure of reclassification information either in the notes or the face of the financial statements provided the information is presented in one location. This guidance was effective for interim and annual periods beginning after December 31, 2012. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In July 2012, the FASB issued new guidance on testing indefinite-lived intangible assets for impairment. The guidance is intended to reduce the cost and complexity of the annual indefinite-lived intangible assets impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim indefinite-lived intangible assets impairment tests performed for fiscal years beginning after September 15, 2012. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by International Financial Reporting Standards ("IFRS"). The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. In January 2013, the FASB issued new guidance limiting the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. This guidance was effective for interim and annual periods beginning after January 1, 2013 and was applied retrospectively to all comparative prior periods presented. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). This guidance was effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements.

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and IFRS. The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance was effective for reporting periods beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

      . Consider the receivable impaired when calculating the allowance for credit losses; and

      . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   Future Adoption of New Accounting Pronouncements

   The FASB issued new guidance that allows investors to elect to use the proportional amortization method to account for investments in qualified affordable housing projects if certain conditions are met. Under this method, which replaces the effective yield method, an investor amortizes the cost of its investment, in proportion to the tax credits and other tax benefits it receives, to income tax expense. The guidance also introduces disclosure requirements for all investments in qualified affordable housing projects, regardless of the accounting method used for those investments. The guidance is effective for annual periods beginning after December 15, 2014. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In July 2013, the FASB issued new guidance on the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The amendments in this guidance state that an unrecognized tax benefit, or a portion thereof, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. An exception to this guidance would be where a net operating loss carryforward or similar tax loss or credit carryforward would not be available under the tax law to settle any additional income taxes that would result from the disallowance of a tax position, or the tax law does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose. In such a case, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. This guidance is effective for interim and annual periods beginning after December 15, 2013. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, (the "NYSDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in OCI. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2013 and 2012, the carrying value of COLI was $770 million and $715 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. The Company uses derivatives to manage asset/liability risk but has not designated those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions, including net receipts and payments, are included in "Investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of earnings (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2013 and 2012, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $93 million and $0 million for commercial and $0 million and $2 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, insurance liability loss recognition and DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products would be recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated assessments for all issue years for the Accumulator(R) products due to continued volatility of margins and the continued emergence of periods of negative margins.

   DAC associated with UL and investment-type products, other than Accumulator(R) products is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2013, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was

   9.0% (6.68)% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.68)% net of product weighted average Separate Account fees) and 0.0% (-2.32% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2013, current projections of future average gross market returns assume a 0.0% annualized return for the next seven quarters, which is the minimum limitations grading to a reversion to the mean of 9.0% in fifteen quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2013, the average rate of assumed investment yields, excluding policy loans, was 5.3% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company has issued and continues to offer certain variable annuity products with GMDB and Guaranteed income benefit ("GIB") features. The Company previously issued certain variable annuity products with Guaranteed withdrawal benefit for life ("GWBL") and other features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 1.57% to 11.25% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2013, participating policies, including those in the Closed Block, represent approximately 5.2% ($21,194 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as AFS in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2013, 2012 and 2011, investment results of such Separate Accounts were gains (losses) of $19,022 million, $10,110 million and $(2,928) million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2013 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2013. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. If an impairment is determined to have occurred, software capitalization is accelerated for the remaining balance deemed to be impaired.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                           GROSS      GROSS
                                              AMORTIZED  UNREALIZED UNREALIZED               OTTI
                                                COST       GAINS      LOSSES   FAIR VALUE IN AOCI/(3)/
                                              ---------- ---------- ---------- ---------- -----------
                                                                   (IN MILLIONS)
DECEMBER 31, 2013:
------------------
Fixed Maturity Securities:
  Corporate.................................. $   21,516  $   1,387  $     213  $  22,690    $     --
  U.S. Treasury, government and agency.......      3,584         22        477      3,129          --
  States and political subdivisions..........        444         35          2        477          --
  Foreign governments........................        392         46          5        433          --
  Commercial mortgage-backed.................        971         10        265        716          23
  Residential mortgage-backed/(1)/...........        914         34          1        947          --
  Asset-backed/(2)/..........................        132         11          3        140           4
  Redeemable preferred stock.................        883         55         51        887          --
                                              ----------  ---------  ---------  ---------    --------
   Total Fixed Maturities....................     28,836      1,600      1,017     29,419          27

Equity securities............................         37         --          3         34          --
                                              ----------  ---------  ---------  ---------    --------

Total at December 31, 2013................... $   28,873  $   1,600  $   1,020  $  29,453    $     27
                                              ==========  =========  =========  =========    ========

December 31, 2012:
------------------
Fixed Maturity Securities:
  Corporate.................................. $   20,854  $   2,364  $      20  $  23,198    $     --
  U.S. Treasury, government and agency.......      4,664        517          1      5,180          --
  States and political subdivisions..........        445         85         --        530          --
  Foreign governments........................        454         76         --        530          --
  Commercial mortgage-backed.................      1,175         16        291        900          13
  Residential mortgage-backed/(1)/...........      1,864         85         --      1,949          --
  Asset-backed/(2)/..........................        175         12          5        182           5
  Redeemable preferred stock.................      1,089         60         11      1,138          --
                                              ----------  ---------  ---------  ---------    --------
   Total Fixed Maturities....................     30,720      3,215        328     33,607          18

Equity securities............................         23          1         --         24          --
                                              ----------  ---------  ---------  ---------    --------

Total at December 31, 2012................... $   30,743  $   3,216  $     328  $  33,631    $     18
                                              ==========  =========  =========  =========    ========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2013 and 2012, respectively, the Company had trading fixed maturities with an amortized cost of $243 million and $194 million and carrying values of $238 million and $202 million. Gross unrealized gains on trading fixed maturities were $2 million and $12 million and gross unrealized losses were $7 million and $4 million for 2013 and 2012, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2013 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2013

                                               Amortized
                                                 Cost     Fair Value
                                              ----------- ----------
                                                  (In Millions)
Due in one year or less...................... $       953  $     969
Due in years two through five................       7,786      8,387
Due in years six through ten.................      10,232     10,561
Due after ten years..........................       6,965      6,812
                                              -----------  ---------
   Subtotal..................................      25,936     26,729
Commercial mortgage-backed securities........         971        716
Residential mortgage-backed securities.......         914        947
Asset-backed securities......................         132        140
                                              -----------  ---------
Total........................................ $    27,953  $  28,532
                                              ===========  =========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2013, 2012 and 2011:

                                                    DECEMBER 31,
                                              ------------------------
                                                2013     2012    2011
                                              --------  ------  ------
                                                    (IN MILLIONS)
Proceeds from sales.......................... $  3,220  $  139  $  340
                                              ========  ======  ======
Gross gains on sales......................... $     71  $   13  $    6
                                              ========  ======  ======
Gross losses on sales........................ $    (88) $  (12) $   (9)
                                              ========  ======  ======
Total OTTI................................... $    (81) $  (96) $  (36)
Non-credit losses recognized in OCI..........       15       2       4
                                              --------  ------  ------
Credit losses recognized in earnings (loss).. $    (66) $  (94) $  (32)
                                              ========  ======  ======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                                         2013      2012
                                                                                       --------  --------
                                                                                          (IN MILLIONS)
Balances at January 1,................................................................ $   (372) $   (332)
Previously recognized impairments on securities that matured, paid, prepaid or sold...       67        54
Recognized impairments on securities
  impaired to fair value this period/(1)/.............................................       --        --
Impairments recognized this period on
  securities not previously impaired..................................................      (59)      (62)
Additional impairments this period on
  securities previously impaired......................................................       (6)      (32)
Increases due to passage of time on
  previously recorded credit losses...................................................       --        --
Accretion of previously recognized impairments due to increases in expected cash flows       --        --
                                                                                       --------  --------
Balances at December 31,.............................................................. $   (370) $   (372)
                                                                                       ========  ========

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                 DECEMBER 31,
                                              ------------------
                                                2013      2012
                                              -------  ---------
                                                 (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss............................ $   (28) $     (12)
   All other.................................     610      2,899
  Equity securities..........................      (3)         1
                                              -------  ---------
Net Unrealized Gains (Losses)................ $   579  $   2,888
                                              =======  =========

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                     AOCI GAIN
                                                                                                       (LOSS)
                                              NET UNREALIZED                           DEFERRED      RELATED TO
                                                  GAINS                                 INCOME     NET UNREALIZED
                                               (LOSSES) ON             POLICYHOLDERS   TAX ASSET     INVESTMENT
                                               INVESTMENTS      DAC     LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                              --------------  -------  -------------  -----------  --------------

                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2013.....................   $        (12) $     1    $         4   $        2   $          (5)
Net investment gains (losses) arising during
  the period.................................            (14)      --             --           --             (14)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             13       --             --           --              13
   Excluded from Net earnings (loss)/(1)/....            (15)      --             --           --             (15)
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --        1             --           --               1
   Deferred income taxes.....................             --       --             --            3               3
   Policyholders liabilities.................             --       --              6           --               6
                                                ------------  -------    -----------   ----------   -------------
BALANCE, DECEMBER 31, 2013...................   $        (28) $     2    $        10   $        5   $         (11)
                                                ============  =======    ===========   ==========   =============

BALANCE, JANUARY 1, 2012.....................   $        (47) $     5    $         6   $       12   $         (24)
Net investment gains (losses) arising during
  the period.................................              5       --             --           --               5
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             32       --             --           --              32
   Excluded from Net earnings (loss)/(1)/....             (2)      --             --           --              (2)
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --       (4)            --           --              (4)
   Deferred income taxes.....................             --       --             --          (10)            (10)
   Policyholders liabilities.................             --       --             (2)          --              (2)
                                                ------------  -------    -----------   ----------   -------------
BALANCE, DECEMBER 31, 2012...................   $        (12) $     1    $         4   $        2   $          (5)
                                                ============  =======    ===========   ==========   =============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                       AOCI GAIN
                                                                                                         (LOSS)
                                              NET UNREALIZED                            DEFERRED       RELATED TO
                                                  GAINS                                  INCOME      NET UNREALIZED
                                               (LOSSES) ON              POLICYHOLDERS   TAX ASSET      INVESTMENT
                                               INVESTMENTS       DAC     LIABILITIES   (LIABILITY)   GAINS (LOSSES)
                                              --------------  --------  -------------  -----------  ---------------
                                                                          (IN MILLIONS)
BALANCE, JANUARY 1, 2013.....................   $      2,900  $   (179)    $     (603)   $    (741) $         1,377
Net investment gains (losses) arising during
  the period.................................         (2,370)       --             --           --           (2,370)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             62        --             --           --               62
   Excluded from Net earnings (loss)/(1)/....             15        --             --           --               15
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --        72             --           --               72
   Deferred income taxes.....................             --        --             --          651              651
   Policyholders liabilities.................             --        --            358           --              358
                                                ------------  --------     ----------    ---------  ---------------
BALANCE, DECEMBER 31, 2013...................   $        607  $   (107)    $     (245)   $     (90) $           165
                                                ============  ========     ==========    =========  ===============

BALANCE, JANUARY 1, 2012.....................   $      1,831  $   (207)    $     (385)   $    (433) $           806
Net investment gains (losses) arising during
  the period.................................          1,008        --             --           --            1,008
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             59        --             --           --               59
   Excluded from Net earnings (loss)/(1)/....              2        --             --           --                2
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --        28             --           --               28
   Deferred income taxes.....................             --        --             --         (308)            (308)
   Policyholders liabilities.................             --        --           (218)          --             (218)
                                                ------------  --------     ----------    ---------  ---------------
BALANCE, DECEMBER 31, 2012...................   $      2,900  $   (179)    $     (603)   $    (741) $         1,377
                                                ============  ========     ==========    =========  ===============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 747 issues at December 31, 2013 and the 402 issues at December 31, 2012 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                               LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                              ---------------------  ---------------------  ---------------------
                                                           GROSS                  GROSS                  GROSS
                                                         UNREALIZED             UNREALIZED             UNREALIZED
                                              FAIR VALUE   LOSSES    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES
                                              ---------- ----------  ---------- ----------  ---------- ----------

                                                                         (IN MILLIONS)
DECEMBER 31, 2013:
------------------
Fixed Maturity Securities:
  Corporate..................................   $  4,381    $  (187)   $    248    $   (26)   $  4,629  $    (213)
  U.S. Treasury, government and agency.......      2,645       (477)         --         --       2,645       (477)
  States and political subdivisions..........         36         (2)         --         --          36         (2)
  Foreign governments........................         68         (4)          7         (1)         75         (5)
  Commercial mortgage-backed.................         30         (5)        529       (260)        559       (265)
  Residential mortgage-backed................        260         (1)          1         --         261         (1)
  Asset-backed...............................          2         --          28         (3)         30         (3)
  Redeemable preferred stock.................        232        (49)         79         (2)        311        (51)
                                                --------    -------    --------    -------    --------  ---------

Total........................................   $  7,654    $  (725)   $    892    $  (292)   $  8,546  $  (1,017)
                                                ========    =======    ========    =======    ========  =========

December 31, 2012:
------------------
Fixed Maturity Securities:
  Corporate..................................   $    562    $    (5)   $    208    $   (15)   $    770  $     (20)
  U.S. Treasury, government and agency.......        513         (1)         --         --         513         (1)
  States and political subdivisions..........         20         --          --         --          20         --
  Foreign governments........................          6         --           2         --           8         --
  Commercial mortgage-backed.................          7         (3)        805       (288)        812       (291)
  Residential mortgage-backed................         27         --           1         --          28         --
  Asset-backed...............................          8         --          36         (5)         44         (5)
  Redeemable preferred stock.................        143         (1)        327        (10)        470        (11)
                                                --------    -------    --------    -------    --------  ---------

Total........................................   $  1,286    $   (10)   $  1,379    $  (318)   $  2,665  $    (328)
                                                ========    =======    ========    =======    ========  =========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2013 and 2012 were $158 million and $138 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2013 and 2012, respectively, approximately $1,913 million and $2,095 million, or 6.6% and 6.8%, of the $28,836 million and $30,720 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $215 million and $224 million at December 31, 2013 and 2012, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2013 and 2012, respectively, the Company owned $10 million and $17 million in RMBS backed by subprime residential mortgage loans, and $8 million and $11 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2013, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $17 million.

   At December 31, 2013 and 2012, respectively, the amortized cost of the Company's trading account securities was $4,225 million and $2,265 million with respective fair values of $4,221 million and $2,309 million. Also at December 31, 2013 and 2012, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $192 million and $58 million and costs of $183 million and $57 million as well as other equity securities with carrying values of $34 million and $24 million and costs of $37 million and $23 million.

   In 2013, 2012 and 2011, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $48 million, $69 million and $(42) million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $135 million and $126 million at December 31, 2013 and 2012, respectively. Gross interest income on these loans included in net investment income (loss) totaled $2 million, $7 million and $7 million in 2013, 2012 and 2011, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $7 million, $8 million and $7 million in 2013, 2012 and 2011, respectively.

   Troubled Debt Restructurings

   In 2011, one of the 2 loans shown in the table below was modified to interest only payments until October 5, 2013. On October 10, 2013, this loan was further modified to interest only payments through June 5, 2014, at which time the loan reverts to its normal amortizing payment. In 2012, the second loan was modified retroactive to the July 1, 2012 payment and was converted to interest only payments through maturity in August 2014. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                  TROUBLED DEBT RESTRUCTURING - MODIFICATIONS
                               DECEMBER 31, 2013

                                              OUTSTANDING RECORDED INVESTMENT
                                     NUMBER  ----------------------------------
                                    OF LOANS PRE-MODIFICATION POST-MODIFICATION
                                    -------- ---------------- -----------------
                                                   (DOLLARS IN MILLIONS)
Commercial mortgage loans..........        2              126               135

   There were no default payments on the above loans during 2013.

   There were no agricultural troubled debt restructuring mortgage loans in 2013.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2013, 2012 and 2011 are as follows:

                                              COMMERCIAL MORTGAGE LOANS
                                              -------------------------
                                                2013     2012     2011
                                              -------  -------  -------
                                                    (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,................ $    34  $    32  $    18
   Charge-offs...............................      --       --       --
   Recoveries................................      (2)     (24)      (8)
   Provision.................................      10       26       22
                                              -------  -------  -------
Ending Balance, December 31,................. $    42  $    34  $    32
                                              =======  =======  =======

Ending Balance, December 31,:................
   Individually Evaluated for Impairment..... $    42  $    34  $    32
                                              =======  =======  =======

   There were no allowances for credit losses for agricultural mortgage loans in 2013, 2012 and 2011.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the loan-to-value and debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2013 and 2012, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2013

                                                         DEBT SERVICE COVERAGE RATIO
                                              --------------------------------------------------
                                                                                           LESS   TOTAL
                                               GREATER  1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                                              THAN 2.0X  2.0X    1.8X     1.5X     1.2X    1.0X   LOANS
                                              --------- ------- -------- -------- ------- ------ --------
                                                                     (IN MILLIONS)
LOAN-TO-VALUE RATIO:/(2)/
COMMERCIAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    285  $   -- $     -- $     --  $   36 $   -- $    321
  50% - 70%..................................       360     573      671      533     135     --    2,272
  70% - 90%..................................       116      --      313      240     105    219      993
  90% plus...................................       135      --       --       60      27     48      270
                                               --------  ------ -------- --------  ------ ------ --------

Total Commercial Mortgage Loans..............  $    896  $  573 $    984 $    833  $  303 $  267 $  3,856
                                               ========  ====== ======== ========  ====== ====== ========
AGRICULTURAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    185  $   82 $    214 $    410  $  208 $   49 $  1,148
  50% - 70%..................................       127      50      193      164     149     39      722
  70% - 90%..................................        --      --       --       --      --     --       --
  90% plus...................................        --      --       --       --      --     --       --
                                               --------  ------ -------- --------  ------ ------ --------

Total Agricultural Mortgage Loans............  $    312  $  132 $    407 $    574  $  357 $   88 $  1,870
                                               ========  ====== ======== ========  ====== ====== ========
TOTAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    470  $   82 $    214 $    410  $  244 $   49 $  1,469
  50% - 70%..................................       487     623      864      697     284     39    2,994
  70% - 90%..................................       116      --      313      240     105    219      993
  90% plus...................................       135      --       --       60      27     48      270
                                               ========  ====== ======== ========  ====== ====== ========

Total Mortgage Loans.........................  $  1,208  $  705 $  1,391 $  1,407  $  660 $  355 $  5,726
                                               ========  ====== ======== ========  ====== ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

                                Mortgage Loans by Loan-to-Value and Debt Service
                                                 Coverage Ratios
                                                December 31, 2012

                                                            Debt Service Coverage Ratio
                                              --------------------------------------------------------
                                                                                                Less     Total
                                               Greater  1.8x to  1.5x to   1.2x to   1.0x to    than    Mortgage
                                              than 2.0x  2.0x     1.8x      1.5x      1.2x      1.0x     Loans
Loan-to-Value Ratio:/(2)/                     --------- -------- -------- ---------- -------- -------- ----------
Commercial Mortgage Loans/(1)/                                           (In Millions)
  0% - 50%...................................  $    269 $     21 $     -- $       -- $     27 $     -- $      317
  50% - 70%..................................       370       75      619        655       --       --      1,719
  70% - 90%..................................        61      102      235        445      131       15        989
  90% plus...................................        --       --       --        156       89      165        410
                                               -------- -------- -------- ---------- -------- -------- ----------

Total Commercial Mortgage Loans..............  $    700 $    198 $    854 $    1,256 $    247 $    180 $    3,435
                                               ======== ======== ======== ========== ======== ======== ==========

Agricultural Mortgage Loans/(1)/
  0% - 50%...................................  $    179 $     84 $    211 $      308 $    177 $     49 $    1,008
  50% - 70%..................................       122       29      136        188      116       50        641
  70% - 90%..................................        --       --       --          1       --        8          9
  90% plus...................................        --       --       --         --       --       --         --
                                               -------- -------- -------- ---------- -------- -------- ----------

Total Agricultural Mortgage Loans............  $    301 $    113 $    347 $      497 $    293 $    107 $    1,658
                                               ======== ======== ======== ========== ======== ======== ==========

Total Mortgage Loans/(1)/
  0% - 50%...................................  $    448 $    105 $    211 $      308 $    204 $     49 $    1,325
  50% - 70%..................................       492      104      755        843      116       50      2,360
  70% - 90%..................................        61      102      235        446      131       23        998
  90% plus...................................        --       --       --        156       89      165        410
                                               -------- -------- -------- ---------- -------- -------- ----------

Total Mortgage Loans.........................  $  1,001 $    311 $  1,201 $    1,753 $    540 $    287 $    5,093
                                               ======== ======== ======== ========== ======== ======== ==========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2013 and 2012, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS



                                                                                                      TOTAL
                                               30-59   60-89       90 DAYS                          FINANCING
                                               DAYS    DAYS   OR (GREATER THAN)  TOTAL   CURRENT   RECEIVABLES
                                              ------- ------- ----------------- ------- --------- -------------
                                                                                   (IN MILLIONS)
DECEMBER 31, 2013
-----------------
  Commercial................................. $    -- $    --           $    -- $    -- $   3,856 $       3,856
  Agricultural...............................       5       4                14      23     1,847         1,870
                                              ------- -------           ------- ------- --------- -------------
TOTAL MORTGAGE LOANS......................... $     5 $     4           $    14 $    23 $   5,703 $       5,726
                                              ======= =======           ======= ======= ========= =============

December 31, 2012
-----------------
  Commercial................................. $    -- $    --           $    -- $    -- $   3,435 $       3,435
  Agricultural...............................       6       1                10      17     1,641         1,658
                                              ------- -------           ------- ------- --------- -------------
Total Mortgage Loans......................... $     6 $     1           $    10 $    17 $   5,076 $       5,093
                                              ======= =======           ======= ======= ========= =============

                                                     RECORDED
                                                    INVESTMENT
                                              (GREATER THAN) 90 DAYS
                                                       AND
                                                     ACCRUING
                                              ----------------------

DECEMBER 31, 2013
-----------------
  Commercial.................................              $      --
  Agricultural...............................                     14
                                                           ---------
TOTAL MORTGAGE LOANS.........................              $      14
                                                           =========

December 31, 2012
-----------------
  Commercial.................................              $      --
  Agricultural...............................                      9
                                                           ---------
Total Mortgage Loans.........................              $       9
                                                           =========

   The following table provides information relating to impaired loans at December 31, 2013 and 2012, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                          UNPAID                   AVERAGE       INTEREST
                                               RECORDED  PRINCIPAL    RELATED      RECORDED       INCOME
                                              INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/ RECOGNIZED
                                              ---------- ---------- ----------  --------------  ----------
                                                                     (IN MILLIONS)
DECEMBER 31, 2013:
------------------
With no related allowance recorded:
  Commercial mortgage loans -- other......... $       -- $       -- $       --     $        --  $       --
  Agricultural mortgage loans................         --         --         --               1          --
                                              ---------- ---------- ----------     -----------  ----------
TOTAL........................................ $       -- $       -- $       --     $         1  $       --
                                              ========== ========== ==========     ===========  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $      135 $      135 $      (42)    $       139  $        2
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
TOTAL........................................ $      135 $      135 $      (42)    $       139  $        2
                                              ========== ========== ==========     ===========  ==========

December 31, 2012:
------------------
With no related allowance recorded:
  Commercial mortgage loans -- other......... $       -- $       -- $       --     $        --  $       --
  Agricultural mortgage loans................          2          2         --               3          --
                                              ---------- ---------- ----------     -----------  ----------
Total........................................ $        2 $        2 $       --     $         3  $       --
                                              ========== ========== ==========     ===========  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $      170 $      170 $      (34)    $       178  $       10
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
Total........................................ $      170 $      170 $      (34)    $       178  $       10
                                              ========== ========== ==========     ===========  ==========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through investments in real estate joint ventures.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,596 million and $1,520 million, respectively, at December 31, 2013 and 2012. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $3 million and $0 million, respectively, at December 31, 2013 and 2012. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $206 million, $170 million and $179 million, respectively, for 2013, 2012 and 2011.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (6 and 3 individual ventures at December 31, 2013 and 2012, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                               DECEMBER 31,
                                              ---------------
                                               2013    2012
                                              ------- -------

                                               (IN MILLIONS)

BALANCE SHEETS
Investments in real estate, at depreciated
  cost....................................... $   231 $   233
Investments in securities, generally at fair
  value......................................     482      54
Cash and cash equivalents....................       7       8
Other assets.................................      14      14
                                              ------- -------
Total Assets................................. $   734 $   309
                                              ======= =======

Borrowed funds-third party................... $   159 $   162
Other liabilities............................      10      11
                                              ------- -------
Total liabilities............................     169     173
                                              ------- -------
Partners' capital............................     565     136
                                              ------- -------
Total Liabilities and Partners' Capital...... $   734 $   309
                                              ======= =======

The Company's Carrying Value in These
  Entities Included Above.................... $   216 $    63
                                              ======= =======


                                               2013   2012    2011
                                              ------ ------ --------

                                                  (IN MILLIONS)

STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....... $   25 $   26 $    111
Net revenues of other limited partnership
  interests..................................     11      3        6
Interest expense-third party.................     --     --     (21)
Other expenses...............................   (22)   (19)     (61)
                                              ------ ------ --------
Net Earnings (Loss).......................... $   14 $   10 $     35
                                              ====== ====== ========

The Company's Equity in Net Earnings (Loss)
  of These Entities Included Above........... $    9 $   18 $     20
                                              ====== ====== ========

   Derivatives and Offsetting Assets and Liabilities

   The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a "Derivative Use Plan" approved by the NYSDFS. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets.

   Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

   The Company has issued and continues to offer certain variable annuity products with GMDB, GMIB and GIB features. The Company had previously issued certain variable annuity products with guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features (collectively, "GWBL and other features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB benefits, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with the GIB and GWBL and other features is that under-performance of the financial markets could result in the GIB and GWBL and other features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMDB, GMIB, GIB and GWBL and other features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and other features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   At the end of 2012, AXA Equitable adjusted its outlook for future interest rate scenarios for some variable annuities with hedged GMDB and GMIB guarantees, as measured under AXA Equitable's economic hedging framework, leading to a reduction in AXA Equitable's estimate of its interest rate exposure. The reduced interest rate exposure led to AXA Equitable reducing the size of its interest rate hedges, as well as a change to the maturity profile of the hedge instruments. In addition, AXA Equitable began to fully unwind its swap and swaption positions hedging exposure to interest rate volatility completing a full unwind of the related GMDB and GMIB position in the first quarter 2013, and completing the full unwind of swaps and swaptions in the second quarter 2013.

   The Company periodically, including during 2013, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales.

   Derivatives utilized to hedge crediting exposure on SCS, SIO, MSO and IUL products/investment options

   The Company also uses equity index options on the S&P 500, Russell 2000, Morgan Stanley Capital International ("MSCI"), Europe, Australasia and Far East ("EAFE"), MSCI Emerging Markets ("EM") and NASDAQ indices as well as options on Gold, Oil and a Real Estate index for the purpose of hedging crediting rate exposure in its Structured Capital Strategies(R) ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST(R) variable annuity series ("SIO"), Market Stabilizer Option(R) ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. This involves entering into a package of calls and/or put options whose payoff mimics the crediting rate embedded in individual segments of the products. For the SCS variable annuity product, a portion of the exposure is hedged using asset swaps.

   Derivatives utilized to hedge risks associated with interest margins on Interest Sensitive Life and Annuity Contracts

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company uses swaptions and swaps to reduce the risk associated with interest margins on these interest-sensitive contracts. At December 31, 2013, there were no positions outstanding for these programs.

   Derivatives utilized to hedge equity market risks associated with the General Account's investments in Separate Accounts

   The Company's General Account investment in Separate Account equity funds exposes the Company to equity market risk which is partially hedged through equity-index futures contracts to minimize such risk.

   Derivatives utilized for General Account Investment Portfolio

   Beginning in the second quarter 2013, the Company implemented a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible under its investment guidelines through the sale of credit default swaps. Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company has transacted the sale of credit default swaps exclusively in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these credit default swaps. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   Periodically the Company purchases 30-year, Treasury Inflation Protected Securities ("TIPS") as General Account investments, and simultaneously enters into asset swap contracts ("ASW"), to result in payment of the variable principal at maturity and semi-annual coupons of the TIPS to the swap counterparty (pay variable) in return for fixed amounts (receive fixed). These swap contracts, when considered in combination with the TIPS, together result in a net position that is intended to replicate a fixed-coupon cash bond with a yield higher than a term-equivalent US Treasury bond.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2013

                                                              FAIR VALUE
                                                        -----------------------
                                                                                GAINS (LOSSES)
                                              NOTIONAL     ASSET     LIABILITY    REPORTED IN
                                               AMOUNT   DERIVATIVES DERIVATIVES EARNINGS (LOSS)
                                              --------- ----------- ----------- ---------------
                                                                (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Futures.................................... $   4,935  $       --  $        3   $      (1,434)
  Swaps......................................     1,293          --          51            (316)
  Options....................................     7,506       1,056         593             366

Interest rate contracts:/(1)/
  Floors.....................................     2,400         193          --              (5)
  Swaps......................................     9,823         216         212          (1,010)
  Futures....................................    10,763          --          --            (314)
  Swaptions..................................        --          --          --            (154)

Credit contracts:/(1)/
  Credit default swaps.......................       342          10           1               4

Other freestanding contracts:/(1)/
  Foreign currency Contracts.................       112           1           1              (3)
                                                                                  -------------
   NET INVESTMENT INCOME (LOSS)..............                                            (2,866)
                                                                                  -------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts...................        --       6,746          --          (4,297)
GIB and GWBL and other features/(2)/.........        --          --          --             265
SCS, SIO, MSO and IUL indexed features/(3)/..        --          --         346            (429)
                                              ---------  ----------  ----------   -------------

Balances, December 31, 2013.................. $  37,174  $    8,222  $    1,207   $      (7,327)
                                              =========  ==========  ==========   =============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO are reported in Policyholders' account balances; MSO and IUL are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2012

                                                             Fair Value
                                                       -----------------------
                                                                               Gains (Losses)
                                              Notional    Asset     Liability    Reported In
                                               Amount  Derivatives Derivatives Earnings (Loss)
                                              -------- ----------- ----------- ---------------
                                                                (In Millions)
Freestanding derivatives:....................
Equity contracts:/(1)/
  Futures.................................... $  6,189  $       --   $       2   $      (1,058)
  Swaps......................................      965           2          56            (320)
  Options....................................    3,492         443         219              66

Interest rate contracts:/(1)/
  Floors.....................................    2,700         291          --              68
  Swaps......................................   18,239         554         353             402
  Futures....................................   14,033          --          --              84
  Swaptions..................................    7,608         502          --            (220)

Other freestanding contracts:/(1)/
  Foreign currency contracts.................       81           1          --              --
                                                                                 -------------
   Net investment income (loss)..............                                             (978)
                                                                                 -------------

Embedded derivatives:
GMIB reinsurance contracts...................       --      11,044          --             497
GIB and GWBL and other features/(2)/.........       --          --         265              26
                                              --------  ----------   ---------   -------------

Balances, December 31, 2012.................. $ 53,307  $   12,837   $     895   $        (455)
                                              ========  ==========   =========   =============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.

   At December 31, 2013, the Company had open exchange-traded futures positions on the S&P 500, Russell 2000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $194 million. At December 31, 2013, the Company had exchange-traded futures positions on the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, and on Eurodollars futures, having initial margin requirements of $58 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, Topix and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, and Yen/U.S. dollar having initial margin requirements of $6 million. All outstanding equity-based and treasury futures contracts at December 31, 2013 are exchange-traded and net settled daily in cash. Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in over-the-counter ("OTC") derivative transactions the Company generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements. The Company further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   The standardized "ISDA Master Agreement" under which the Company conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   Under the ISDA Master Agreement, the Company generally has executed a Credit Support Annex ("CSA") with each of its OTC derivative counterparties that require both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of the Company's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as earlier described above and derivatives transacted with a related counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2013 and 2012, respectively, the Company held $607 million and $1,165 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2013 and 2012, respectively, were $42 million and $5 million, for which the Company posted collateral of $35 million and $5 million at December 31, 2013 and 2012, respectively, in the normal operation of its collateral arrangements. Certain of the Company's ISDA Master Agreements contain contingent provisions that permit the counterparty to terminate the ISDA Master Agreement if the Company's credit rating falls below a specified threshold, however, the occurrence of such credit event would not impose additional collateral requirements.

   On June 10, 2013, new derivative regulations under Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act went into effect, requiring financial entities, including U.S. life insurers, to clear newly executed OTC interest rate swaps with central clearing houses, and to post larger sums of higher quality collateral, among other provisions. Counterparties subject to these new regulations are required to post initial margin to the clearing house as well as variation margin to cover any daily negative mark-to-market movements in the value of newly executed OTC interest rate swap contracts. Centrally cleared OTC interest rate swap contracts, protected by initial margin requirements and higher quality collateral-eligible assets, are expected to reduce the risk of loss in the event of counterparty default. The Company has counterparty exposure to the clearing house and its clearing broker for futures and OTC derivative contracts. Since the introduction of these new derivative regulations, there have been no significant impacts from the Company's compliance as existing derivative positions are grandfathered. Similarly, the Company does not expect the new regulations to materially increase the amount or change the quality of collateral that otherwise would have been imposed directly with its counterparties under CSAs.

   The following table presents information about the Insurance Segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2013.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2013

                                                               GROSS
                                                 GROSS        AMOUNTS       NET AMOUNTS
                                                AMOUNTS    OFFSET IN THE  PRESENTED IN THE
                                               RECOGNIZED  BALANCE SHEETS  BALANCE SHEETS
                                              ------------ -------------- ----------------

                                                             (IN MILLIONS)
ASSETS/(1)/
DESCRIPTION
Derivatives:
Equity contracts............................. $      1,056   $        642   $          414
Interest rate contracts......................          344            211              133
Credit contracts.............................            9             --                9
                                              ------------   ------------   --------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................        1,409            853              556
Total Derivatives, not subject to an ISDA
  Master Agreement...........................           64             --               64
                                              ------------   ------------   --------------
  Total Derivatives..........................        1,473            853              620
Other financial instruments..................          733             --              733
                                              ------------   ------------   --------------
  Other invested assets...................... $      2,206   $        853   $        1,353
                                              ============   ============   ==============

LIABILITIES/(2)/
DESCRIPTION
Derivatives:
Equity contracts............................. $        642   $        642   $           --
Interest rate contracts......................          211            211               --
Credit contracts.............................           --             --               --
                                              ------------   ------------   --------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................          853            853               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................           --             --               --
                                              ------------   ------------   --------------
  Total Derivatives..........................          853            853               --
Other financial liabilities..................        2,653             --            2,653
                                              ------------   ------------   --------------
  Other liabilities.......................... $      3,506   $        853   $        2,653
                                              ============   ============   ==============

  /(1)/Excludes Investment Management segment's $3 million net derivative assets and $84 million of securities borrowed.
  /(2)/Excludes Investment Management segment's $8 million net derivative liability and $65 million of securities loaned.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2013.

    GROSS COLLATERAL AMOUNTS NOT OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2013

                                                                  COLLATERAL (RECEIVED)/HELD
                                                NET AMOUNTS     -----------------------------
                                              PRESENTED IN THE    FINANCIAL                         NET
                                               BALANCE SHEETS    INSTRUMENTS        CASH          AMOUNTS
                                              ----------------  -------------  --------------  -------------

                                                                      (IN MILLIONS)

Counterparty A...............................    $          46  $          --  $          (46) $          --
Counterparty B...............................               17             --             (17)            --
Counterparty C...............................               28             --             (28)            --
Counterparty D...............................              175             --            (175)            --
Counterparty E...............................               47             --             (47)            --
Counterparty F...............................              (28)            --              28             --
Counterparty G...............................              134           (134)             --             --
Counterparty H...............................                4             --              (4)            --
Counterparty I...............................               (2)            --               2             --
Counterparty J...............................              (12)            --              12             --
Counterparty K...............................               41             --             (38)             3
Counterparty L...............................               72             --             (69)             3
Counterparty M...............................               30             --             (30)            --
Counterparty N...............................               64             --              --             64
Counterparty Q...............................                4             --              (4)            --
                                                 -------------  -------------  --------------  -------------
  Total Derivatives..........................    $         620  $        (134) $         (416) $          70
Other financial instruments..................              733             --              --            733
                                                 -------------  -------------  --------------  -------------
  Other invested assets......................    $       1,353  $        (134) $         (416) $         803
                                                 =============  =============  ==============  =============

   The following table presents information about the Insurance segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2012.

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2012

                                                              Gross
                                                Gross        Amounts       Net Amounts
                                               Amounts    Offset in the  Presented in the
                                              Recognized  Balance Sheets  Balance Sheets
                                              ----------- -------------- ----------------
                                                             (In Millions)
ASSETS/(1)/
Description
Derivatives:
Equity contracts............................. $       444 $          272  $           172
Interest rate contracts......................       1,251            351              900
                                              ----------- --------------  ---------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................       1,695            623            1,072
Total Derivatives, not subject to an ISDA
  Master Agreement...........................          96             --               96
                                              ----------- --------------  ---------------
  Total Derivatives..........................       1,791            623            1,168
Other financial instruments..................         660             --              660
                                              ----------- --------------  ---------------
  Other invested assets...................... $     2,451 $          623  $         1,828
                                              =========== ==============  ===============

LIABILITIES/(2)/.............................
Description
Derivatives:
Equity contracts............................. $       272 $          272  $            --
Interest rate contracts......................         351            351               --
                                              ----------- --------------  ---------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................         623            623               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................          --             --               --
                                              ----------- --------------  ---------------
  Total Derivatives..........................         623            623               --
Other financial liabilities..................       3,503             --            3,503
                                              ----------- --------------  ---------------
  Other liabilities.......................... $     4,126 $          623  $         3,503
                                              =========== ==============  ===============

  /(1)/Excludes Investment Management segment's $2 million net derivative assets and $106 million of securities borrowed.
  /(2)/Excludes Investment Management segment's $7 million net derivative liability and $13 million of securities loaned.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2012.

    Gross Collateral Amounts Not Offset in the Consolidated Balance Sheets
                             At December 31, 2012

                                                                Collateral (Received)/Held
                                                Net Amounts     -------------------------
                                              Presented in the    Financial                  Net
                                               Balance Sheets    Instruments      Cash     Amounts
                                              ----------------  ------------    -------    --------
                                                                (In Millions)
Counterparty A............................... $             30  $         --    $   (30)   $     --
Counterparty B...............................               32            --        (29)          3
Counterparty C...............................               55            --        (55)         --
Counterparty D...............................              310            --       (310)         --
Counterparty E...............................               38            --        (38)         --
Counterparty F...............................              326            --       (326)         --
Counterparty G...............................               55            --        (55)         --
Counterparty H...............................               (5)           --          5          --
Counterparty I...............................               98            --        (98)         --
Counterparty J...............................               19            --        (19)         --
Counterparty K...............................               15            --         (3)         12
Counterparty L...............................               48           (46)        --           2
Counterparty M...............................               51            --        (51)         --
Counterparty N...............................               96            --         --          96
                                              ----------------    ------------    -------  --------
  Total Derivatives.......................... $          1,168  $        (46)   $(1,009)   $    113
Other financial instruments..................              660            --         --         660
                                              ----------------    ------------    -------  --------
  Other invested assets...................... $          1,828  $        (46)   $(1,009)   $    773
                                              ================    ============    =======  ========

   Net Investment Income (Loss)

   The following table breaks out Net investment income (loss) by asset category:

                                                2013     2012      2011
                                              -------  --------  --------

                                                     (IN MILLIONS)

Fixed maturities............................. $ 1,462  $  1,529  $  1,555
Mortgage loans on real estate................     284       264       241
Equity real estate...........................       1        14        19
Other equity investments.....................     234       189       116
Policy loans.................................     219       226       229
Short-term investments.......................       1        15         5
Derivative investments.......................  (2,866)     (978)    2,374
Broker-dealer related receivables............      14        14        13
Trading securities...........................      48        85       (29)
Other investment income......................      34        33        37
                                              -------  --------  --------
  Gross investment income (loss).............    (569)    1,391     4,560
Investment expenses..........................     (57)      (50)      (55)
Interest expense.............................      (3)       (3)       (3)
                                              -------  --------  --------
Net Investment Income (Loss)................. $  (629) $  1,338  $  4,502
                                              =======  ========  ========

   For 2013, 2012 and 2011, respectively, Net investment income (loss) from derivatives included $(2,829) million, $(232) million and $1,303 million of realized gains (losses) on contracts closed during those periods and $(37) million, $(746) million and $1,071 million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment Gains (Losses), Net

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                               2013    2012    2011
                                              ------  ------  ------
                                                   (IN MILLIONS)

Fixed maturities............................. $  (75) $  (89) $  (29)
Mortgage loans on real estate................     (7)     (7)    (14)
Other equity investments.....................    (17)    (13)     (4)
Other........................................     --      12      --
                                              ------  ------  ------
Investment Gains (Losses), Net............... $  (99) $  (97) $  (47)
                                              ======  ======  ======

   For 2013, 2012 and 2011, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $8 million, $6 million and $10 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,504 million and $3,472 million at December 31, 2013 and 2012, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2013 and 2012, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $583 million and $561 million at December 31, 2013 and 2012, respectively and the accumulated amortization of these intangible assets was $384 million and $360 million at December 31, 2013 and 2012, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24 million, $24 million and $23 million for 2013, 2012 and 2011, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $25 million.

   At December 31, 2013 and 2012, respectively, net deferred sales commissions totaled $71 million and $95 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2013 net asset balance for each of the next five years is $29 million, $20 million, $15 million, $5 million and $0 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2013, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   On December 12, 2013, AllianceBernstein acquired W.P. Stewart & Co., Ltd. ("WPS"), an equity investment manager that, as of December 31, 2013, managed approximately $2,000 million in U.S., Global and EAFE concentrated growth equity strategies for clients, primarily in the U.S. and Europe. On the acquisition date, AllianceBernstein made a cash payment of $12 per share for the approximate 4.9 million WPS shares outstanding and issued to WPS shareholders transferable Contingent Value Rights ("CVRs") entitling the holders to an additional $4 per share if the assets under management in the acquired WPS investment services reach $5 billion on or before the third anniversary of the acquisition date. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $32 million of goodwill. AllianceBernstein also recorded $8 million of indefinite-lived intangible assets relating to the acquired fund's investment contracts and $14 million of definite-lived intangible assets relating to separately managed account relationships. As of the acquisition date, AllianceBernstein recorded a contingent consideration payable of $17 million in regard to the CVRs.

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $163 million and $237 million at December 31, 2013 and 2012, respectively. Amortization of capitalized software in 2013 was $119 million including $45 million of accelerated amortization and in 2012 and 2011 amortization of capitalized software was $77 million and $81 million respectively.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                    DECEMBER 31,
                                              -------------------------
                                                  2013         2012
                                              ------------ ------------
                                                    (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders'
  account balances and other................. $      7,716 $      7,942
Policyholder dividend obligation.............          128          373
Other liabilities............................          144          192
                                              ------------ ------------
Total Closed Block liabilities...............        7,988        8,507
                                              ------------ ------------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at
  fair value (amortized cost of $4,987 and
  $5,245)....................................        5,232        5,741
Mortgage loans on real estate................        1,343        1,255
Policy loans.................................          949        1,026
Cash and other invested assets...............           48           30
Other assets.................................          186          204
                                              ------------ ------------
Total assets designated to the Closed Block..        7,758        8,256
                                              ------------ ------------
Excess of Closed Block liabilities over
  assets designated to the Closed Block......          230          251
Amounts included in accumulated other
  comprehensive income (loss):
  Net unrealized investment gains (losses),
   net of deferred income tax (expense)
   benefit of $(45) and $(47) and
   policyholder dividend obligation of
   $(128) and $(373).........................           83           87
                                              ------------ ------------
Maximum Future Earnings To Be Recognized
  From Closed Block Assets and Liabilities... $        313 $        338
                                              ============ ============

   AXA Equitable's Closed Block revenues and expenses follow:

                                                 2013        2012        2011
                                              ----------  ----------  ----------
                                                         (IN MILLIONS)
REVENUES:
Premiums and other income.................... $      286  $      316  $      354
Investment income (loss).....................        402         420         438
Net investment gains (losses)................        (11)         (9)        (10)
                                              ----------  ----------  ----------
Total revenues...............................        677         727         782
                                              ----------  ----------  ----------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends........        637         724         757
Other operating costs and expenses...........          1          --           2
                                              ----------  ----------  ----------
Total benefits and other deductions..........        638         724         759
                                              ----------  ----------  ----------
Net revenues, before income taxes............         39           3          23
Income tax (expense) benefit.................        (14)         (1)         (8)
                                              ----------  ----------  ----------
Net Revenues (Losses)........................ $       25  $        2  $       15
                                              ==========  ==========  ==========

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                                DECEMBER 31,
                                              ----------------
                                                2013     2012
                                              --------  ------
                                               (IN MILLIONS)

Balances, beginning of year.................. $    373  $  260
Unrealized investment gains (losses).........     (245)    113
                                              --------  ------
Balances, End of year........................ $    128  $  373
                                              ========  ======

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                              ------------------
                                                2013      2012
                                              --------  --------
                                                 (IN MILLIONS)

Balance, beginning of year................... $    621  $    718
Contractholder bonus interest credits
  deferred...................................       18        30
Amortization charged to income...............     (121)     (127)
                                              --------  --------
Balance, End of Year......................... $    518  $    621
                                              ========  ========

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. Fair value measurements also are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2013 and 2012, no assets were required to be measured at fair value on a non-recurring basis.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2013

                                                 LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
                                               ----------  ---------  -------- ----------
                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $       --  $  22,400  $    291 $   22,691
   U.S. Treasury, government and agency.......         --      3,129        --      3,129
   States and political subdivisions..........         --        431        46        477
   Foreign governments........................         --        433        --        433
   Commercial mortgage-backed.................         --         16       700        716
   Residential mortgage-backed/(1)/...........         --        943         4        947
   Asset-backed/(2)/..........................         --         56        83        139
   Redeemable preferred stock.................        216        656        15        887
                                               ----------  ---------  -------- ----------
     Subtotal.................................        216     28,064     1,139     29,419
                                               ----------  ---------  -------- ----------
  Other equity investments....................        233          9        52        294
  Trading securities..........................        529      3,692        --      4,221
  Other invested assets:
   Short-term investments.....................         --         99        --         99
   Swaps......................................         --        (45)       --        (45)
   Credit Default Swaps.......................         --          9        --          9
   Futures....................................         (2)        --        --         (2)
   Options....................................         --        463        --        463
   Floors.....................................         --        193        --        193
   Swaptions..................................         --         --        --         --
                                               ----------  ---------  -------- ----------
     Subtotal.................................         (2)       719        --        717
                                               ----------  ---------  -------- ----------
Cash equivalents..............................      1,310         --        --      1,310
Segregated securities.........................         --        981        --        981
GMIB reinsurance contracts....................         --         --     6,747      6,747
Separate Accounts' assets.....................    105,579      2,948       237    108,764
                                               ----------  ---------  -------- ----------
   Total Assets............................... $  107,865  $  36,413  $  8,175 $  152,453
                                               ==========  =========  ======== ==========

LIABILITIES
GWBL and other features' liability............ $       --  $      --  $     -- $       --
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --        346        --        346
                                               ----------  ---------  -------- ----------
   Total Liabilities.......................... $       --  $     346  $     -- $      346
                                               ==========  =========  ======== ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2012

                                                 Level 1    Level 2   Level 3     Total
                                               ----------  --------- --------- ----------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $        6  $  22,837 $     355 $   23,198
   U.S. Treasury, government and agency.......         --      5,180        --      5,180
   States and political subdivisions..........         --        480        50        530
   Foreign governments........................         --        511        19        530
   Commercial mortgage-backed.................         --         --       900        900
   Residential mortgage-backed/(1)/...........         --      1,940         9      1,949
   Asset-backed/(2)/..........................         --         69       113        182
   Redeemable preferred stock.................        242        881        15      1,138
                                               ----------  --------- --------- ----------
     Subtotal.................................        248     31,898     1,461     33,607
                                               ----------  --------- --------- ----------
  Other equity investments....................         78         --        77        155
  Trading securities..........................        446      1,863        --      2,309
  Other invested assets:
   Short-term investments.....................         --         98        --         98
   Swaps......................................         --        148        --        148
   Futures....................................         (2)        --        --         (2)
   Options....................................         --        224        --        224
   Floors.....................................         --        291        --        291
   Swaptions..................................         --        502        --        502
                                               ----------  --------- --------- ----------
     Subtotal.................................         (2)     1,263        --      1,261
                                               ----------  --------- --------- ----------
Cash equivalents..............................      2,289         --        --      2,289
Segregated securities.........................         --      1,551        --      1,551
GMIB reinsurance contracts....................         --         --    11,044     11,044
Separate Accounts' assets.....................     90,751      2,775       224     93,750
                                               ----------  --------- --------- ----------
   Total Assets............................... $   93,810  $  39,350 $  12,806 $  145,966
                                               ==========  ========= ========= ==========

LIABILITIES
GWBL and other features' liability............ $       --  $      -- $     265 $      265
                                               ----------  --------- --------- ----------
   Total Liabilities.......................... $       --  $      -- $     265 $      265
                                               ==========  ========= ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2013 and 2012, respectively, the fair value of public fixed maturities is approximately $21,671 million and $25,591 million or approximately 15.0% and 19.2% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If, as a result, it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2013 and 2012, respectively, the fair value of private fixed maturities is approximately $7,748 million and $8,016 million or approximately 5.4% and 6.0% of the Company's total assets measured at fair value on a recurring basis. The fair values of the Company's private fixed maturities, which primarily are comprised of investments in private placement securities generally are determined using a discounted cash flow model. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2013 and 2012, respectively, the net fair value of freestanding derivative positions is approximately $617 million and $1,163 million or approximately 86.1% and 92.2% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $0.4 million at December 31, 2013 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2013.

   At December 31, 2013 and 2012, respectively, investments classified as Level 1 comprise approximately 74.5% and 70.3% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2013 and 2012, respectively, investments classified as Level 2 comprise approximately 24.5% and 28.4% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2013 and 2012, respectively, approximately $970 million and $1,966 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   The Company currently offers indexed investment options in the SCS and EQUI-VEST variable annuity products, the IUL product, and in the MSO investment option available in some life contracts. These investment options, which depending on the product and on the index selected can currently have 1, 3, or 5 year terms, provide for participation in the performance of specified indices up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on prices obtained from independent valuation service providers.

   At December 31, 2013 and 2012, respectively, investments classified as Level 3 comprise approximately 1.0% and 1.3% of assets measured at fair value on a recurring basis and primarily include CMBS and corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2013 and 2012, respectively, were approximately $150 million and $222 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $787 million and $1,021 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2013 and 2012, respectively. At June 30, 2013, the Company changed its methodology for measuring the fair value of CMBS securities below the senior AAA tranche from a risk-adjusted present value technique to pricing obtained from an independent valuation service vendor as returning liquidity in CMBS markets contributed to the availability of more reliable and representative measures of fair value. In applying the risk-adjusted present value technique in periods prior to June 30, 2013, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $133 million and $447 million at December 31, 2013 and 2012, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2013. Equity and fixed income volatilities are combined, with weighting based on the current fund distribution, to produce an overall volatility assumption. Scenarios are developed that value an at the money option at a price consistent with the overall volatility.

   In 2013, AFS fixed maturities with fair values of $37 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $20 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.4% of total equity at December 31, 2013. In 2013, one of the Company's private securities went public and as a result, $20 million was transferred from a Level 3 classification to a Level 1 classification. In 2013, $9 million was transferred from a Level 3 to a Level 2 classification due to merger of one of the private securities with a public company that had a trading restriction period at December 31, 2013.

   In 2012, AFS fixed maturities with fair values of $109 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $17 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.7% of total equity at December 31, 2012. In the first quarter of 2012, one of the Company's private securities went public and as a result, $14 million was transferred from a Level 3 classification to a Level 2 classification. In the third quarter of 2012, $6 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2013 and 2012, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                           STATE AND
                                                           POLITICAL             COMMERCIAL  RESIDENTIAL
                                                             SUB-      FOREIGN   MORTGAGE-    MORTGAGE-     ASSET-
                                                CORPORATE  DIVISIONS    GOVTS      BACKED      BACKED       BACKED
                                                ---------  ---------  ---------  ----------  -----------  ---------

                                                                           (IN MILLIONS)
BALANCE, JANUARY 1, 2013....................... $     355  $      50  $      19  $      900    $       9  $     113
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         2         --         --          --           --         --
     Investment gains (losses), net............         5         --         --         (68)          --         --
                                                ---------  ---------  ---------  ----------    ---------  ---------
       Subtotal................................         7         --         --         (68)          --         --
                                                ---------  ---------  ---------  ----------    ---------  ---------
   Other comprehensive income (loss)...........        (1)        (3)        (2)         13           (1)         3
Purchases......................................        70         --         --          31           --         --
Issuances......................................        --         --         --          --           --         --
Sales..........................................     (150)        (1)       (17)       (160)          (4)       (22)
Settlements....................................        --         --         --          --           --         --
Transfers into Level 3/(1)/....................        20         --         --          --           --         --
Transfers out of Level 3/(1)/..................      (10)         --         --        (16)           --       (11)
                                                ---------  ---------  ---------  ----------    ---------  ---------
BALANCE, DECEMBER 31, 2013..................... $     291  $      46  $      --  $      700    $       4  $      83
                                                =========  =========  =========  ==========    =========  =========

BALANCE, JANUARY 1, 2012....................... $     432  $      53  $      22  $      902    $      14  $     172
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         2         --         --           2           --         --
     Investment gains (losses), net............         4         --         --        (105)          --         --
                                                ---------  ---------  ---------  ----------    ---------  ---------
       Subtotal................................ $       6  $      --  $      --  $     (103)   $      --  $      --
                                                ---------  ---------  ---------  ----------    ---------  ---------
   Other comprehensive income (loss)...........        15         (1)        --         128           --          4
Purchases......................................        --         --         --          --           --         --
Sales..........................................       (47)        (2)        --         (27)          (5)       (25)
Transfers into Level 3/(1)/....................        17         --         --          --           --         --
Transfers out of Level 3/(1)/..................       (68)        --         (3)         --           --        (38)
                                                ---------  ---------  ---------  ----------    ---------  ---------
BALANCE, DECEMBER 31, 2012..................... $     355  $      50  $      19  $      900    $       9  $     113
                                                =========  =========  =========  ==========    =========  =========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                 REDEEM-                                                      GWBL
                                                  ABLE         OTHER        OTHER       GMIB      SEPARATE  AND OTHER
                                                PREFERRED     EQUITY       INVESTED  REINSURANCE  ACCOUNTS  FEATURES
                                                  STOCK   INVESTMENTS/(1)/  ASSETS      ASSET      ASSETS   LIABILITY
                                                --------- ---------------  --------  -----------  --------  ---------
                                                                            (IN MILLIONS)
BALANCE, JANUARY 1, 2013.......................  $     15    $         77  $     --  $    11,044  $    224  $     265
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............        --              10        --           --        --         --
     Investment gains (losses), net............        --              (7)       --           --        10         --
     Increase (decrease) in the fair value
       of reinsurance contracts................        --              --        --       (4,496)       --         --
     Policyholders' benefits...................        --              --        --           --        --       (351)
                                                 --------    ------------  --------  -----------  --------  ---------
       Subtotal................................        --               3        --       (4,496)       10       (351)
                                                 --------    ------------  --------  -----------  --------  ---------
   Other comprehensive income (loss)...........        --              --        --           --        (1)        --
Purchases......................................        --               4        --          237         6         86
Issuances......................................        --              --        --           --        --         --
Sales..........................................        --              (3)       --          (38)       (3)        --
Settlements....................................        --              --        --           --        (2)        --
Transfers into Level 3/(2)/....................        --              --        --           --         3         --
Transfers out of Level 3/(2)/..................        --             (29)       --           --        --         --
                                                 --------    ------------  --------  -----------  --------  ---------
BALANCE, DECEMBER 31, 2013.....................  $     15    $         52  $     --  $     6,747  $    237  $      --
                                                 ========    ============  ========  ===========  ========  =========

BALANCE, JANUARY 1, 2012.......................  $     14    $         77  $     (2) $    10,547  $    215  $     291
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............        --              --        --           --        --         --
     Investment gains (losses), net............        --              --        --           --         8         --
     Increase (decrease) in the fair value
       of reinsurance contracts................        --              --        --          315        --         --
     Policyholders' benefits...................        --              --        --           --        --        (77)
                                                 --------    ------------  --------  -----------  --------  ---------
       Subtotal................................  $     --    $         --  $     --  $       315  $      8  $     (77)
                                                 --------    ------------  --------  -----------  --------  ---------
   Other comprehensive income (loss)...........         1              --         2           --        --         --
Purchases......................................        --              --        --          182         6         51
Sales..........................................        --              --        --           --        (2)        --
Settlements....................................        --              --        --           --        (3)        --
Transfers into Level 3/(2)/....................        --              --        --           --        --         --
                                                 --------    ------------  --------  -----------  --------  ---------
BALANCE, DECEMBER 31, 2012.....................  $     15    $         77  $     --  $    11,044  $    224  $     265
                                                 ========    ============  ========  ===========  ========  =========

  /(1)/Includes Trading securities' Level 3 amount.
  /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2013 and 2012 by category for Level 3 assets and liabilities still held at December 31, 2013 and 2012, respectively:

                                                              EARNINGS (LOSS)
                                                ------------------------------------------
                                                                             INCREASE
                                                   NET                   (DECREASE) IN THE
                                                INVESTMENT  INVESTMENT     FAIR VALUE OF             POLICY-
                                                  INCOME       GAINS        REINSURANCE              HOLDERS'
                                                  (LOSS)   (LOSSES), NET     CONTRACTS        OCI    BENEFITS
                                                ---------- ------------- -----------------  -------  --------
                                                                        (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2013
STILL HELD AT DECEMBER 31, 2013:
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................  $      --    $       --   $            --  $    (2)  $    --
     State and political subdivisions..........         --            --                --       (4)       --
     Foreign governments.......................         --            --                --       --        --
     Commercial mortgage-backed................         --            --                --        6        --
     Asset-backed..............................         --            --                --        4        --
     Other fixed maturities,
       available-for-sale......................         --            --                --       --        --
                                                 ---------    ----------   ---------------  -------   -------
       Subtotal................................  $      --    $       --   $            --  $     4   $    --
                                                 ---------    ----------   ---------------  -------   -------
   GMIB reinsurance contracts..................         --            --            (4,297)      --        --
   Separate Accounts' assets...................         --            10                --       --        --
   GWBL and other features' liability..........         --            --                --       --      (265)
                                                 ---------    ----------   ---------------  -------   -------
       Total...................................  $      --    $       10   $        (4,297) $     4   $  (265)
                                                 =========    ==========   ===============  =======   =======

Level 3 Instruments
Full Year 2012
Still Held at December 31, 2012:
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................  $      --    $       --   $            --  $    14   $    --
     State and political subdivisions..........         --            --                --       (1)       --
     Foreign governments.......................         --            --                --        1        --
     Commercial mortgage-backed................         --            --                --      124        --
     Asset-backed..............................         --            --                --        3        --
     Other fixed maturities,
       available-for-sale......................         --            --                --       --        --
                                                 ---------    ----------   ---------------  -------   -------
       Subtotal................................  $      --    $       --   $            --  $   141   $    --
                                                 ---------    ----------   ---------------  -------   -------
   GMIB reinsurance contracts                           --            --               497       --        --
   Separate Accounts' assets                            --             8                --       --        --
   GWBL and other features' liability                   --            --                --       --        26
                                                 ---------    ----------   ---------------  -------   -------
       Total...................................  $      --    $        8   $           497  $   141   $    26
                                                 =========    ==========   ===============  =======   =======

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2013 and 2012, respectively.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2013

                                 FAIR         VALUATION                   SIGNIFICANT
                                 VALUE        TECHNIQUE                UNOBSERVABLE INPUT               RANGE
                                ------- ---------------------- ---------------------------------- -----------------
                                                              (IN MILLIONS)
ASSETS:
Investments:
  Fixed maturities,
  available-for-sale:
   Corporate................... $    54 Matrix pricing model    Spread over the industry-specific
                                                                            benchmark yield curve 125 BPS - 550 BPS
-------------------------------------------------------------------------------------------------------------------

   Residential mortgage-backed.       1 Matrix pricing model                     Spread over U.S.
                                                                                   Treasury curve      45 BPS
-------------------------------------------------------------------------------------------------------------------

   Asset-backed................       7 Matrix pricing model                     Spread over U.S.
                                                                                   Treasury curve 30 BPS - 687 BPS
-------------------------------------------------------------------------------------------------------------------

   Other equity investments....      52 Market comparable                        Revenue multiple
                                          companies                                  R&D multiple
                                                                                    Discount rate    1.2X - 4.9X
                                                                                   Discount years   1.1X - 17.1X
                                                                                                        18.0%
                                                               Discount for lack of marketability         1
                                                                                 and risk factors     50% - 60%
-------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets......     215 Third party appraisal                 Capitalization rate       5.4%
                                                                         Exit capitalization rate       6.4%
                                                                                    Discount rate       7.4%

                                     11 Discounted cash flow                     Spread over U.S.
                                                                                   Treasury curve 256 BPS - 434 BPS
                                                                                   Inflation rate    0.0% - 2.3%
                                                                                  Discount factor    3.3% - 6.8%
-------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.....   6,747 Discounted Cash flow                          Lapse Rates    1.0% - 8.0%
                                                                                 Withdrawal rates    0.2% - 8.0%
                                                                           GMIB Utilization Rates   0.0% - 15.0%
                                                                             Non-performance risk  7 BPS - 21 BPS
                                                                        Volatility rates - Equity   20.0% - 33.0%
-------------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL/(1)/.................      61 Discounted Cash flow                          Lapse Rates    1.0% - 8.0%
                                                                                 Withdrawal rates    0.0% - 7.0%
                                                                        Volatility rates - Equity   20.0% - 33.0%
-------------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2012

                                 Fair         Valuation                   Significant
                                 Value        Technique                Unobservable Input               Range
                                ------- ---------------------- ---------------------------------- -----------------
                                                              (In Millions)
Assets:
Investments:
  Fixed maturities,
  available-for-sale:
   Corporate................... $    94 Matrix pricing model
                                                                Spread over the industry-specific
                                                                            benchmark yield curve 125 bps - 650 bps
-------------------------------------------------------------------------------------------------------------------

   Commercial mortgage-backed..     889 Discounted Cash flow                Constant default rate   3.0% - 25.0%
                                                                           Probability of default       55.0%
                                                                                    Loss severity       49.0%
                                                                                    Discount rate  3.72% - 13.42%
-------------------------------------------------------------------------------------------------------------------

   Residential mortgage-backed.       1 Matrix pricing model                     Spread over U.S.
                                                                                   Treasury curve      46 bps
-------------------------------------------------------------------------------------------------------------------

   Asset-backed................       8 Matrix pricing model                     Spread over U.S.
                                                                                   Treasury curve 30 bps - 695 bps
-------------------------------------------------------------------------------------------------------------------

   Other equity investments....      38 Market comparable                        Revenue multiple
                                          companies                                  R&D multiple   0.6x - 62.5x
                                                                                    Discount rate   1.0x - 30.6x
                                                                                   Discount years       18.0%
                                                               Discount for lack of marketability       1 - 2
                                                                                 and risk factors   40.0% - 60.0%
-------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets......     194 Third party appraisal                 Capitalization rate       5.5%
                                                                         Exit capitalization rate       6.6%
                                                                                    Discount rate       7.7%

                                     22 Discounted cash flow                     Spread over U.S.
                                                                                   Treasury curve 275 bps - 586 bps
                                                                                   Inflation rate    2.0% - 3.0%
                                                                                  Discount factor    1.0% - 2.0%
-------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.....  11,044 Discounted cash flow                          Lapse Rates    1.5% - 8.0%
                                                                                 Withdrawal Rates    0.2% - 8.0%
                                                                           GMIB Utilization Rates   0.0% - 15.0%
                                                                             Non-performance risk  13 bps - 45 bps
                                                                        Volatility rates - Equity   24.0% - 36.0%
-------------------------------------------------------------------------------------------------------------------

Liabilities:
GMWB/GWBL/(1)/.................     205 Discounted cash flow                          Lapse Rates    1.0% - 8.0%
                                                                                 Withdrawal Rates    0.0% - 7.0%
                                                                        Volatility rates - Equity   24.0% - 36.0%
-------------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

   Excluded from the tables above at December 31, 2013 and 2012, respectively, are approximately $1,088 million and $516 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. The fair value measurements of these Level 3 investments comprise approximately 76.2% and 29.3% of total assets classified as Level 3 and represent only 0.8% and 0.4% of total assets measured at fair value on a recurring basis. These investments primarily consist of certain privately placed debt securities with limited trading activity, including commercial mortgage-, residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the table above at December 31, 2013 and 2012, respectively, are approximately $54 million and $94 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3 that is determined by application of a matrix pricing model, representing approximately 18.6% and 26.5% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   At December 31, 2012, CMBS classified as Level 3 consist of holdings subordinate to the AAA-tranche position and for which the Company applies a discounted cash flow methodology to measure fair value. The process for determining fair value first adjusts the contractual principal and interest payments to reflect performance expectations and then discounts the securities' cash flows to reflect an appropriate risk-adjusted return. The significant unobservable inputs used in these fair value measurements are default rate and probability, loss severity, and the discount rate. An increase either in the cumulative default rate, probability of default, or loss severity would result in a decrease in the fair value of these securities; generally, those assumptions would change in a directionally similar manner. A decrease in the discount rate would result in directionally inverse movement in the fair value measurement of these securities. At December 31, 2013, all CMBS securities were valued using prices obtained from an independent valuation service vendor and therefore excluded from the quantitative disclosures discussed above.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2013 and 2012, are approximately 25.0% and 11.1%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2013 and 2012, are approximately 8.4% and 7.1%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Other equity investments classified as Level 3 primarily consist of private venture capital fund investments of AllianceBernstein for which fair values are adjusted to reflect expected exit values as evidenced by financing and sale transactions with third parties or when consideration of other factors, such as current company performance and market conditions, is determined by management to require valuation adjustment. Significant increase (decrease) in isolation in the underlying enterprise value to revenue multiple and enterprise value to R&D investment multiple, if applicable, would result in significantly higher (lower) fair value measurement. Significant increase (decrease) in the discount rate would result in a significantly lower (higher) fair value measurement. Significant increase (decrease) in isolation in the discount factor ascribed for lack of marketability and various risk factors would result in significantly lower (higher) fair value measurement. Changes in the discount factor generally are not correlated to changes in the value multiples. Also classified as Level 3 at December 31, 2013 and 2012, respectively, are approximately $30 million and $30 million private venture capital fund-of-fund investments of AllianceBernstein for which fair value is estimated using the capital account balances provided by the partnerships. The interests in these partnerships cannot be redeemed. As of December 31, 2013 and 2012, AllianceBernstein's aggregate unfunded commitments to these investments were approximately $10 million and $12 million.

   Separate Accounts' assets classified as Level 3 at December 31, 2013 and 2012, respectively, primarily consist of private equity investments with fair value of approximately $215 million and $198 million, including approximately $219 million and $194 million fair value investment in a private real estate fund, as well as mortgage loans with fair value of approximately $7 million and $18 million. Third party appraisal is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach also is applied to determine the approximately $4 million and $4 million fair value of the other private equity investment and for which the significant unobservable assumptions are an inflation rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment at December 31, 2013 and 2012, respectively. A significant increase (decrease) in the inflation rate would have directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans, a significant increase (decrease) in the assumed spread over US Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 at December 31, 2013 and 2012, respectively, consist of mortgage- and asset-backed securities with fair values of approximately $3 million, $7 million, $4 million and $4 million and for which those measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   The carrying values and fair values at December 31, 2013 and 2012 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                      FAIR VALUE
                                              CARRYING ----------------------------------------
                                               VALUE   LEVEL 1   LEVEL 2     LEVEL 3    TOTAL
                                              -------- ------- ------------ ---------- --------
                                                                (IN MILLIONS)
DECEMBER 31, 2013:
------------------
Mortgage loans on real estate................ $  5,684  $   -- $         -- $    5,716 $  5,716
Other limited partnership interests..........    1,592      --           --      1,592    1,592
Loans to affiliates..........................    1,088      --          800        398    1,198
Policyholders liabilities: Investment
  contracts..................................    2,435      --           --      2,523    2,523
Long-term debt...............................      200      --          225         --      225
Loans from affiliates........................      825      --          969         --      969

December 31, 2012:
------------------
Mortgage loans on real estate................ $  5,059  $   -- $         -- $    5,249 $  5,249
Other limited partnership interests..........    1,514      --           --      1,514    1,514
Loans to affiliates..........................    1,037      --          784        402    1,186
Policyholders liabilities: Investment
  contracts..................................    2,494      --           --      2,682    2,682
Long-term debt...............................      200      --          236         --      236
Loans from affiliates........................    1,325      --        1,676         --    1,676

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method and for which the carrying value provides a reasonable estimate of fair value as the underlying investments of these partnerships are valued at estimated fair value.

   Fair values for the Company's long-term debt are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as for such transactions with third parties, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts are held at book value.

8) GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

    A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                GMDB      GMIB      TOTAL
                                              --------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1, 2011................... $  1,265  $  2,311  $  3,576
  Paid guarantee benefits....................     (203)      (47)     (250)
  Other changes in reserve...................      531     1,866     2,397
                                              --------  --------  --------
Balance at December 31, 2011.................    1,593     4,130     5,723
  Paid guarantee benefits....................     (288)      (77)     (365)
  Other changes in reserve...................      467       508       975
                                              --------  --------  --------
Balance at December 31, 2012.................    1,772     4,561     6,333
  Paid guarantee benefits....................     (237)     (325)     (562)
  Other changes in reserve...................       91       (33)       58
                                              --------  --------  --------
Balance at December 31, 2013................. $  1,626  $  4,203  $  5,829
                                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                                  GMDB
                                              -------------
                                              (IN MILLIONS)

Balance at January 1, 2011...................    $      533
  Paid guarantee benefits....................           (81)
  Other changes in reserve...................           264
                                                 ----------
Balance at December 31, 2011.................           716
  Paid guarantee benefits....................          (127)
  Other changes in reserve...................           255
                                                 ----------
Balance at December 31, 2012.................           844
  Paid guarantee benefits....................          (109)
  Other changes in reserve...................            56
                                                 ----------
Balance at December 31, 2013.................    $      791
                                                 ==========

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2013 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                RETURN OF
                                                 PREMIUM    RATCHET  ROLL-UP    COMBO      TOTAL
                                               ----------  --------  -------  ---------  ---------
                                                              (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account............................ $   13,121  $    228  $    92  $     393  $  13,834
   Separate Accounts.......................... $   36,658  $  8,551  $ 4,094  $  37,795  $  87,098
  Net amount at risk, gross................... $      270  $    169  $ 2,192  $  10,891  $  13,522
  Net amount at risk, net of amounts
   reinsured.................................. $      270  $    111  $ 1,451  $   4,152  $   5,984
  Average attained age of contractholders.....       50.8      64.5     70.2       65.2       54.6
  Percentage of contractholders over age 70...        8.4%     32.2%    53.0%      33.7%      15.5%
  Range of contractually specified interest
   rates......................................        N/A       N/A   3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
-----
  Account values invested in:
   General Account............................        N/A       N/A  $    37  $     428  $     465
   Separate Accounts..........................        N/A       N/A  $ 8,349  $  49,109  $  57,458
  Net amount at risk, gross...................        N/A       N/A  $   892  $   1,551  $   2,443
  Net amount at risk, net of amounts
   reinsured..................................        N/A       N/A  $   268  $     369  $     637
  Weighted average years remaining until
   annuitization..............................        N/A       N/A      0.7        3.5        3.3
  Range of contractually specified interest
   rates......................................        N/A       N/A   3% - 6%  3% - 6.5%  3% - 6.5%

   In the second quarter 2013, the approach for determining the above noted GMIB net amount at risk was updated to be more reflective of the economic exposure to the Company. Previously, the calculation used a current annuitization factor based on the retail pricing basis for single-premium individual annuities, including premium loads and interest margins. The updated approach excludes premium loads and interest margins.

   The Company continues to proactively manage the risks associated with its in-force business, particularly variable annuities with guarantee features. For example, in third quarter 2013, the Company initiated a program to purchase from certain policyholders the GMDB and GMIB riders contained in their Accumulator(R) contracts. As a result of this program, the Company is assuming a change in the short term behavior of remaining policyholders, as those who do not accept are assumed to be less likely to surrender their contract over the short term.

   Due to the difference in accounting recognition between the fair value of the reinsurance contract asset and the U.S. GAAP gross reserves and DAC the net impact is an after-tax loss of $20 million, which was recognized in 2013.

   The liability for SCS, SIO, MSO, IUL, GIB and GWBL and other features, not included above, was $346 million at December 31, 2013 and the liability for GIB and GWBL and other features, not included above, was $265 million at December 31, 2012, which are accounted for as embedded derivatives. The liability for GIB, GWBL and other features reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios. The liability for SCS, SIO, MSO and IUL reflects the present value of expected future payments assuming the segments are held to maturity.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                  DECEMBER 31,
                                              ---------------------
                                                 2013       2012
                                              ---------- ----------

                                                  (IN MILLIONS)
GMDB:
-----
Equity....................................... $   64,035 $   52,633
Fixed income.................................      3,330      3,748
Balanced.....................................     19,237     19,102
Other........................................        496        543
                                              ---------- ----------
Total........................................ $   87,098 $   76,026
                                              ========== ==========

GMIB:
Equity....................................... $   41,603 $   33,361
Fixed income.................................      2,208      2,335
Balanced.....................................     13,401     12,906
Other........................................        246        264
                                              ---------- ----------
Total........................................ $   57,458 $   48,866
                                              ========== ==========

   C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2013, the total account value and net amount at risk of the hedged variable annuity contracts were $40,319 million and $4,774 million, respectively, with the GMDB feature and $23,346 million and $370 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse
   Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                                                REINSURANCE
                                              DIRECT LIABILITY     CEDED          NET
                                              ---------------- -------------  -----------

                                                               (IN MILLIONS)

Balance at January 1, 2011...................     $        375   $      (231) $       144
  Other changes in reserves..................               95           (31)          64
                                                  ------------   -----------  -----------
Balance at December 31, 2011.................              470          (262)         208
  Other changes in reserves..................               86           (48)          38
                                                  ------------   -----------  -----------
Balance at December 31, 2012.................              556          (310)         246
  Other changes in reserves..................              273          (131)         142
                                                  ------------   -----------  -----------
Balance at December 31, 2013.................     $        829   $      (441) $       388
                                                  ============   ===========  ===========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2013, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.6% and 50.2%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 32.0% and 41.9%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2013 and 2012 were $6,747 million and $11,044 million, respectively. The increases (decreases) in estimated fair value were $(4,297) million, $497 million and $5,941 million for 2013, 2012 and 2011, respectively.

   At December 31, 2013 and 2012, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,379 million and $2,465 million, of which $1,920 million and $1,964 million related to two specific reinsurers, which are rated A/AA- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2013 and 2012, affiliated reinsurance recoverables related to insurance contracts amounted to $1,555 million and $1,383 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $70 million and $73 million are included in other liabilities in the consolidated balance sheets at December 31, 2013 and 2012, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $143 million and $160 million at December 31, 2013 and 2012, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2013 and 2012 were $709 million and $752 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                2013     2012     2011
                                              -------  -------  -------
                                                    (IN MILLIONS)

Direct premiums.............................. $   848  $   873  $   908
Reinsurance assumed..........................     213      219      210
Reinsurance ceded............................    (565)    (578)    (585)
                                              -------  -------  -------
Premiums..................................... $   496  $   514  $   533
                                              =======  =======  =======
Universal Life and Investment-type Product
  Policy Fee Income Ceded.................... $   247  $   234  $   221
                                              =======  =======  =======
Policyholders' Benefits Ceded................ $   703  $   667  $   510
                                              =======  =======  =======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $79 million and $86 million at December 31, 2013 and 2012, respectively. At December 31, 2013 and 2012, respectively, $1,687 million and $1,704 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group, rated AA-. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                               2013   2012   2011
                                              ------ ------ ------
                                                 (IN MILLIONS)
Incurred benefits related to current year.... $   15 $   16 $   24
Incurred benefits related to prior years.....     10     14     18
                                              ------ ------ ------
Total Incurred Benefits...................... $   25 $   30 $   42
                                              ====== ====== ======

Benefits paid related to current year........ $   19 $   21 $   15
Benefits paid related to prior years.........     13     16     24
                                              ------ ------ ------
Total Benefits Paid.......................... $   32 $   37 $   39
                                              ====== ====== ======

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                               DECEMBER 31,
                                              ---------------
                                               2013    2012
                                              ------- -------
                                               (IN MILLIONS)
Short-term debt:
AllianceBernstein commercial paper (with
  interest rates of 0.3% and 0.5%)........... $   268 $   323
                                              ------- -------
Total short-term debt........................     268     323
                                              ------- -------

Long-term debt:
AXA Equitable:
  Surplus Notes, 7.7%, due 2015..............     200     200
                                              ------- -------
Total long-term debt.........................     200     200
                                              ------- -------
Total Short-term and Long-term Debt.......... $   468 $   523
                                              ======= =======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet its membership requirement ($13 million, as of December 31, 2013). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2013, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the AB Credit Facility and management expects to draw on the AB Credit Facility from time to time.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2013 and 2012, AllianceBernstein had no amounts outstanding under the AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit
   AllianceBernstein to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2013, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of the note was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold a jointly owned real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   In third quarter 2013, AXA Equitable purchased, at fair value, AXA Arizona's $50 million note receivable from AXA for $56 million. This note pays interest semi-annually at an interest rate of 5.4% and matures on December 15, 2020.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In December 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note pays interest semi-annually and matures on December 1, 2018.

   In November 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note paid interest semi-annually and was scheduled to mature on December 1, 2018. In June 2013, AXA Equitable repaid this note at par value plus interest accrued to AXA Financial.

   Other Transactions

   In third quarter 2013, AXA Equitable purchased, at fair value, MONY Life Insurance Company's ("MONY Life") equity interest in limited partnerships for $53 million and MONY Life's CMBS portfolio for $31 million.

   In October 2012, AXA Equitable sold its 50% interest in a real estate joint venture supporting the Wind-up Annuities line of business to 1285 Holdings, LLC, a non-insurance subsidiary of AXA Financial in exchange for $402 million in cash. The $195 million after-tax excess of the real estate joint venture's fair value over its carrying value has been accounted for as a capital contribution to AXA Equitable. In connection with this sale, the Company recognized a $226 million pre-tax premium deficiency reserve related to the Wind-up Annuities line of business.

   In August 2012, the Company purchased agricultural mortgage loans from MONY Life and MONY Life Insurance Company of America ("MLOA"), for a purchase price of $109 million.

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $40 million, $37 million and $14 million, respectively, for 2013, 2012 and 2011.

   In 2013, 2012 and 2011, respectively, the Company paid AXA Distribution and its subsidiaries $621 million, $684 million and $641 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $306 million, $348 million and $413 million, respectively, for their applicable share of operating expenses in 2013, 2012 and 2011, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA RE Arizona Company ("AXA Arizona") a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2013 and 2012, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $5,388 million and $8,888 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2013, 2012 and 2011 related to the UL and no lapse guarantee riders totaled approximately $474 million, $484 million and $484 million, respectively. Ceded claims paid in 2013, 2012 and 2011 were $70 million, $68 million and $31 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis.

   Premiums earned from the above mentioned affiliated reinsurance transactions in 2013, 2012 and 2011 totaled approximately $21 million, $21 million and $22 million, respectively. Claims and expenses paid in 2013, 2012 and 2011 were $10 million, $13 million and $14 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $165 million, $161 million and $152 million in 2013, 2012 and 2011, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $24 million, $26 million and $22 million in 2013, 2012 and 2011, respectively. The net receivable (payable) related to these contracts was approximately $(8) million and $8 million at December 31, 2013 and 2012, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                2013     2012     2011
                                              -------- -------- --------

                                                    (IN MILLIONS)
Investment advisory and services fees........ $  1,010 $    879 $    831
Distribution revenues........................      455      408      360
Other revenues -- shareholder servicing fees.       91       89       92
Other revenues -- other......................        6        5        6

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit pension plan covering its eligible employees (including certain qualified part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. AXA Equitable also sponsors non-qualified defined benefit pension plans.

   AXA Equitable announced in the third quarter of 2013 that benefit accruals under its qualified and non-qualified defined benefit pension plans would be discontinued after December 31, 2013. This plan curtailment resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $29 million, which was offset against existing deferred losses in AOCI, and recognition of a $3 million curtailment loss from accelerated recognition of existing prior service costs accumulated in OCI. In addition, AXA Equitable announced that it will begin providing a company contribution to the AXA Equitable 401(k) Plan as of January 1, 2014. AXA Equitable will also provide an excess 401(k) contribution for eligible compensation over the qualified plan compensation limits under a nonqualified deferred compensation plan.

   AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2013, no cash contributions were made by AXA Equitable to its qualified pension plan. AllianceBernstein made a $4 million cash contribution to its qualified pension plan in 2013. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2013, no minimum contribution is required to be made in 2014 under ERISA, as amended by the Pension Act. AllianceBernstein currently estimates that it will contribute $6 million to its pension plan during 2014.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                                2013     2012     2011
                                              -------  -------  -------
                                                    (IN MILLIONS)

Service cost................................. $    40  $    40  $    41
Interest cost................................      99      109      122
Expected return on assets....................    (155)    (146)    (120)
Actuarial (gain) loss........................       1        1       --
Net amortization.............................     155      164      145
Curtailment..................................       3       --       --
                                              -------  -------  -------
Net Periodic Pension Expense................. $   143  $   168  $   188
                                              =======  =======  =======

   Changes in the PBO of the Company's qualified plans were comprised of:

                                                 DECEMBER 31,
                                              ------------------
                                                2013      2012
                                              --------  --------
                                                 (IN MILLIONS)

Projected benefit obligation, beginning of
  year....................................... $  2,797  $  2,626
Service cost.................................       32        32
Interest cost................................       99       109
Actuarial (gains) losses.....................     (260)      219
Benefits paid................................     (176)     (187)
Plan amendments and curtailments.............      (29)       (2)
                                              --------  --------
Projected Benefit Obligation, End of Year.... $  2,463  $  2,797
                                              ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                DECEMBER 31,
                                              ----------------
                                                2013     2012
                                              --------  ------
                                                (IN MILLIONS)

Pension plan assets at fair value, beginning
  of year.................................... $  2,396  $2,093
Actual return on plan assets.................      180     231
Contributions................................        4     265
Benefits paid and fees.......................     (179)   (193)
                                              --------  ------
Pension plan assets at fair value, end of
  year.......................................    2,401   2,396
PBO..........................................    2,463   2,797
                                              --------  ------
Excess of PBO Over Pension Plan Assets....... $    (62) $ (401)
                                              ========  ======

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $62 million and $401 million at December 31, 2013 and 2012, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,463 million and $2,401 million, respectively, at December 31, 2013 and $2,797 million and $2,396 million, respectively, at December 31, 2012. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,463 million and $2,401 million, respectively, at December 31, 2013 and $2,761 million and $2,396 million, respectively, at December 31, 2012. The accumulated benefit obligation for all defined benefit pension plans was $2,463 million and $2,761 million at December 31, 2013 and 2012, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2013 and 2012 that have not yet been recognized as components of net periodic pension cost:

                                                DECEMBER 31,
                                              -----------------
                                                2013     2012
                                              -------- --------
                                                (IN MILLIONS)

Unrecognized net actuarial (gain) loss....... $  1,181 $  1,650
Unrecognized prior service cost (credit).....       --        4
                                              -------- --------
  Total...................................... $  1,181 $  1,654
                                              -------- --------

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $115 million and $0 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2013 and 2012:

                                                DECEMBER 31,
                                              ----------------
                                                2013     2012
                                              -------  -------
                                                (IN MILLIONS)

Fixed Maturities.............................    49.0%    52.8%
Equity Securities............................    39.1     36.5
Equity real estate...........................     9.3      8.4
Cash and short-term investments..............     1.9      2.3
Other........................................     0.7       --
                                              -------  -------
  Total......................................   100.0%   100.0%
                                              =======  =======

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2013, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2013, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to minimize downside equity risk, principally using exchange-traded options contracts. As a result of a strategic asset allocation project conducted in the latter half of 2013, the existing equity-hedging program was discontinued in January 2014 at maturity of the underlying positions.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2013 and 2012, respectively.

                                              LEVEL 1  LEVEL 2  LEVEL 3   TOTAL
                                              -------- -------- -------- --------
                                                         (IN MILLIONS)
DECEMBER 31, 2013:
------------------
Asset Categories
Fixed Maturities:
  Corporate.................................. $     -- $    801 $     -- $    801
  U.S. Treasury, government and agency.......       --      343       --      343
  States and political subdivisions..........       --       16       --       16
  Other structured debt......................       --        6        4       10
Common and preferred equity..................      716      191       --      907
Mutual funds.................................       44       --       --       44
Private real estate investment funds.........       --       --        2        2
Private real estate investment trusts........       --       11      220      231
Cash and cash equivalents....................        1       --       --        1
Short-term investments.......................       23       23       --       46
                                              -------- -------- -------- --------
  Total...................................... $    784 $  1,391 $    226 $  2,401
                                              ======== ======== ======== ========

December 31, 2012:
------------------
Asset Categories
Fixed Maturities:
  Corporate.................................. $     -- $    849 $     -- $    849
  U.S. Treasury, government and agency.......       --      410       --      410
  States and political subdivisions..........       --       18       --       18
  Other structured debt......................       --       --        5        5
Common and preferred equity..................      751       62       --      813
Mutual funds.................................       35       --       --       35
Private real estate investment funds.........       --       --        3        3
Private real estate investment trusts........       --       11      197      208
Cash and cash equivalents....................       25       --       --       25
Short-term investments.......................       --       30       --       30
                                              -------- -------- -------- --------
  Total...................................... $    811 $  1,380 $    205 $  2,396
                                              ======== ======== ======== ========

   At December 31, 2013, assets classified as Level 1, Level 2, and Level 3 comprise approximately 32.7%, 57.9% and 9.4%, respectively, of qualified pension plan assets. At December 31, 2012, assets classified as Level 1, Level 2 and Level 3 comprised approximately 33.9%, 57.5% and 8.6%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $2 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2013 and 2012, respectively.

                                                                PRIVATE
                                                              REAL ESTATE  PRIVATE
                                                  FIXED       INVESTMENT  INVESTMENT   COMMON
                                              MATURITIES/(1)/    FUNDS      TRUSTS     EQUITY     TOTAL
                                              --------------  ----------- ---------- ---------- ----------

                                                                     (IN MILLIONS)
Balance at January 1, 2013...................     $        5   $        3 $      197 $       -- $      205
Actual return on plan assets:
  Relating to assets still held at
   December 31, 2013.........................             --           --         23         --         23
  Purchases/issues...........................             --           --         --         --         --
  Sales/settlements..........................             --           --         --         --         --
  Transfers into/out of Level 3..............            (1)          (1)         --         --        (2)
                                                  ----------   ---------- ---------- ---------- ----------
Balance at December 31, 2013.................     $        4   $        2 $      220 $       -- $      226
                                                  ==========   ========== ========== ========== ==========

Balance at January 1, 2012...................     $        6   $        4 $      183 $       -- $      193
Actual return on plan assets:
  Relating to assets still held at
   December 31, 2012.........................             --           --         14         --         14
  Sales/settlements..........................            (1)          (1)         --         --        (2)
  Transfers into/out of Level 3..............             --           --         --         --         --
                                                  ----------   ---------- ---------- ---------- ----------
Balance at December 31, 2012.................     $        5   $        3 $      197 $       -- $      205
                                                  ==========   ========== ========== ========== ==========

  /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits' obligations at December 31, 2013 and 2012 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2013 and 2012.

                                              2013  2012
                                              ----- -----

Discount rates:
  Benefit obligation......................... 4.50% 3.50%
  Periodic cost.............................. 4.50% 4.25%

Rates of compensation increase:
  Benefit obligation and periodic cost....... 6.00% 6.00%

Expected long-term rates of return on
  pension plan assets (periodic cost)........ 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class. Based upon new plan asset allocation targets for 2014 intended to rebalance between the bond and equity portfolios under the long-term investment strategy, the expected long-term rate of return assumed on pension plan assets in the measurement of net periodic cost will be increased to 7.00%.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $10 million, $12 million and $13 million for 2013, 2012 and 2011, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2014, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2013 and include benefits attributable to estimated future employee service.

                                                 PENSION
                                                BENEFITS
                                              -------------
                                              (IN MILLIONS)

2014.........................................    $      189
2015.........................................           196
2016.........................................           192
2017.........................................           188
2018.........................................           185
Years 2019 - 2023............................           853

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Management, in consultation with its actuarial advisors in respect of the Plan, has concluded the Health Acts have no material impact on the calculations on future benefit levels due to the caps on the Company subsidy for retirees. Any increases in plan cost, including those associated under the Excise Tax on high cost plans, are anticipated to be passed on to retirees.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy did not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million in 2011.

   AXA FINANCIAL ASSUMPTION

   Since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees.

   Compensations costs for 2013, 2012 and 2011 for share-based payment arrangements as further described herein are as follows:

                                               2013  2012  2011
                                              -----  ----- ----
                                                (IN MILLIONS)
Performance Unit/Shares...................... $  43  $  24 $  2
Stock Options................................     2      3    4
AXA Shareplan................................    13     18    9
AXA Miles....................................    --      1    1
AllianceBernstein Stock Options..............    (4)     1   21
AllianceBernstein Restricted Units...........   286    148  377
                                              -----  ----- ----
Total Compensation Expenses.................. $ 340  $ 195 $414
                                              =====  ===== ====

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan"). In 2013, they were granted performance shares under the AXA International Performance Share Plan 2013 (the "Performance Share Plan").

   Performance Units and Performance Shares

   2013 GRANT. On March 22, 2013, under the terms of the Performance Share Plan, AXA awarded approximately 2.2 million unearned performance shares to employees of AXA Equitable. The extent to which 2013-2014 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the third anniversary of the award date. The plan will settle in shares to all participants. In 2013, the expense associated with the March 22, 2013 grant of performance shares was approximately $11 million.

   50% SETTLEMENT OF 2010 GRANT IN 2013. On April 4, 2013, cash distributions of approximately $7 million and share distributions of approximately $49,000 were made to active and former AXA Equitable employees in settlement of 390,460 performance units, representing the remaining 50 percent of the number of performance units earned under the terms of the AXA Performance Unit Plan 2010. Cash distributions of approximately $9 million in settlement of approximately 539,000 performance units, representing the first 50 percent of the performance units earned under the terms of the AXA Performance Unit Plan 2010 were distributed in April 2012.

   2012 GRANT. On March 16, 2012, under the terms of the AXA Performance Unit Plan 2012, AXA awarded approximately 2.3 million unearned performance units to employees of AXA Equitable. The extent to which 2012-2013 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled in cash on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 15, 2015. In 2013 and 2012, the expense associated with the March 16, 2012 grant of performance units was approximately $26 million and $11 million, respectively.

   2011 GRANT. On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to AXA Equitable employees. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2013, 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units of approximately $6 million, $11 million and $2 million, respectively.

   SETTLEMENT OF 2009 GRANT IN 2011. On March 20, 2011, approximately 831,000 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 164,000 restricted AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares were sourced from Treasury shares.

   For 2013, 2012 and 2011, the Company recognized compensation costs of $43 million, $24 million and $2 million, respectively, for performance shares and units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit and share awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units and shares earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2013 and 2012 was $108 million and $58 million, respectively. Approximately 5.3 million outstanding performance units and shares are at risk to achievement of 2013 performance criteria, primarily representing the performance shares grant of March 22, 2013 for which cumulative average 2013-2014 performance targets will determine the number of performance shares earned and including one-half of the performance unit award granted on March 16, 2012.

   Stock Options

   2013 GRANT. On March 22, 2013, approximately 457,000 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 13.81 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 246,000 of the total options awarded on March 22, 2013 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 22, 2013 have a ten-year term. The weighted average grant date fair value per option award was estimated at $1.79 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 31.27%, a weighted average expected term of 7.7 years, an expected dividend yield of 7.52% and a risk-free interest rate of 1.34%. The total fair value of these options (net of expected forfeitures) of $818,597 is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2013, the Company recognized expenses associated with the March 22, 2013 grant of options of approximately $357,000.

   2012 GRANT. On March 16, 2012, approximately 901,000 options to purchase AXA ordinary shares were granted to AXA Equitable employees under the terms of the Stock Option Plan at an exercise price of 12.22 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 370,000 of the total options awarded on March 16, 2012 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 16, 2012 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.48 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 39.89%, a weighted average expected term of 5.6 years, an expected dividend yield of 7.54% and a risk-free interest rate of 1.8%. The total fair value of these options (net of expected forfeitures) of approximately $2 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2013 and 2012, respectively, the expense associated with the March 16, 2012 grant of options was approximately $504,000 and $791,000.

   2011 GRANT. On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. In addition, approximately 483,000 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2013, 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of $573,000, $1 million and $2 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2013 follows:

                                                                            Options Outstanding
                                              ------------------------------------------------------------------------------
                                                                                                         AllianceBernstein
                                                                                                              Holding
                                                    AXA Ordinary Shares            AXA ADRs/(3)/               Units
                                              ------------------------------   ---------------------- ----------------------
                                                                Weighted                    Weighted                Weighted
                                                Number          Average          Number     Average     Number      Average
                                              Outstanding       Exercise       Outstanding  Exercise  Outstanding   Exercise
                                              (In 000's)         Price         (In 000's)    Price    (In 000's)     Price
                                              -----------  -----------------   -----------  --------- -----------  ---------

Options outstanding at January 1, 2013.......    18,101.7    (Euro)    21.00       4,990.0  $   20.01     8,553.3  $   39.77
Options granted..............................       486.2    (Euro)    13.81            --  $      --        37.7  $   25.47
Options exercised............................      (527.8)   (Euro)    12.15      (3,022.6) $   17.74      (887.6) $   17.05
Options forfeited, net.......................      (490.4)   (Euro)    19.27        (145.5) $   22.01      (602.4) $   60.10
Options expired..............................          --                 --           7.9         --       (26.9) $   36.50
                                               ----------                      -----------             ----------
Options Outstanding at December 31, 2013.....    17,569.7    (Euro)    21.00       1,829.8  $   23.60     7,074.1  $   40.82
                                               ==========  =================   ===========  =========  ==========  =========
Aggregate Intrinsic Value/(1)/...............              (Euro)      --/(2)/              $ 8,120.6              $   --/(2)/
                                                           =================                =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................        4.24                             1.28                    4.9
                                               ==========                      ===========             ==========
Options Exercisable at December 31, 2013.....    13,599.8    (Euro)    23.12       1,820.1  $   23.66     4,684.5      34.97
                                               ==========  =================   ===========  =========  ==========  =========
Aggregate Intrinsic Value/(1)/...............              (Euro)      --/(2)/              $ 7,967.9              $   --/(2)/
                                                           =================                =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................        3.35                             1.26                    4.8
                                               ==========                      ===========             ==========

  /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2013 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
  /(3)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   Cash proceeds received from employee exercises of stock options in 2013 was $54 million. The intrinsic value related to employee exercises of stock options during 2013, 2012 and 2011 were $14 million, $5 million and $3 million respectively, resulting in amounts currently deductible for tax purposes of $5 million, $2 million, and $1 million, respectively, for the periods then ended. In 2013, 2012 and 2011, windfall tax benefits of approximately $5 million, $2 million and $1 million, respectively, resulted from employee exercises of stock option awards.

   At December 31, 2013, AXA Financial held approximately 351,000 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of $24.73 per share, of which approximately 302,000 were designated to fund future exercises of outstanding stock options and approximately 49,000 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2013, 2012 and 2011, respectively.

                                                    AXA Ordinary Shares         AllianceBernstein Holding Units
                                              -------------------------------  --------------------------------
                                                 2013       2012       2011        2013        2012      2011
                                              ---------  ---------  ---------  ------------  --------  --------

Dividend yield...............................      7.52%      7.54%      7.00%    8.0 - 8.3%     6.20%   5.40%
Expected volatility..........................     31.27%     39.89%     33.90%  49.7 - 49.8%    49.20%  47.30%
Risk-free interest rates.....................      1.34%      1.80%      3.13%    0.8 - 1.7%     0.70%   1.9%
Expected life in years.......................       7.7        5.6        6.4           6.0       6.0     6.0
Weighted average fair value per option at
  grant date................................. $    1.79  $    2.48  $    2.49  $       5.44  $   3.67  $   5.98

   For 2013, 2012 and 2011, the Company recognized compensation costs (credits) for employee stock options of $(2) million, $4 million and $25 million, respectively. As of December 31, 2013, approximately $1 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 0.5 years.

   Restricted Awards.

   Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2013, 2012 and 2011, respectively, the Company recognized compensation costs of $286 million, $148 million and $377 million for awards outstanding under these restricted stock and unit award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2013, approximately 22.3 million restricted shares and Holding units remain unvested. At December 31, 2013, approximately $48 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 4.2 years.

   The following table summarizes unvested restricted stock activity for 2013.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------

Unvested as of January 1, 2013...............    177,001   $  27.23
Granted......................................     11,613   $  13.97
Vested.......................................    117,235   $  33.91
Forfeited....................................         --         --
                                               ---------
Unvested as of December 31, 2013.............     71,379   $  14.09
                                               =========

   Restricted stock vested in 2013, 2012 and 2011 had aggregate vesting date fair values of approximately $1 million, $1 million and $2 million, respectively.

   AXA Shareplan

   In 2013, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2013. Eligible employees could have reserved a share purchase during the reservation period from September 2, 2013 through September 17, 2013 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 28, 2013 through October 31, 2013. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 24, 2013 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $19.85 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 12.95% formula discounted price of $21.59 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2013 which is July 1, 2018. All subscriptions became binding and irrevocable at October 31, 2013.

   The Company recognized compensation expense of $13 million in 2013, $18 million in 2012 and $9 million in 2011 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplans 2013, 2012 and 2011 primarily invested under Investment Option B for the purchase of approximately 5 million, 8 million and 9 million AXA ordinary shares, respectively.

   AXA Miles Program

   AXA MILES PROGRAM 2012. On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011 and was confirmed to have been achieved. The total fair value of these AXA Miles awards of approximately $6 million, net of expected forfeitures, is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible and is updated to reflect changes in respect of the expectation for meeting the predefined performance conditions. In 2013 and 2012, respectively, the expense associated with the March 16, 2012 grant of AXA Miles was approximately $278,000 and $538,000.

   AXA MILES PROGRAM 2007. On July 1, 2007, under the terms of the AXA Miles Program 2007, AXA granted 50 AXA Miles to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represented the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,000 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011, the Company recognized compensation expense of approximately $1 million in respect of this grant of AXA Miles.

   AllianceBernstein Long-term Incentive Compensation Plans

   AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest in 2011.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AllianceBernstein engages in open-market purchases of AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2013 and 2012, AllianceBernstein purchased 5.2 million and 15.7 million Holding units for $111 million and $239 million respectively. These amounts reflect open-market purchases of 1.9 million and 12.3 million Holding units for $39 million and $182 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   AllianceBernstein granted to employees and Eligible Directors 13.9 million (including 6.5 million restricted Holding units granted in December 2013 for 2013 year-end rewards and 6.5 million granted in January 2013 for 2012 year-end awards). During 2012, AllianceBernstein granted to employees and Eligible Directors 12.1 million restricted Holding awards (including
   8.7 million granted in January 2012 for 2011 year-end awards). Prior to third quarter 2013, AllianceBernstein funded these awards by allocating previously repurchased Holding units that had been held in its consolidated rabbi trust. In December 2013, AB Holding newly issued 3.9 million Holding units to fund the restricted Holding units awards granted in December 2013.

   Effective July 1, 2013, management of AllianceBernstein and AllianceBernstein Holding L.P. ("AB Holding") retired all unallocated Holding units in AllianceBernstein's consolidated rabbi trust. To retire such units, AllianceBernstein delivered the unallocated Holding units held in its consolidated rabbi trust to AB Holding in exchange for the same amount of AllianceBernstein units. Each entity then retired its respective units. As a result, on July 1, 2013, each of AllianceBernstein's and AB Holding's units outstanding decreased by approximately 13.1 million units. AllianceBernstein and AB Holding intend to retire additional units as AllianceBernstein purchases Holding units on the open market or from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, if such units are not required to fund new employee awards in the near future. If a sufficient number of Holding units is not available in the rabbi trust to fund new awards, AB Holding will issue new Holding units in exchange for newly-issued AllianceBernstein units, as was done in December 2013.

   The 2012 long-term incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, 6.5 million restricted Holding unit awards for the December 2012 awards were awarded and allocated as such within the consolidated rabbi trust in January. There were approximately 17.9 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2012. The purchases and issuances of Holding units resulted in an increase of $60 million in Capital in excess of par value during 2012 with a corresponding decrease of $60 million in Noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $156 million, $147 million and $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million) for 2013, 2012 and 2011, respectively. The cost of the 2013 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly issued Holding units. As of December 31, 2013, 248,281 options to buy Holding units had been granted and 38 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 22 million Holding units were available for grant as of December 31, 2013.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                                2013     2012      2011
                                              -------- -------  ---------
                                                     (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $    197 $  (233) $      40
  Deferred (expense) benefit.................    1,876     391     (1,338)
                                              -------- -------  ---------
Total........................................ $  2,073 $   158  $  (1,298)
                                              ======== =======  =========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                2013     2012      2011
                                              --------  ------  ---------
                                                     (IN MILLIONS)

Expected income tax (expense) benefit........ $  1,858  $  (20) $  (1,443)
Noncontrolling interest......................      101      37        (36)
Separate Accounts investment activity........      122      94         83
Non-taxable investment income (loss).........       20      24          8
Adjustment of tax audit reserves.............      (14)     (2)        (7)
State income taxes...........................       (6)      7          7
AllianceBernstein Federal and foreign taxes..        2      10        (13)
Tax settlement...............................       --      --         84
Other........................................      (10)      8         19
                                              --------  ------  ---------
Income tax (expense) benefit................. $  2,073  $  158  $  (1,298)
                                              ========  ======  =========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during the third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million.

   The U.S. Department of the Treasury 2013-2014 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling with respect to the calculation of the Separate Account dividends received deduction ("DRD"). The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                               DECEMBER 31, 2013   December 31, 2012
                                              ------------------- -------------------
                                              ASSETS  LIABILITIES Assets  Liabilities
                                              ------- ----------- ------- -----------
                                                           (IN MILLIONS)

Compensation and related benefits............ $   104   $      -- $   207   $      --
Reserves and reinsurance.....................      --         688      --       2,419
DAC..........................................      --       1,016      --         960
Unrealized investment gains or losses........      --          85      --         739
Investments..................................      --       1,410      --       1,137
Alternative minimum tax credits..............      --          --     157          --
Net operating losses.........................     492          --      --          --
Other........................................       7          --      --          57
                                              -------   --------- -------   ---------
Total........................................ $   603   $   3,199 $   364   $   5,312
                                              =======   ========= =======   =========

   The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2013, $238 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $92 million would need to be provided if such earnings were remitted.

   At December 31, 2013, of the total amount of unrecognized tax benefits, $568 million would affect the effective rate. At December 31, 2012, of the total amount of unrecognized tax benefits, $522 million would affect the effective rate.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2013 and 2012 were $120 million and $105 million, respectively. For 2013, 2012 and 2011, respectively, there were $15 million, $4 million and $14 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                2013     2012      2011
                                              -------  --------  --------
                                                     (IN MILLIONS)
Balance at January 1,........................ $   573  $    453  $    434
Additions for tax positions of prior years...      57       740       337
Reductions for tax positions of prior years..     (38)     (620)     (235)
Additions for tax positions of current year..      --        --         1
Settlements with tax authorities.............      --        --       (84)
                                              -------  --------  --------
Balance at December 31,...................... $   592  $    573  $    453
                                              =======  ========  ========

   In 2012, the Internal Revenue Service commenced the examination of the 2006 and 2007 tax years. An appeal of the 2004 and 2005 tax years is pending at the Appeals Office of the IRS. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                     DECEMBER 31,
                                              --------------------------
                                                2013     2012     2011
                                              -------- -------- --------

                                                    (IN MILLIONS)
Unrealized gains (losses) on investments..... $    141 $  1,352 $    772
Defined benefit pension plans................    (757)  (1,056)  (1,082)
                                              -------- -------- --------
Total accumulated other comprehensive income
  (loss).....................................    (616)      296    (310)
                                              -------- -------- --------
Less: Accumulated other comprehensive
  (income) loss attributable to
  noncontrolling interest....................       13       21       13
                                              -------- -------- --------
Accumulated Other Comprehensive Income
  (Loss) Attributable to AXA Equitable....... $  (603) $    317 $  (297)
                                              ======== ======== ========

   The components of OCI for the past three years, net of tax, follow:

                                                 2013     2012    2011
                                              ---------  ------ --------

                                                    (IN MILLIONS)
Change in net unrealized gains (losses) on
  investments:
  Net unrealized gains (losses) arising
   during the year........................... $  (1,550) $  658 $    571
  (Gains) losses reclassified into net
   earnings (loss) during the year/(1)/......        49      59       18
                                              ---------  ------ --------
Net unrealized gains (losses) on investments.   (1,501)     717      589
Adjustments for policyholders liabilities,
  DAC, insurance liability loss recognition
  and other..................................       290   (137)    (223)
                                              ---------  ------ --------
Change in unrealized gains (losses), net of
  adjustments and (net of deferred income
  tax expense (benefit) of $654 million,
  $(318) million and $(193) million).........   (1,211)     580      366
                                              ---------  ------ --------
Change in defined benefit plans:
  Net gain (loss) arising during the year....       198    (82)    (169)
  Prior service cost arising during the year.        --       1       --
  Less: reclassification adjustments to net
   earnings (loss) for:/(2)/
   Amortization of net (gains) losses
     included in net periodic cost...........       101     106       94
   Amortization of net prior service credit
     included in net periodic cost...........        --       1        1
                                              ---------  ------ --------
Change in defined benefit plans (net of
  deferred income tax expense (benefit) of
  $161 million, $14 million and $(40)
  million)...................................       299      26     (74)
                                              ---------  ------ --------
Total other comprehensive income (loss), net
  of income taxes............................     (912)     606      292
Less: Other comprehensive (income) loss
  attributable to noncontrolling interest....       (8)       8       21
                                              ---------  ------ --------

Other Comprehensive Income (Loss)
  Attributable to AXA Equitable.............. $   (920)  $  614 $    313
                                              =========  ====== ========

  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(26) million, $(32) million and $(10) million for 2013, 2012 and 2011, respectively.
  /(2)/These AOCI components are included in the computation of net periodic costs (see Note 12). Reclassification amounts presented net of income tax expense (benefit) of $(54) million, $(58) million and $(51) million for 2013, 2012 and 2011, respectively.

   Investment gains and losses reclassified from AOCI to net earnings (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of earnings (loss). Amounts reclassified from AOCI to net earnings (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of earnings (loss). Amounts presented in the table above are net of tax.

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2013, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2014, $200 million for 2015, $0 million for 2016 and thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2014 and the four successive years are $217 million, $216 million, $209 million, $208 million, $192 million and $1,232 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2014 and the four successive years is $41 million, $48 million, $47 million, $48 million, $48 million and $316 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2013, 2012 and 2011, respectively, AXA Equitable recorded $85 million, $30 million and $55 million pre-tax charges related to severance and lease costs. The amounts recorded in 2013 included a pre-tax charge of $52 million related to the reduction in office space in the Company's 1290 Avenue of the Americas, New York, NY headquarters. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                  DECEMBER 31,
                                              --------------------
                                               2013   2012   2011
                                              ------ ------ ------

                                                 (IN MILLIONS)
Balance, beginning of year................... $   52 $   44 $   11
Additions....................................    140     54     79
Cash payments................................   (66)   (46)   (43)
Other reductions.............................    (4)     --    (3)
                                              ------ ------ ------
Balance, End of Year......................... $  122 $   52 $   44
                                              ====== ====== ======

   As a result of AllianceBernstein's ongoing efforts to operate more efficiently during 2013 and 2012, respectively, AllianceBernstein recorded a $4 million and $21 million pre-tax charge related to severance costs. During 2013 and 2012, AllianceBernstein recorded $28 million and $223 million, respectively, of pre-tax real estate charges related to a global office space consolidation plan. The charges reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space offset by changes in estimates relating to previously recorded real estate charges. Included in the 2013 real estate charge was a charge of $17 million related to additional sublease losses resulting from the extension of sublease marketing periods. AllianceBernstein will compare current sublease market conditions to those assumed in their initial write-offs and record any adjustments if necessary.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2013, these arrangements include commitments by the Company to provide equity financing of $504 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2013. The Company had $595 million of commitments under existing mortgage loan agreements at December 31, 2013.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Arizona, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($6,805 million at December 31, 2013) and/or letters of credit ($3,251 million at December 31, 2013). These letters of credit are guaranteed by AXA. Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2013, AllianceBernstein had funded $25 million of this commitment.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest $25 million in the Real Estate Fund. As of December 31, 2013, AllianceBernstein had funded $12 million of this commitment.

   During 2012, AllianceBernstein entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2013, AllianceBernstein had funded $8 million of this commitment.

17)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC") ("Sivolella Litigation"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In the amended complaint, plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses and reserves the right to seek punitive damages where applicable. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. In May 2012, the Plaintiff voluntarily dismissed her claim under Section 26(f) seeking restitution and rescission under Section 47(b) of the 1940 Act. In September 2012, the Court denied the defendants' motion to dismiss as it related to the Section 36(b) claim and granted the defendants' motion as it related to the unjust enrichment claim.

   In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. FMG LLC ("Sanford Litigation"). The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to FMG LLC for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties and the Court agreed to consolidate the two lawsuits.

   In April 2013, the plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the Investment Company Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as administrator of EQ Advisors Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs and fees.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable is also under audit by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the New York State Department of Financial Services (the "NYSDFS") to use data available on the U.S. Social Security Administration's Death Master File ("DMF") or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable filed a number of reports with the NYSDFS related to its request and has completed the process. A number of life insurance industry companies have received a multistate targeted market conduct examination notice issued on behalf of various U.S. state insurance departments reviewing use of the DMF, claims processing and payments to beneficiaries. In December 2012, AXA Equitable received an examination notice on behalf of at least six insurance departments. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments, and the payment of examination costs. In addition, AXA Equitable, along with other life insurance industry companies, is subject to lawsuits that may be filed by state regulatory agencies or other litigants.

   AXA Equitable is responding to requests for information and documents from the Consumer Protection Division of the NYDFS relating to the AXA Tactical Manager ("ATM") volatility management tool strategy. The inquiry relates to whether we failed to comply with certain provisions of New York Insurance law with respect to the implementation of the ATM strategy. The NYDFS has informed AXA Equitable that it intends to seek a penalty for what it considers a failure to comply with such provisions. AXA Equitable has responded to, and is actively discussing the issue with the NYDFS.

   ALLIANCEBERNSTEIN LITIGATION

   During first quarter 2012, AllianceBernstein received a legal letter of claim (the "Letter of Claim") sent on behalf of Philips Pension Trustees Limited and Philips Elecronics UK Limited ("Philips"), a former pension fund client, alleging that AllianceBernstein Limited (a wholly-owned subsidiary of AllianceBernstein organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to AllianceBernstein's initial investment in and management of a (Pounds)500 million portfolio of U.S. mortgage-backed securities. The alleged damages range between $177 million and $234 million plus compound interest on an alleged $125 million of realized losses in the portfolio. On January 2, 2014, Philips filed a claim form in the High Court of Justice in London, England regarding their alleged claim. AllianceBernstein believes that it has strong defenses to these claims, which were set forth in AllianceBernstein's October 12, 2012 response to the Letter of Claim, and will defend this matter vigorously.

           ---------------------------------------------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These actions and proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such actions and proceedings. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of plaintiffs and certain of these plaintiffs seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under New York insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $382 million during 2014. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2013, 2012 and 2011, respectively, AXA Equitable's statutory net income (loss) totaled $(28) million, $602 million and $967 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,358 million and $5,178 million at December 31, 2013 and 2012, respectively. In 2013, AXA Equitable paid $234 million in cash and transferred approximately 10.9 million in Units of AllianceBernstein (fair value of $234 million) in shareholder dividends to AXA Financial. In 2012 and 2011, respectively, AXA Equitable paid $362 million and $379 million in shareholder dividends.

   At December 31, 2013, AXA Equitable, in accordance with various government and state regulations, had $83 million of securities on deposit with such government or state agencies.

   At December 31, 2013 AXA Equitable had affiliated surplus notes of $825 million due to AXA Financial. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2013 will approximate $55 million. In second quarter 2013 AXA Equitable repaid a $500 million surplus note at par values plus interest accrued to AXA Financial.

   At December 31, 2013 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2013.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (h) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting and (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

   The following tables reconcile AXA Equitable's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                         DECEMBER 31,
                                              ----------------------------------
                                                 2013        2012        2011
                                              ----------  ----------  ----------
                                                         (IN MILLIONS)
Net change in statutory surplus and capital
  stock...................................... $     (864) $       64  $      824
Change in AVR................................         46         269        (211)
                                              ----------  ----------  ----------
Net change in statutory surplus, capital
  stock and AVR..............................       (818)        333         613
Adjustments:
  Future policy benefits and policyholders'
   account balances..........................       (607)       (508)       (270)
  DAC........................................         75         142      (2,861)
  Deferred income taxes......................      2,038         798      (1,272)
  Valuation of investments...................          7        (377)         16
  Valuation of investment subsidiary.........       (109)       (306)        590
  Increase (decrease) in the fair value of
   the reinsurance contract asset............     (4,297)        497       5,941
  Pension adjustment.........................       (478)        (41)        111
  Amortization of deferred cost of insurance
   ceded to AXA Arizona......................       (280)       (126)       (156)
  Shareholder dividends paid.................        468         362         379
  Changes in non-admitted assets.............          2        (489)       (154)
  Repayment of surplus Note..................        500          --          --
  Other, net.................................        (74)       (190)        (10)
                                              ----------  ----------  ----------
U.S. GAAP Net Earnings (Loss) Attributable
  to AXA Equitable........................... $   (3,573) $       95  $    2,927
                                              ==========  ==========  ==========

                                                         DECEMBER 31,
                                              ----------------------------------
                                                 2013        2012        2011
                                              ----------  ----------  ----------
                                                         (IN MILLIONS)
Statutory surplus and capital stock.......... $    3,825  $    4,689  $    4,625
AVR..........................................        535         489         220
                                              ----------  ----------  ----------
Statutory surplus, capital stock and AVR.....      4,360       5,178       4,845
Adjustments:
  Future policy benefits and policyholders'
   account balances..........................     (3,884)     (3,642)     (2,456)
  DAC........................................      3,874       3,728       3,545
  Deferred income taxes......................     (2,672)     (5,330)     (5,357)
  Valuation of investments...................        703       3,271       2,266
  Valuation of investment subsidiary.........       (515)       (137)        231
  Fair value of reinsurance contracts........      6,747      11,044      10,547
  Deferred cost of insurance ceded to AXA
   Arizona...................................      2,366       2,646       2,693
  Non-admitted assets........................        469         467         510
  Issuance of surplus notes..................     (1,025)     (1,525)     (1,525)
  Other, net.................................        115        (264)       (459)
                                              ----------  ----------  ----------
U.S. GAAP Total Equity Attributable to AXA
  Equitable.................................. $   10,538  $   15,436  $   14,840
                                              ==========  ==========  ==========

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                 2013       2012        2011
                                              ---------  ----------  ----------
                                                        (IN MILLIONS)
SEGMENT REVENUES:
Insurance.................................... $     (54) $    6,443  $   15,140
Investment Management/(1)/...................     2,915       2,738       2,750
Consolidation/elimination....................       (21)        (21)        (18)
                                              ---------  ----------  ----------
Total Revenues............................... $   2,840  $    9,160  $   17,872
                                              =========  ==========  ==========

   /(1)/Intersegment investment advisory and other fees of approximately $67 million, $58 million and $56 million for 2013, 2012 and 2011, respectively, are included in total revenues of the Investment Management segment.

                                                 2013       2012         2011
                                              ---------  ----------  -----------
                                                         (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING
OPERATIONS, BEFORE INCOME TAXES:
Insurance.................................... $  (5,872) $     (132) $     4,284
Investment Management/(2)/...................       564         190         (164)
Consolidation/elimination....................        (1)         --            4
                                              ---------  ----------  -----------
Total Earnings (Loss) from Continuing
  Operations, before Income Taxes............ $  (5,309) $       58  $     4,124
                                              =========  ==========  ===========

  /(2)/Net of interest expenses incurred on securities borrowed.

                                                    DECEMBER 31,
                                              -----------------------
                                                 2013         2012
                                              ----------  -----------
                                                   (IN MILLIONS)
SEGMENT ASSETS:
Insurance.................................... $  171,532  $   164,201
Investment Management........................     11,873       12,647
Consolidation/elimination....................         (4)          (5)
                                              ----------  -----------
Total Assets................................. $  183,401  $   176,843
                                              ==========  ===========

   In accordance with SEC regulations, securities with a fair value of $925 million and $1,509 million have been segregated in a special reserve bank custody account at December 31, 2013 and 2012, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2013 and 2012 are summarized below:

                                                                THREE MONTHS ENDED
                                              ------------------------------------------------------
                                                MARCH 31       JUNE 30     SEPTEMBER 30  DECEMBER 31
                                              ------------  ------------  -------------  -----------
                                                                   (IN MILLIONS)
2013
----
Total Revenues............................... $        392  $        537  $         834  $     1,077
                                              ============  ============  =============  ===========
Earnings (Loss) from Continuing
  Operations, Net of Income Taxes,
  Attributable to AXA Equitable.............. $     (1,004) $     (1,051) $        (878) $      (640)
                                              ============  ============  =============  ===========
Net Earnings (Loss), Attributable to AXA
  Equitable.................................. $     (1,004) $     (1,051) $        (878) $      (640)
                                              ============  ============  =============  ===========

2012
----
Total Revenues............................... $       (952) $      6,475  $       1,728  $     1,909
                                              ============  ============  =============  ===========
Earnings (Loss) from Continuing
  Operations, Net of Income Taxes,
  Attributable to AXA Equitable.............. $     (1,635) $      2,421  $        (241) $      (450)
                                              ============  ============  =============  ===========
Net Earnings (Loss), Attributable to AXA
  Equitable.................................. $     (1,635) $      2,421  $        (241) $      (450)
                                              ============  ============  =============  ===========

                                    PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

         (a) The following Financial Statements are included in Part B of the Registration Statement:

              The financial statements of AXA Equitable Life Insurance Company and Separate Account No. 49 are included in the Statement of Additional Information.

         (b)  Exhibits.

              The following exhibits correspond to those required by paragraph
         (b) of item 24 as to exhibits in Form N-4:

         1. Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

         2.   Not applicable.

         3.
              (a) Distribution Agreement, dated as of January 1, 1998 by and between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-64749) filed on August 5, 2011.

              (a)(i) First Amendment dated as of January 1, 2001 to the
                     Distribution Agreement dated as of January 1, 1998 between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-127445) filed on August 11, 2005.

              (a)(ii)Second Amendment dated as of January 1, 2012 to the
                     Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors LLC incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

              (b) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 previously filed with this Registration Statement (File
                     No. 333-05593) on April 19, 2001.

              (c) Transition Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, previously filed with this Registration Statement, (File
                     No. 333-05593), on April 19, 2001.

              (d) General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement (File
                     No. 2-30070) on April 19, 2004, and incorporated herein by reference.

              (d)(i) First Amendment dated as of January 1, 2003 to General
                     Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

              (d)(ii)Second Amendment dated as of January 1, 2004 to General
                     Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

             (d)(iii)Third Amendment dated as of July 19, 2004 to General Agent
                     Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries Incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

              (d)(iv)Fourth Amendment dated as of November 1, 2004 to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

              (d)(v) Fifth Amendment dated as of November 1, 2006, to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

              (d)(vi)Sixth Amendment dated as of February 15, 2008, to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

             (d)(vii)Seventh Amendment dated as of February 15, 2008, to
                     General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to
                     Exhibit 3(r), filed on April 20, 2009.

            (d)(viii)Eighth Amendment dated as of November 1, 2008, to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

              (d)(ix)Ninth Amendment dated as of November 1, 2011 to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

              (e) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, previously filed with this Registration Statement, File No. 333-05593, on April 20, 2005.

              (f) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, previously filed with this Registration Statement, File No. 333-05593, on April 20, 2005.

         4.   (a)    Form of Endorsement Applicable to Traditional IRA (Form
                     No. 2010IRA-I-PCS) previously filed with this Registration
                     Statement No. 333-165395 on September 20, 2010.

              (b) Form of Endorsement Applicable to Non-Qualified Contracts (Form No. 2010NQ-I-PCS) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (c) Form of Endorsement Applicable to Roth IRA Contracts (Form No. 2010ROTH-I-PCS) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (d) Form of Flexible Premium Deferred Variable and Index Linked Annuity Contract (Form No. 2010PCSBASE-I-A) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (e)    Form of Data Page (Part A - Personal Data) (Form
                     No. 2010PCSDP) previously filed with this Registration Statement No. 333-165395 on September 20, 2010, and was refiled with this Registration Statement No. 333-165395 on August 30, 2012.

              (f) Form of Data Page (Part C - Charges) (Form No. 2010PCSDP-ADV) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (g)(i) Form of Data Page (Part C - Charges) (Form
                     No. 2010PCSDP-B) previously filed with this Registration Statement No. 333-165395 on September 20, 2010, and was refiled with this Registration Statement No. 333-165395 on August 30, 2012.

              (g)(ii)Form of Data Page (Part C - Charges) (Form No.
                     2012PCSDP-C), filed with this Registration Statement No. 333-165395 on August 30, 2012.

         5.   (a)    Form of Enrollment Form/Application 2010 PCS App 01 (AXA
                     Advisors) previously filed with this Registration
                     Statement No. 333-165395 on September 20, 2010, and was refiled with this Registration Statement No. 333-165395 on August 30, 2012.

              (b) Form of Enrollment Form/Application 2010 PCS App 02 (AXA Distributors) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (c) Form of Enrollment Form/Application 2010 PCSI App 01 (AXA Advisors) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (d) Form of Enrollment Form/Application 2010 PCSI App 02 (AXA Distributors) previously filed with this Registration Statement No. 333-165395 on September 20, 2010, and was refiled with this Registration Statement No. 333-165395 on August 30, 2012.

         6.   (a)    Restated Charter of AXA Equitable, as amended August 31,
                     2010, incorporated herein by reference to Registration
                     Statement on Form N-4, (File No. 333-05593), filed on
                     April 24, 2012.

              (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

         7.   Not applicable.

         8.   (a)    Amended and Restated Participation Agreement among EQ
                     Advisors Trust, AXA Equitable Life Insurance Company ("AXA
                     Equitable"), AXA Distributors and AXA Advisors dated July
                     15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's Trust
                     Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

              (a)(i) Amendment No. 1, dated May 2, 2003, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

              (a)(ii)Amendment No. 2, dated July 9, 2004, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

             (a)(iii)Amendment No. 3, dated October 1, 2004, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

              (a)(iv)Amendment No. 4, dated May 1, 2005, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

              (a)(v) Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

              (a)(vi)Amendment No. 6, dated August 1, 2006, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

             (a)(vii)Amendment No. 7, dated May 1, 2007, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

            (a)(viii)Amendment No. 8, dated January 1, 2008, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

              (a)(ix)Amendment No. 9, dated May 1, 2008, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

              (a)(x) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

              (a)(xi)Amendment No. 11, dated May 1, 2009, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

             (a)(xii)Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

            (a)(xiii)Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

             (a)(xiv)Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

              (a)(xv)Amendment No. 15, dated June 7, 2011 , to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

         9. Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

         10.  (a)    Consent of PricewaterhouseCoopers LLP, filed herewith.

              (b)    Powers of Attorney, filed herewith.

         11.  Not applicable.
         12.  Not applicable.
         13.  Not applicable.

Item 25.Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH
BUSINESS ADDRESS               AXA EQUITABLE
------------------             --------------------------
DIRECTORS

Henri de Castries              Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                  Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh           Director
1670 Stephens Drive
Wayne, PA 19087

Danny L. Hale                  Director
900 20th Avenue South
Nashville, TN 37212

Anthony J. Hamilton            Director
79, Chapman Common, West Side
London, England SW49AY

Peter S. Kraus                 Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Ramon de Oliveira              Director
Investment Audit Practice, LLC
70 South Fifth Street
Park Ridge, NJ 07656

Bertram Scott                  Director
Affinity Health Plans
2500 Halsey Street, #2
Bronx, NY 10461

Lorie A. Slutsky               Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Richard C. Vaughan             Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                  Chairman of the Board,
                               Chief Executive Officer, Director and President

OTHER OFFICERS

*Dave S. Hattem                Senior Executive Director and General Counsel

Heinz-Juergen Schwering        Senior Executive Director and Chief Risk Officer

*Anders B. Malmstrom           Senior Executive Director and Chief Financial
                               Officer

*Salvatore Piazzolla           Senior Executive Director and Chief Human
                               Resources Officer

*Joshua E. Braverman           Senior Executive Director and Treasurer

*Anthony F. Recine             Managing Director, Chief Compliance Officer and
                               Deputy General Counsel

*Sharon A. Ritchey             Senior Executive Director and Chief Operating
                               Officer

*Michael B. Healy              Executive Director and Chief Information Officer

*Andrea M. Nitzan              Executive Director and Chief Accounting Officer

*Nicholas B. Lane              Senior Executive Director and Head of U.S. Life
                               and Retirement

*Robert O. Wright, Jr.         Senior Executive Director and Head of
                               Wealth Management

*Kevin Molloy                  Senior Executive Director

*Kevin E. Murray               Executive Director

Keith Floman                   Managing Director and Chief Actuary

*David Kam                     Managing Director and Actuary

*Michel Perrin                 Managing Director and Actuary

*Karen Field Hazin             Lead Director, Secretary and Associate General
                               Counsel

*Naomi J. Weinstein            Lead Director

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

   AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable Life Insurance Company. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

   Set forth below are the subsidiary charts for the Holding Company and AXA:

(a) The 2013 AXA Group Organizational Charts incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 2-30070) on Form N-4 filed April 22, 2014.

(b) The AXA Financial, Inc. - Subsidiary Organization Chart: Q4-2013 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 2-30070) on Form N-4 filed April 22, 2014.

Item 27. Number of Contractowners

         As of March 31, 2014, there were 21,059 Qualified Contract owners and/or 18,550 Non-Qualified Contract owners of the contracts offered by the registrant under this Registration Statement.

Item 28. Indemnification

         (a)    Indemnification of Directors and Officers

     The by-laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

     7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

            (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

            (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

            (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                   (b) To the extent permitted by the law of the State of New York, the Company, or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss.1216)

     The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Zurich Insurance Company, AXIS Insurance Company and Chubb Insurance Company. The annual limit on such policies is $105 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

     (b)    Indemnification of Principal Underwriters

     To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC and AXA Advisors, LLC.

     (c)    Undertaking

     Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 49, 70 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY America Variable Account A, MONY America Variable Account K and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301, A and I. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC is 1290 Avenue of the Americas, NY, NY 10104.

(b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.

(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA ADVISORS LLC)
------------------                 --------------------------------------

*Robert O. Wright, Jr.             Director, Chairman of the Board and Chief
                                   Executive Officer

*Kevin Molloy                      Director and Vice Chairman of the Board

*Frank Massa                       Director, President and Chief Operating
                                   Officer

*Nicholas B. Lane                  Director and Chief Retirement Savings
                                   Officer

*Vincent Parascandola              Senior Vice President, Divisional President
                                   and Chief Sales Officer

*Christine Nigro                   Senior Vice President and Divisional
                                   President

*Lawrence Adkins, Jr.              Senior Vice President and Divisional
                                   President

*Susan LaVallee                    Senior Vice President

*George Papazicos                  Senior Vice President

*Maurya Keating                    Vice President, Chief Broker Dealer Counsel
                                   and Investment Advisor Chief Compliance
                                   Officer

*Mary Jean Bonadonna               Vice President and Broker-Dealer Compliance
                                   Officer

*John C. Taroni                    Vice President and Treasurer

*Gina Jones                        Vice President and Financial Crime Officer

*Page Pennell                      Vice President

*Philip Pescatore                  Chief Risk Officer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Manish Agarwal                    Director

*Anders B. Malmstrom               Director

*Francesca Divone                  Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA DISTRIBUTORS, LLC)
------------------                 --------------------------------------------

*Nicholas B. Lane                  Director, Chairman of the Board, President,
                                   Chief Executive Officer and Chief Retirement
                                   Savings Officer

*Michael P. McCarthy               Director, Senior Vice President, National
                                   Sales Manager

*Todd Solash                       Director and Senior Vice President

*Manish Agarwal                    Senior Vice President

Ori Ben-Yishai                     Senior Vice President

*David Ciotta                      Senior Vice President

*Harvey T. Fladeland               Senior Vice President

*Nelida Garcia                     Senior Vice President

*Peter D. Golden                   Senior Vice President

David Kahal                        Senior Vice President

*Kevin M. Kennedy                  Senior Vice President

*Windy Lawrence                    Senior Vice President

*Timothy P. O'Hara                 Senior Vice President

*Michael Schumacher                Senior Vice President

*Mark Teitelbaum                   Senior Vice President

*Nicholas Gismondi                 Vice President and Chief Financial Officer

*Nicholas D. Huth                  Vice President and General Counsel

*Gina Jones                        Vice President and Financial Crime Officer

*John C. Taroni                    Vice President and Treasurer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Gregory Lashinsky                 Assistant Vice President - Financial
                                   Operations Principal

*Francesca Divone                  Secretary

(c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable Life Insurance Company at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096. The contract files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, Mo. 64105.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the individual annuity contracts and certificates AXA Equitable offers under a group annuity contract (collectively the "contracts") may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

              AXA Equitable represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective Contracts.

              The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b)of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 23rd day of April, 2014.

                               SEPARATE ACCOUNT NO. 49 OF
                               AXA EQUITABLE LIFE INSURANCE COMPANY
                                        (Registrant)

                               By:  AXA Equitable Life Insurance Company
                                        (Depositor)

                               By:  /s/ Dodie Kent
                                    -----------------------------------
                                    Dodie Kent
                                    Vice President and Associate General Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on this 23rd day of April, 2014.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Dodie Kent
                                              ---------------------------------
                                              Dodie Kent
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer,
                               Director and President

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Director and Chief Accounting Officer

*DIRECTORS:

Henri de Castries          Anthony J. Hamilton  Bertram Scott
Ramon de Oliveira          Danny L. Hale        Lorie A. Slutsky
Denis Duverne              Peter S. Kraus       Richard C. Vaughan
Barbara Fallon-Walsh       Mark Pearson

*By:  /s/ Dodie Kent
      -------------------------
         Dodie Kent
         Attorney-in-Fact

April 23, 2014

                                 EXHIBIT INDEX

  EXHIBIT NO.                                                       TAG VALUE
  -----------                                                       ---------

      9       Opinion and Consent of Counsel                        EX-99.9

      10(a)   Consent of PricewaterhouseCoopers LLP                 EX-99.10a

      10(b)   Powers of Attorney                                    EX-99.10b